Exhibit 10.3

CONFIDENTIAL

EXECUTION VERSION

ASSET PURCHASE AGREEMENT

by and among

Jefferson Capital Systems, LLC

as Purchaser,

Conn’s, Inc.,

Conn Appliances, Inc.,

Conn Credit Corporation, Inc.,

Conn Credit I, LP

CARF COL LLC,

W.S. Badcock LLC,

W.S. Badcock Credit LLC, and

W.S. Badcock Credit I LLC

as Sellers

Dated as of October 2, 2024

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5.2	Public Announcements	45
5.3	Access and Reports	46
5.4	Operations Prior to the Closing Date	46
5.5	Notice of Events	49

ARTICLE 6	GENERAL COVENANTS	49

6.1	Affirmative Covenants of Sellers	49
6.2	Tax Matters	50
6.3	Employee Matters	50
6.4	Post-Closing Books and Records	51
6.5	License to Certain Intellectual Property	52
6.6	Licenses to Conn’s Marks	53
6.7	Transitional Services	54
6.8	Insurance Access	55
6.9	Collection of Accounts Receivable	56
6.10	Confidentiality	57
6.11	Sublease	57
6.12	Logicalis Contract	58
6.13	Storis Contract	58
6.14	Shaw Contract	58
6.15	Mulberry Data Center	58
6.16	Nonassigned Contracts	58
6.17	Residuals Servicing	59

ARTICLE 7	CONDITIONS PRECEDENT	59

7.1	Conditions to Each Party’s Obligation	59
7.2	Conditions to Obligation of Purchaser	59
7.3	Conditions to Obligations of Sellers	60
7.4	Frustration of Closing Conditions	61

ARTICLE 8	TERMINATION	61

8.1	Events of Termination	61
8.2	Effect of Termination	62

ARTICLE 9	GENERAL PROVISIONS	63

9.1	Survival of Representations, Warranties and Covenants	63
9.2	Entire Agreement	63
9.3	Amendment; No Waiver	63

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9.4	Severability; Specific Versus General Provisions	64
9.5	Expenses and Obligations	64
9.6	Notices	64
9.7	Counterparts	65
9.8	Governing Law	65
9.9	Submission to Jurisdiction; Consent to Service of Process	65
9.10	Waiver of Jury Trial	66
9.11	Rights Cumulative	66
9.12	Assignment	66
9.13	Specific Enforcement; Remedies	67
9.14	Third-Party Beneficiaries	67
9.15	No Personal Liability of Directors, Officers and Owners	67
9.16	Legal Representation	68

EXHIBITS/SCHEDULES

Exhibit A	Form of Bill of Sale and Assignment and Assumption Agreement
Exhibit B	Sale Order
Exhibit C-1	Schedule of Conn’s ABL Receivables
Exhibit C-2	Schedule of Badcock Receivables
Exhibit C-3	Schedule of Motus NPL Receivables
Exhibit C-4	Schedule of Non-Motus NPL Receivables
Exhibit D	Servicing Agreements
Exhibit D-1	Excluded Intellectual Property
Exhibit D-2	Excluded IT Assets
Exhibit E	Securitizations

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ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of October 2, 2024 is entered into by and among Jefferson Capital Systems, LLC, a Georgia limited liability company (“Purchaser”), Conn’s, Inc., a Delaware corporation (“Conn’s”), Conn Appliances, Inc., a Texas corporation (“Conn Appliances”), Conn Credit Corporation, Inc., a Texas corporation (“Conn Credit”), Conn Credit I, LP, a Texas limited partnership (“Conn Credit I”), CARF COL LLC, a Delaware limited liability company (“CARF”), W.S. Badcock LLC, a Florida limited liability company (“Badcock”), W.S. Badcock Credit LLC, a Delaware limited liability company (“Badcock Credit”), W.S. Badcock Credit I LLC, a Delaware limited liability company (collectively with Conn’s, Conn Appliances, Conn Credit, Conn Credit I, CARF, Badcock and Badcock Credit, “Sellers”). Purchaser and Sellers are collectively referred to as the “Parties” and each individually as a “Party”. Capitalized terms that are not otherwise defined shall have the meanings give to them in Article 1 of this Agreement.

RECITALS

WHEREAS, Sellers own all of the Transferred Assets;

WHEREAS, Sellers intend to sell, assign, transfer, convey and deliver to Purchaser the Transferred Assets on the Closing Date, such sale, assignment, transfer, conveyance and delivery being on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, on July 23, 2024 (the “Petition Date”) Conn’s, and certain of its Affiliates (collectively, the “Debtors”) commenced voluntary cases under chapter 11 of the Bankruptcy Code, jointly administered under Case No. 24-33357 (ARP) (collectively, the “Bankruptcy Cases”) by filing petitions for relief in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”);

WHEREAS, Conn’s sought entry by the Bankruptcy Court of the Bid Procedures Order approving the Bid Procedures, and the Bankruptcy Court approved the Bid Procedures Order;

WHEREAS, at the Closing, Purchaser will purchase, assume, acquire and accept from Sellers, and Sellers will sell, assign, transfer, convey and deliver to Purchaser, Sellers’ right, title and interest in and to the Transferred Assets, in each case on the terms and subject to the conditions set forth in this Agreement, pursuant to, among other provisions thereof, section 363 of the Bankruptcy Code and in accordance with the Bid Procedures and subject to entry of the Sale Order by the Bankruptcy Court; and

WHEREAS, prior to or concurrently with the execution of this Agreement (or, if the execution of this Agreement occurs on a day that is not a Business Day, no later than the first Business Day following the execution of this Agreement), Purchaser shall deposit (or cause to be deposited) an aggregate amount equal to the Deposit Escrow Amount into an escrow account (the “Deposit Escrow Account”) to be established and maintained by Escrow Agent pursuant to the Escrow Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, agreements and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1

DEFINED TERMS

1.1         Defined Terms. The following terms shall have the following meanings in this Agreement:

“Account” means a revolving credit account of an Originator identified on the Schedule of Receivables.

“Account Agreement” means an agreement establishing the creditor-debtor relationship between Originator and the related Obligor with respect to each Account.

“Account Files and Servicing Records” has the meaning set forth in Section 2.1(a)(vi).

“Acquired Business” means the business of Sellers acting as a servicer or administrator of loans and other revolving financing to consumers, including, in connection therewith, performing the requirements under the Servicing Agreements (and all reporting requirements related thereto).

“Acquired Claims” has the meaning set forth in Section 2.1(a)(ix).

“Acquired Prepayments” has the meaning set forth in Section 2.1(a)(xvii).

“Action” means any action, audit, claim (including any cross-claim or counterclaim), cause of action, assessment, inquiry, investigation, examination, proceeding, arbitration or litigation of any kind (whether civil, criminal, administrative, or investigative, and including any appellate proceeding arising therefrom) commenced, brought, conducted or heard by or before any Governmental Authority or arbitrator, including any cancellation, opposition, inter parties review, or similar proceeding.

“Affiliate” with respect to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided, that except pursuant to Section 8.2, Section 9.15, and the definition of “Related Parties”, and any related definitions to the extent used in the foregoing provisions or terms, in no event shall (i) Purchaser or any of its Subsidiaries be considered an Affiliate of any portfolio company of any investment fund or account managed by or affiliated with Sponsor or its affiliates (other than as amongst Jefferson Capital Holdings, LLC and its Subsidiaries), or (ii) any portfolio company of any investment fund or account managed by or affiliated with Sponsor or its affiliates (other than Jefferson Capital Holdings, LLC and its Subsidiaries) be considered an Affiliate of Jefferson Capital Holdings, LLC or any of its Subsidiaries. For purposes of this definition, “control” (and its derivatives) as used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Allocation Notice of Objection” has the meaning set forth in Section 6.2(a).

“Alternate Transaction” has the meaning set forth in Section 8.1(b).

“Anti-Corruption Laws” has the meaning set forth in Section 3.2(l)(i).

“Anti-Money Laundering Laws” has the meaning set forth in Section 3.2(l)(ii).

“Antitrust Laws” means any Laws under any applicable jurisdiction that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, including the HSR Act.

“Assumed Contracts” has the meaning set forth in Section 4.3(a).

“Assumed Liabilities” has the meaning set forth in Section 2.3.

“Attorney-Client Information” has the meaning set forth in Section 9.16.

“Auction” has the meaning set forth in the Bid Procedures Motion.

“Available Contracts” has the meaning set forth in Section 4.3(a).

“Available Insurance Policy” has the meaning set forth in Section 6.8.

“Avoidance Actions” means any and all avoidance, recovery, subordination, or other claims, actions, rights, or remedies that may be brought by or on behalf of the Sellers or their estate or other authorized parties in interest under the Bankruptcy Code or applicable non-bankruptcy law, including, but not limited to, actions or remedies under Sections 510, 542, 543, 544, 545, and 547 through and including 553 of the Bankruptcy Code.

“Back-up Termination Date” means the first to occur of (a) consummation of the Transactions with the Successful Bidder at the Auction, (b) Purchaser’s receipt of notice from Sellers of the release by Sellers of Purchaser’s obligations under Section 4.2(c), (c) the Outside Date, and (d) the occurrence of an event specified in Section 8.1.

“Badcock” has the meaning set forth in the Preamble.

“Badcock Credit” has the meaning set forth in the Preamble.

“Badcock Cut-Off Date” has the meaning set forth in Section 2.1(a)(ii).

“Badcock Receivable Contracts” has the meaning set forth in Section 2.1(a)(ii).

“Badcock Receivables” means all Receivable Contracts, including all Receivables related thereto, account files, loan documents, and performance history, for accounts set forth on Exhibit C-2.

“Bankruptcy Cases” has the meaning set forth in the Recitals.

“Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. § 101 et seq.

“Bankruptcy Court” has the meaning set forth in the Recitals.

“Bid Procedures” means those certain bidding procedures filed and approved by the Bankruptcy Court and attached as Exhibit 1 to the Bid Procedures Order.

“Bid Procedures Motion” means the Debtors’ Motion for Entry of (I) an Order (A) Approving Certain Bidding Procedures and the Form and Manner of Notice Thereof, (B) Scheduling an Auction and a Hearing on the Approval of the Sale of all or Substantially All of the Debtors’ Assets, (C) Establishing Certain Assumption and Assignment Procedures and Approving the Manner of Notice Thereof, and (D) Granting Related Relief; and (II) an Order (A) Authorizing the Sale of All or Substantially All of the Debtors’ Assets Free and Clear of all Encumbrances, (B) Approving the Assumption and Assignment of the Assumed Contracts, and (C) Granting Related Relief (Docket No. 121).

“Bid Procedures Order” means the Order (A) Approving Certain Bidding Procedures and the Form and Manner of Notice Thereof, (B) Scheduling an Auction and a Hearing on the Approval of the Sale of All or Substantial All of the Debtors’ Assets, (C) Establishing Certain Assumption and Assignment Procedures and Approving the Manner of Notice Thereof, and (D) Granting Related Relief (Docket No. 370).

“Bill of Sale and Assignment and Assumption Agreement” means the bill of sale and assignment and assumption agreement in respect of the Transferred Assets, dated as of the Closing Date, by and between Sellers and Purchaser (or its designee(s)), substantially in the form attached hereto as Exhibit A.

“Break-Up Fee” has the meaning set forth in Section 4.2(c).

“Business Confidential Information” has the meaning set forth in Section 6.10.

“Business Data” means any data collected, used or internally generated in connection with the Acquired Business.

“Business Day” means any day other than (a) a Saturday, Sunday or federal holiday or (b) a day on which commercial banks in the State of New York are authorized or required to be closed.

“Business Employee” means each individual employed in the position as set forth on Schedule 3.2(n)(i) as of the date hereof and any applicable date of determination.

“Business Employee Plan” has the meaning set forth in Section 3.2(n)(iv).

“Call Center Space” has the meaning set forth in Section 6.11.

“Call Center Space Sublease” has the meaning set forth in Section 6.11.

“CARF” has the meaning set forth in the Preamble.

“Chosen Courts” has the meaning set forth in Section 9.9(a).

“Closing” has the meaning set forth in Section 2.5.

“Closing Date” has the meaning set forth in Section 2.5.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collections” means, with respect to any Receivable, all cash collections and other cash proceeds received in respect of such Receivable, including, all principal, Finance Charges, fees, and proceeds collected in connection with the sale of any such Receivable, and recoveries with respect to the Motus NPL Receivables and Non-Motus NPL Receivables. For the avoidance of doubt, the Collections in the month of August 2024 with respect to the Conn’s ABL Receivables, is shown in the file provided on the SFTP on September 27, 2024 at 7:51:14 PM entitled “ABL_ACCT_MAR_TO_AUG_WALK.csv,” where the account has a REPORTGRP field = “ABL”, and where the MONTH_END_DATE field = 8/31/2024, and the sum of PRINCIPAL_PMT_AMT + INTEREST_PMT_AMT + FEE_PMT_AMT is $27,876,261.55; and the Collections in the month of August 2024 with respect to Badcock Receivables is shown in the dataroom file 5.2.10, where the CustomerType field = “Badcock”, and the sum of the field “ReceiptTotalAmount” is $14,550,873.59. If not otherwise specified, the term “Collections” shall refer to the Collections on all the Receivables collectively.

“Competing Bid” has the meaning set forth in Section 4.1.

“Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of July 22, 2024, by and between Conn Appliances, Inc. and Jefferson Capital Systems, LLC.

“Conn Appliances” has the meaning set forth in the Preamble.

“Conn Credit” has the meaning set forth in the Preamble.

“Conn Credit I” has the meaning set forth in the Preamble.

“Conn’s” has the meaning set forth in the Preamble.

“Conn’s ABL Cut-Off Date” has the meaning set forth in Section 2.1(a)(i).

“Conn’s ABL Receivables” means all Receivable Contracts, including all Receivables related thereto, account files, loan documents, and performance history, for accounts set forth on Exhibit C-1.

“Conn’s Marks” means any Trademarks of the Sellers or any of its Affiliates that uses or contains “Conn’s” or “Badcock” (in each case, solely as a word mark in block letters or stylized form), or that are confusingly similar to any of the Trademarks described in the foregoing, including such Trademarks set forth on Schedule 6.6.

“Conn’s Servicing Mark” has the meaning set forth in Section 6.6(a)(iii).

“Contracts” means any written or oral contract, agreement, lease, deed, license, franchise, instrument, commitment, undertaking (including any indenture, note, bond, mortgage, deed of trust, or other evidence of indebtedness), or obligation of any kind or character, in each case, that is legally binding.

“Cure Costs” means monetary amounts that must be paid and obligations that otherwise must be satisfied under Sections 365(b)(1)(A) and (B) of the Bankruptcy Code in connection with the assumption and/or assignment of any Transferred Contract, as agreed upon by the Parties or determined by the Bankruptcy Court pursuant to the procedures in the Bidding Procedures Order.

“Customer Lists” means any data collected, used or internally generated (a) for any customer or consumer that is not an Obligor of any Receivable Contract or (b) solely in connection with any other Excluded Asset.

“Debtors” has the meaning set forth in the Recitals.

“Defaulted Receivable” means a Receivable which, in the ordinary course consistent with past practice pursuant to collection policies, would be written off the Seller’s books as uncollectible.

“Delinquent Receivable” means any Receivable that as of the determination date is not a Defaulted Receivable and is 180 or more days past due with respect to any portion of any payment of principal or interest as of the end of the preceding collection period.

“Deposit Escrow Account” has the meaning set forth in the Recitals.

“Deposit Escrow Amount” means $18,000,000.

“Designation Notice” has the meaning set forth in Section 4.3(a).

“Determination Date” has the meaning set forth in Section 4.3(a).

“DIP Orders” means, collectively, the (i) Interim Order (I) Authorizing the Debtors to (A) Obtain Postpetition Financing, (B) Use Cash Collateral, and (C) Grant Liens and Provide Superpriority Administrative Expense Claims, (II) Granting Adequate Protection to Certain Prepetition Secured Parties, (III) Modifying the Automatic Stay, (IV) Scheduling a Final Hearing, and (V) Granting Related Relief (Docket No. 86) and (ii) Final Order (I) Authorizing the Debtors to (A) Obtain Postpetition Financing, (B) Use Cash Collateral, and (C) Grant Liens and Provide Superpriority Administrative Expense Claims, (II) Granting Adequate Protection to Certain Prepetition Secured Parties, (III) Modifying the Automatic Stay and (IV) Granting Related Relief (Docket No. 482).

“Enforceability Exceptions” has the meaning set forth in Section 3.1(b).

“ERISA” has the meaning set forth in Section 2.4.

“Escrow Agent” means Epiq Corporate Restructuring LLC.

“Escrow Agreement” means the escrow agreement, dated on or about the date hereof, by and among Purchaser, Conn’s, and the Escrow Agent.

“Excluded Assets” has the meaning set forth in Section 2.2.

“Excluded Books and Records” means the following originals and copies of those books and records, documents, data and information (in whatever form maintained) of Sellers: (a) all corporate minute books (and other similar corporate records) and stock records of Sellers (copies of which, to the extent related to the Transferred Assets and to the extent permitted by Law, will be made available to Purchaser upon Purchaser’s reasonable request), (b) any books and records related primarily to the Excluded Assets (copies of which, to the extent related to the Transferred Assets and to the extent permitted by Law, will be made available to Purchaser upon Purchaser’s reasonable request), (c) any books, records or other materials that any Sellers are required by Law to retain (copies of which, to the extent permitted by Law, will be made available to Purchaser upon Purchaser’s reasonable request) or (d) Tax Returns of any Seller that relate to income Taxes other than Tax Returns that relate solely to the Transferred Assets or the Acquired Business.

“Excluded Intellectual Property” means all Intellectual Property and goodwill of the Sellers and their Affiliates not included in the Transferred Assets, including the Conn’s Marks, the Customer Lists and the Intellectual Property set forth on Exhibit D-1.

“Excluded IT Assets” means all IT Assets of the Sellers and their Affiliates not included in the Transferred Assets, including the IT Assets set forth on Exhibit D-2.

“Excluded Real Estate” has the meaning set forth in Section 2.2(h).

“Excluded Liabilities” has the meaning set forth in Section 2.4.

“Extended Contract Period” has the meaning set forth in Section 4.3(a).

“Final Allocation Statement” has the meaning set forth in Section 6.2(a).

“Final Order” means, as applicable, an Order or judgment of the Bankruptcy Court, or other court of competent jurisdiction with respect to the relevant subject matter, which (a) has not been reversed, stayed, modified, or amended, including any Order subject to appeal but for which no stay of such Order has been entered, and as to which the time to appeal, seek certiorari, or move for a new trial, reargument, reconsideration or rehearing has expired and as to which no appeal, petition for certiorari, or other proceeding for a new trial, reargument, reconsideration or rehearing has been timely taken, or (b) as to which any appeal that has been taken or any petition for certiorari or motion for reargument, reconsideration or rehearing that has been or may be filed has been withdrawn with prejudice, resolved by the highest court to which the Order or judgment was appealed or from which certiorari could be sought, or any request for new trial, reargument, reconsideration or rehearing has been denied, resulted in no stay pending appeal or modification of such Order, or has otherwise been dismissed with prejudice; provided, that no Order or judgment shall fail to be a “Final Order” solely because of the possibility that a motion under rules 59 or 60 of the Federal Rules of Civil Procedure or any analogous Federal Rule of Bankruptcy Procedure (or any analogous rules applicable in another court of competent jurisdiction) or sections 502(j) or 1144 of the Bankruptcy Code has been or may be filed with respect to such Order or judgment.

“Finance Charges” means any interest, late fees, servicing fees or other charges or fees owing by an Obligor pursuant to a Receivable Contract.

“Fraud” means actual and intentional common law fraud by a Person or its representatives, as determined in accordance with the Laws of the State of Delaware, with respect to the making of any representation or warranty by such Person set forth in this Agreement.

“Free and Clear” means free and clear of all Liens, Claims, and Interests (other than the Permitted Liens) to the maximum extent permitted by Section 363(f) of the Bankruptcy Code.

“GAAP” means generally accepted accounting principles in the United States as of the date hereof.

“Governmental Authority” means any domestic or foreign national, provincial, regional, state, multi-state or municipal or other local government, any subdivision, agency, commission, or authority thereof, including any court (including the Bankruptcy Court), governmental commission, department, board, bureau, branch, instrumentality, arbitrator or tribunal or any quasi-governmental or private body exercising any executive, legislative, judicial, administrative, regulatory or taxing authority thereunder (including the IRS).

“Gross Collections” means the amount of any Collections, without deducting any internal or external costs paid or realized to receive the Collections on any Transferred Receivables (or related Receivables Contracts). For the avoidance of doubt, to the extent a third party remits Collections net of a commission or other expense, the amount of such commission or other expense shall be added back to the amount received in determining the Gross Collections.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Initiation Date” means, with respect to any Receivable, the date upon which such Receivable was originated.

“Installment Contract” means any retail installment sale contract or installment loan originally entered into between an Originator and an Obligor in connection with a sale of merchandise and all amounts due thereunder from time to time.

“Intellectual Property” means all intellectual property, whether protected, created or arising under the Laws of the United States or any other jurisdiction, including all rights in and to: (a) patents and patent applications, together with all reissuances, divisionals, continuations-in-part, revisions, substitutions, provisionals, renewals, extensions, and re-examinations thereof, and all rights to claim priority from any of the foregoing; (b) trademarks, service marks, logos, trade names, brand names, corporate names, trade dress, trade styles, and other indicators of the commercial source or origin of a product or service, in each case, whether or not registered, and all registrations and applications to register, and renewals and extensions of, any of the foregoing, together with all goodwill associated with any of the foregoing (collectively, “Trademarks”); (c) trade secret rights and corresponding rights in confidential information and other non-public or proprietary information (whether or not patentable or copyrightable), including business know how, customer lists, marketing and outreach strategy and proprietary underwriting systems (collectively, “Trade Secrets”); (d) copyrights and copyrightable works, and all database rights, whether or not registered or published, including data collections, “moral rights,” and all registrations and applications to register, and renewals, extensions and reversions of, any of the foregoing, and corresponding rights in works of authorship; (e) Internet domain names, electronic addresses, uniform resource locators and alphanumeric designations associated therewith and all registrations for any of the foregoing, and all social media accounts; and (f) any and all similar, corresponding or equivalent intellectual or proprietary rights arising under the Laws of any jurisdiction throughout the world or pursuant to any international convention.

“Interim Period Collections” means an amount equal to the sum of (a) the aggregate amount of Gross Collections received by or on behalf of Sellers and their Affiliates on or after the Conn’s ABL Cut-Off Date with respect to the Conn’s ABL Receivables, plus (b) the aggregate amount of Gross Collections received by or on behalf of Sellers and their Affiliates on or after the Badcock Cut-Off Date with respect to the Badcock Receivables, plus (c) the aggregate amount of Gross Collections received by or on behalf of Sellers and their Affiliates on or after the Motus NPL Cut-Off Date with respect to the Motus NPL Receivables, plus (d) the aggregate amount of Gross Collections received by or on behalf of Sellers and their Affiliates on or after the Non-Motus NPL Cut-Off Date with respect to the Non-Motus NPL Receivables.

“Interim Servicing Fee” means an amount equal to 10% of the Interim Period Collections.

“IRS” means the United States Internal Revenue Service.

“IT Assets” means, with respect to any Person, any and all of such Person’s right to all software, computer systems, databases, and reference and resource documentation relating thereto.

“Knowledge” means the actual knowledge (after due inquiry) of (a) in the case of Sellers, TJ Fenton, Michael Lieu, Melissa Allen, Timothy Santo, Sarah Miller and (b) in the case of Purchaser, Matt Pfohl.

“Law” means any federal, national, provincial, state, local or municipal law, ordinance, principle of common law, code, regulation, rule (including any administrative or other guidance published with respect thereto by any Governmental Authority), statute, treaty, constitution, and other binding directives, rulings, official standards, requirements or obligations under Permits or other similar requirements enacted, adopted, issued, promulgated, applied, or enforced by, any Governmental Authority.

“Law Firm” means Sidley Austin LLP and its successors.

“Liabilities” shall mean debts, liabilities, claims, demands, expenses, commitments, losses, and duties, obligations, or commitments of any nature whatsoever, whether direct or indirect, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise, whenever or however arising (including whether arising out of any Law or Action (including any under contract or in a tort claim based on negligence or strict liability)).

“Licensed Intellectual Property” has the meaning set forth in Section 6.5(a).

“Lien” means all forms of lien (including mechanic’s, contractor’s or other similar liens arising under or relating to the provision of goods or services on or to any Transferred Assets, and liens issued pursuant to Section 361, 363 or 364 of the Bankruptcy Code), encumbrance, defect or irregularity in title, pledge, hypothecation, mortgage, deed of trust, deed to secure debt, security interest, charge, license, right of setoff, proxy, transfer restriction or similar agreement or encumbrance, including any dedication under any gathering, transportation, treating, processing, fractionating, purchase, sale, or similar agreements, or any other rights granted or consensual as or against any Transferred Assets including easements, encroachments, leases, subleases, tenancies, rights of first refusal, preemptive rights, options, or any other interest or right in property that constitutes a lien or interest within the definition or adjudication of such terms under the Bankruptcy Code, and including all costs and expenses relating thereto.

“Liens, Claims, and Interests” shall have the meaning set forth in the Sale Order.

“Logicalis” has the meaning set forth in Section 6.12.

“Logicalis Term Sheet” has the meaning set forth in Section 6.12.

“Marketing Materials” has the meaning set forth in Section 2.1(a)(xiii).

“Material Adverse Effect” means any event, occurrence, condition, circumstance, development, or change which would or would be reasonably likely to have a material adverse effect (a) on Sellers’ ability to perform their obligations under this Agreement or the Related Documents or to otherwise consummate the Transactions, or (b) to the business, results of operations, condition (financial or otherwise) or assets of the Acquired Business, the Transferred Assets, or the Assumed Liabilities, taken as a whole; provided, however, that none of the following shall be deemed (either alone or in combination) to constitute, and none of the following shall be taken into account in determining whether there has been or may be, a Material Adverse Effect under clause (b): (i) any change in, or effects arising from or relating to, general business or economic conditions affecting any industry in which the business operates; (ii) any change in, or effects arising from or relating to, the United States or foreign economies, or securities, banking or financial markets in general, or other general business, banking, financial or economic conditions (including (A) any disruption in any of the foregoing markets, (B) debt defaults or other restructuring events of any country with respect to which bondholders take a discount to the debt of any country or any increases in the interest rates for any country’s debt, (C) any change in currency exchange rates, (D) any decline or rise in the price of any security, commodity, contract or index and (E) any increased cost, or decreased availability, of capital or pricing or terms related to any financing for the Transactions); (iii) any change from, or effects arising from or relating to, the occurrence, escalation or material worsening of any act of God or other calamity, natural disaster, epidemic, pandemic or disease, outbreak, hostility, act of war, or terrorism or military action; (iv) any change in, or effects arising from or relating to changes in, Laws or accounting rules (including GAAP); (v) the failure of the business to meet any of its projections, forecasts, estimates, plans, predictions, performance metrics or operating statistics or the inputs into such items (whether or not shared with Purchaser or its Affiliates or Representatives); provided, that, the underlying causes thereof, to the extent not otherwise excluded by this definition, may be deemed to contribute to a Material Adverse Effect; (vi) any breach of this Agreement by Purchaser; (vii) national or international political, labor or social conditions; (viii) the public announcement of, entry into or pendency of, or actions required by, this Agreement, or the identity of the Parties to this Agreement; (ix) any effect arising or resulting from or related to the filing of the Bankruptcy Cases; or (x) any action required to be taken under any Law by which any Seller (or any of its properties) are bound; provided, however, such effects set forth in the foregoing clauses (i) through (iii), shall be taken into account in determining whether any Material Adverse Effect has occurred to the extent that any such effect has, or would reasonably be expected to have, a materially disproportionate effect on the Acquired Business (excluding the Excluded Assets and the Excluded Liabilities), the Transferred Assets, or the Assumed Liabilities, relative to other similarly situated businesses.

“Material Contracts” has the meaning set forth in Section 3.2(h)(i).

“Material Relationships” has the meaning set forth in Section 3.2(k).

“Motus NPL Cut-Off Date” has the meaning set forth in Section 2.1(a)(iii).

“Motus NPL Receivables” means all Receivable Contracts, including all Receivables related thereto, account files, loan documents, performance history, for accounts set forth on Exhibit C-3.

“Mulberry Data Center” means the data center, located at headquarters building for Badcock operations located at 200 N. Phosphate Boulevard, Mulberry Florida 33860, that hosts data used by and integrated with Storis under the Storis Contract or otherwise related to the Storis Contract, which for the avoidance of doubt includes certain Account Files and Servicing Records related to the Badcock Receivables.

“Mulberry Lease” means that certain Commercial Retail Lease, dated as of August 2, 2022, by and between BCHQ Owner LLC, as landlord, and W.S. Badcock Corporation, as tenant, with respect to the Mulberry Data Center.

“Necessary Consent” has the meaning set forth in Section 2.8.

“New Lease” has the meaning set forth in Section 6.11.

“New Logicalis Contract” has the meaning set forth in Section 6.12.

“New Shaw Contract” has the meaning set forth in Section 6.14.

“New Storis Contract” has the meaning set forth in Section 6.13.

“Next-Highest Bidder” has the meaning set forth in the Bid Procedures.

“Non-Motus NPL Cut-Off Date” has the meaning set forth in Section 2.1(a)(iv).

“Non-Motus NPL Receivables” means all Receivable Contracts, including all Receivables related thereto, account files, loan documents, performance history, for accounts set forth on Exhibit C-4.

“Obligor” means, with respect to any Receivable, the Person or Persons obligated to make payments with respect to such Receivable, including any guarantor thereof.

“Online Bill Pay Subdomains” means, collectively, the following subdomains (i.e., extensions of domain names registered to the Sellers): (a) https://www.conns.com/pay_your_bill; and (b) https://www.badcock.com/billpay.

“Open Source Software” means any Software that is subject to any “open source,” “copyleft” “freeware” or “shareware” license or similar licensing or distribution models, including Software licensed pursuant to the GNU General Public License, the GNU Lesser (or Library) General Public License, the Affero General Public License, the Mozilla Public License, the Common Development and Distribution License, the Eclipse Public License, any Creative Commons “sharealike” license, or any license that is, or is substantially similar to such licenses.

“Order” means any award, decision, determination, temporary or permanent injunction, order, judgment, ruling, decree, writ, subpoena, stipulation, settlement, verdict, or assessment or arbitration award entered, issued, promulgated, made, or rendered by any court, administrative agency, or other Governmental Authority or by any arbitrator.

“Originator” means any of Conn Appliances, Conn Credit, Badcock or Badcock Credit, as applicable.

“Outside Date” has the meaning set forth in Section 8.1(h).

“Party” and “Parties” have the meaning set forth in the Preamble.

“Payoff Amount” has the meaning set forth in Section 2.7(c).

“Payoff Debt” has the meaning set forth in Section 2.7(c).

“Payoff Letters” has the meaning set forth in Section 2.7(c).

“Permitted Liens” means (a) Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established, if required by GAAP, in accordance with GAAP; (b) mechanics’, carriers’, workers’, repairers’ and other similar Liens arising or incurred in the ordinary course of business for obligations that are not overdue or are being contested in good faith by appropriate proceedings; (c) non-exclusive licenses of Intellectual Property granted in the ordinary course of business; (d) Liens arising under or created by this Agreement or any of the Related Documents; and (e) Liens set forth on Schedule 1.1(e).

“Person” means any individual, corporation (including any non-profit corporation), partnership (general or limited), limited liability company, joint venture, estate, trust, association, organization, labor union or any other entity or Governmental Authority.

“Permit” means all permits, authorizations, licenses, registrations, certificates, franchises, clearances, qualifications, exemptions, waivers, variances, privileges, consents and other approvals issued by or from any Governmental Authority.

“Personal Information” means all information in any form or media that identifies, could be used to identify, or is otherwise related to an individual person and any information that constitutes “personal information” or any other similar term provided by applicable Privacy Laws.

“Petition Date” has the meaning set forth in the Recitals.

“Previously Omitted Contract” has the meaning set forth in Section 4.4(a).

“Previously Omitted Contract Notice” has the meaning set forth in Section 4.4(b).

“Privacy Laws” means, regardless of jurisdiction, any and all applicable Laws, legal requirements and binding self-regulatory guidelines relating to the Processing of any Personal Information with respect to the Acquired Business including the Fair Credit Reporting Act and Gramm-Leach-Bliley Act, and any and all applicable Laws relating to breach notification, the use of biometric identifiers or the use of Personal Information for marketing purposes.

“Privacy Requirements” means all applicable Privacy Laws and all of the Sellers’ published policies and notices, and contractual obligations relating to the Processing of any Personal Information with respect to the Acquired Business.

“Processing” means any operation or set of operations performed on any data, whether or not by automated means, including the receipt, collection, compilation, use, storage, combination, sharing, safeguarding, disposal, erasure, destruction, disclosure or transfer (including cross-border transfer) of such data.

“Proposed Allocation Statement” has the meaning set forth in Section 6.2(a).

“Purchase Price” equals an amount equal to the result of (a) $360,000,000, minus (b) the Interim Period Collections, plus (c) the Interim Servicing Fee, minus (d) the amount paid by Purchaser pursuant to Section 2.7(c).

“Purchaser” has the meaning set forth in the preamble.

“Purchaser Group Members” has the meaning set forth in Section 9.16.

“Purchaser Material Adverse Effect” means an event, occurrence, condition, circumstance, development, or change which would or would be reasonably likely to have a material adverse effect on Purchaser’s ability to perform its obligations under this Agreement or the Related Documents or to otherwise consummate the Transactions.

“Purchaser Services” has the meaning set forth in Section 6.7(a).

“Receivable” means the indebtedness of any Obligor under a Receivable Contract reflected on the Schedule of Receivables, whether constituting an account, chattel paper, an instrument, a general intangible, payment intangible, promissory note or otherwise, and shall include (a) the right to payment of such indebtedness and any interest or Finance Charges and other obligations of such Obligor with respect thereto (including the principal amount of such indebtedness, periodic Finance Charges, late fees and returned check fees), and (b) all proceeds of, and payments or Collections on, under or in respect of any of the foregoing. If a Receivable Contract is modified for credit reasons, the indebtedness under the new Receivable Contract shall, for purposes of this Agreement and the Related Documents, constitute the same Receivable as existed under the original Receivable Contract.

“Receivable Contract” means an Installment Contract or an Account Agreement, as applicable, related to a Transferred Receivable (including for the avoidance of doubt, collectively, the Conn’s ABL Receivable Contracts, the Badcock Receivable Contracts, the Motus NPL Receivable Contracts, and the Non-Motus NPL Receivable Contracts).

“Receivable File” means, with respect to a Transferred Receivable, (a) the Receivable Contract related to such Transferred Receivable, (b) each UCC financing statement related thereto, if any, and (c) the application, if any, of the related Obligor to obtain the financing extended by such Transferred Receivable; provided, that such Receivable File may be converted to microfilm or other electronic media within six (6) months after the Initiation Date for the related Transferred Receivable.

“Rejection of Transfer” has the meaning set forth in Section 6.7(b).

“Related Claims” means all claims or causes of action (whether in contract or tort, in law or in equity, or granted by statute or otherwise) that may be based upon, arise out of or relate to this Agreement, the Related Documents and any other document or instrument delivered pursuant to this Agreement or the Related Documents, or the negotiation, execution, termination, validity, interpretation, construction, enforcement, performance or nonperformance of this Agreement or the Related Documents, or otherwise arising from, relating to, or in connection with the Transactions (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in, arising out of, related to, or in connection with, or as an inducement to enter into, this Agreement or the Related Documents or the Transactions).

“Related Documents” means the Bill of Sale and Assignment and Assumption Agreement, the Confidentiality Agreement, the Escrow Agreement, and any other document, agreement, certificate or instrument entered into in connection with this Agreement.

“Related Parties” has the meaning set forth in Section 9.15.

“Related Security” means, with respect to any Transferred Receivable, all guaranties, indemnities, insurance (including any insurance and repair service agreement proceeds and returned premiums) and other agreements (including the related Receivable File) or arrangement and other collateral of whatever character from time to time supporting or securing payment of such Transferred Receivable or otherwise relating to such Transferred Receivable (including any returned sales taxes).

“Representative” means, with respect to a particular Person, any (a) Affiliate or (b) director, member, manager, limited or general partner, equityholder, officer, employee, agent, consultant, advisor (including outside legal counsel, accountants, and financial advisors), trustee, trust settlor, current or prospective lender, appraiser, investment banker, or other representative of such Person or any of its Affiliates, and, with respect to both (a) and (b), each of its and their respective predecessors, successors, and permitted assigns.

“Sale Order” means the Order of the Bankruptcy Court, in form and substance reasonably acceptable to Purchaser, authorizing the sale of the Transferred Assets pursuant to Section 363 of the Bankruptcy Code and the assumption and assignment of the Transferred Contracts pursuant to Section 365 of the Bankruptcy Code, Free and Clear to the maximum extent of applicable Law, and as more fully described in Section 4.6, substantially in the form attached hereto as Exhibit B.

“Sales Process NDAs” has the meaning set forth in Section 2.2(n).

“Schedule of Receivables” means the receivables schedules (which may be in the form of a computer file or microfiche list) attached as Exhibit C-1 (Schedule of Conn’s ABL Receivables), Exhibit C-2 (Schedule of Badcock Receivables), Exhibit C-3 (Schedule of Motus NPL Receivables), Exhibit C-4 (Schedule of Non-Motus NPL Receivables), that identifies each Receivable being sold by Sellers to Purchaser on the Closing Date.

“Securitization” means each of the securitizations identified on Exhibit E.

“Sellers” has the meaning set forth in the preamble.

“Seller Group Members” has the meaning set forth in Section 9.16.

“Seller Services” has the meaning set forth in Section 6.7(a).

“Servicing Agreement” means each of the servicing Contracts identified on Exhibit D.

“Shaw Contract” means collectively, (a) that certain Agreement for Preliminary Evaluation of Shaw Services, dated as of June 29, 2018 (as amended, restated, supplemented or otherwise modified from time to time), between Shaw Systems Associates, LLC (“Shaw”) and Conn Appliances, (b) that certain Professional Services Agreement, dated as of September 20, 2019 (as amended, restated, supplemented or otherwise modified from time to time), between Shaw and Conn Appliances, and (c) any and all statements of work issued under any of the foregoing.

“Software” means any and all: (a) software and computer programs of any type, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code; (b) databases and compilations of data, including any and all collections of data, whether machine readable or otherwise; (c) descriptions, flow-charts, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons, images, videos, models and icons; and (d) documentation and other materials related to any of the foregoing, including user manuals and training materials.

“Sponsor” means J.C. Flowers & Co., LLC and its affiliates.

“Straddle Period” means any Tax period that begins on or before and ends after the Closing Date.

“Stemmons Drive Lease” means that certain Commercial Retail Lease, dated as of May 7, 2020, between Levy Bandera Oaks, LLC, as landlord, and Stemmons Drive Lease Tenant, as tenant, with respect to the Stemmons Drive Premises.

“Stemmons Drive Lease Tenant” means Conn Appliances, Inc.

“Stemmons Drive Premises” means 5776 Stemmons Drive, San Antonio, TX 78238.

“Storis Contract” means that certain Master Services Agreement, dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time), between Storis, Inc. (doing business as Storis Management Systems) (“Storis”) and W.S. Badcock Corporation, including any and all purchase orders and statements of work issued thereunder.

“Subsidiary” shall mean, with respect to a specified Person, any other Person of which such first Person directly or indirectly, (a) has the power, through the ownership of units, securities, voting stock, other ownership interests or otherwise, to elect a majority of the board of directors, board of managers, or other persons or governing bodies performing similar functions or a majority of any other interest having the power to direct or cause the direction of the management and policies of such other Person, (b) owns or holds a majority of the outstanding equity interests, voting stock, or other voting ownership interests, or (c) is the general partner or managing member (and all Subsidiaries or any Subsidiary of such Person).

“Successful Bidder” has the meaning set forth in the Bid Procedures.

“Tax” means (a) any United States federal, state, local or foreign tax, custom, duty, or other like assessment or charge of any kind whatsoever (including any income, franchise, branch profits, capital gains, value-added, sales, use, property, transfer, payroll, social security windfall profit, production, license, excise, stamp, environmental, withholding tax, escheat or unclaimed property obligations, estimated or other similar taxes, duties, levies or other governmental charges), (b) any item described in clause (a) for which a Person is liable as a transferee or successor, by reason of the regulations under Section 1502 of the Code (or similar provisions of state, local, foreign or other law), or by contract, indemnity or otherwise, and (c) any fine, penalty, interest, or addition to tax with respect thereto, imposed, assessed or collected by or under the authority of any Governmental Authority in connection with any item described in clauses (a) or (b).

“Tax Return” means any return (including any information return), report, statement, schedule, notice, form, or other document or information (whether in tangible, electronic or other form), including any amendments, schedules attachments, supplements, appendices and exhibits thereto, filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in connection with the determination, assessment, collection, or payment, of any Tax.

“Third Party Intellectual Property” has the meaning set forth in Section 3.2(i)(ii).

“Transactions” means the transactions contemplated by this Agreement and the Related Documents.

“Transfer Notice” has the meaning set forth in Section 6.7(b).

“Transfer Taxes” has the meaning set forth in Section 2.13.

“Transferred Assets” has the meaning set forth in Section 2.1.

“Transferred Contracts” has the meaning set forth in Section 2.1(a)(vi).

“Transferred Debtor Assets” means, collectively, all of the Transferred Assets other than the assets included in Section 2.1(a)(iii).

“Transferred Debtor Receivables” means, collectively, the each of the Transferred Receivables other than the Motus NPL Receivables.

“Transferred Employee” has the meaning set forth in Section 6.3(a).

“Transferred Intellectual Property” means all Intellectual Property that is owned or purported to be owned by the Sellers or their Affiliates and exclusively used or exclusively held for use or reasonably necessary to operate the Acquired Business (including all Intellectual Property in Account Files and Servicing Records, Transferred Records and Marketing Materials, and all Intellectual Property set forth on Schedule 3.2(i)(i)), in each case other than the Conn’s Marks, the Customer Lists and the Excluded Intellectual Property set forth on Exhibit D-1. For the avoidance of doubt, “Transferred Intellectual Property” includes all Transferred Registered Intellectual Property and Transferred Software.

“Transferred IT Assets” has the meaning set forth in Section 2.1(a)(xii).

“Transferred Receivables” has the meaning set forth in Section 2.1(a)(iv).

“Transferred Records” has the meaning set forth in Section 2.1(a)(viii).

“Transferred Registered Intellectual Property” has the meaning set forth in Section 3.2(i)(i).

“Transferred Software” means all proprietary Software included in the Transferred Intellectual Property.

“UCC” means the Uniform Commercial Code, as from time to time in effect in the State of Delaware.

“Website Domain Notice” has the meaning set forth in Section 6.7(b).

“Website Domains” means, collectively: (a) www.conns.com; and (b) www.badcock.com.

1.2	Other Definitional and Interpretive Matters.

(a)          Unless otherwise expressly provided, for purposes of this Agreement and the Related Documents, the following rules of interpretation shall apply:

(i)          Calculation of Time Period. All references to a day or days shall be deemed to refer to a calendar day or days, as applicable, unless otherwise specifically provided. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded.

(ii)          Dollars. Any reference to $ shall mean U.S. dollars, which is the currency used for all purposes in this Agreement and the Related Documents.

(iii)          Exhibits/Schedules. The Exhibits and Schedules to this Agreement are an integral part of this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any matter or item disclosed on one Schedule shall be deemed to have been disclosed on each other Schedule solely to the extent that the relevance of such disclosure to such other Schedule is reasonably apparent on its face to a reader of such disclosure. Disclosure of any item on any Schedule shall not constitute an admission or indication that any such item is required to be disclosed, or that such item or matter is material or has resulted in or will result in a Material Adverse Effect or that the included items or actions are not in the ordinary course of business. No disclosure on a Schedule relating to a possible breach or violation of any contract, Law or Order shall be construed as an admission or indication that a breach or violation exists or has actually occurred. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein shall be defined as set forth in this Agreement.

(iv)          Gender and Number. Any reference to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

(v)          Headings. The provision of a table of contents, the division of this Agreement or Related Documents into articles, sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement or any Related Document, as applicable. Unless otherwise specified, all references in this Agreement to any “Section” or other subdivision are to the corresponding section or subdivision of this Agreement, and all references in a Related Document to any “Section” or other subdivision are to the corresponding section or subdivision of such Related Document.

(vi)          Herein. The words such as “herein,” “hereinafter,” “hereof” and “hereunder” that are used in this Agreement refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. Uses of such words in the Related Documents shall refer to such Related Document as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

(vii)          Or. The word “or” shall be construed in the inclusive sense of “and/or” unless otherwise specified.

(viii)        Including. The word “including,” or any variation thereof, means (unless the context of its usage otherwise requires) “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

(ix)          Successors. A reference to any Party to this Agreement, any Related Document or any other agreement or document shall include such Party’s successors and permitted assigns.

(x)           Laws. A reference to laws or legislation are references to such laws and legislation as they may be amended or supplemented from time to time, and references to laws and legislation include references to any succeeding law, modification or re- enactment thereof, any legislative provision substituted therefor, and to the implementing rules or regulations promulgated pursuant thereto; provided, however, that for the purposes of the representations and warranties set forth herein, with respect to any violation of or non-compliance with, or alleged violation of or non-compliance with, any Law, the reference to such Law means such Law as in effect at the time of such violation or non-compliance or alleged violation or non-compliance.

(xi)          Reflected On or Set Forth In. An item arising with respect to a specific representation or warranty shall be deemed to be “reflected on” or “set forth in” a balance sheet or financial statements, to the extent any such phrase appears in such representation or warranty, if (a) there is a specific reserve, accrual or other similar item underlying a number on such balance sheet or financial statements that relates to the subject matter of such representation, (b) such item is otherwise specifically set forth on such balance sheet or financial statements or (c) such item is set forth in the notes to such financial statements.

(xii)          Made Available. Any reference in this Agreement to “made available” means only a document or other item of information that was provided, delivered or made available to Purchaser and its representatives in any “data rooms,” or “virtual data rooms,” and to which Purchaser and its representatives have access as of 5:00 p.m. (Eastern Time) on the date that is one (1) day prior to the date hereof.

(b)           The Parties have participated jointly in the negotiation and drafting of this Agreement and the Related Documents and, in the event an ambiguity or question of intent or interpretation arises, this Agreement and the Related Documents shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement and the Related Documents.

ARTICLE 2

THE PURCHASE AND SALE; CLOSING

2.1	Purchase and Sale.

(a)           Subject to Section 2.2, upon the terms and subject to the conditions set forth in this Agreement and the Sale Order, at the Closing, Purchaser (or one or more of its designees in accordance with the terms hereof) shall purchase, assume, acquire and accept from Sellers, and Sellers shall sell, transfer, assign, convey and deliver (or shall cause the sale, transfer, assignment, conveyance and delivery) to Purchaser (or such designee), all of Sellers’ (or their applicable Affiliate’s) right, title and interest in and to the Transferred Assets, Free and Clear (except for the Motus NPL Receivables and all Related Security thereof, which shall be free and clear of all Liens (other than Permitted Liens)).

For the purposes of this Agreement, the following assets, collectively, shall be referred to herein as the “Transferred Assets”:

(i)           all rights (but not any obligations) to, in and under each Receivable Contract, including all Receivables related thereto, for the Conn’s ABL Receivables and all Collections received thereon from and after August 31, 2024 (the “Conn’s ABL Cut-Off Date”);

(ii)          all rights (but not any obligations) to, in and under each Receivable Contract, including all Receivables related thereto, for the Badcock Receivables and all Collections received thereon from and after August 31, 2024 (the “Badcock Cut-Off Date”);

(iii)          all rights (but not any obligations) to, in and under each Receivable Contract, including all Receivables related thereto, for the Motus NPL Receivables and all Collections received thereon from and after September 4, 2024 (the “Motus NPL Cut-Off Date”);

(iv)          all rights (but not any obligations) to, in and under each Receivable Contract, including all Receivables related thereto for the Non-Motus NPL Receivables (collectively with the Conn’s ABL Receivables, the Badcock Receivables, and the Motus NPL Receivables, the “Transferred Receivables”) and all Collections received thereon from and after September 4, 2024 (the “Non-Motus NPL Cut-Off Date”);

(v)           all Related Security;

(vi)          all (A) data and account files and loan documents and (B) account data, transaction data and history, and payment data and history, in each case, related to any Transferred Receivable or Receivable Contract, in each case of clauses (A) and (B), excluding records to the extent relating primarily to the Excluded Assets, (the “Account Files and Servicing Records”); provided, however, that Purchaser shall be entitled to receive copies of any such excluded account files, loan documents, or data, to the extent related to the Transferred Receivables or Receivables Contracts;

(vii)         all Contracts that constitute, as of the Determination Date, Assumed Contracts, (collectively, the “Transferred Contracts”);

(viii)        in addition to the Account Files and Servicing Records, all books, databases, files, records, information, data, Business Data, and other similar items (other than the Excluded Books and Records) in Sellers’ or any of their Affiliates’ possession, whether in written or electronic or any other format, in each case, relating primarily to the Transferred Assets or Assumed Liabilities or primarily related to the Acquired Business, including (A) all personnel records related to the Business Employees, and (B) all of the separate financial statements, books of account or other financial records primarily related to the Acquired Business, the Transferred Assets, and/or the Assumed Liabilities (collectively, the “Transferred Records”); provided, however, that (x) Sellers will be, subject to Section 6.4, entitled to retain a copy of the Transferred Records, and (y) the Transferred Records will not include any books, records or other items or portions thereof (1) that are subject to restrictions on transfer pursuant to applicable Laws regarding personally identifiable information, or with respect to which transfer would require approval by any Governmental Authority under applicable Law that is not obtained, or (2) that are personnel records that relate to any employees who are not Transferred Employees;

(ix)          except as set forth on Schedule 2.1(a)(ix), all of Sellers’ rights, claims, accounts or causes of action of any kind (including warranty and similar claims) against third parties, including Avoidance Actions and other rights, claims, accounts, or causes of action available under the Bankruptcy Code, and all rights of indemnity, rights of contribution, rights to refunds, rights of reimbursement, and other rights of recovery, including rights to insurance proceeds (regardless of whether such rights are currently exercisable) (A) relating primarily to the Transferred Assets, the Assumed Liabilities, the Acquired Business, or the Transferred Employees, or (B) against any counterparty to a Transferred Contract, whether arising by way of counterclaim or otherwise, and whether arising out of transactions occurring prior to, on, or after the Closing Date, except for such rights, claims, and causes of action related to the Excluded Assets or Excluded Liabilities (collectively, the “Acquired Claims”);

(x)           all refunds, overpayments, credits, rebates, or other assets or recoveries in relation to Taxes, other than any such amounts with respect to Taxes that are Excluded Liabilities;

(xi)          all Transferred Intellectual Property, and (A) all rights to assert, defend, sue, and recover damages for any past, present and future infringement, misuse, misappropriation, impairment, dilution, unauthorized use or other violation of any rights in or to any such Transferred Intellectual Property, (B) all rights to collect past and future royalties and other payments thereunder, and (C) any and all corresponding rights that have been, now or hereafter may be secured throughout the world with respect to Transferred Intellectual Property;

(xii)         all IT Assets that are owned or leased by or licensed to any Seller or its Affiliates and exclusively used or exclusively held for use in connection with the Acquired Business (“Transferred IT Assets”) and all IT Assets set forth on Schedule 2.1(a)(xii);

(xiii)        all sales and marketing materials exclusively used in the Acquired Business (“Marketing Materials”);

(xiv)        all tangible personal property or other chattel that is located on or at the premises of the Acquired Business and which is primarily related thereto or to the Transferred Employees, including for the avoidance of doubt all Transferred Employee workstations, desks, cubicles, and other office equipment and supplies;

(xv)          all goodwill and other intangible assets (other than the Excluded Intellectual Property or any goodwill associated with the Conn’s Marks) primarily related to the Transferred Assets or the Acquired Business, in each case, including all customer relationships, all rights under any confidentiality agreements (other than the Sales Process NDAs) executed by any third party for the benefit of any Seller to the extent primarily relating to the Transferred Assets or the Acquired Business, and all information and documents related thereto (other than the Excluded Books and Records);

(xvi)        all rights of Sellers under non-compete, or non-solicitation agreements with any current or former employees, directors, consultants, independent contractors, and agents of Sellers or any of their Affiliates or with third parties primarily related to the Acquired Business, the Transferred Assets, or the Business Employees;

(xvii)       all prepaid and deferred items, including any royalties, advance payments, prepayments, prepaid expenses (including court costs), prepaid rentals prepaid assets, unbilled charges, fees, security and other deposits or the like (excluding prepaid Taxes of Sellers or any of their Affiliates or with respect to the Transferred Assets), in each case, to the extent primarily related to the other Transferred Assets, the Assumed Liabilities, or the Acquired Business, and made by or on behalf of any Seller before the Closing, to the extent related to the period after the Closing (the “Acquired Prepayments”);

(xviii)      all bank accounts used or held for use in the Acquired Business or the Transferred Assets for purposes of receiving payments from consumers; provided, however, that prior to the Closing, Sellers shall be permitted to sweep and retain any cash therein prior to the Closing (such cash to be an Excluded Asset hereunder);

(xix)         any other assets, properties, rights and interests of Sellers and their Affiliates not of the types addressed in the foregoing clauses (i) through (xviii) that are primarily related to the Acquired Business; and

(xx)          all products and proceeds of the foregoing clauses (i) through (xix), including insurance proceed and recoveries from other third parties, in respect of, in connection with, or arising from (x) the loss, destruction or condemnation of any other Transferred Assets or otherwise involving or relating to any Transferred Asset, Transferred Employee, or the Acquired Business, in each case, whether occurring prior to, on, or after the Closing or (y) any Assumed Liabilities.

(b)          The Parties intend that the Transactions contemplated hereby shall be, and shall be treated as, a sale by Sellers and a purchase by Purchaser (or its designee(s)) of the Transferred Receivables and not as a lending transaction. All sales of Transferred Receivables by Sellers hereunder shall be without recourse to, or representation or warranty of any kind (express or implied) by, Sellers, except as otherwise specifically provided herein.

2.2         Excluded Assets. Notwithstanding the provisions of Section 2.1 or anything to the contrary herein, any and all assets, rights and properties of Sellers that are not described in Section 2.1 as Transferred Assets, including the following (each, an “Excluded Asset,” and collectively, the “Excluded Assets”), shall be retained by Sellers, and Purchaser and its designees shall acquire no right, title or interest in the Excluded Assets in connection with the Transaction:

(a)          all (i) cash and cash equivalents (other than the Receivables), wherever located, including bank balances or safe deposit boxes, monies in the possession of any banks, savings and loans or trust companies and similar cash items, (ii) escrow monies and deposits in the possession of landlords and utility companies, and (iii) investment securities and other short- and medium-term investments;

(b)          any interest of Sellers under this Agreement or the Related Documents, including the right to receive the Purchase Price and to enforce Sellers’ rights and remedies hereunder and thereunder;

(c)          any (i) Attorney-Client Information arising from communications prior to the Closing Date between any Seller (including any one or more officers, directors or stockholders of such Seller), on the one hand, and its counsel, on the other hand, and (ii) claims under any director and officer, errors and omissions, fiduciary and commercial crime insurance policies;

(d)          all Excluded Intellectual Property;

(e)          all Excluded IT Assets;

(f)          the Excluded Books and Records;

(g)         the Avoidance Actions that are not Acquired Claims;

(h)         except for any leases that constitute Transferred Contracts, all of Sellers’ right, title, and interest in owned and or leased real property and other interests in real property, including all such right, title, and interest under each real property lease pursuant to which any Seller leases, subleases (as sub-tenant), or otherwise occupies any such leased real property, including all improvements, fixtures, and appurtenances thereto and rights in respect thereof (collectively, the “Excluded Real Estate”);

(i)          any refunds, overpayments, credits, or rebates of, or other assets or recoveries in relation to Taxes of any Seller that are Excluded Liabilities;

(j)          any capital stock, shares, warrants, stock options, membership interests, partnership interests, units, or other equity or equity-linked securities of any Seller or of any other person;

(k)         all Business Employee Plans and all assets exclusively related thereto;

(l)          except for Acquired Claims, all of Sellers’ rights, claims or causes of action against third parties relating to the assets, properties, business or operations of Sellers (including all guaranties, warranties, indemnities and similar rights in favor of Sellers or any of their Affiliates), to the extent arising under the Bankruptcy Code or relating exclusively to any of the Excluded Assets or Excluded Liabilities, in each case, whether arising by way of counterclaim or otherwise, and whether arising out of transactions occurring prior to, on or after the Closing Date;

(m)       all prepaid expenses, deposits, prepayments, refunds, rights of setoff and rights of recoupment, except for the Acquired Prepayments;

(n)          all records, reports prepared or received by Sellers or any of their Affiliates in connection with the sale of the Transferred Assets and the Transactions contemplated herein, including all analyses relating to the Transferred Assets or Purchaser and all confidentiality agreements with prospective Purchasers (the “Sales Process NDAs”) or all bids or expressions of interest received from third parties with respect thereto; provided, however, that the Parties agree that concurrently with the Closing, Sellers shall deliver to any party to such a Sales Process NDA a demand for the destruction of any confidential information or evaluation material thereunder that relates to the Transferred Assets, Assumed Liabilities, Acquired Business, or the Transferred Employees and shall enforce such demand following the Closing;

(o)           each Available Contract that, as of the Determination Date, is not designated as an Assumed Contract; and

(p)           the proceeds of the sale of any Excluded Assets.

2.3          Assumed Liabilities. Upon the terms and subject to the conditions set forth herein, effective as of the Closing, Purchaser (or its designee) will assume, satisfy and discharge when due (in accordance with their respective terms and subject to the respective conditions thereof), only the following Liabilities (to the extent not paid or discharged prior to the Closing) and no other Liabilities (collectively, the “Assumed Liabilities”):

(a)          all Cure Costs with respect to the Transferred Contracts assumed by Purchaser;

(b)          all Liabilities relating to, arising out of, or resulting from the ownership or use of the Transferred Assets, in each case, after the Closing;

(c)          all Liabilities arising after the Closing under or relating to any Transferred Contracts that are assumed by Purchaser;

(d)          all Transfer Taxes for which Purchaser is liable pursuant to Section 2.13;

(e)          all Liabilities arising out of or relating to any Action with respect to the Transferred Assets solely to the extent arising from acts, omissions or events occurring from and after the Closing;

(f)           all Liabilities arising out of, or relating to, the employment, or the termination of employment, of any Transferred Employee (including any severance or other termination-related payments), in each case, arising after the Closing with respect to such employee who becomes a Transferred Employee; and

(g)         all Liabilities arising out of, or relating to, Purchaser’s use of Sellers’ subscriber codes for credit reporting bureaus solely to the extent arising from acts, omissions or events occurring from and after the Closing.

2.4         Excluded Liabilities. Notwithstanding Section 2.3 or anything to the contrary herein, Purchaser will not assume and will not be obligated to assume or be obliged to pay, perform or otherwise discharge or in any other way be liable or responsible for any Liability whatsoever of Sellers or any of their Affiliates, whether existing on or prior the Closing Date or arising thereafter, other than the Assumed Liabilities (such Liabilities, collectively, the “Excluded Liabilities”). Without limiting the foregoing sentence, Purchaser shall not be obligated to assume, and does not assume, and hereby disclaims all the Excluded Liabilities, which for the avoidance of doubt, include (a) any and all Liabilities for Taxes (i) of or imposed on Sellers or any of their Affiliates or (ii) related or attributable to the Transferred Assets or the Acquired Business (including fifty percent (50%) of Transfer Taxes arising from this Agreement or the Transactions) for any Tax period ending on or before the Closing Date and that portion of any Straddle Period ending on or before the Closing Date, (b) all intercompany payables and other amounts due to Sellers or their Affiliates, (c) all Liabilities for accounts payable, accrued expenses and similar items to the extent that they arise or are incurred prior to the Closing (even if such Liabilities are invoiced after the Closing), (d) all Liabilities in respect of any pending or threatened Action or any claim arising out of, relating to, or otherwise in respect of (i) the operation of the Acquired Business or the Transferred Assets prior to the Closing or the claim with respect thereto relates to such operation on or prior to the Closing, or (ii) the Excluded Assets, (e) all Liabilities arising out of, under, or in connection with any indebtedness of any Seller or the Acquired Business, (f) all Liabilities (other than Cure Costs with respect to the Transferred Contracts) under any Transferred Contract that arise from, are related to, or are in connection with, a breach or default by any Seller or the Acquired Business with respect to any period prior to the Closing, (g) any Liability with respect to Liabilities incurred by Sellers or their Representatives in connection with, arising out of, or relating to, the negotiation and consummation of the Transactions, including the fees and expenses of any brokers, finders, consultants, agents, attorneys, data room providers, and other advisors or other Representatives, and (h) all Liabilities arising, whether prior to, at or after the Closing, under or relating to (i) any “multiemployer plan” within the meaning of Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the rules and regulations promulgated thereunder, (ii) all Business Employee Plans, (iii) any other “employee benefit plan” within the meaning of Section 3(3) of ERISA to which any Seller or the Acquired Business has or could reasonably be expected to have any Liability (contingent or otherwise), (iv) any collective bargaining agreements or (v) (A) employment, salaries, wages, bonuses, commissions, workers’ compensation, medical or disability benefits, vacation, holiday accrual, sick or comprehensive leave benefits, equal opportunity, discrimination, plant closing or immigration and naturalization Laws, and (B) any employment and employee-related claims or losses related to the items listed in clause (A), in each case, with respect to current or former employees, directors, officers, or individual service providers of any Seller (other than employee-related liabilities with respect to an employee from and after the time such employee becomes a Transferred Employee) assumed in accordance with Section 2.3(f).

2.5         Closing. The closing of the Transactions (the “Closing”) will take place remotely by electronic exchange of documents on the date (the “Closing Date”) that is three (3) Business Days after the date on which all of the conditions set forth in Article 7 (excluding conditions that, by their terms, are to be satisfied at the Closing, but subject to the satisfaction or waiver of all such conditions at the Closing), have been satisfied or waived by the Party entitled to the benefit of the same, unless another time or date is agreed to in writing by the Parties. Except as otherwise set forth herein, all proceedings to be taken and all documents to be executed and delivered by all Parties at the Closing will be deemed to have been taken and executed simultaneously. For purposes of this Agreement, from and after the Closing, the Closing shall be deemed to have occurred at 11:59 p.m. (Eastern Time) on the Closing Date.

2.6	Closing Deliveries of the Parties. At or prior to the Closing:

(a)          Purchaser (or, for the avoidance of doubt, its designees) and Sellers, as applicable, shall execute and deliver one or more Bills of Sale and Assignment and Assumption Agreements, in sufficient counterparts to facilitate the transfer of the Transferred Assets to Purchaser Free and Clear (except for the Motus NPL Receivables and all Related Security thereof which shall be free and clear of all Liens (other than Permitted Liens)).

(b)	Purchaser shall deliver, or cause to be delivered, to Sellers each of the following:

(i)           a certificate, dated as of the Closing Date, executed by or on behalf of Purchaser as to the satisfaction of the conditions set forth in Section 7.3(a) and Section 7.3(b);

(ii)          payment of the closing payment pursuant to Section 2.7; and

(iii)         a duly executed counterpart to each of the Related Documents to which Purchaser is a Party.

(c)	Sellers shall deliver, or cause to be delivered, to Purchaser each of the following:

(i)          a certificate, dated as of the Closing Date, executed by or on behalf of Sellers as to the satisfaction of the conditions set forth in Section 7.2(a), Section 7.2(b), and Section 7.2(e);

(ii)          an IRS form W-9 with respect to each Seller, duly completed and executed;

(iii)         a certified copy of the Sale Order as entered by the Bankruptcy Court, vesting the Transferred Debtor Assets in Purchaser Free and Clear;

(iv)         the Transferred Records and the Account Files and Servicing Records;

(v)          the authorizing resolutions adopted by the board of directors or other applicable governing body of each Seller authorizing this Agreement, each Related Document to which any Seller is a party and the consummation of the Transactions;

(vi)         duly executed Payoff Letters relating to the Payoff Debt in accordance with Section 2.7(c), which upon payment of the amounts specified therein shall include the release of all Liens secured by such indebtedness or Liabilities;

(vii)        all other documents reasonably requested by Purchaser (in form and substance reasonably acceptable to Purchaser) or required to convey and assign the Transferred Assets to Purchaser (or its designee), vest in Purchaser (or such designee), all of Sellers’ rights, title and interests in the Transferred Assets, and evidence such transfer on the public records; and

(viii)       a duly executed counterpart to each of the Related Documents to which any Seller is a party.

2.7         Closing Payment. At the Closing, upon the terms and subject to the conditions set forth herein, in full consideration for the sale, transfer, conveyance, assignment and delivery of the Transferred Assets to Purchaser:

(a)          Purchaser shall pay to Conn’s (on behalf of the Sellers) an amount equal to (i) the Purchase Price minus (ii) the Deposit Escrow Amount (which shall be released to Conn’s (on behalf of the Sellers) by the Escrow Agent pursuant to Section 2.15, by irrevocable wire transfer of immediately available funds in accordance with payment instructions delivered by Conn’s to Purchaser at least two (2) Business Days prior to the Closing);

(b)         Purchaser shall assume the Assumed Liabilities; and

(c)          Purchaser shall pay, on behalf of the Sellers, any and all indebtedness for borrowed money and any other Liabilities which is, as of the date hereof or as of the Closing Date, encumbering or otherwise attaching a Lien on the Motus NPL Receivables and all Related Security thereof (such indebtedness or Liabilities, the “Payoff Debt”), by wire transfer of immediately available funds to the accounts of each creditor who is owed a portion thereof, as set forth in payoff (and applicable lien release) letters with respect to such Payoff Debt, in form and substance reasonably acceptable to Purchaser (the “Payoff Letters”), which Sellers shall deliver to Purchaser at least three (3) Business Days prior to the Closing Date. Such Payoff Letters will provide (i) the total amount required to be paid to fully satisfy all Payoff Debt owed to such creditor as of the consummation of the Closing (and daily accruals thereafter (such amount, the “Payoff Amount”)), (ii) wire instructions for payment of such Payoff Amount, (iii) that upon payment of the Payoff Amount set forth in such Payoff Letter, all guarantees and Liens in connection with the applicable Payoff Debt relating to the Sellers and their Affiliates and all of the Motus NPL Receivables and all Related Security thereof shall be released and terminated, and (iv) that upon payment of the Payoff Amount, the Sellers, Purchaser, and their respective Affiliates shall have no further direct or indirect Liabilities with respect to the applicable Payoff Debt.

2.8         Assignment of Assets Subject to Consent Requirements. Notwithstanding any other provision of this Agreement to the contrary, but subject to Section 6.11, Section 6.12, Section 6.13, and Section 6.14, this Agreement will not constitute an agreement to assign or transfer and will not implement the assignment or transfer of any Asset if (a) an attempted assignment or transfer thereof, without the approval, authorization or consent of, or granting or issuance of any license or Permit by, any third party thereto (each such action, a “Necessary Consent”), would constitute a breach thereof or of any Law or Order or in any way adversely affect the rights of Purchaser thereunder, (b) such Necessary Consent has not been obtained, and (c) the Bankruptcy Court has not entered an Order providing that such Necessary Consent is not required. In such event, subject to the terms and conditions hereof, the Closing will proceed with respect to the remaining Transferred Assets, and there will be no reduction in the Purchase Price as a result thereof and, for a period of six (6) months after the Closing Date: (i) Sellers and Purchaser will use their respective commercially reasonable efforts (at the sole expense of Sellers and at no expense and without any Liability to Purchaser) to obtain the Necessary Consents with respect to any such purchased Asset or any claim or right or any benefit arising thereunder for the assignment or transfer thereof to Purchaser as Purchaser may reasonably request; and (ii) Sellers and Purchaser will cooperate to enter into a mutually agreeable arrangement, to the extent permitted by applicable Law and without the need for any Necessary Consent, at the sole expense of Sellers and at no expense and without any Liability to Purchaser, under which Purchaser would obtain the benefits and assume the obligations under such Transferred Assets in accordance with this Agreement, including subcontracting, sub-licensing, or sub-leasing to Purchaser, or under which Sellers would enforce their rights thereunder for the benefit of Purchaser with Purchaser assuming each Seller’s obligations thereunder.

2.9         Additional Excluded Assets. Notwithstanding any other provision of this Agreement to the contrary, at any time prior to the Closing, and in addition to the provisions of Section 4.3(a), Purchaser will have the right, in its sole discretion, to provide written notice to Sellers of Purchaser’s election to designate any right, property, interest or other asset (or portion thereof) as an Excluded Asset (including any such asset that was immediately prior to such designation a Transferred Asset), and upon such designation such asset will constitute an Excluded Asset for all purpose of this Agreement and any Liabilities associated therewith or related thereto shall be Excluded Liabilities. To the extent that Purchaser makes such a designation with respect to any asset the applicable Exhibits and Schedules to this Agreement will be deemed to have automatically been updated (without action of any Party or Person) to reflect such designation. If Purchaser exercises its rights in this Section 2.9 to designate an asset as an Excluded Asset then the Parties acknowledge and agree that there will be no reduction in the Purchase Price as a result of such designation or change in designation, nor will there be any delay to the Closing.

2.10       Misallocated Assets. Subject to Section 2.8, if after the Closing (a) Purchaser or any of its Affiliates holds any Excluded Assets or Excluded Liabilities or (b) any Seller or any Affiliate of any Seller holds any Transferred Assets or Assumed Liabilities (including if it receives any proceeds from accounts receivables or proceeds from any sales of Transferred Assets attributable to the period from and after the Closing), Purchaser shall, or the applicable Seller, as applicable, shall promptly transfer (or cause to be transferred) such assets or assume (or cause to be assumed) such Liabilities to or from (as the case may be) the other Party. Prior to any such transfer or assumption, the Party receiving or possessing any such asset will hold it in trust for the benefit of such other Party.

2.11       Withholding. Purchaser and any other applicable withholding agent will be entitled to deduct and withhold (or cause to be deducted and withheld) from any amount otherwise payable pursuant to this Agreement to Sellers such amounts as are required to be deducted or withheld therefrom under applicable Law. Any amounts deducted and withheld in accordance with this Section 2.11 shall be remitted by the Purchaser or other applicable withholding agent to the appropriate Governmental Authority and treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. In the event Purchaser determines that Purchaser is required to withhold any Taxes from any amount otherwise payable to any Seller under this Agreement, Purchaser shall use commercially reasonable efforts to notify such Seller of such requirement and the basis for such requirement prior to the Auction. The Parties shall cooperate in determining whether any such withholding is required and to take reasonable steps to reduce or eliminate any such withholding.

2.12       Bulk Sales Law. Pursuant to Section 363(f) of the Bankruptcy Code, the transfer of the Transferred Debtor Assets shall be Free and Clear, including any Lien, Claim, and Interest arising out of any bulk transfer laws (including any derivative or transferee liability), and the Parties shall take such steps as may be necessary or appropriate to so provide in the Sale Order.

2.13       Transfer Taxes. It is the intention of Purchaser and Sellers that any Transactions closing after the Petition Date be exempt from all transfer, documentary, sales, use, excise, stock transfer, stamp, recording, registration and other similar Taxes, incurred in connection with this Agreement and the Transactions (collectively, “Transfer Taxes”) pursuant to Section 1146(a) of the Bankruptcy Code; provided, that, Purchaser shall timely pay fifty percent (50%) of all Transfer Taxes (if any) to the applicable Governmental Authority if required by applicable Law (with the remaining fifty percent (50%) paid by Sellers). Purchaser and the Sellers shall cooperate in good faith to minimize, to the extent permissible under applicable Law, the amount of any Transfer Taxes. Purchaser shall prepare and timely file, or cause to be prepared and timely filed, any required Tax Return with respect to any such Transfer Taxes and promptly provide a copy of such Tax Return to Sellers for review and comment. Sellers and Purchaser shall, and shall cause their respective Affiliates to, cooperate to timely prepare and file any Tax Returns or other filings relating to such Transfer Taxes.

2.14       Further Assurances. From time to time following the Closing, the Parties will execute, acknowledge and deliver (or cause to be executed, acknowledged, and delivered) all such further conveyances, notices, assumptions, assignments, releases, filings, and other instruments, and will take such further actions, as may be reasonably necessary or appropriate to assure fully to Purchaser and its successors and assigns, all of the properties, rights, titles, interests, estates, remedies, powers and privileges intended to be conveyed to Purchaser under this Agreement and to otherwise make effective the Transactions; provided, however, that nothing in this Section 2.14 will require Purchaser or any of its Affiliates to assume any Liabilities other than the Assumed Liabilities.

2.15       Deposit Escrow Account. Simultaneously with the execution of this Agreement (or, if the execution of this Agreement occurs on a day that is not a Business Day, no later than the first Business Day following the execution of this Agreement), Purchaser shall deposit (or cause to be deposited) an aggregate amount equal to the Deposit Escrow Amount into the Deposit Escrow Account to be established and maintained by Escrow Agent pursuant to the Escrow Agreement. The Deposit Escrow Amount shall be distributed as follows:

(a)           if the Closing shall occur, (i) Conn’s and Purchaser shall deliver a joint written instruction to the Escrow Agent in accordance with the Escrow Agreement instructing the Escrow Agent to release from the Deposit Escrow Account the entire Deposit Escrow Amount (which shall include any investment proceeds that have accrued from September 30, 2024 through the Closing Date) to Sellers, by irrevocable wire transfer of immediately available funds, to an account designated by Conn’s to the Escrow Agent, and (ii) the Deposit Escrow Amount (which shall include any investment proceeds that have accrued from September 30, 2024through the Closing Date) shall be delivered to Sellers at Closing and credited against the amount required to be paid by Purchaser to Sellers at Closing in accordance with Section 2.7.

(b)           if this Agreement is terminated either (i) by Conn’s pursuant to Section 8.1(e) or (ii) by either Party pursuant to Section 8.1(h) at such time as Conn’s may have validly terminated this Agreement pursuant to Section 8.1(e), in each case, (A) Conn’s and Purchaser shall deliver a joint written instruction to the Escrow Agent in accordance with the Escrow Agreement instructing the Escrow Agent to release from the Deposit Escrow Account the entire Deposit Escrow Amount (which shall include any investment proceeds that have accrued from September 30, 2024) to Sellers, by irrevocable wire transfer of immediately available funds, to an account designated by Conn’s to the Escrow Agent and (B) the Deposit Escrow Amount, which shall constitute liquidated damages (and not a penalty), shall be delivered to Sellers within two (2) Business Days following delivery of such joint written instruction; or

(c)           if this Agreement is validly terminated for any reason in accordance with the terms of this Agreement other than (i) by Conn’s pursuant to Section 8.1(e) or (ii) by either Party pursuant to Section 8.1(h) at such time as Conn’s may have validly terminated this Agreement pursuant to Section 8.1(e), in each case, (A) Conn’s and Purchaser shall deliver a joint written instruction to the Escrow Agent in accordance with the Escrow Agreement instructing the Escrow Agent to release from the Deposit Escrow Account the entire Deposit Escrow Amount (which shall include any investment proceeds that have accrued from the September 30, 2024) to Purchaser, by irrevocable wire transfer of immediately available funds, to an account designated by Purchaser to the Escrow Agent, and (B) the Deposit Escrow Amount (which shall include any investment proceeds that have accrued from September 30, 2024) shall be delivered to Purchaser within two (2) Business Days following delivery of such joint written instruction. Any issue regarding the entitlement to the Deposit Escrow Amount shall be determined by the Bankruptcy Court, and Purchaser consents to the jurisdiction of the Bankruptcy Court for any issue related to this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1         Representations and Warranties of the Parties. Purchaser and each Seller each represents and warrants solely as to itself, to the other Party, in each case, as of the date hereof and as of the Closing Date, as follows:

(a)          Such Person is duly organized and is validly existing and in good standing under the laws of the state of its organization, with, subject to the necessary authority of the Bankruptcy Court, full power and authority to own its properties and to conduct its business as presently conducted. Such Person is duly qualified to do business and is in good standing as a foreign entity (or is exempt from such requirements), and has obtained all necessary licenses and approvals, except to the extent where the failure to do so could not reasonably be expected to have a Material Adverse Effect or Purchaser Material Adverse Effect, as applicable.

(b)          This Agreement has been duly executed and delivered by such Person and constitutes a valid and legally binding obligation of such Person, enforceable against such Person, in accordance with its terms, except that the enforceability thereof may be subject to (i) the effects of any applicable bankruptcy, insolvency, reorganization, receivership, conservatorship or other laws, regulations and administrative orders affecting the rights of creditors generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law) (the “Enforceability Exceptions”).

3.2         Additional Representations of Sellers. Sellers additionally represent and warrant to Purchaser, as of the date hereof and as of the Closing Date, as follows:

(a)	Sale of Receivables; Servicing Agreements; Securitizations.

(i)          Sellers are the sole legal, beneficial and equitable owners of each Transferred Receivable and have good and marketable title thereto, and have the right to assign, sell and transfer such Transferred Receivable to Purchaser, with the transfer, sale and assignment of all Transferred Debtor Receivables to be Free and Clear, and all other Transferred Receivables free and clear of and Liens (except for Permitted Liens) and Sellers have not sold, assigned or otherwise transferred or conveyed any right or interest in or to such Transferred Receivable, and have not pledged such Transferred Receivable as collateral for any debt or other purpose. Each Transferred Receivable, and any Contract pursuant to which any property is pledged to secure such Transferred Receivable and each Receivable Contract is the legal, valid, and binding obligation of the related Obligor and is enforceable in accordance with its terms, except as such enforcement may be limited by the Enforceability Exceptions. Each of the Receivables Contracts is complete in all material respects as of the date hereof. The terms, covenants and conditions of the Receivables Contract related to each Transferred Receivable have not been waived, altered, impaired, modified or amended prior to the date hereof except (A) as provided in the ordinary course consistent with past practice pursuant to collection policies or (B) as reflected in the Schedule of Receivables. Sellers have not granted an interest in the Transferred Receivable that would impair the rights of Purchaser or payments with respect thereto. Each Transferred Receivable and the related Receivable Contract was solicited, originated, and serviced in the ordinary course of business and in compliance with the applicable underwriting guidelines thereof in effect as of the date such Transferred Receivable was originated. Each of the applicable Receivable Contracts is governed by the Laws of a state of the United States and was not originated in, nor is it subject to the Laws of, any jurisdiction, the Laws of which would make unlawful or void the sale, transfer, pledge of assignment of the Receivable Contract related to such Transferred Receivable under this Agreement. Each Transferred Receivable and Receivable Contract was originated in compliance with all applicable Laws (including all applicable usury Laws), no Seller has done anything to prevent or impair such Receivable Contract from being valid, binding, and enforceable against the applicable Obligor. The annual percentage rate on each Transferred Receivable does not exceed 30% or the maximum annual percentage rate of any applicable jurisdiction. Each Transferred Receivable is an obligation of an Obligor that is an individual (or the joint and several obligation of more than one individual) that is a citizen, a permanent resident or a legal resident alien, in each case, of the United States. Each Transferred Receivable is denominated and payable solely in U.S. dollars, and the billing address provided by the related Obligor and the related bank account used for payments via automated clearing house (“ACH”) transfers on such Transferred Receivable, if any, are each located in the United States or a U.S. territory. Each Transferred Receivable is not subject to any right of set-off, or any counterclaim or defense, including the defense of usury that the related Obligor has asserted in writing, nor, to Sellers’ Knowledge, is any material dispute or litigation threatened with respect to such Transferred Receivable. Each Transferred Receivable has been fully funded and neither Purchaser nor any Seller has any obligation under the Receivable Contract to advance any additional funds to the related Obligor. All costs, fees and expenses incurred in making and closing such related Receivable were paid. There are no unpaid fees owed to third parties relating to the origination of such Transferred Receivable and Purchaser shall have no liability for any dealer fees, commissions or similar amounts related to the Transferred Receivable purchased hereunder. To Sellers’ Knowledge, each Transferred Receivable was originated without any fraud or material misrepresentation on the part of the Obligor or any other party. As of the date hereof, to Sellers’ Knowledge and except as set forth on Schedule 3.2(a)(i), no fact or circumstances exists that would lead Seller to expect that any Transferred Receivable (other than Defaulted Receivables or Receivables that are or have been Delinquent Receivables) would not be repaid by the relevant Obligor in full. No claim or defense has been raised by the related Obligor against any Seller pursuant to any applicable Laws. All Persons involved in the origination of the Transferred Receivables were duly licensed to the extent required under applicable Law.

(ii)          Except as a result of the filing of the Bankruptcy Cases, no payout event, amortization event, event of default, default, termination event, servicer termination event, servicer default or other event giving rise to (x) any accelerated payments under the notes or other interest issued pursuant to any Securitization, (y) any right to terminate any Securitization or any right to terminate or replace any servicer, administrator, manager or other role or function performed by Sellers or any of their Affiliates or (z) any other adverse consequences under the terms of the Securitizations, and no event that with the giving of notice or the passage of time or both would constitute any of the foregoing events, has occurred and is continuing under any Securitization.

(iii)         Except as a result of the filing of the Bankruptcy Cases, each of the representations and warranties made by the applicable Seller in each of the Servicing Agreements is true and correct in all material respects and the applicable Seller has complied in all material respects with its duties, covenants and agreements under each of the Servicing Agreements.

(b)           Accuracy of Schedule of Receivables and Servicing Records. As of the Conn’s ABL Cut-Off Date, Badcock Cut-Off Date, Motus NPL Cut-Off Date, and Non-Motus NPL Cut-Off Date, as applicable, (i) the data tapes provided with respect to the Conn’s ABL Receivables, Badcock Receivables, Motus NPL Receivables, and Non-Motus NPL Receivables in the Data Room are in all material respects an accurate and complete listing of all of the related Receivable Contracts and related Receivables and (ii) the information contained in such tapes with respect to such Receivable Contracts and such Receivables is true and correct as of such date. The Account Files and Servicing Records are true and correct in all material respects.

(c)           Government Approvals; No Conflict. Except for (i) entry of the Sale, (ii) any applicable notices, filing, consents or approvals under any Antitrust Law, and (iii) items listed on Schedule 3.2(c), no Seller is required to give any notice to, make any filing with or obtain any consent from any Person (including any Governmental Authority) in connection with the execution and delivery by Sellers of this Agreement and the other Related Documents to which any Seller is or will be a party or the consummation or performance by Sellers of the Transactions. When the consents and other actions described in the preceding sentence, including entry of the Sale Order, have been obtained and taken, the execution and delivery by Sellers of this Agreement and the other Related Documents to which any Seller is or will be a party and the consummation of the Transactions will not result in the breach or violation of any of the terms and provisions of, or constitute a default (with or without notice or lapse of time or both) under, or conflict with, or cause any acceleration of any obligation of any Seller under (A) the certificate of incorporation, bylaws, or other governing documents of such Seller, (B) any Order applicable to such Seller or any of the Transferred Assets owned or held by it or on its behalf or with respect to the Acquired Business, (C) any applicable Law, or (D) require any consent under, or give any third party any rights of termination, amendment, suspension, revocation or cancellation of, any Contract or Permit to which any Seller is a party and which constitutes a Transferred Asset or Assumed Liability or is otherwise related to the Acquired Business, or result in the creation of any Lien (other than a Permitted Lien) on any of the Transferred Assets, except to the extent that any such rights of termination, amendment, acceleration, suspension, revocation or cancellation as a result of such Lien will not be enforceable against such Transferred Asset or Assumed Liability following the Closing in accordance with the Sale Order.

(d)           No Undisclosed Liabilities. As of the date hereof, there are no material Liabilities (whether accrued, absolute, contingent or otherwise) of the Acquired Business, other than (i) Liabilities incurred in connection with the Transactions contemplated by the express terms of this Agreement; (ii) Liabilities that will constitute Excluded Liabilities, and (iii) Liabilities pursuant to any Transferred Contract.

(e)           Absence of Certain Changes. Since April 1, 2024, except for the filing of the Bankruptcy Cases, the Acquired Business has been conducted, and the Transferred Assets have been maintained and operated, in the ordinary course of business and consistent in all material respects with past practices and there has not been a Material Adverse Effect. Between April 1, 2024 and the date hereof, (a) no Seller has granted any powers of attorney that affect the Transferred Assets or the Acquired Business, and (b) no Seller has taken any action described in Section 5.4(i).

(f)            Litigation. Except for the Bankruptcy Cases, and any Actions or contested motions commenced in connection therewith or otherwise disclosed in Schedule 3.2(f), there is no Action or Order pending, outstanding or, to Sellers’ Knowledge, threatened by any Actions, relating to the Acquired Business, the Transferred Assets, or Assumed Liabilities (i) that is material to the Acquired Business or that would reasonably be expected to give rise to any material Liability of Purchaser or be materially adverse to the ownership or use by Purchaser of the Transferred Assets after the Closing, as such Transferred Assets are presently owned and used (or held for use) by Sellers, (ii) that would challenge the validity or enforceability of the obligations of any Seller under this Agreement and the other Related Documents to which such Seller is or will be a party or (iii) that is against any Seller and seeks to prevent, restrain, materially delay, prohibit or otherwise challenge the consummation, legality or validity, or alter the terms, of the Transactions. There is no Order enjoining any Seller from engaging in or continuing any conduct or practice, or requiring such Seller to take any material action, in connection with the ownership, lease, possession, use or operation of the Transferred Assets owned or held by such Seller or with respect to the Acquired Business, and no Seller is subject to any outstanding Order relating to the Acquired Business, the Transferred Assets, or Assumed Liabilities other than, in each case, Orders of general applicability. Except as otherwise described on Schedule 3.2(f), there are no current and, during the last three (3) years, there have not been any, material Actions against any Seller (or its principals, directors, or employees) alleging that the origination or servicing of any Receivable Contracts have not been in compliance with applicable Law.

(g)	Compliance with Laws; Permits.

(i)           Except as would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Business or the Transferred Assets, the ownership and operation of the Acquired Business and the Transferred Assets by Sellers is, and during the last three (3) years has been, in material compliance with all applicable Laws. All Transferred Receivables are, and have been, originated and serviced in material compliance with all applicable Laws.

(ii)          Except as would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Business or the Transferred Assets, during the last three (3) years, (i) Sellers have obtained, maintained and complied with all necessary Permits with regard to the ownership or operation of the Transferred Assets and the conduct of the Acquired Business and Sellers maintained such Permits in accordance with applicable Law, (ii) no Seller has received written notice of material default under any such Permit, and (iii) no material violations exist in respect of such Permits, except for such non-compliance and such facts, conditions, or circumstances, the subject of which have been finally resolved prior to the date hereof.

(h)	Material Contracts.

(i)           Schedule 3.2(h)(i) sets forth a complete list of (x) all Contracts primarily related to the Acquired Business, the Transferred Assets, or the Assumed Liabilities, or required to operate the Acquired Business consistent with past practices (including prior to the filing of the Bankruptcy Cases), and (y) all Available Contracts, in each case, between any Seller, on the one hand, and any third party, on the other hand, that are in effect and identified as of the date hereof that fall within the following categories (collectively, the “Material Contracts”):

(A)         all Receivables Contracts, contracts relating to Receivables, loan servicing Contracts, and securitization Contracts;

(B)         any Contract for the sale of any of the Transferred Assets, or for the grant to any Person of any preferential rights to purchase any such assets or properties, in each case, other than in the ordinary course of business;

(C)         any Contract with a Material Relationship;

(D)         any Contract with any debt collection agency or law firm that the Acquired Business engages to collect accounts or receivables pursuant to third party agency arrangements;

(E)          the providers of any material Software or IT Assets that are, in each case, either exclusively used or exclusively held for use in connection with the Acquired Business or required for the operation of the Acquired Business (“IT Contracts”);

(F)          any settlement Contract arising out of any Action asserted by any Person (including any Governmental Authority);

(G)         any Contract providing for the incurrence, assumption, guarantee or payoff of any Liability or imposing a Lien on any Transferred Assets or the Acquired Business;

(H)         any Contract with any Governmental Authority;

(I)          any Contract with (I) a “key man” provision, requirement or similar provision or that otherwise provides a Person with any rights in the event that a particular Person ceases to provide services under such Contract or remain employed or engaged by any Seller, (II) a most favored nation, favored customer, or similar provision, (III) exclusivity obligation or (IV) minimum purchase, service level guarantees, guaranteed payments or obligations or similar provisions;

(J)          any Contract providing for the assignment or transfer of any ownership interest in any material Transferred Intellectual Property by (I) any Seller or the Acquired Business to any third Person or (II) any third Person (other than agreements with the employees of the Sellers on the standard-form employment documentation used by such employing entity) to any Seller or the Acquired Business;

(K)         any Contract pursuant to which any Seller (I) is granted a license to use any third-party Intellectual Property or IT Asset that is necessary for the operation of the Acquired Business, other than (i) Contracts pursuant to which any Seller is granted any licensed to use any off-the-shelf software or Open Source Software, (ii) Contracts containing a non-exclusive license that is merely incidental to the transaction contemplated in such Contract, the commercial purpose of which is primarily for something other than such license, and (iii) a Contract to purchase or lease a Transferred IT Asset that also contains an Intellectual Property license for use of such Transferred IT Asset or (II) grants to a third party a license to use any Transferred Intellectual Property, other than non-exclusive licenses granted in the ordinary course of business;

(L)          any Contract providing for expenditures in excess of $100,000 per year or $500,000 in the aggregate; and

(M)        any other Contract that is material to the Acquired Business.

(ii)          Each Material Contract is a legal, valid and binding obligation of the applicable Seller party thereto and, to Sellers’ Knowledge, the other parties thereto in accordance with its terms and conditions, and is enforceable against such Seller and such other Persons except as such legality, validity and enforceability may be limited by the Enforceability Exceptions. No event has occurred which, with the passage of time or the giving of notice, or both, would constitute a material default under or a material violation of any Material Contract, other than any such default or violation that will be cured in connection with the payment of Cure Costs, or would cause the acceleration of any obligation of any Seller or, to Sellers’ Knowledge, any other party thereto, or the creation of a Lien upon any Asset. Sellers have made available to Purchaser true, correct, and complete copies of each of the Material Contracts, together with all amendments, modifications, or supplements thereto.

(iii)         Conn’s is party to certain agreements with Logicalis, Inc. (“Logicalis”), pursuant to which, among other things, it leases from Logicalis a mainframe computing system referred to as AS400, which is necessary for the operation of the Acquired Business and receives from Logicalis certain related services, such as hosting services. Certain agreements with Logicalis have or will soon be terminated (in compliance with the term sheet); however, Conn’s further represents and warrants that it and Logicalis has entered into that certain Term Sheet, dated August 1, 2024 (“Logicalis Term Sheet”), pursuant to which Conn’s and Logicalis agreed to certain payment terms for pre-petition and post-petition claims made by Logicalis, in exchange for the continuation of certain services, including the continued leasing of AS400 and continued provision of related services for such AS400 until January 31, 2025.

(i)	Intellectual Property.

(i)          Schedule 3.2(i)(i) sets forth a complete and accurate list of all of the following included in the Transferred Intellectual Property: (A) issued or registered Intellectual Property and pending applications for issuances or registrations of Intellectual Property, including for each such item (to the extent applicable), the record owner, the jurisdiction in which such item has been issued, registered, or filed, and the issuance, registration or application number and date (the “Transferred Registered Intellectual Property”), (B) material unregistered Trademarks and (C) material Transferred Software. All Transferred Registered Intellectual Property is subsisting, and to Sellers’ Knowledge, valid and enforceable. All renewal, maintenance and other filings and fees due and payable to any Governmental Authority or internet domain name registrar to maintain all material Transferred Registered Intellectual Property in full force and effect have been timely submitted or fully paid.

(ii)          (A) One of the Sellers or their Affiliates is the sole and exclusive owner of all right, title and interest in and to all Transferred Intellectual Property and (B) the Sellers and their Affiliates have valid and enforceable rights to use all other Intellectual Property, in all material respects, that is used, practiced or held for use or practice by such Seller or Affiliate in connection with the Acquired Business and owned by a Person that is not Seller or their Affiliate (the “Third Party Intellectual Property”), in each case of (A) and (B), Free and Clear. The (I) Transferred Intellectual Property, (II) Third Party Intellectual Property, (III) Licensed Intellectual Property licensed pursuant to Section 6.6 and (IV) Conn Marks licensed pursuant to Section 6.6, collectively constitute all Intellectual Property used in, necessary and sufficient for, in all material respects, the conduct and operation of the business as currently conducted as it relates to the Acquired Business.

(iii)          To Sellers’ Knowledge, the conduct and operation of the business by the Sellers and their Affiliates as presently conducted as it relates to the Acquired Business, have not since the date that is three (3) years prior to the date hereof infringed, misappropriated, diluted or otherwise violated, and do not currently infringe, misappropriate, dilute or otherwise violate any Intellectual Property of any Person. None of the Sellers or their Affiliates are the subject of any pending or, to Sellers’ Knowledge, threatened Actions alleging or involving any of the foregoing, or challenging the ownership, use, validity or enforceability of any Transferred Intellectual Property. Since the date that is three (3) years prior to the date hereof, none of the Sellers or their Affiliates have received any written notice of any such claim or challenge, and to Sellers’ Knowledge, there are no facts or circumstances that would form the basis for any such claim or challenge. To Sellers’ Knowledge, no Person has since the date that is three (3) years prior to the date hereof infringed, misappropriated, diluted or otherwise violated, or is currently infringing, misappropriating, diluting, or otherwise violating any Transferred Intellectual Property, and no such claims have been made against any Person by the Sellers or their Affiliates.

(iv)          The Sellers and their Affiliates have taken adequate measures, at least consistent with those in the industry in which the business operates, to protect the confidentiality and value of all material Trade Secrets included in the Transferred Intellectual Property. None of the Sellers or their Affiliates have disclosed or authorized or consented to the disclosure of any material Trade Secret included in the Transferred Intellectual Property to any Person (including any former or current employee, contractor or consultant of the Sellers or their Affiliates) other than (A) pursuant to a valid and enforceable written agreement adequately restricting the disclosure and use of such Trade Secret or (B) to a Person who otherwise has a duty to protect such Trade Secret, and to Sellers’ Knowledge, no such Person is in violation of any such agreement or has otherwise misappropriated any such material Trade Secret.

(v)          To the Sellers’ Knowledge, none of the source code or related documentation or materials for any Transferred Software has been licensed or provided to, or used or accessed by, any Person other than employees, consultants or independent contractors of the Sellers or their Affiliates who have a written obligation to such Seller or Affiliate with respect to such source code or related materials. None of the Sellers or their Affiliates is a party to any source code escrow agreement or otherwise obligated to provide to any Person (or escrow agent for the benefit of any Person) the source code for any Transferred Software. None of the source code or related materials for any Transferred Software is in escrow or under any obligation to be deposited in escrow.

(j)	Title to Assets; Sufficiency of Assets.

(i)          At the Closing, the Sellers will have good and valid title to, or a valid leasehold interest in, all Transferred Assets, Free and Clear (other than the Motus NPL Receivables and all Related Security thereof, which will be free and clear of all Liens other than Permitted Liens). Pursuant to the Sale Order, Sellers will convey (or cause to be conveyed) such title to or rights to use, all of the Transferred Assets to Purchaser, free and clear of all Liens, Claims, and Interests (other than Permitted Liens).

(ii)          All of the owned or licensed infrastructure assets that are used or necessary in the operation or conduct of the Acquired Business, the Transferred Assets, and the Assumed Liabilities (including, for the avoidance of doubt, the AS/400 system licensed from Logicalis and any backups thereof) are (A) in good condition and repair, except for ordinary wear and tear and ordinary and routine repairs and maintenance requirements, for assets of comparable age and usage, (B) not in need of any repairs, which, if not made, would materially and adversely affect the integrity or safety of such Transferred Assets, and (C) suitable, as of immediately following the Closing, to conduct the Acquired Business as currently conducted by the Sellers with respect to such Transferred Assets, in each case in all material respects.

(iii)          Other than Contracts that are not Transferred Contracts and subject to the Parties’ obligations in Sections 4.3, 6.11, 6.12, 6.13, 6.14, and 6.15, the Transferred Assets, together with the Related Documents, are sufficient for, and shall constitute, in all material respects, all of the assets, properties, rights, privileges, and interests of whatever kind or nature, real, personal, or mixed, tangible, or intangible used, helpful, or necessary to, and are sufficient for, Purchaser to conduct and operate the Acquired Business as of immediately following the Closing in substantially the same manner as presently conducted.

(k)          IT Contracts. During the past twelve (12) months, no vendor under an IT Contract with respect to any Transferred IT Asset has provided any Seller or any of its Affiliates with written or, to the Sellers’ Knowledge, oral notice that it intends to terminate its relationship with, or materially increase the pricing or decrease the volume of goods or services supplied to, any Seller or the Acquired Business.

(l)	Anticorruption; AML.

(i)          No Seller, or any Seller’s directors or officers, or, to Sellers’ Knowledge, any Seller’s employees or other Persons that act for or on behalf of any Seller or any of their Affiliates has, within the past five (5) years, in connection with or relating to the Acquired Business or the Transferred Assets, directly or indirectly, violated the U.S. Foreign Corrupt Practices Act or any other applicable Law relating to bribery or corruption (collectively, the “Anti-Corruption Laws”). Sellers have in place and maintain policies, procedures and controls with respect to the Acquired Business that are reasonably designed to promote compliance with Anti-Corruption Laws in each jurisdiction in which the Acquired Business operates. There is no pending or threatened in writing, or to Sellers’ Knowledge, threatened orally, investigation, inquiry, or enforcement Action involving the Acquired Business or the Transferred Assets by any Governmental Authority regarding any offense or alleged offense under Anti-Corruption Laws, and within the past five (5) years, there has been no such Action.

(ii)          The Acquired Business has been conducted and the Transferred Assets have been operated in compliance with all applicable Laws relating to money laundering and financial record keeping and reporting (collectively, the “Anti-Money Laundering Laws”) in all material respects. Sellers have maintained and currently maintain (x) books, records, and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Acquired Business, and (y) internal accounting controls reasonably designed to provide reasonable assurances that all transactions and access to assets of the Acquired Business were, have been and are executed only in accordance with management’s general or specific authorization.

(m)          Brokers or Finders. Except for fees and expenses payable to Houlihan Lokey Capital, Inc., Sellers have not incurred any obligation or Liability, contingent or otherwise, for brokerage or finders’ fees or agents’ commissions or other similar payments in connection with this Agreement, the other Related Documents, or the Transactions contemplated hereby or thereby for which Purchaser is or will become liable.

(n)	Business Employees; Benefit Plans.

(i)          For each Business Employee, Schedule 3.2(n)(i) sets forth each Business Employee’s (A) name, (B) job title, (C) primary work location, (D) date of hire or service commencement date, (E) whether paid on a salary basis, hourly basis or otherwise, (F) current annual base salary, base wage rate or other wage, (G) immigration status, if any, (H) classification status of U.S. employees under the Fair Labor Standards Act and/or applicable state or local Law (i.e., exempt or non-exempt), and (I) general eligibility for current annual incentive/bonus or commission opportunity (and if so, bonus opportunity). Schedule 3.2(n)(i) shall be updated at such time or times following the date of this Agreement as reasonably requested by Purchaser to reflect attrition.

(ii)          No Business Employee is represented by any labor union, works council or other labor organization or covered by any union, collective bargaining or other similar labor agreement to which Sellers or any of their Subsidiaries is a party or otherwise subject.

(iii)          Except as would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Business or the Transferred Assets, Sellers are in compliance with all Laws relating to the employment of labor (including but not limited to those Laws related to the terms and conditions of employment, unfair labor practices, immigration, wages, hours, Fair Labor Standards Act (and its state and local equivalents) classification, benefits, child labor, leaves of absence, discrimination, harassment, retaliation, Worker Adjustment and Retraining Notification Act of 1988, as amended, and any similar foreign, provincial, state or local Law, classification of independent contractors, worker health and safety, workers’ compensation, and any other employment related matter).

(iv)          Schedule 3.2(n)(iv) contains a complete and accurate list of each material Business Employee Plan that covers one or more Business Employees. “Business Employee Plan” means: (i) each “employee benefit plan” within the meaning of Section 3(3) of ERISA; and (ii) each other pension, retirement, group insurance, severance pay, deferred compensation, employment, equity incentive, equity-based compensation, incentive and each other compensation or employee benefit plan, program, agreement, policy or arrangement, including paid annual leave, but excluding any benefits provided solely by a Governmental Authority, in each case under which one or more Business Employees has any present or future rights to compensation or benefits, which any Seller sponsors, contributes to (or has an obligation to contribute to), or maintains. With respect to each Business Employee Plan, Sellers have made available to Purchaser true, correct and complete copies of, to the extent applicable, the most recent summary plan description, or, if a written summary plan description does not exist, a written description describing all material terms thereof.

(v)          Except as provided in Schedule 3.2(n)(v), neither the execution or the delivery of this Agreement nor the consummation of the transactions contemplated hereby, in each case, whether alone or in conjunction with any other event, will (i) result in any payments or benefits becoming due to any Business Employee, (ii) increase the amount of or result in the acceleration of the time of payment, funding or vesting or result in the forfeiture of compensation or benefits under any Business Employee Plan, (iii) result in or entitle any Business Employee to any loan forgiveness or (iv) give rise to any payment or benefit that could reasonably be expected to be characterized as an “excess parachute payment” within the meaning of Section 280G of the Code.

(o)	Taxes.

(i)           Each Seller has timely filed (or had timely filed on its behalf) all income and other material Tax Returns that it was required to file in relation to the Transferred Assets (taking into account any extension of time to file granted or obtained in the ordinary course of business) and all such Tax Returns are correct and complete in all material respects. Such Person has timely paid (or had timely paid on its behalf) all Taxes in relation to the Transferred Assets due on or before the Closing Date, whether or not shown on a Tax Return.

(ii)          No agreement, waiver or other document or arrangement extending or having the effect of extending the period for assessment or collection of Taxes (including, but not limited to, any applicable statute of limitation), or the period for filing any Tax Return, in each case in relation to the Transferred Assets, has been executed or filed with any Governmental Authority by or on behalf of Sellers. No Seller has requested any extension of time within which to file any Tax Return in relation to the Transferred Assets, which such Tax Return has since not been filed.

(iii)         Each Seller has duly withheld or caused to be duly withheld, and has timely paid over or caused to have been timely paid over to the appropriate Governmental Authority, all material amounts (individually or in the aggregate) of Taxes required to be so withheld and paid over under applicable Law in connection with amounts paid or owing to any employee, independent contractor, creditor, customer, or other third party, and has complied in all material respects with applicable Laws relating to the payment, collection, reporting, withholding, and collection of Taxes or remittance thereof.

(iv)         Each Seller has collected all material amounts (individually or in the aggregate) of sales and use, value added, goods and services and other similar Taxes required to be collected, and has timely remitted, or will remit on a timely basis, such amounts to the appropriate Governmental Authority, or has been furnished with respect thereto properly completed exemption certificates, and has maintained all related records and supporting documents in the manner required by applicable Law.

(v)          There are and have been no Actions pending, proposed in writing or threatened in writing with respect to any Taxes payable by or asserted against any Seller related to the Transferred Assets.

(vi)         No written claim has ever been made by a Governmental Authority in a jurisdiction where any Seller has not filed a particular Tax Return or paid a particular type of Tax asserting that such Seller is or may be subject to such type of Tax by, or required to file such Tax Return in, that jurisdiction solely with respect to the Transferred Assets.

(vii)        There are no Liens with respect to Taxes (other than Liens for Taxes not yet due and payable or Taxes that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been set aside in accordance with GAAP) upon any Transferred Asset.

(viii)       No Seller is party to any Tax indemnity, Tax allocation or Tax sharing or similar agreement, other than any such agreement that (A) was entered into in the ordinary course of business the principal purpose of which is not related to Tax, and (B) could not result in a Lien upon any Transferred Asset or be binding on Purchaser.

(ix)          There are no requests for rulings pending between any Seller and any Governmental Authority in respect of any Tax that could result in a Lien upon any Transferred Asset. No Seller has executed or entered into any agreement with, or obtained any consents or clearances from, any Governmental Authority, or been subject to any ruling or guidance specific to such Seller, that would be binding on Purchaser for any taxable period (or portion thereof) ending after the Closing Date.

(x)           No power of attorney with respect to any Tax matter is currently in force in relation to any Transferred Asset that would, in any manner, bind, obligate, or restrict Purchaser.

(xi)          No Seller has entered into any “listed transaction” as defined in Treasury Regulation Section 1.6011-4(b)(2) (or any similar provision of state, local, or non-U.S. Law), and no such “listed transaction” has been undertaken with respect to any of the Transferred Assets.

(xii)         None of the Transferred Assets is an interest (other than indebtedness within the meaning of Section 163 of the Code) in an entity taxable as a corporation, partnership, trust or real estate mortgage investment conduit for U.S. federal income tax purposes.

(xiii)        To Sellers’ Knowledge, no issue has been raised by any Governmental Authority, which, by application of the same principles, would reasonably be expected to affect the Tax treatment of the Transferred Assets in any taxable period (or portion thereof) ending after the Closing Date.

(xiv)        To Sellers’ Knowledge, none of the transactions undertaken pursuant to this Agreement by any Seller will give rise to any withholding obligation under any provision of Law (including Section 1445 of the Code).

For purposes of this Section 3.2(o), any reference to Sellers will be deemed to include any Person that merged with, liquidated into, converted into, or was a predecessor to any Seller under applicable Law

(p)	Data Privacy.

(i)          Since the date that is three (3) years prior to the date hereof, each Seller and its Affiliates, and to Sellers’ Knowledge, any Person acting for or on behalf of each Seller or its Affiliates is, and has at all times been in material compliance with all Privacy Requirements with respect to the Acquired Business. Since the date that is three (3) years prior to the date hereof, none of the Sellers or their Affiliates have received any notice of any Action related to or alleging the violation of any Privacy Requirements with respect to the Acquired Business. To Sellers’ Knowledge, there are no facts or circumstances that could reasonably form the basis of any such Action with respect to the Acquired Business.

(ii)          Since the date that is three (3) years prior to the date hereof, there have been no material security breaches, unauthorized access to, use or disclosure of or other adverse events or incidents related to any Personal Information processed by or on behalf of any Seller in connection with the Acquired Business. Since the date that is three (3) years prior to the date hereof, none of the Sellers or their Affiliates have provided or been legally required to provide any written notice to any Person in connection with an unauthorized disclosure of Personal Information as it relates to the Acquired Business.

(iii)          None of the Sellers or their Affiliates are subject to any contractual requirement or legal obligation that, following the Closing, would prohibit Purchaser from Processing any Personal Information in the manner in which any Seller or any of their Affiliates Processed such Personal Information prior to the Closing with respect to the Acquired Business. The transfer of Personal Information in connection with the transactions contemplated by this Agreement and with respect to the Acquired Business will not violate any Privacy Requirements in any material respect as they currently exist or as they existed at any time during which any of the Personal Information was collected or obtained.

(q)          No Other Representations and Warranties. Except for the representations and warranties contained in this Article 3, Sellers do not, nor does any other Persons on behalf of Seller, make any other express or implied representation or warranty with respect to themselves or the Transferred Assets, or with respect to any other information provided to Purchaser or its representatives, and Sellers disclaim any other representations or warranties, whether made by or on behalf of any Seller or any other Person. Sellers will not, and no other Persons will, have or be subject to any Liability to Purchaser or any other Person resulting from the distribution to Purchaser, or Purchaser’s use of, any such information, including any information, documents, projections, forecasts or other material made available to Purchaser or its representatives.

3.3         Additional Representations of Purchaser.Purchaser additionally represents and warrants to Sellers, solely as to itself, as of the date hereof and as of the Closing Date, as follows:

(a)          No Conflict. Except for (a) any applicable notices, filing, consents or approvals under any applicable Antitrust Laws, and (b) items listed on Schedule 3.3(a), such Person is not and will not be required to give any notice to, make any filing with or obtain any consent from any Person (including any Governmental Authority) in connection with the execution and delivery of this Agreement and the Related Documents or the consummation or performance of any of the Transactions, except as would not, individually or in the aggregate, reasonably be expected to result in a Purchaser Material Adverse Effect. When the consents and other actions described in the preceding sentence have been obtained and taken, the execution and delivery of this Agreement and the Related Documents and the consummation of the Transactions will not result in the breach or violation of any of the terms and provisions of, or constitute a default (with or without notice or lapse of time or both) under, or conflict with, or cause any acceleration of any obligation of such Person under (i) any agreement, indenture, bond, debenture, note, mortgage or other instrument to which it or its assets is bound, (ii) the operating agreement or other governing documents of such Person, (iii) any Order applicable to such Person or its assets, or (iv) any applicable Law, except as would not, individually or in the aggregate, reasonably be expected to result in a Purchaser Material Adverse Effect.

(b)          Litigation. There are no Actions or Orders pending or outstanding or, to the Knowledge of Purchaser, threatened by any Person, that seek to prevent, restrain, materially delay, prohibit or otherwise challenge the consummation, legality or validity of the transactions contemplated hereby or that would, individually or in the aggregate, reasonably be result in a Purchaser Material Adverse Effect.

(c)          Brokers or Finders. Neither Purchaser nor any Person acting on their behalf has paid or become obligated to pay any fee or commission to any broker, finder, investment banker, agent or intermediary for or on account of the Transactions for which any Seller is or will become liable.

(d)          Financing. Purchaser will have at the Closing sufficient funds available in cash to pay the Purchase Price and any fees and expenses incurred by or otherwise required to be paid by Purchaser in connection with the acquisition of the Transferred Assets and the assumption of the Assumed Liabilities pursuant to this Agreement and the Transactions.

(e)          No Other Representations and Warranties. Except for the representations and warranties contained in this Article 3, Purchaser does not, nor does any other Persons on behalf of Purchaser, make any other express or implied representation or warranty with respect to itself or the Transferred Assets, or with respect to any other information provided to Sellers or their Representatives, and Purchaser disclaims any other representations or warranties, whether made by or on behalf of Purchaser or any other Person. Purchaser will not, and no other Persons will, have or be subject to any Liability to Sellers or any other Person resulting from the distribution to Sellers, or Sellers’ use of, any such information, including any information, documents, projections, forecasts or other material made available to Sellers or their Representatives.

ARTICLE 4

BANKRUPTCY COURT MATTERS

4.1         Competing Transaction. This Agreement is subject to approval by the Bankruptcy Court and the consideration by Sellers of higher or better competing bids in respect of all or any part of the Transferred Assets (whether in combination with other assets of Sellers or otherwise), subject to and in accordance with the terms and conditions of the Bid Procedures Order (each, a “Competing Bid”). From the date hereof (and any prior time) and until conclusion of the Auction for the Transferred Assets, Sellers are permitted to, and to cause their Representatives to, initiate contact with, solicit or encourage submission of any inquiries, proposals or offers by, any Person (in addition to Purchaser and its Affiliates and representatives) in connection with any sale or other disposition of the Transferred Assets. In addition, Sellers shall have the authority to respond to any inquiries or offers to purchase all or any part of the Transferred Assets (whether in combination with other assets of Sellers or otherwise) and perform any and all other acts related thereto which are required under the Bankruptcy Code, the Bid Protections Order or other applicable Law, including supplying information relating to its business and the assets of Sellers and their Subsidiaries to prospective purchasers.

4.2	Bankruptcy Court Filings.

(a)          Subject to Section 4.1, Sellers shall take all actions as may be reasonably necessary to cause the Sale Order to be issued and entered by the Bankruptcy Court and become a Final Order, including furnishing affidavits, declarations or other documents or information for filing with the Bankruptcy Court, which Sale Order shall provide for the transfer of the Transferred Debtor Assets to Purchaser, free from all successor or transferee Liability to the fullest extent permitted by Section 363 of the Bankruptcy Code. Sellers shall comply (or obtain an Order from the Bankruptcy Court waiving compliance) with all requirements under the applicable provisions of the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, and the Local Bankruptcy Rules for the Bankruptcy Court in obtaining the entry of the Sale Order. Purchaser agrees that it will promptly take such actions as are reasonably requested by Sellers to assist in obtaining entry of the Sale Order, including by furnishing affidavits or other documents or information for filing with the Bankruptcy Court for the purposes, among others, demonstrating that Purchaser is a “good faith” Purchaser under Section 363(m) of the Bankruptcy Code. If the Sale Order, or any other orders of the Bankruptcy Court relating to this Agreement or the Transactions are appealed by any Person (or if any petition for certiorari or motion for reconsideration, amendment, clarification, modification, vacation, stay, rehearing or reargument shall be filed with respect to the Bid Procedures Order and the Sale Order, or such other Order), subject to rights otherwise arising from this Agreement, Sellers shall take all actions as may be reasonably necessary to prosecute and defend such appeal, petition or motion and obtain an expedited resolution thereof.

(b)           If an Auction is conducted pursuant to the Bid Procedures Order and Purchaser is not the Successful Bidder, Purchaser shall, in accordance with and subject to the Bid Procedures Order, serve as the Next-Highest Bidder if Purchaser is the next highest or otherwise best bidder for the Transferred Assets at Auction. If Purchaser is chosen as the Next-Highest Bidder, Purchaser will be required to keep its bid to consummate the Transactions on the terms and conditions set forth in this Agreement (as may be amended with Purchaser’s and Conn’s written consent prior to or at the Auction) open and irrevocable until the Back-up Termination Date. If Purchaser is the Next-Highest Bidder and the agreement with the Successful Bidder (other than Purchaser) is terminated prior to the consummation of the transactions contemplated by such agreement, Purchaser (in its capacity as the Next-Highest Bidder) will be deemed to be the Successful Bidder and Purchaser will forthwith consummate the Transactions on the terms and conditions set forth in this Agreement (as the same may be amended with Purchaser’s and Conn’s written consent prior to or at the Auction), subject to the right of Purchaser to elect to not serve as the Next-Highest Bidder at any time after the Back-up Termination Date.

(c)           Sellers acknowledge and agree that Purchaser has expended considerable time and expense in connection with this Agreement and the Related Documents and the negotiation hereof and thereof and the identification and quantification of assets of Sellers. In consideration therefor, Sellers shall, in accordance with the terms hereof and the Bidding Procedures Order, file with and seek the approval of the Bankruptcy Court to (i) pay Purchaser a break-up fee in an amount equal to (A) $10,800,000 (the “Break-Up Fee”) plus (B) reimburse or otherwise pay to Purchaser the amount of reasonable, out-of-pocket and documented expenses incurred by or on behalf of Purchaser and its Affiliates in connection with the negotiation hereof up to an aggregate amount of $1,250,000 (such expense reimbursement, together with the Break-Up Fee, the “Bid Protections”), and (ii) return the Deposit Escrow Amount to Purchaser. Subject to approval by the Bankruptcy Court of the Bid Protections, Sellers shall pay to Purchaser the Bid Protections and, subject only to entry of the Bidding Procedures Order, return the Deposit Escrow Amount in any event, no later than the first (1st) Business Day after the consummation of an Alternate Transaction, if this Agreement is terminated in accordance with the provisions of Sections 8.1(b), 8.1(c)(i), 8.1(c)(ii), 8.1(c)(iii), 8.1(c)(iv), 8.1(d), 8.1(g), 8.1(h) (except in such circumstances when Sellers may have otherwise validly terminated this Agreement in accordance with Section 8.1(e)), or 8.1(i). The obligations of Sellers to pay the Bid Protections and return the Deposit Escrow Amount to Purchaser as provided in this Section 4.2(c) shall (I) be entitled to superpriority administrative expense status with priority over any and all administrative expenses of the kind specified in sections 503(b)(1) and 507(a) of the Bankruptcy Code, which shall rank junior and subordinate to the DIP Superpriority Claims, the Prepetition 507(b) Claims (each as defined in and provided for under the DIP Orders), and all other superpriority claims set forth in the DIP Orders and (II) if triggered, shall be payable in accordance with this Section 4.2(c) Free and Clear (including all Liens, Claims, and Interests arising under the DIP Orders).

4.3	Assumption of Available Contracts.

(a)           Schedule 4.3(a) sets forth a list, as of the date hereof, of all executory Contracts to which one or more Sellers is a party and which relate to the Acquired Business, the Transferred Assets, or the Assumed Liabilities (such scheduled Contracts, the “Available Contracts”). Schedule 4.3(a) may be updated pursuant to Section 4.4 at any time (and on more than one occasion) up to three (3) Business Days prior to the Closing (such earlier date, the “Determination Date”). On or prior to the Determination Date, Purchaser shall designate in writing (each such writing, a “Designation Notice”) which Available Contracts from Schedule 4.3(a) (as updated) that Purchaser wishes for Sellers to assume and assign to Purchaser at the Closing (such contracts, the “Assumed Contracts”). At the Closing, subject to the terms and conditions hereof and pursuant to the Sale Order and the Bill of Sale and Assignment and Assumption Agreement, Sellers or their Affiliates, as applicable, shall assign (or cause to be assigned) the Assumed Contracts to Purchaser and Purchaser will pay or cause to be paid, pursuant to Section 365 of the Bankruptcy Code and the Sale Order, all Cure Costs relating thereto as and when finally determined by the Bankruptcy Court pursuant to the procedures set forth in the Sale Order. For the avoidance of doubt, all Available Contracts that Purchaser does not designate in writing for assumption shall not constitute Transferred Contracts (or Transferred Assets) and shall automatically be deemed Excluded Assets; provided, however, that if an Available Contract is subject to a cure dispute or other dispute as to the assumption or assignment of such Available Contract that has not been resolved to the mutual satisfaction of Purchaser and Sellers prior to the Determination Date, then, at the election of Purchaser, (i) if such dispute solely relates to the appropriate Cure Cost, the cure dispute may be adjourned to a date following the Closing, Sellers shall pay the undisputed portion of the Cure Cost and appropriately reserve for the disputed portion of the Cure Cost, and the relevant Available Contract may be assumed and assigned to Purchaser (and Closing may occur) notwithstanding the cure dispute and/or (ii) the Determination Date shall be extended (but only with respect to such Available Contract) to no later than the earlier of (x) the date on which such dispute has been resolved to the mutual satisfaction of Purchaser and Sellers, (y) the date on which such Available Contract is deemed rejected by operation of section 365 of the Bankruptcy Code, and (z) the date upon which such dispute is finally determined by the Bankruptcy Court (the “Extended Contract Period”); provided, further, that Purchaser may at its election and sole discretion, for any reason or no reason, withdraw its Designation Notice with respect to such Available Contract that is subject to such a dispute at any time during the Extended Contract Period. If a Designation Notice with respect to such Available Contract is not delivered by Purchaser in writing by the date which is three (3) Business Days following the expiration of such Extended Contract Period, such Available Contract shall be automatically deemed an Excluded Asset. At any time prior to the Determination Date, Purchaser may also upon notice in writing to Sellers, un-designate an Available Contract that was previously designated as an Assumed Contract pursuant to a Designation Notice, and upon the delivery of such notice, such Available Contract shall thereupon cease to be an Assumed Contract (and cease to be a Transferred Asset) and shall be deemed an Excluded Asset for all purposes hereunder. Prior to the Closing, at Purchaser’s reasonable request, Sellers shall make reasonably available to Purchaser the appropriate employees or other Representatives of Sellers and their Affiliates necessary to discuss the outstanding Available Contracts.

(b)           To the extent that Purchaser exercises its rights in Section 4.3(a) to make a designation with respect to any Available Contracts pursuant to a Designation Notice to designate such Available Contract as an Assumed Contract, the applicable Exhibits and Schedules to this Agreement will be deemed to have automatically been updated (without action of any Party or Person) to reflect such designation. If Purchaser exercises its rights in Section 4.3(a) above to designate any Available Contract as an Assumed Contract or as an Excluded Asset (as the case may be), then the Parties acknowledge and agree that there will be no increase or reduction in the Purchase Price (except and solely to the extent the assumption of such Available Contract would affect the calculation of the Interim Period Collections or the Interim Servicing Fee, as applicable) as a result of such designation or change in designation, nor will there be any delay to the Closing.

(c)           Sellers shall use reasonable best efforts to take all actions reasonably required to assign the Assumed Contracts to Purchaser, including taking all actions reasonably necessary to facilitate any negotiations with the counterparties to such Contracts and, if necessary, to obtain an Order of the Bankruptcy Court containing a finding that the proposed assumption and assignment of the Assumed Contracts to Purchaser satisfies all applicable requirements of section 365 of the Bankruptcy Code. Purchaser shall promptly pay all Cure Costs (if any), and in each case, or reserve, if disputed (until fully resolved), in connection with such assumption and assignment. Purchaser will reasonably cooperate with Sellers in communicating with third parties to Assumed Contracts as may be reasonably necessary to assist Sellers in establishing that Purchaser has satisfied the requirement of adequate assurance of future performance contained in sections 365(b)(1)(C) and 365(f) of the Bankruptcy Code with respect to the applicable Assumed Contracts.

(d)           Not later than one (1) Business Day following the Determination Date, Sellers shall file with the Bankruptcy Court an amended and restated notice of assumption, which notice shall set forth only the Assumed Contracts (and expressly state that all other Available Contracts are Excluded Assets).

(e)            On the Closing Date, with respect to Cure Costs not disputed as of the Closing Date, Purchaser shall pay all Cure Costs to the applicable counterparty. With respect to Cure Costs that are disputed as of the Closing Date, the Parties shall reasonably cooperate and diligently pursue resolution of such disputes. Upon the resolution of any disputed Cure Cost following the Closing, Purchaser shall pay such Cure Cost promptly, and in no event later than two (2) Business Days following such resolution. Upon payment by Purchaser of the aforesaid Cure Costs, all defaults under the Assumed Contracts (monetary or otherwise) and all actual or pecuniary losses that have or may have resulted from such defaults shall be deemed cured, including any Tax, rental obligation, common area maintenance, percentage rent, base rent or utility payments, whether or not such obligation became due, or accrued, after the effective date of the assignment of such Transferred Contracts, as the case may be.

(f)            Notwithstanding any provision in this Agreement to the contrary, a Contract shall not be an Assumed Contract hereunder and shall not be assigned to, or assumed by, Purchaser to the extent that such Contract is (i) deemed rejected under Section 365 of the Bankruptcy Code, or (ii) is validly terminated by any party thereto other than Sellers, or terminates or expires by its terms, on or prior to such time as it is to be assumed by Purchaser as an Assumed Contract hereunder and is not continued or otherwise extended upon assumption.

4.4	Previously Omitted Contracts.

(a)            If prior to or following the date which is thirty (30) days following the date hereof, it is discovered by any Party that a Contract should have been listed on Schedule 4.3(a) as an Available Contract but was not listed on Schedule 4.3(a) and has not been rejected by Sellers (any such Contract, a “Previously Omitted Contract”), the discovering Party shall, promptly following the discovery thereof (but in no event later than two (2) Business Days following the discovery thereof), notify the other Parties in writing of such Previously Omitted Contract and then Sellers shall, promptly following such notification (but in no event later than two (2) Business Days following such notification), notify Purchaser of Sellers’ good faith estimate of all Cure Costs (if any) for such Previously Omitted Contract. Purchaser may thereafter deliver a Designation Notice to Sellers, no later than the earlier of (i) the Determination Date or the expiration of the Extended Contract Period, as applicable, and (ii) five (5) Business Days following notification of such Previously Omitted Contract from Sellers with respect to such Previously Omitted Contract and such contract shall be an Assumed Contract under this Agreement (and the provisions of Section 4.3) shall apply mutatis mutandis with respect thereto. All Previously Omitted Contracts with respect to which Purchaser fails to timely deliver a Designation Notice, shall be an Excluded Asset.

(b)           If Purchaser delivers a Designation Notice in accordance with Section 4.3(a), Sellers shall serve a notice (the “Previously Omitted Contract Notice”) on the counterparties to such Previously Omitted Contract notifying such counterparties of the Cure Costs with respect to such Previously Omitted Contract and Sellers’ intention to assume and assign such Previously Omitted Contract in accordance with Section 4.3 and this Section 4.4. The Previously Omitted Contract Notice shall provide the counterparties to such Previously Omitted Contract with ten (10) Business Days to object, in writing to Sellers and Purchaser, to the Cure Costs or the assumption of its Contract. If the counterparties, Sellers, and Purchaser are unable to reach a consensual resolution with respect to the objection, Sellers shall seek an expedited hearing before the Bankruptcy Court to determine the Cure Costs and approve the assumption. If no objection is served on Sellers and Purchaser, Sellers shall obtain an order of the Bankruptcy Court fixing the Cure Costs and approving the assumption of the Previously Omitted Contract. Purchaser shall be responsible for all Cure Costs relating to such Previously Omitted Contracts and for any obligations or Liabilities relating to such Previously Omitted Contracts arising during the Extended Contract Period.

4.5         No Successor Liability. The Parties agree that the Sale Order shall provide that to the fullest extent permitted under Section 363(f) of the Bankruptcy Code, (a) neither Purchaser nor its designees shall be liable for any Liability or Lien, including any that arise out of any bulk sales, bulk transfer, or similar Laws (other Permitted Liens) against Sellers or any of their Subsidiaries who are a debtor in the Bankruptcy Cases or any of their predecessors; and (b) neither Purchaser nor its designees shall have any successor or vicarious liability of any kind or character whether known or unknown as of the Closing Date, whether now existing or hereafter arising, or whether fixed or contingent, with respect to the Transferred Assets (other than the Motus NPL Receivables or Related Security thereof) or any Liabilities of Sellers or any of their Subsidiaries who are a debtor in the Bankruptcy Case arising on or prior to the Closing Date.

4.6         The Sale Order. Sellers shall use their reasonable best efforts to cause the Bankruptcy Court to enter a Sale Order, which contains, among other provisions requested by Purchaser, the following provisions:

(a)           the sale of the Transferred Assets by Sellers to Purchaser (i) are or will be legal, valid and effective transfers of the Transferred Assets; (ii) vest or will vest Purchaser with all right, title and interest of Sellers to the Transferred Debtor Assets Free and Clear; and (iii) constitute transfers for reasonably equivalent value and fair consideration under the Bankruptcy Code and the laws of the states in which Sellers are incorporated and any other applicable non-bankruptcy laws;

(b)           all amounts to be paid to Purchaser pursuant to this Agreement constitute administrative expenses under Sections 503(b) and 507(a)(1) of the Bankruptcy Code and are immediately payable if and when the obligations of Sellers arise under this Agreement, without any further order of the Bankruptcy Court;

(c)           all Persons are enjoined from taking any actions against Purchaser or any Affiliates of Purchaser (as they existed immediately prior to the Closing) to recover any claim which such Person has solely against Sellers or their Affiliates;

(d)          obligations of Sellers relating to Taxes, whether arising under law, by this Agreement, or otherwise, shall be fulfilled by Sellers;

(e)          the provisions of the Sale Order are non-severable and mutually dependent;

(f)          Neither Purchaser nor any of its designees will have any derivative, successor, transferee, or vicarious liability for Liabilities of Sellers or any Subsidiary of Sellers (whether under federal or state law or otherwise) as a result of the sale of the Transferred Assets, including Liabilities on account of any Taxes arising, accruing, or payable under, out of, in connection with, or in any way relating to the Acquired Business or the Transferred Assets;

(g)         Purchaser has acted in good faith within the meaning of Section 363(m) of the Bankruptcy Code, the transactions contemplated by this Agreement are undertaken by Purchaser and Sellers at arm’s length, without collusion and in good faith within the meaning of Section 363(m) of the Bankruptcy Code, and such Parties are entitled to the protections of Section 363(m) of the Bankruptcy Code;

(h)           all Transferred Contracts shall be assumed by Sellers and assigned to Purchaser pursuant to Section 365 of the Bankruptcy Code and Purchaser shall be obligated to pay all Cure Costs pursuant to Section 4.3 of this Agreement;

(i)            the Bankruptcy Court retains exclusive jurisdiction to interpret and enforce the provisions of this Agreement, the Bid Procedures Order and the Sale Order in all respects; provided, however, that in the event the Bankruptcy Court abstains from exercising or declines to exercise jurisdiction with respect to any matter provided for in this clause or is without jurisdiction, such abstention, refusal or lack of jurisdiction shall have no effect upon and shall not control, prohibit or limit the exercise of jurisdiction of any other court having competent jurisdiction with respect to any such matter; and

(j)           such other provisions as Purchaser may agree to.

ARTICLE 5

PRE-CLOSING COVENANTS

5.1	Efforts to Consummate; Regulatory Approvals.

(a)           Except as otherwise provided in this Agreement (including Section 4.1), each of the Parties agrees to use its reasonable best efforts to cause the Closing to occur as promptly as practicable, including satisfying the conditions precedent set forth in Article 7 applicable to such Party including executing any additional instruments reasonably requested by the other Party (without cost or expense to the executing Party) necessary to carry out the Transactions and to fully carry out the purposes of this Agreement; provided, however, that, for purposes of the “reasonable best efforts” standard, neither any Party nor its Affiliates or Representatives shall be required to (i) offer or grant any accommodation or concession (financial or otherwise) to any third party, (ii) waive or surrender any right to modify any agreement, (iii) waive or surrender any right, remedy, or condition hereunder (including any condition set forth in Article 7), (iv) provide financing to Purchaser for the consummation of the Transactions, or (v) commence any Action.

(b)           In furtherance of the foregoing, each of the Parties shall, and shall cause its Affiliates to, use its reasonable best efforts to take any and all steps to make all required filings under this Agreement. To the extent required by the HSR Act and other applicable Antitrust Laws, each of the Parties shall make its respective filing under the HSR Act, and any and all other filings, declarations or registrations required pursuant to other applicable Antitrust Laws, with respect to the Transactions as promptly as practicable after the date hereof; provided, however, that that any filings under the HSR Act shall be made no later than ten (10) Business Days after the date of this Agreement.

(c)           Each Party agrees to use its best reasonable efforts to supply as promptly as reasonably practicable any additional information and documentary material that may be requested or required by any Governmental Authority pursuant to the HSR Act and any other Antitrust Law, with respect to the Transactions. Each Party shall (i) promptly notify the other Party of any substantive oral or any written communication it or any of its Representatives receives from or makes to any Governmental Authority relating to the Transactions, and permit the other Party and their respective Representatives to review in advance any such communication to any Governmental Authority, and (ii) provide the other Party with copies of all correspondence, filings (except for filings under the HSR Act) or other communications between it or any of their Representatives, on the one hand, and any Governmental Authority or members of its staff, on the other hand, relating to the Transactions; provided, however, that materials proposed to be submitted in response to any such Governmental Authority communication may be redacted: (x) to remove references concerning the valuation of the Transferred Assets; (y) as necessary to comply with contractual arrangements, applicable Law, or by Order of the Bankruptcy Court; and (z) as necessary to address reasonable attorney-client or other privilege or confidentiality concerns. No Party shall agree to participate in any meeting or substantive discussion (including by phone) with any Governmental Authority in respect of any such filings, investigation or other inquiry with respect to the Transactions unless it consults with the other Party in advance and, to the extent permitted by such Governmental Authority, gives the other Party the opportunity to attend and participate at such meeting or discussion (including by phone). The Parties will use their reasonable best efforts to coordinate and cooperate fully with each other in exchanging such information and providing such assistance as each Party may reasonably request in connection with the foregoing (and consider in good faith any comments provided by each other with respect thereto).

(d)           Each Party shall, and shall cause its Affiliates to, use its reasonable best efforts to take all actions to the extent necessary to eliminate each and every impediment under any Antitrust Law that may be asserted by any Governmental Authority in opposition to the consummation of any of the Transactions, so as to enable the Parties to consummate the Transactions as soon as reasonably practicable, but in any event not later than the Outside Date. Notwithstanding anything to the contrary in this Agreement, the Parties acknowledge and agree that neither Purchaser, nor Seller, nor any of their respective Affiliates, shall be obligated to (and, without Purchaser’s prior written consent, Sellers, and their respective Affiliates, shall not agree) to (i) enter into any settlement, undertaking, consent decree, stipulation or Contract with any Governmental Authority with respect to the Transactions, (ii) litigate, defend, challenge or take any action with respect to any Action by any Person, including any Governmental Authority (including taking any steps or actions to defend against, vacate, modify or suspend any injunction or Order, including any injunction related to a private cause of action that would prevent consummation of the transactions contemplated by this Agreement), (iii) agree, propose, negotiate, offer, effect or commit, by consent decree, hold separate order or otherwise (including by establishing a trust), to sell, divest, license, lease, dispose of, transfer, encumber or otherwise restrict (including a restriction to cease to conduct any business in any jurisdiction) any of the Transferred Assets or Purchaser’s or Purchaser’s Affiliates’ assets or businesses, operations, product or service lines, assets or properties, or any rights in any of the foregoing, (iv) terminate or modify existing relationships, contractual rights or obligations with respect to the Transferred Assets or of Purchaser’s or Purchaser’s Affiliates’, including by committing to the payment of any fee, penalty or other consideration or making any concession, waiver or amendment under any Contract, or (v) take or commit to take actions that would limit Purchaser’s or Purchaser’s Affiliates’ freedom of action with respect to, or their ability to retain or exercise rights of ownership or control with respect to, one or more of any of their businesses, operations, product or service lines, assets or properties, or any rights in any of the foregoing. Notwithstanding anything to the contrary in this Agreement, Purchaser shall control and direct the process by which the Parties seek to avoid or eliminate impediments under any Antitrust Law or any other competition, trade regulation or foreign investment regulation or other applicable Law, including by directing the strategy and making final determinations related to the review or investigation of the Transactions by any Governmental Authority.

5.2         Public Announcements. Except to the extent required by any applicable Law or Action, neither Purchaser nor Sellers shall, and Purchaser and Sellers shall cause their respective Affiliates and Representatives not to, directly or indirectly, issue any press release or public announcement of any kind without the prior written consent of Purchaser and Sellers; provided, however, that each Party and its Affiliates may make announcements from time to time to their respective employees, customers, suppliers and other business relations and otherwise as such Party may reasonably determine is necessary to comply with applicable Law or the requirements of this Agreement, any other agreement to which such Party or any such Affiliate is a party or any securities exchange on which the securities of such Party or any such Affiliate are listed; provided further, that Purchaser, Sponsor, and their respective Affiliates may make (a) announcements or communicate with their and their respective Affiliates’ investors (including announcements to any general or limited partners or potential limited partners) regarding the Transactions, and may disclose and communicate such information to their Affiliates and its and their respective Representatives, in each case, on a confidential basis, (b) internal announcements (including to financing sources), and (c) announcements disclosing that the Transaction has been consummated (including on Sponsor’s, Jefferson Capital Holdings LLC’s, or Purchaser’s or their respective Affiliates’ websites and in marketing materials). If the Parties mutually agree to issue a press release, then Purchaser and Sellers shall cooperate in good faith to prepare a joint press release to be issued on the Closing Date, the terms of which shall be mutually agreed upon by the Parties.

5.3            Access and Reports. From the date hereof through Closing, subject to applicable Law, upon the reasonable request from Purchaser of any such activities, Sellers will afford Purchaser’s officers and other authorized Representatives reasonable access, during normal business hours, (i) to those of its officers, employees, consultants, and authorized Representatives (including its legal advisors and accountants), (ii) to all books, records, and other documents and data in the locations in which they are normally maintained, and to make copies of all such books, records, and other documents to the extent relating to the Transferred Assets, Assumed Liabilities, Acquired Business, or the Business Employees, (iii) to any reasonably available financial and operating data and other information in connection with the Transferred Assets, Assumed Liabilities, Acquired Business, and other information related thereto that Purchaser views as reasonably necessary, and (iv) to the premises located at 1401 Rankin Avenue, Houston, Texas and at 5776 Stemmons Drive, San Antonio, Texas. Notwithstanding the foregoing sentence, no such investigation or examination will be permitted to the extent that it would unreasonably interfere with the conduct of the business of Sellers or would require any Seller to disclose information that would violate the attorney-client privilege or any other applicable privileges or immunities; provided, however, that Sellers shall use reasonable efforts to disclose such information without disclosing such privileged information (for example, by redacting such information as reasonably necessary to avoid such violation).

5.4            Operations Prior to the Closing Date. Except (a) as otherwise expressly contemplated by this Agreement, (b) as disclosed in Schedule 5.4, (c) with the prior written consent of Purchaser, or (d) as otherwise required by applicable Laws or as required or prohibited pursuant to a Bankruptcy Court Order or the Bankruptcy Cases, or limited by restrictions or limitations under the Bankruptcy Code on Chapter 11 debtors, from the date hereof until the Closing Date:

(i)             Seller will use its reasonable best efforts to (A) operate the Transferred Assets and Acquired Business, in each case, operated by Sellers in the ordinary course of business and consistent with past practice, preserve the present business operations, organization, and goodwill of the Acquired Business and Sellers and to maintain and preserve, or cause to be maintained and preserved, all tangible Transferred Assets in good working order and condition, (B) maintain books, accounts and records relating to such Transferred Assets, Assumed Liabilities, and Acquired Business in accordance with past custom and practice in all material respects, (C) preserve intact the business organizations of Sellers and the Acquired Business, (D) preserve its current relationships with third parties, including suppliers, vendors, customers, clients, contractors, sales representative, consultants, agents, marketing partners and others, related to the Transferred Assets or having business dealings related to the Acquired Business and keep available the services of Business Employees (which does not preclude Seller’s issuance of notices solely to Business Employees who will not be Transferred Employees (as indicated on the list of Transferred Employees, which Purchaser shall make commercially reasonable efforts to provide prior to Closing) pursuant to the federal Worker Adjustment and Retraining Notification Act of 1988 or similar Law) and Representatives of Sellers in connections with the services such persons provided in respect of the Transferred Assets or the Acquired Business, in each case, in the ordinary course of business, (E) comply, in all material respects, with all applicable Laws and Orders applicable to the Transferred Assets, Assumed Liabilities, and the Acquired Business, and (F) to give prompt notice to Purchaser of any notice received or made by Seller of any claim asserting any material tort or violation of applicable Law or any new Action that, in each case, relates to the Transferred Assets, Assumed Liabilities, or the Acquired Business; and

(ii)            without limiting the foregoing, Sellers will not, and will cause their Affiliates not to, solely with respect to the Transferred Assets and the Acquired Business:

(A)           liquidate, dissolve, recapitalize or otherwise wind up its operations of the Acquired Business;

(B)           terminate, cancel, materially amend, breach or modify, grant a material waiver or consent with respect to or extend any Material Contract, or enter in to any Contract that would be a Material Contract; provided, however, that in addition to the foregoing in this clause (B), Sellers will not, and will cause their Affiliates not to, (I) until the Determination Date, terminate, amend, supplement, modify, waive any rights under, or create any adverse interest with respect to any Available Contract, or take any affirmative action not required thereby (unless Purchaser has provided written notice to Sellers designating such Available Contract for rejection), and (II) reject or take any action (or fail to take any action that would result in rejection by operation of Law) to reject, repudiate or disclaim any Available Contract without the prior written consent of Purchaser;

(C)            violate, breach or default under, or take or fail to take any action that (with or without notice or lapse of time or both) could reasonably constitute a violation, breach of, or default under, any material term or provision of any Order applicable to the Transferred Assets, Acquired Business, or Assumed Liabilities, in each case, including any payment obligations thereunder;

(D)           sell, lease, sublet, license, sublicense, transfer, abandon, permit to lapse or expire (other than in accordance with the terms of any Receivables Contract), fail to maintain, assign, or otherwise dispose of any Transferred Assets related to the Acquired Business, in each case other than non-exclusive licenses of Intellectual Property granted to a third party in the ordinary course of business consistent with past practice or the expiration or abandonment of Intellectual Property at the end of its natural statutory term;

(E)           sell, transfer, assign, or otherwise dispose of any Transferred Receivables;

(F)            acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any material assets, securities, properties, interests or businesses for the conduct of the Acquired Business, in each case other than pursuant to existing Contracts or in the ordinary course of business and consistent with past practice;

(G)            make any material loans, advances, or capital contributions to, or investments in, any other Person (other than any Subsidiary of Sellers) with respect to the Acquired Business;

(H)           subject any of the Assets to any Liens, except for Permitted Liens;

(I)            enter into any agreement or arrangement that limits or otherwise restricts the conduct of the Acquired Business or the ability to collect of the Transferred Receivables or that would reasonably be expected to, after the Closing Date, limit or restrict the Acquired Business or Purchaser’s ability to collect the Transferred Receivables;

(J)            change or modify its collection policies or practices, in each case as they relate to the Transferred Assets or the Acquired Business in ways that are material to the Transferred Assets or the Acquired Business;

(K)           (x) accelerate change, modify, or write off, waive, release, or discount any Transferred Receivables, or any other accounts receivables (except in the ordinary course of business consistent with past practice), or (y) defer any accounts receivable (except in the ordinary course of business consistent with past practice);

(L)            incur or issue any indebtedness for borrowed money, or assume, grant, guarantee or endorse, or otherwise become responsible for, the obligations of any Person;

(M)          commence, settle or propose to settle any Actions that could reasonably be expected to diminish the value of the Transferred Assets or impair title thereto or otherwise become an Assumed Liability;

(N)           other than as required by applicable Law or by the terms of any Business Employee Plan as in effect on the date hereof, (w) materially increase the compensation, bonus or other benefits of any Business Employee other than in the ordinary course of business, (x) establish, adopt or materially amend any Business Employee Plan or any arrangement that would constitute a Business Employee Plan, if adopted (other than as contemplated under this Agreement) or (y) terminate the employment of any Business Employee in the position of vice president and above (other than for cause or pursuant to a WARN notice, which may be issued solely to Business Employees who will not be Transferred Employees (as indicated on the list of Transferred Employees, which Purchaser shall make commercially reasonable efforts to provide prior to the Closing));

(O)           except as required pursuant to Section 2.9, take any action that could cause any asset that is a Transferred Asset as of the date hereof to no longer be an Transferred Asset as of the Closing;

(P)           take any action or fail to take any action that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(Q)           fail to keep in force, cancel or modify any Available Insurance Policy, except where replaced with a substantially similar policy;

(R)           delay the payment of Liabilities that would become Assumed Liabilities or defer expenses, or otherwise increase cash on hand in connection with the Acquired Business, except in the ordinary course of the Acquired Business consistent with past practice;

(S)            not (A) make, change, or revoke any material election with respect to Taxes, (B) prepare or file any Tax Return in a manner inconsistent with past practices or amend in a material manner any Tax Return, (C) enter into any Tax indemnity, Tax allocation, Tax sharing or similar agreement, or any closing (or similar) agreement in respect of material Taxes, (D) obtain or request any Tax ruling or initiate any discussion with respect to, or enter into, any voluntary disclosure or similar program or arrangement with any Governmental Authority with respect to material Taxes, or (E) settle or compromise any claim, assessment, or Action, or consent to any extension or waiver of any limitation period (other than pursuant to an extension of time to file Tax Returns obtained in the ordinary course of business consistent with past practice), with respect to material Taxes, in each case, relating to, or otherwise affecting, any Transferred Asset or Assumed Liability; or

(T)           agree or commit to do any of the foregoing.

5.5            Notice of Events. From and after the date hereof through the Closing, Sellers shall promptly, and in no event later than three (3) Business Days after discovery, notify Purchaser in writing of the discovery by any Seller of (a) any event, condition, fact, or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes a breach of or an inaccuracy in any representation or warranty made by any Seller in this Agreement; (b) any event, condition, fact, or circumstance that occurs, arises or exists after the date of this Agreement and that could cause or constitute a breach of or an inaccuracy in any representation or warranty made by any Seller in this Agreement if: (i) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact, or circumstance; or (ii) such event, condition, fact, or circumstance had occurred, arisen or existed on or prior to the date of this Agreement; (c) any breach of any covenant or obligation of any Seller; and (d) any event, condition, fact or circumstance that could make the timely satisfaction of any of the conditions set forth in Article 7 impossible or unlikely; in each case, in respect of clauses (a), (b) or (c) hereof, if such breach, failure to be true or accurate, or failure to comply has caused or could reasonably be expected to cause any condition to the obligations of Purchaser to close not to be satisfied.

ARTICLE 6

GENERAL COVENANTS

6.1            Affirmative Covenants of Sellers. So long as Purchaser shall have any interest in any Transferred Asset, Sellers shall, unless Purchaser otherwise consents in writing:

(a)           Proceeds of Receivables. In the event that any Seller receives any amounts in respect of Receivable Contracts and related Receivables (including any in-store payments, payments received by mail from consumers or payments from third party vendors), Sellers shall notify Purchaser thereof and promptly, and in no event later than five (5) Business Days after receipt thereof, deposit or otherwise transfer (or cause the applicable Seller to deposit or otherwise transfer) such amounts to Purchaser.

(b)           Financing Statement Changes. Within thirty (30) days after Sellers make any change in its, name, identity or corporate structure that would make any financing statement filed in accordance with this Agreement seriously misleading within the meaning of Section 9-506 of the UCC, Sellers shall give Purchaser notice of any such change and shall file such financing statements or amendments to previously filed financing statements as may be necessary to continue the perfection of the interest of Purchaser in the Transferred Assets and the Receivables Files, and the proceeds of the foregoing.

6.2	Tax Matters.

(a)	Purchase Price Allocation.

(i) As promptly as practicable after the Closing Date, but no later than sixty (60) days thereafter, Purchaser will prepare and deliver to Sellers an allocation schedule setting forth the amounts to be allocated among the Transferred Assets, pursuant to (and to the extent necessary to comply with) Section 1060 of the Code and the applicable regulations promulgated thereunder (and, if applicable, any similar provision under state, local or foreign Law or regulation) (the “Proposed Allocation Statement”). Sellers will have thirty (30) Business Days following delivery of the Proposed Allocation Statement during which to notify Purchaser in writing (an “Allocation Notice of Objection”) of any objections to the Proposed Allocation Statement. If Sellers fail to deliver an Allocation Notice of Objection in accordance with this Section 6.2(a)(i), the Proposed Allocation Statement will be conclusive and binding on all Parties and will become the “Final Allocation Statement.” If Sellers submit an Allocation Notice of Objection, then for ten (10) Business Days after the date Purchaser receives the Allocation Notice of Objection, Purchaser and Sellers will use their commercially reasonable efforts to agree on the allocations. If Purchaser and Seller are unable to reach agreement with respect to the Proposed Allocation Statement within ten (10) Business Days after the date Purchaser receives the Allocation Notice of Objection, the Parties shall be entitled to use their own Purchase Price allocations for Tax reporting purposes.

(ii)            To the extent Purchaser and Seller agree on the Final Allocation Statement pursuant to Section 6.2(a), Sellers and Purchaser shall (and shall cause their respective Affiliates to) report, act, and file Tax Returns (including, but not limited to IRS Form 8594) in all respects and for all purposes consistent with the Final Allocation Statement, and will not take any position (whether in audits, Tax Returns, or otherwise) that is inconsistent with the Final Allocation Statement, in each case, except to the extent otherwise required by a “determination” within the meaning of Section 1313 of the Code (or any analogous provision of applicable Tax Law) or a good-faith settlement with a Governmental Authority with respect to Taxes.

(b)            Cooperation and Audits. Purchaser and Sellers will cooperate fully with each other regarding Tax matters to the extent commercially reasonable and will make available to the other as reasonably requested all information, records and documents relating to Taxes or Tax Returns in relation to the Transferred Assets, including by preserving or causing to be preserved such reasonable information, records and documents until the expiration of the applicable statute of limitations or extension thereof or the conclusion of all audits, appeals or litigation with respect to such Taxes.

6.3	Employee Matters.

(a)            At least one (1) week prior to the Closing Date, Purchaser or one of its Affiliates shall use its reasonable best efforts to make offers of employment, which shall be contingent on the Closing, to the Business Employees who are active Business Employees on the Closing Date and who devote all or substantially all of their working time to the Acquired Business or the Transferred Assets or are required for maintaining the Acquired Business, in each case, in Purchaser’s sole determination. Each Business Employee who accepts such offer of employment and commences employment with Purchaser or its Affiliate shall, as of the effective date of their employment with Purchaser or its Affiliate (i.e., the date they present themselves for work), be referred to as a “Transferred Employee.”

(b)            Purchaser’s or its Affiliate’s offer of employment to each Business Employee to which an offer of employment is made pursuant to Section 6.3(a) shall provide for (i) at least the same annual base salary or wage rate as in effect for such Business Employee immediately prior to Closing, (ii) comparable title and work location, and (iii) at Purchaser’s election, employee benefits that are substantially similar in the aggregate to either (x) those in effect for such Business Employee immediately prior to the Closing or (y) those provided to similarly situated Purchaser employees as of the Closing Date (as determined by Purchaser in its sole discretion). Seller shall cooperate and assist in facilitating Purchaser’s or its Affiliate’s offers and will not take any action, which would impede, hinder, interfere or otherwise compete with Purchaser’s or its Affiliate’s effort to hire any Business Employee. Without limiting the foregoing, each Party shall comply with all applicable Law in connection with the transfer of the Business Employees to Purchaser or its Affiliate, including with respect to notice and other procedural requirements. Promptly following the date hereof, Seller will provide any and all information reasonably required by Purchaser or its Affiliate in order for Purchaser to fulfill its obligations under this Agreement with respect to the Business Employees. Sellers shall cooperate and assist in facilitating Purchaser’s offers and will not take any action, which would impede, hinder, interfere or otherwise compete with Purchaser’s effort to hire any Business Employee.

(c)            No provision of this Section 6.3 shall create any third party beneficiary or other rights in any Business Employee or former employee in respect of continued or resumed employment in Sellers’ business, or with Purchaser, and no provision of this Section 6.3 shall create any rights in any such persons in respect of any benefits that may be provided under any plan or arrangement which may be established by Purchaser. Nothing contained herein shall be construed as requiring, and Sellers, Purchaser and their Affiliates shall take no action that would have the effect of requiring, Sellers, Purchaser, or any of their respective Affiliates to continue any specific Business Employee Plan. The provisions of this Section 6.3 are for the sole benefit of Sellers and Purchaser and nothing in this Section 6.3, expressed or implied, is intended or shall be construed to constitute an amendment of any Business Employee Plan or any similar benefit plan of Purchaser or its Affiliates (or an undertaking to amend any such plan) or other compensation and benefits plan maintained for or provided to Business Employees, including Transferred Employees, prior to, on or following the Closing.

6.4	Post-Closing Books and Records.

(a)            Until the earlier of the closure of the Bankruptcy Cases and two (2) years after the Closing Date, (i) Purchaser will use commercially reasonable efforts not to dispose of or destroy any of the Transferred Records and (ii) Purchaser will allow the Sellers (including, for clarity, any trust established under a Chapter 11 plan or any other successors of any Seller) and any of their Representatives reasonable access during normal business hours, upon reasonable advance notice, to any Transferred Records to the extent such access is necessary (x) in connection with the Bankruptcy Cases, or (y) for Sellers (including any trust or successor), to wind-down the operations of Sellers or any such trusts or successors, and Sellers (including any such trust or successor) and Representatives will have the right to make copies of any such Transferred Records solely for such purposes (at its sole cost and expense). Until the liquidation and winding up of the Sellers’ estate, Sellers may keep a copy of the Transferred Records. Except as required by applicable Laws or to the extent required to enforce its rights with respect to the Excluded Liabilities, from and after the Closing, Sellers will keep confidential and not use the records that would have been included in the Transferred Records but for the failure to obtain a material third party consent or any records to which it has access under this Section 6.4, except for the use thereof as expressly permissible hereunder; provided, however, that if practicable and permitted by applicable Law, Sellers shall provide Purchaser with prompt written notice of any such requirement so that Purchaser may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 6.4; provided, further, that Sellers shall, and shall cause their Affiliates to, reasonably cooperate with Purchaser in seeking such a protective order and/or other appropriate remedy.

(b)            Until the earlier of the closure of the Bankruptcy Cases and twelve (12) months after the Closing Date, (i) each Seller will use commercially reasonable efforts not to dispose of or destroy any of the records within its possession or control and (ii) each Seller will allow Purchaser and any of its respective directors, officers, employees, counsel, and other Representatives, reasonable access during normal business hours, upon reasonable advance notice, to any such records for any purpose relating to the Acquired Business or any Transferred Assets or Assumed Liabilities and Purchaser and such Representatives will have the right to make copies of any such records for such purposes (at its sole cost and expense). Purchaser may keep any such copies. Except as required by applicable Laws or to the extent required to enforce its rights with respect to the Assumed Liabilities, from and after the Closing, Purchaser will keep confidential and not use the records to which it has access under this Section 6.4, except for the use thereof as expressly permissible hereunder; provided, however, that if practicable and permitted by applicable Law, Purchaser will provide Sellers with prompt written notice of any such requirement so that Sellers may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 6.4; provided, further, that Purchaser shall reasonably cooperate with Purchaser in seeking such a protective order and/or other appropriate remedy.

(c)            In the event any Party desires to destroy any such records prior to the time during which they must be maintained pursuant to this Section 6.4, such Party will first give thirty (30) days’ prior written notice to the other Party and such other Party will have the right at its option and expense, upon prior written notice given within such 30 day period to the Party desiring to destroy such records, to take possession of the records within sixty (60) days after the date of such notice, or such shorter period as the liquidation and winding up of each applicable Seller’s estate will permit.

6.5	License to Certain Intellectual Property

(a)            Sellers, on behalf of themselves and their respective Affiliates, hereby grant to Purchaser a non-exclusive, non-transferable (except that Purchaser may transfer to an Affiliate or a subsequent Purchaser of all or substantially all of the Acquired Business), non-sublicensable (except that Purchaser may grant a sublicense to its Affiliates, contractors, subcontractors and service providers), worldwide, fully paid-up license, for so long as the Acquired Business is operating, to use all Intellectual Property owned or controlled by Sellers or their Affiliates that are used in connection with the Acquired Business but not included in the Transferred Intellectual Property (including any Intellectual Property in data used in connection with the Acquired Business that is not included in the Business Data, but excluding (i) any Conn’s Marks, which are licensed pursuant to Section 6.6, (ii) the Online Bill Pay Subdomains, which are provided pursuant to Section 6.7, the Customer Lists and any other Trademark included in the Excluded Intellectual Property) to the extent such Intellectual Property is licensable by any Seller or any of its Affiliates without the consent of or payment to any third party (collectively, the “Licensed Intellectual Property”), solely in the manner such Intellectual Property was used in connection with the Acquired Business immediately prior to Closing and for the express purpose of conducting the Acquired Business in substantially the same manner that the Acquired Business was conducted immediately prior to the Closing. For the avoidance of doubt, except as would be prohibited by applicable Law, Licensed Intellectual Property shall also include the subscriber codes for credit reporting bureaus.

(b)            In the event that any of the Sellers or their Affiliates assign, sell, dispose, exclusively license or otherwise sell any Licensed Intellectual Property to any third party, Sellers shall promptly notify Purchaser and certify that any such sale of Licensed Intellectual Property is made subject to the license granted herein.

6.6	Licenses to Conn’s Marks

(a)           Subject to terms and conditions herein, Sellers, on behalf of themselves and their respective Affiliates, hereby grant to Purchaser a limited, non-exclusive, non-transferable (except to Purchaser’s Affiliates (only for so long as such Affiliate remains an Affiliate of Purchaser) or an acquirer of all or substantially all of the assets of the Acquired Business), non-sublicensable, worldwide, fully paid-up license to use the Conn’s Marks solely during the applicable time period for the following limited uses:

(i)             Commencing on the Closing Date and continuing for no more than twelve (12) months, winding-down use of such Conn’s Marks on tangible and digital assets (e.g., electronic pdfs of customer contracts included in the Transferred Assets) in connection with the Transferred Assets, in each case, in substantially the same manner that such Trademarks were used in connection with the Transferred Assets and Acquired Business immediately prior to the Closing and subject to the additional rights in Section 6.6(a)(iii) below; provided that Purchaser shall not be required to remove any Conn’s Marks that are displayed on documents (whether tangible or digital) that exist and have already been distributed to customers as of the Closing Date.

(ii)            Commencing on the Closing Date and continuing for no more than twenty-four (24) months, solely to reference the name of such historical Receivable Contracts when servicing or administering the applicable loans and other financing to the applicable customers and communicating with customers, distributors or regulators or otherwise as required solely in connection with the runoff of such Receivable Contracts, it being understood that Purchaser shall not have the right to issue, market or administer any new loans or other financing or other products using the Conn’s Marks pursuant to the license granted under this Section 6.6, in each case, in substantially the same manner that such Trademarks were used in connection with the Transferred Assets and Acquired Business immediately prior to the Closing Date.

(iii)           Commencing on the Closing Date and continuing until such date that is the earlier of (A) the date that is five (5) years from the Closing Date and (B) the date on which all Transferred Receivables are fully paid off or charged-off, for use of solely the “Conn’s Servicing” Trademark (the “Conn’s Servicing Mark”) in a corporate entity name as a “doing business as” name and to operate the Acquired Business under or using the Conn’s Servicing Mark in substantially the same manner that such Trademarks were used in connection with the Transferred Assets and Acquired Business immediately prior to the Closing.

Purchaser may permit its Affiliates, contractors, subcontractors, and service providers to use the Conn’s Marks solely on behalf of and at the direction of Purchaser. Purchaser shall cause all of the foregoing parties to only use the Conn’s Marks in compliance with all the requirements of this Agreement. Purchaser shall be solely responsible for all acts and omissions of the foregoing parties in so using the Conn’s Marks.

(b)            In connection with the use of the Conn’s Marks as permitted by this Section 6.6, Purchaser acknowledges that such use thereof shall inure to Sellers’ benefit and shall not create in Purchaser’s (or any of its Affiliate’s) favor any right, title or interest in or to the Conn’s Marks. Use of the Conn’s Marks shall be solely in a manner that is not intended to or reasonably likely to harm or disparage any Seller or the respective businesses, reputation or goodwill of any Seller. Except as otherwise set forth in Section 6.6(a)(iii), neither Purchaser nor any of its Affiliates shall use the Conn’s Marks in combination with any other trademark or service mark in a manner that creates a combination mark. Subject to Section 6.6(a)(i), Purchaser will, and will cause its Affiliates to, use reasonable best efforts to cease all use of the Conn’s Marks as soon as reasonably practicable during the applicable time period set forth in Section 6.6.

(c)            Subject to Section 6.6(a)(i), upon termination of the license granted pursuant to Section 6.6, Purchaser will, and will cause its Affiliates, contractors, subcontractors, and service providers to, cease all use of the Conn’s Marks in any way and will destroy all materials and documentation upon which the Conn’s Marks appear and certify that such materials and documentation have been destroyed; provided that nothing in this Section 6.6 shall prohibit Purchaser and its Affiliates from using any of the Conn’s Marks in connection with historical, tax, employment or similar references to the Transferred Assets, for purposes of prospectus and similar disclosures as are necessary and appropriate to describe the historical relationship with any Seller, or as otherwise required to comply with applicable Law. In the event of such breach, unauthorized use, or any threat of the same, Sellers shall, in addition to all other remedies that may be available to Sellers and without any requirement to post a bond, be entitled to relief in equity (including a temporary restraining order, temporary or prohibitory injunction, and permanent mandatory or prohibitory injunction) to restrain and prohibit the continuation of any such breach or unauthorized use and to compel compliance with the provisions of this Section 6.6 and to restrain and prohibit the threatened breach or unauthorized use.

(d)           In furtherance of Section 6.6(a)(iii), Sellers shall use commercially reasonable efforts to (including prior to the Closing) cooperate with Purchaser to obtain any such DBA/assumed name and assist and facilitate the making of any such filing required to be made by Purchaser under applicable Law or where otherwise requested from or by a Governmental Authority (including, for the avoidance of doubt, by executing the letter attached to Schedule 6.6 or a letter substantially similar thereto or as otherwise requested or required by such Governmental Authority).

6.7	Transitional Services

(a)            Sellers shall use commercially reasonable efforts to provide (or cause to be provided) to Purchaser and its Affiliates the services listed in Schedule 6.7(a)(i) attached hereto (the “Seller Services”), and Purchaser shall use commercially reasonably efforts to provide (or cause to be provided) to Sellers and their Affiliates the services listed in Schedule 6.7(a)(ii) attached hereto (the “Purchaser Services”). Purchaser shall not be obligated to perform any Purchaser Services to the extent the provision of such Purchaser Services would, and Sellers shall not be obligated to perform any Seller Services to the extent the provision of such Seller Services would, violate the terms of applicable third party contracts or would violate applicable Law; provided each of Purchaser and Sellers shall use commercially reasonable efforts to obtain any consents that are necessary for the provision of the Purchaser Services or the Seller Services, respectively, so that such Purchaser Services or Seller Services can be provided without violating the terms of any third party contract. Each of Purchaser and Seller shall provide the Purchaser Services and the Seller Services, respectively, exercising the same or a substantially similar degree of care, quality, skill and level of service as was exercised in the performance of such Purchaser Services or Seller Services, as applicable, immediately prior to the date of this Agreement. Each of Seller Services and Purchaser Services shall be provided solely for the duration set forth in Schedule 6.7(a)(i) or Schedule 6.7(a)(ii), respectively.

(b)           Online Bill Pay Subdomains. For a period commencing on the date of this Agreement and ending on the date that is five (5) years following the Closing Date, Sellers shall maintain: (i) its registration and ownership of the Website Domains, including by making all necessary payments to the applicable domain name registrar; (ii) the extension of the Online Bill Pay Subdomains; (iii) their websites hosted on such Website Domains, substantially in the same form as such websites existed as of the date of this Agreement; and (iv) links from the main websites hosted on the Website Domains to the Online Bill Pay Subdomains consistent with past practices or at the Closing Date. In the event that any of the Sellers or their Affiliates assign, dispose, exclusively license or otherwise sell any Website Domain to any third party, Sellers shall promptly notify Purchaser and shall require that the successor in interest to such Website Domain agrees in writing to fulfill Seller’s obligations under this Section 6.7(b) and the Seller Services related to the Online Bill Pay Subdomains. Sellers may at any time provide written notice to Purchaser that Sellers no longer intend to maintain the Website Domains or the Online Bill Pay Subdomains (a “Website Domain Notice”, and Purchaser shall have the right upon receiving such written notice to require Sellers to transfer the applicable Website Domain or Website Domains to Purchaser or its designee by providing written notice to Seller (a “Transfer Notice”) within thirty (30) days of receiving the Website Domain Notice, or Purchaser may reject its right to acquire the applicable Website Domain or Website Domains (a “Rejection of Transfer”); provided, that, failure to provide a Transfer Notice or a Rejection of Transfer within thirty (30) days of receiving a Website Domain Notice shall be deemed to be a Rejection of Transfer. Upon receiving a Transfer Notice, Sellers shall transfer the applicable Website Domain or Website Domains to Purchaser within thirty (30) days of receiving such Transfer Notice.

6.8            Insurance Access. Following the Closing, with respect to any actions, inactions, events, omissions, conditions, facts, circumstances, losses, damages, and other Liabilities which occurred or are alleged to have occurred, or were incurred, in whole or in part, or claimed to have been incurred, with respect to the Transferred Assets, the Assumed Liabilities, or the Acquired Business, in each case, prior to the Closing, Sellers will provide (or cause their Affiliates to provide) Purchaser with access to (including by taking commercially reasonable actions as may be necessary to direct any relevant insurer to permit such access), and Purchaser may, upon prior written notice to Sellers, make claims under the current and historical non-transferable insurance policies of Sellers issued by a third party insurer or insurers (excluding any self-insurance policies or programs, or any insurance policies or programs that are substantially similar in effect to self-insurance) that are “occurrence based” insurance policies in place immediately prior to the Closing (each such policy, an “Available Insurance Policy”); provided, however, that such access to, and the right to make claims under, such insurance policies, shall be subject to the terms and conditions of such insurance policies, including any restrictions on coverage or scope, any deductibles, retentions, or self-insurance provision, and any fees, costs, or other expenses, and shall be subject to the following additional conditions:

(a)            Purchaser shall report any potentially insured pre-Closing Date claim to Sellers, as promptly as practicable and in any event in sufficient time so that such claim may be made in accordance with Sellers’ claim reporting procedures in effect immediately prior to the Closing;

(b)           Premiums and premium increases, fees and expenses incurred by Sellers or any of their Subsidiaries to the extent resulting from any access to, or any claims made by Purchaser or any of its Affiliates under, any Available Insurance Policy, including any reasonable legal fees and allocated claims, expenses or claim handling fees, whether such claims are made by Purchaser or its Representatives, will, in each case, be promptly reimbursed to Sellers by Purchaser;

(c)           Any recovery under any Available Insurance Policy shall be net of all uninsured, uncovered, unavailable or uncollectible amounts of all such claims made by Purchaser under the Available Insurance Policies (including any deductible, retention or other similar amounts);

(d)           Claims made by Purchaser pursuant to this Section 6.8 will be subject to (and recovery thereon will be reduced by the amount of) any applicable deductibles, retentions, or self-insurance provisions under the Available Insurance Policies. With respect to any deductibles, retentions or self-insurance provisions described in the immediately preceding sentence that require a payment by Sellers or any of their Subsidiaries, Purchaser shall reimburse Sellers or such Subsidiary for such payment. In the event that Purchaser submits any claim under an Available Insurance Policy resulting in coverage payable in part to Sellers or any of their Subsidiaries, such Person’s reimbursement obligations to Sellers under this Section 6.8 shall apply only with respect to those amounts attributable to the portion of coverage payable to Purchaser or any of its Affiliates. It is understood that Purchaser will not have access to or coverage under that portion of any non-transferable insurance policy retained by Sellers or any of their Subsidiaries that is not “occurrence based”; and

(e)            Without limiting Purchaser’s right to make claims directly against the Available Insurance Policies, in no event shall any Seller be required to provide Purchaser access under this Section 6.8 after such entity’s Bankruptcy Case has been closed.

6.9	Collection of Accounts Receivable.

(a)            As of the Closing Date, Sellers hereby (i) authorize Purchaser to open any and all mail addressed to any Seller relating to the Transferred Assets and delivered to the offices of the Acquired Business or otherwise to Purchaser if received on or after the Closing Date and (ii) appoint Purchaser or its attorneys-in-fact to endorse, cash, and deposit any monies, checks or negotiable instruments received by Purchaser after the Closing Date with respect to accounts receivable relating to the Transferred Assets or the Acquired Business or collections or services performed by Purchaser after the Closing, as the case may be, made payable or endorsed to, or for the order of, any Seller, for Purchaser’s own account;

(b)            As of the Closing Date, Sellers agree that any monies, checks or negotiable instruments received or identified by any Seller after the Closing Date with respect to accounts receivable relating to the Transferred Assets or the Acquired Business or collections or services performed by Purchaser after the Closing, as the case may be, shall be held in trust by Sellers for Purchaser’s benefit and account, not commingled with other funds of Sellers, and promptly upon receipt by Sellers of any such payment, Sellers shall pay over to Purchaser the amount of such payments without any right of set-off or reimbursement. In addition, Purchaser agrees that, after the Closing, it will hold and will transfer and deliver to Sellers, from time to time as and when received or identified by Purchaser or its Affiliates, any cash, checks, with appropriate endorsements, payment of an account, trade, note receivable or other payment or property or assets (including with respect to accounts receivable) that Purchaser or its Affiliates may receive or identify on or after the Closing which properly belongs to Sellers as an Excluded Asset;

(c)            As of the Closing Date, Purchaser shall have the sole authority to bill and collect accounts receivable relating to Transferred Assets or the Acquired Business or collections or services performed by Purchaser after the Closing by Purchaser after the Closing.

6.10          Confidentiality. The Confidentiality Agreement shall remain in effect until Closing, and from and after the Closing for a period of five (5) years, Sellers agree that they shall not (and shall cause their respective Affiliates and Representatives not to), directly or indirectly, disclose, publish, disseminate, or otherwise make available to any Person and shall treat and hold as confidential all proprietary and/or confidential information (including know-how, processes, trade secrets, customer lists and other matters that are propriety and/or confidential) of or relating to the Acquired Business, the Transferred Assets, or the Assumed Liabilities, and any proprietary and/or confidential reports, analyses, compilations, data, studies or other documents developed or prepared by any Person which contain or otherwise reflect or are generated from such information (collectively, “Business Confidential Information”); provided, that the Sellers shall not be liable hereunder with respect to any disclosure to the extent such disclosure is required pursuant to the Bankruptcy Code or other applicable Law. In addition, Sellers shall not (and shall cause their respective Representatives not to) use Business Confidential Information for any purpose except as expressly permitted by this Agreement. In the event that any Seller or any of their respective Representatives is required by applicable Law to disclose any Business Confidential Information, Sellers shall and shall cause their respective Representatives (to the extent permitted by applicable Law) to promptly provide advance written notice of such disclosure to Purchaser of such requirement so that Purchaser may seek (with the cooperation of such Persons), at Purchaser’s sole expense, an appropriate protective order. If, in the absence of a protective order or the receipt of a written waiver from Purchaser, such Persons are required, in the reasonable judgment of such Person’s counsel, to disclose any Business Confidential Information to any Governmental Authority or as otherwise required by Law, such Person may disclose, without liability hereunder, only such Business Confidential Information that is legally required to be disclosed; provided, however, that such disclosing Person shall use reasonable best efforts to obtain an Order or other assurance that confidential treatment shall be accorded to such portion of the Business Confidential Information required to be disclosed. Sellers agree to inform and cause their respective Representatives who obtain Business Confidential Information to comply with the terms and conditions of this Section 6.10 and Sellers agree and acknowledge that any breach by any such Person of the terms of this Section 6.10 shall be deemed a breach by Sellers for which Sellers shall be liable. Sellers, on behalf of themselves and their Related Parties, agree that, any information provided to or obtained by Sellers or their Related Parties, with respect to Purchaser, Jefferson Capital Holdings, LLC, Sponsor or any of their respective Affiliates prior to the Closing, (a) will be used solely for the purpose of consummating the Transactions, and (b) (i) that all such information constitutes Business Confidential Information, and (ii) the terms and conditions of this Section 6.10 shall apply mutatis mutandis to such information from and after the date hereof in addition to after the Closing.

6.11          Sublease. From and after the date hereof until the earlier of the Closing and the valid termination of this Agreement, Sellers shall use their reasonable best efforts to arrange, either (a) with respect to Stemmons Drive Premises, a sublease of approximately 20,000 square feet (the “Call Center Space”) by Stemmons Drive Lease Tenant, as sublessor, to Purchaser (or its designee), as subtenant (such sublease, the “Call Center Space Sublease”), on terms substantially not less favorable to Purchaser (or such designee) than those in effect on the date hereof with respect to the Stemmons Drive Lease (including with respect to rent), pro-rated for the square footage applicable to the Call Center Space and for a term of no less than three (3) months and no more than two (2) years, and which arrangement shall include obtaining the consent of the landlord of the Stemmons Drive Lease with respect to the sublease thereof, or (b) (i) entry by a Seller or the Stemmons Drive Lease Tenant into a new lease for a term of no less than three (3) months and no more than two (2) years (the “New Lease”) at a location and on terms reasonably satisfactory to Purchaser, and which New Lease shall, in all events, provide a space sufficient for Purchaser (or its designee) to continue operating the Acquired Business as currently conducted at the Stemmons Drive Premises, and (ii) to move such employees to such newly leased space. In the event the New Lease is entered into, then the New Lease shall become an Available Contract for all purposes hereunder and may be assumed by Purchaser (or its designee) in accordance with Sections 4.3 and 4.4. The Call Center Space Sublease or the New Lease, as applicable, shall be effective upon the Closing. In the event that prior to the Closing, Seller is not able to complete (a) or (b), then from and after Closing, until the earlier to occur of (i) the completion of either (a) or (b), and (ii) of the closure of the Bankruptcy Cases (which Sellers shall use commercially reasonable efforts to extend for a period of no less than ninety (90) days), Sellers shall provide Purchaser the services described on Schedule 6.11, pursuant to the terms, conditions, and costs set forth thereon, and agrees that Sellers shall not reject the Stemmons Drive Lease until such time as (b)(i) and (b)(ii) of this Section 6.11 have been fulfilled.

6.12          Logicalis Contract. Sellers shall use their reasonable best efforts to: (a) continue making payments to Logicalis in compliance with the Logicalis Term Sheet and take all other actions to maintain their rights to use and access all services relating to the Acquired Business (including access to AS400 and all related services); (b) work with Logicalis to separate (i) the services provided by Logicalis to the Sellers in connection with the Acquired Business under the Logicalis Contract from (ii) the services provided in connection with the Sellers’ other businesses, by entering into a separate contract that covers only the services provided by Logicalis to the Sellers in connection with the Acquired Business (including, for the avoidance of doubt, access to AS400 and all related services) and not the Sellers’ other businesses (the “New Logicalis Contract”); (c) as soon as reasonably practicable, assign the New Logicalis Contract to Purchaser or one of its designees; and (d) obtain any necessary consents from Logicalis to enable the foregoing clauses (b) and (c). Purchaser agrees that it shall use its commercially reasonable efforts to enter into or cause one of its Affiliates to enter into the New Logicalis Contract at or prior to the Closing.

6.13          Storis Contract. Sellers shall use their reasonable best efforts to: (a) continue making payments to Storis in compliance with the Storis Contract and take all other actions to maintain its rights to use and access all services relating to the Acquired Business; (b) work with Storis to separate (i) the services provided by Storis to the Sellers in connection with the Acquired Business under the Storis Contract from (ii) the services provided in connection with the Sellers’ other businesses, by entering into a separate Contract that covers only the services provided by Storis to the Sellers in connection with the Acquired Business and not the Sellers’ other businesses (the “New Storis Contract”); (c) as soon as reasonably practicable, assign the New Storis Contract to Purchaser (or one of its designees); and (d) obtain any necessary consents from Storis to enable the foregoing clauses (b) and (c). Purchaser agrees that it shall use its commercially reasonable efforts to enter into or cause one of its Affiliates to enter into the New Storis Contract at or prior to the Closing.

6.14          Shaw Contract. Purchaser agrees that it shall use its commercially reasonable efforts to enter into or cause one of its Affiliates to enter into at or prior to the Closing a separate Contract with Shaw (the “New Shaw Contract”).

6.15          Mulberry Data Center. From and after the date hereof until the earlier of the Closing and the valid termination of this Agreement, Sellers shall use their reasonable best efforts to: (a) arrange for the transition or replication of the data held at the Mulberry Data Center (and the servers therein) to a data center of Purchaser’s choosing (including, at Purchaser’s election, the transition or replication of the disaster recovery node and any integrations of the Mulberry Data Center with Storis) hosted by either a third party or by the Purchaser; or (b) in the event that prior to the Closing, Seller is not able to complete the transition or replication, as applicable, described in Section 6.15(a), then from and after Closing, Sellers shall be required to, and shall continue to, complete such transition or replication, as applicable, and until the earlier to occur of (i) the completion of the transition or replication, as applicable, described in Section 6.15(a), and (ii) of the closure of the Bankruptcy Cases (which Sellers shall use commercially reasonable efforts to extend for a period of no less than ninety (90) days), Sellers shall (A) provide Purchaser the services described on Schedule 6.15, pursuant to the terms, conditions, and costs set forth thereon, (B) not reject the Mulberry Lease or any Contract required for the operation of the Mulberry Data Center, and (C) shall provide Purchaser and its Representatives access to the Mulberry Data Center. Purchaser agrees that it shall, in furtherance of the foregoing provisions of this Section 6.15, use its commercially reasonable efforts to extract data from the Mulberry Data Center.

6.16          Nonassigned Contracts. From and after the date hereof until the earlier of the Closing and the valid termination of this Agreement, Sellers shall (a) not reject any of the Contracts set forth on Schedule 6.16, and (b) use their reasonable best efforts to cause the Contracts set forth on Schedule 6.16 to be validly transferred and assigned to Purchaser (or its designee) at the Closing, in each case, unless, prior to the Closing, Purchaser enters into new Contracts corresponding to those set forth on Schedule 6.16 or as set forth in Section 6.12, Section 6.13, or Section 6.14. If, as of the Closing, Purchaser is not validly transferred or assigned the Contracts set forth on Schedule 6.16 (in each case, unless Purchaser enters into new Contracts pursuant to Section 6.12, Section 6.13, and Section 6.14), Sellers shall use their reasonable best efforts to (i) provide Purchaser with transition, pass-through, or other services, or enter into such other reasonable arrangements, in each case, as may be reasonably required, so as to provide Purchaser with the benefits of such scheduled Contracts and to operate the Acquired Business as if such Contracts had been transferred and assigned to Purchaser at the Closing, and (ii) enforce the rights under such scheduled Contracts for the benefit of Purchaser with Purchaser assuming the applicable Seller’s obligations thereunder.

6.17          Residuals Servicing. From and after the Closing, Purchaser shall use its commercially reasonable efforts to service the “Receivables” under the Servicing Agreements that are Transferred Contracts (and subject to the deletions and modifications therein) in all material respects in accordance with (and to the extent required by) the terms and conditions thereof.

ARTICLE 7

CONDITIONS PRECEDENT

7.1            Conditions to Each Party’s Obligation. The respective obligations of the Parties to effect the Transactions are subject to the satisfaction (or, to the extent permitted by applicable Law, waiver by Sellers and Purchaser), at or prior to the Closing, of each of the following conditions:

(a)            Antitrust Laws. (i) The applicable waiting periods (including any extensions thereof) under the HSR Act to the Transactions shall have expired or terminated any commitment to, or agreement with, any Governmental Authority not to consummate the Transactions before a certain date, if applicable, shall have been terminated or shall have expired, and (ii) any consents, approvals or clearances under any other applicable Antitrust Laws with respect to the transactions shall have been obtained.

(b)            No Injunctions or Restraints. No Order, shall be in effect by any Governmental Authority that restrains, enjoins, or otherwise prohibits the consummation of the Transactions, and no Governmental Authority shall have enacted, issued, or promulgated any Law preventing or otherwise making illegal the consummation of the Transactions.

(c)            Sale Order. The Bankruptcy Court shall have entered the Bid Procedures Order and the Sale Order (in form and substance acceptable to Purchaser), each of which shall be a Final Order, in full force and effect and not subject to a stay, vacation, reversal, or appeal; provided, however, that notwithstanding anything to the contrary in this Section 7.1, the condition that such order be a Final Order may be waived by Purchaser unilaterally and in its sole discretion.

7.2            Conditions to Obligation of Purchaser. The obligation of Purchaser to effect the Transactions is subject to the satisfaction (or, to the extent permitted by applicable Law, waiver by Purchaser), at or prior to the Closing, of each of the following conditions:

(a)            Representations and Warranties. (i) Each of the representations and warranties of Sellers contained in Section 3.1 and Section 3.2(m) shall be true and correct in all respects (without giving effect to any qualifications or limitations as to materiality (including the word “material”), “Material Adverse Effect” or words of similar import set forth in Section 3.1 and Section 3.2(m)) as of the date hereof and as of the Closing as though made at and as of such time (other than such representations and warranties that relate to an earlier date, which shall be so true and correct as of such date), (ii) each of the representations and warranties of Sellers contained in Section 3.2(j)(i) shall be true and correct in all, but de minimis respects (without giving effect to any qualifications or limitations as to materiality (including the word “material”), “Material Adverse Effect” or words of similar import set forth in Section 3.2(j)(i)) as of the date hereof and as of the Closing as though made at and as of such time (other than if such representation and warranty relates to an earlier date, which shall be so true and correct as of such date), (iii) the representation and warranty of Sellers contained in Section 3.2(j)(iii) shall be true and correct in all material respects (without giving effect to any qualifications or limitations as to materiality (including the word “material”), “Material Adverse Effect” or words of similar import set forth in Section 3.2(j)(iii)) as of the date hereof and as of the Closing as though made at and as of such time (other than if such representation and warranty relates to an earlier date, which shall be so true and correct as of such date) and (iv) each of the other representations and warranties of Sellers set forth in Section 3.2 shall be true and correct in all respects (without giving effect to any qualifications or limitations as to materiality (including the word “material”), “Material Adverse Effect” or words of similar import set forth therein) as of the date hereof and as of the Closing as though made at and as of such time (other than such representations and warranties that relate to an earlier date, which shall be so true and correct as of such date), except, with respect to this clause (iv) only, where the failure of such representations and warranties to be so true and correct would not have, individually or in the aggregate, a Material Adverse Effect.

(b)            Performance of Covenants and Obligations. Sellers shall have performed or complied in all material respects with all obligations and covenants required to have been performed or complied with by it under this Agreement at or prior to the Closing.

(c)            Closing Deliverables. Sellers shall have delivered to Purchaser the closing deliverables required to be delivered by Sellers pursuant to Section 2.6(a) and Section 2.6(c).

(d)            No Pending Proceeding. There shall not be pending or threatened any Action by or before any Governmental Authority which seeks to make illegal, or otherwise enjoin, restrain, or prohibit the consummation of the Transactions, or seeking to obtain from Purchaser or its Affiliates any damages or Liabilities that are material in relation to the Transferred Assets or the Acquired Business.

(e)            No Material Adverse Effect. Since the date hereof, there shall not have occurred any Material Adverse Effect.

7.3            Conditions to Obligations of Sellers. The obligation of Sellers to effect the Transactions is subject to the satisfaction (or, to the extent permitted by applicable Law, waiver by Sellers), at or prior to the Closing, of each of the following conditions:

(a)            Representations and Warranties. (i) Each of representations and warranties of Purchaser contained in Section 3.1 and Section 3.3(c) shall be true and correct in all respects (without giving effect to any qualifications or limitations as to materiality (including the word “material”)) as of the date hereof and as of the Closing as though made at and as of such time (other than such representations and warranties that relate to an earlier date, which shall be so true and correct as of such date), and (ii) each of the other representations and warranties of Purchaser set forth in Section 3.3 shall be true and correct in all respects (without giving effect to any qualifications or limitations as to materiality (including the word “material”), “Material Adverse Effect” or words of similar import set forth therein) as of the date hereof and as of the Closing as though made at and as of such time (other than such representations and warranties that relate to an earlier date, which shall be so true and correct as of such date), except, with respect to this clause (ii) only, where the failure of such representations and warranties to be so true and correct would not have, individually or in the aggregate, a Purchaser Material Adverse Effect.

(b)            Performance of Covenants and Obligations. Purchaser shall have duly performed or complied in all material respects with all obligations and covenants required to have been performed or complied with by it under this Agreement at or prior to the Closing.

(c)            Closing Deliverables. Purchaser shall have delivered to Conn’s the closing deliverables required to be delivered by Purchaser pursuant to Section 2.6(a) and Section 2.6(b).

7.4            Frustration of Closing Conditions. No Party may rely, either as a basis for not consummating the Transactions (to the extent applicable) or for terminating this Agreement and abandoning the Transactions (to the extent applicable), on the failure of any condition set forth in this Article 7, as the case may be, to be satisfied to excuse it from its obligations to effect the Transactions (to the extent applicable) if such Party’s material breach of this Agreement is a principal cause of such failure.

ARTICLE 8

TERMINATION

8.1            Events of Termination. This Agreement may be terminated, and the Transactions may be abandoned, at any time prior to the Closing as follows:

(a)	by mutual written consent of Purchaser and Conn’s;

(b)           by Purchaser or Conn’s, by written notice to the other, if (i)(A) the Bankruptcy Court enters an Order approving a Competing Bid or any sale or other disposition of all or a material portion of the Transferred Assets to a Person other than Purchaser (each, an “Alternate Transaction”) and (B) either Purchaser is not the Next-Highest Bidder or the Back-up Termination Date has occurred or (ii)(A) upon Sellers or any of their Subsidiaries entering into a definitive agreement with respect to an Alternate Transaction and (B) either Purchaser is not serving as the Next-Highest Bidder or the Back-up Termination Date has occurred;

(c)            by Purchaser, by written notice from Purchaser to Conn’s, if either: (i) any Seller moves to voluntarily dismiss the Bankruptcy Cases; (ii) any Seller moves for conversion of the Bankruptcy Cases to chapter 7 of the Bankruptcy Code, the Bankruptcy Cases are otherwise converted under chapter 7 of the Bankruptcy Code, or the Bankruptcy Case is otherwise dismissed; (iii) any Seller moves for appointment of an examiner with expanded powers pursuant to section 1104 of the Bankruptcy Code or a trustee in the Bankruptcy Cases (or such examiner or trustee is otherwise appointed prior to the Closing); (iv) Purchaser is not the winning bidder or the Next-Highest Bidder for all or any material portion of the Transferred Assets at the Auction; (v) the Bankruptcy Court does not enter the Sale Order, in form and substance acceptable to Purchaser, by October 31, 2024; (vi) the Sale Order is appealed, and such appeal is not withdrawn, dismissed, or finally resolved in favor of Sellers, or otherwise resolved in a manner satisfactory to Purchaser within thirty (30) calendar days following initiation of such appeal; (vii) the Bankruptcy Court does not approve the Bid Protections (x) by October 11, 2024, provided that such date shall be automatically extended by two (2) Business Days if the Bankruptcy Court is not available for a hearing the week of October 7 or (y) prior to the Auction; or (viii) the Bidding Procedures Order or the Sale Order is modified in any respect without the consent of Purchaser;

(d)           by Purchaser, by written notice from Purchaser to Conn’s, if there has been a breach or inaccuracy of a covenant, representation or warranty made by Sellers in this Agreement, and such breach or inaccuracy would result in a failure of any of the conditions in Section 7.1 or Section 7.2 to be satisfied and which breach is incapable of being cured or, if capable of being cured, has not been cured by Sellers prior to the earlier of (i) twenty (20) Business Days after receipt of written notice from Purchaser requesting such material breach, material failure to perform, or material inaccuracy be cured, or (ii) the Outside Date; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to Purchaser if Purchaser is in material breach of this Agreement;

(e)           by Conn’s (on behalf of the Sellers), by written notice from Conn’s to Purchaser, if there has been a breach or inaccuracy of a covenant, representation or warranty made by Purchaser in this Agreement, and such breach or inaccuracy would result in a failure of any of the conditions in Section 7.1 or Section 7.3 to be satisfied and which breach is incapable of being cured or, if capable of being cured, has not been cured by Purchaser prior to the earlier of (i) twenty (20) Business Days after receipt of written notice from Conn’s requesting such material breach, material failure to perform or material inaccuracy be cured or (ii) the Outside Date; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(e) shall not be available to Sellers if any Seller is in material breach of this Agreement;

(f)            by Purchaser or Conn’s (on behalf of the Sellers), by written notice from Purchaser or Conn’s to the other, if any Governmental Authority of competent jurisdiction shall have issued, enforced, or entered an Order that has become a Final Order, or enacted or promulgated any Law, in each case, that (i) prohibits or makes illegal the consummation of the Transactions, or (ii) permanently enjoins or restrains Purchaser and Sellers from consummating the Transactions; provided, however, that in the case of such Orders, the right to terminate this Agreement pursuant to this Section 8.1(f) shall not be available to the Party seeking to terminate if such Party’s material breach of this Agreement has been the proximate cause of or has resulted in such Final Order being issued;

(g)           by Conn’s (on behalf of the Sellers), by written notice from Conn’s to Purchaser, if the board of directors, board of managers, or such similar governing body of any of the Debtors determines, after consulting with outside counsel, that proceeding with any of the Transaction would be inconsistent with the exercise of its fiduciary duties under applicable Law or that an Alternate Transaction constitutes a highest and best bid at the Auction;

(h)           by Purchaser or Conn’s (on behalf of the Sellers), by written notice to the other, if the Closing has not occurred on or before 5:00 p.m. Eastern Time on February 20, 2025 (the “Outside Date”); provided, however, that neither Purchaser, on the one hand, or Conn’s (on behalf of the Sellers), on the other hand may, exercise the right to terminate this Agreement pursuant to this Section 8.1(h) if Purchaser (in the case of a termination by Purchaser) or any Seller (in the case of a termination by Conn’s on behalf of the Sellers) is in material breach of this Agreement and such material breach has been the principal cause of the failure of the Closing to occur on or before the Outside Date; or

(i)            automatically upon the consummation of an Alternate Transaction; provided, that no termination under this Section 8.1(i) shall be effective until Purchaser shall have received the return of the Deposit Escrow Amount and until the Bid Protections set forth in Section 4.2(c) shall have been paid to Purchaser.

8.2            Effect of Termination. In the event that this Agreement shall be validly terminated pursuant to Section 8.1, all further obligations of the Parties under this Agreement or any Related Document shall terminate and become null and void and have no further force and effect without further Liability or obligation to the other Party (or any Related Party of such Party) except that, subject in all respects to the provisions of this Section 8.2, Section 9.13, Section 9.15 (including in each case, the limitations set forth therein), the provisions of Section 2.15, Section 5.2, this Section 8.2, and Article 9 will survive any termination of this Agreement in accordance with their respective terms and conditions; provided, however, that, (i) subject in all respects to the provisions of this Section 8.2, Section 9.13 and Section 9.15 (including in each case, the limitations set forth therein) nothing in this Section 8.2 shall relieve any Party from Liability for such Party’s Fraud occurring prior to termination, (ii) nothing in this Section 8.2 shall relieve any Party from Liability for its willful breach of this Agreement occurring prior to any such termination; provided, further, that notwithstanding anything to the contrary contained in this Agreement, the maximum Liability of any Party and its Related Parties under this Agreement (or any Related Document) (including for any and all such breaches or if this Agreement is terminated) shall be limited to an amount equal to the Purchase Price, and (iii) nothing in this Section 8.2 shall relieve Sellers from their obligations under Section 4.2(c) to pay the Bid Protections or to return the Deposit Escrow Amount.

ARTICLE 9

GENERAL PROVISIONS

9.1            Survival of Representations, Warranties and Covenants. All obligations, covenants, or agreements contained in this Agreement or in any Related Document that by their terms are to be performed in whole or in part, or which prohibit actions, subsequent to the Closing shall survive the Closing, solely to the extent such obligations, covenants, or agreements are to be performed, or prohibit actions, subsequent to Closing, in each case, in accordance with their respective terms and conditions until fully performed or satisfied. Except in the case of Fraud, all other obligations, covenants, or agreements contained herein or in any Related Document, and all representations and warranties contained herein or in any Related Document shall not survive the Closing and shall therefor terminate and be of no further force and effect, including any Action for damages in respect of any breach or inaccuracy thereof.

9.2            Entire Agreement. This Agreement, including the Exhibits and Schedules hereto, the Confidentiality Agreement and the Related Documents, contain the entire understanding of the Parties with respect to the subject matter contained herein and therein and supersede all prior and contemporaneous agreements, arrangements, contracts, discussions, negotiations, undertakings and understandings (including any letters of intent or term sheets), whether written or oral, among the Parties with respect to such subject matter or any prior course of dealings. The Parties have voluntarily agreed to define their rights, Liabilities and obligations respecting the Transactions exclusively in contract pursuant to the express terms and conditions of this Agreement, the Confidentiality Agreement and the Related Documents, and the Parties expressly disclaim that they are owed any duties or entitled to any remedies not expressly set forth in this Agreement, the Confidentiality Agreement and the Related Documents. Furthermore, the Parties each hereby acknowledge that this Agreement, the Confidentiality Agreement and the Related Documents embody the justifiable expectations of sophisticated parties derived from arm’s-length negotiations, and all parties to this Agreement, the Confidentiality Agreement and the Related Documents specifically acknowledge that no party has any special relationship with another party that would justify any expectation beyond that of an ordinary purchaser and an ordinary seller in an arm’s-length transaction.

9.3            Amendment; No Waiver. This Agreement and the Related Documents may be amended, supplemented or changed, and any provision hereof or thereof can be waived, only by a written instrument making specific reference to this Agreement (and, if applicable, such Related Document) executed by, in the case of an amendment, supplement, or change, Conn’s and Purchaser, and in the case of a waiver, the Party against whom enforcement of any such waiver is sought. The waiver by any Party of a breach of any provision of this Agreement or the Related Documents shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any Party to exercise, and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall a single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

9.4            Severability; Specific Versus General Provisions. Whenever possible, each provision of this Agreement and the Related Documents shall be interpreted in such manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement or the Related Documents is held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, all other terms or provisions of this Agreement and the Related Documents shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, in whole or in part, such term or provision is hereby deemed modified to give effect to the original written intent of the Parties to the greatest extent consistent with being valid and enforceable under applicable Law. No Party shall assert, and each Party shall cause its respective Affiliates or Related Parties not to assert, that this Agreement or any Related Document or any part hereof or thereof is invalid, illegal or unenforceable.

9.5            Expenses and Obligations. Except as otherwise provided in this Agreement, including as set forth in Section 2.13 and Section 4.2(c), all costs and expenses incurred by the Parties in connection with the Transactions, including the costs, expenses and disbursements of counsel and accountants, shall be borne solely and entirely by the Party that has incurred such expenses.

9.6            Notices. All notices, consents, waivers, and other communications under this Agreement or the Related Documents must be in writing and will be deemed to have been duly given (a) if personally delivered, on the date of delivery, (b) if delivered by express courier service of national standing for next day delivery (with charges prepaid), on the Business Day following the date of delivery to such courier service, and (c) if delivered by electronic mail on the date of transmission, if sent on a Business Day before 5:00 p.m. local time of the business address of the recipient Party (otherwise on the next succeeding Business Day), in each case to the appropriate addresses or email addresses set forth below (or to such other addresses as a Party may designate by notice to the other Party in accordance with this Section 9.6):

If to Purchaser:

Jefferson Capital Systems, LLC

600 South Highway 169, Suite 1575

Minneapolis, Minnesota 55426

Attention: Matt Pfohl, Peter Williams

Email: Matt.Pfohl@jcap.com; Peter.Williams@jcap.com

with a copy to (which will not constitute notice):

Weil, Gotshal & Manges LLP 767 Fifth Avenue

New York, NY 10153

Attention: Gary Holtzer; Gavin Westerman; Kevin Bostel

Email: gary.holtzer@weil.com; gavin.westerman@weil.com; kevin.bostel@weil.com

If to any Seller:

c/o Conn’s, Inc.

2445 Technology Forest Blvd.

Suite 800

Attention: Mark Prior

Email: Mark.Prior@conns.com

with a copy to (which will not constitute notice):

Sidley Austin LLP

1000 Louisiana Street

Suite 5900

Attention: Duston McFaul

Email: DMcfaul@sidley.com

9.7            Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format, or other agreed format shall be sufficient to bind the Parties to the terms and conditions of this Agreement. Minor variations in the form of the signature page, including footers from earlier versions of this Agreement or any Related Document, shall be disregarded in determining the party’s intent or the effectiveness of such signature.

9.8            Governing Law. Except to the extent the mandatory provisions of the Bankruptcy Code apply, this Agreement, the Related Documents, and all Related Claims shall be governed by, and construed in accordance with, the internal laws of the State of Delaware (including its statute of limitations), without giving effect to any choice or conflicts of law principles or rules that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

9.9	Submission to Jurisdiction; Consent to Service of Process.

(a)             Without limiting any Party’s right to appeal any Order of the Bankruptcy Court, (i) the Bankruptcy Court shall retain exclusive jurisdiction to interpret and enforce the terms of this Agreement and to decide any claims or disputes which may arise or result from, or be connected with, this Agreement, any Related Document, any breach or default hereunder or thereunder, or the Transactions, and (ii) any and all proceedings related to the foregoing shall be filed and maintained only in the Bankruptcy Court, and the Parties hereby consent to and submit to the jurisdiction and venue of the Bankruptcy Court and shall receive notices at such locations as indicated in Section 9.6, and each Party hereby irrevocably agrees that all Related Claims may be heard and determined in such courts; provided that, if the Bankruptcy Cases are closed pursuant to Section 350 of the Bankruptcy Code, the Parties agree to unconditionally and irrevocably submit to the exclusive jurisdiction of the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware located in New Castle County, Delaware, or in the case of claims to which the federal courts have exclusive subject matter jurisdiction, any federal court of the United States of America sitting in the State of Delaware) (the foregoing courts, including the Bankruptcy Court, the “Chosen Courts”). The Parties hereby (x) irrevocably and unconditionally waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any such Related Claim brought in such Chosen Court or any defense of inconvenient forum for the maintenance of such dispute, and (y) agree not to bring any Action arising out of, relating to, or in connection with this Agreement the Related Documents, or any Action predicated on or based on a Related Claim, in any court other than a Chosen Court. Each of the Parties agree that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

 (b)            Each of the Parties hereby consents to process being served by any Party to this Agreement in any Related Claim by the delivery of a copy thereof in accordance with the provisions of Section 9.6 (other than by email) along with a notification that service of process is being served in conformance with this Section 9.9(b). Nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by Law.

9.10          Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY ACTION, DIRECTLY OR INDIRECTLY, ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, THE RELATED DOCUMENTS, THE TRANSACTIONS, OR ANY RELATED CLAIMS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY EXPRESSLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR RELATED CLAIM BROUGHT BY OR AGAINST IT, DIRECTLY OR INDIRECTLY, ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, THE RELATED DOCUMENTS, THE TRANSACTIONS, OR ANY RELATED CLAIMS.

9.11          Rights Cumulative. All rights and remedies of each of the Parties under this Agreement and the Related Documents will be cumulative, and the exercise of one or more rights or remedies will not preclude the exercise of any other right or remedy available under this Agreement, the Related Documents or applicable Law.

9.12          Assignment. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors by operation of law and permitted assigns of the Parties. No assignment of this Agreement or any of the rights, interests or obligations under this Agreement may be made by any Party at any time, whether or not by operation of law, without the prior written consent of, in the case of an assignment by Purchaser, Conn’s, or in the case of an assignment by any Seller, Purchaser, and, in each case, any attempted assignment without the required consent shall be voidable at the election of, (a) in the case of an assignment by Purchaser, Conn’s, or (b) in the case of an assignment by any Seller, Purchaser; provided, however, that (i) Purchaser may assign this Agreement, or any portion thereof, or any of its rights or delegate any of its obligations or duties under this Agreement, in whole or from time to time in part, (A) to one or more of its Affiliates (which shall, for the avoidance of doubt, be a designee hereunder), and (B) in making a collateral assignment to any debt financing source of Purchaser or its Affiliates for security purposes; and (ii) Sellers may assign any of their rights or delegate any of their obligations or duties under this Agreement to any of their Affiliates or to any successor entity (including any liquidating trust) pursuant to a chapter 11 plan confirmed by the Bankruptcy Court; provided, further, however, that, in each case, such assignment shall not release the Parties from their obligations under this Agreement. Upon any such permitted assignment, the references in this Agreement to Sellers or Purchaser will also apply to such assignee unless the context requires otherwise.

9.13          Specific Enforcement; Remedies. The Parties agree that irreparable damage (for which monetary relief, even if available, would not be an adequate remedy) would occur in the event that any of the provisions of this Agreement were not performed by the Parties in accordance with their specific terms or were otherwise breached. It is accordingly agreed that (a) Purchaser, on the one hand, and Sellers, on the other hand, shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement or any Related Document and to enforce specifically the terms and provisions hereof and thereof in any court of competent jurisdiction without proof of damages or otherwise and that this shall include the right of Sellers or Purchaser, as applicable, to cause this Agreement, the Related Documents, and the Transactions to be consummated on the terms and subject to the conditions, in each case, set forth in this Agreement or such Related Document, and (b) the right of specific performance and other equitable relief is an integral part of the Transactions and without that right, neither Sellers nor Purchaser would have entered into this Agreement or the Related Documents. Remedies shall be cumulative and not exclusive and shall be in addition to any other remedies which any Party may have under this Agreement. Each of the Parties hereby (i) waives any defenses in any action for specific performance, including the defense that a remedy at law would be adequate, (ii) waives any requirement under any Law to post a bond or other security as a prerequisite to obtaining equitable relief and (iii) agrees not to assert that a remedy of specific performance or other equitable relief is unenforceable, invalid, contrary to law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the Parties otherwise have an adequate remedy at law.

9.14          Third-Party Beneficiaries. Except as set forth in Section 6.6 and Section 9.15, and the next sentence, nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Parties any rights or remedies of any nature whatsoever under or by reason of this Agreement. From and after the Closing, all of the Persons identified as third-party beneficiaries in the first sentence of this Section 9.14 shall be entitled to enforce such provisions and to avail themselves of the benefits of any remedy for any breach of such provisions, all to the same extent as if such Persons were parties to this Agreement. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with this Agreement without notice or Liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any Party. Consequently, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

9.15          No Personal Liability of Directors, Officers and Owners. Each Party agrees, on behalf of itself and its Related Parties, that all Actions (whether in contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership, or limited liability company veil, or any other theory or doctrine, including alter ego or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to Related Claim, may be made or asserted only against (and are those solely of) the Persons that are, in the case of this Agreement, expressly identified as parties to this Agreement, and in the case of the Related Documents, Persons expressly identified as parties to such Related Documents and in accordance with, and subject to the terms and conditions of, this Agreement or such Related Documents, as applicable. Notwithstanding anything in this Agreement or any of the other Related Documents to the contrary, each Party agrees, on behalf of itself and its Related Parties, that no recourse under this Agreement or any of the other Related Documents or arising out of, related to, or in connection with any of the Transactions will be sought or had against any other Person, including any Related Party, and no other Person, including any Related Party will have any liability or obligation, for any claims, causes of action, or Liabilities arising under, out of, in connection with, or related in any manner to the Related Claims, it being expressly agreed and acknowledged that no personal Liability whatsoever will attach to, be imposed on, or otherwise be incurred by any direct or indirect, past, present or future director, officer, employee, incorporator, member, partner (limited or general), stockholder, equity holder, controlling person, manager, lender, financing source, Affiliate, agent, attorney, or other Representative of any named party to this Agreement or the Related Documents or any of their respective Affiliates (collectively, with such Person’s assignees, successors and assigns, the “Related Parties”), as such arising under, out of, in connection with, or related in any manner to the Related Claims, except for any claims either Sellers or Purchaser, as applicable, may assert (a) against any Person that is a party to, and solely pursuant to the terms and conditions of, the Related Documents, and (b) against any Seller or Purchaser, as applicable, and solely in accordance with, and pursuant to the terms and conditions of, this Agreement (including, for the avoidance of doubt, in the case of Fraud).

9.16            Legal Representation. Purchaser and Sellers acknowledge and agree that the Law Firm has represented Sellers and their Affiliates in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the Related Documents and the consummation of the Transactions, and that Sellers, their Affiliates and their respective partners, officers, directors and representatives (the “Seller Group Members”) have a reasonable expectation that the Law Firm will represent them in connection with any Action involving any Seller Group Member, on the one hand, and Purchaser or any of its Affiliates and representatives (the “Purchaser Group Members”), on the other hand, arising under this Agreement, the Related Documents or the Transactions. Purchaser hereby, on behalf of itself and the other Purchaser Group Members, irrevocably: (a) acknowledges and agrees that any attorney-client privilege, solicitor-client privilege, work product or other attorney-client or solicitor-client confidential information arising from communications prior to the Closing between Sellers (including any one or more officers, directors or stockholders of Sellers), on the one hand, and the Law Firm, on the other hand, relating to the negotiation, preparation, execution or delivery of this Agreement or any Related Document or the consummation of the Transactions that is, immediately prior to the Closing, subject to attorney-client privilege, evidentiary privileges (including the work product doctrine), or attorney-client confidence under applicable Law (“Attorney-Client Information”), are not included in the property, rights, privileges, powers, franchises and other interests that are possessed by or vested in the business of Sellers, their Subsidiaries or Affiliates or the Transferred Assets, that any such Attorney-Client Information shall be deemed property of, and controlled solely by, Sellers for the benefit and on half of the Seller Group Members and, upon request, convey and transfer any Attorney-Client Information to Sellers; (b) acknowledges and agrees that the Seller Group Members shall have the right to retain, or cause the Law Firm to retain, any such Attorney-Client Information in the possession of the Law Firm or the Seller Group Members at the Closing; (c) agrees not to access, retain or use any documentation or information constituting Attorney-Client Information and that no Purchaser Group Member shall have any right to waive any attorney-client privilege or other right to confidentiality with respect to such Attorney-Client Information; (d) disclaims the right to assert a waiver by any Seller Group Member with regard to the attorney-client privilege, solicitor-client privilege or other right to confidentiality with respect to such Attorney-Client Information solely due to the fact that such documentation or information is physically in the possession of Purchaser after the Closing; and (e) consents to the Law Firm’s representation after the Closing of any Seller Group Member in any Action to the extent relating to the Transactions and consent to and waive any conflict of interest arising therefrom without the need for any future waiver or consent. In the event that any Action arises after the Closing between any Purchaser Group Member and a Person other than a Seller Group Member, such Purchaser Group Member shall not disclose any documentation or information that is subject to an attorney-client privilege or other rights of confidentiality referenced in this Section 9.16 without the prior written consent of Sellers; provided, however, that if such Purchaser Group Member is required by judicial order or other legal process to make such disclosure, such Purchaser Group Member shall promptly notify Sellers in writing of such requirement (without making disclosure) and shall provide Sellers with such commercially reasonable cooperation and assistance to enable Sellers to prevent disclosure by reason of such attorney-client privilege, solicitor-client privilege or other rights of confidentiality.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

PURCHASER:

Jefferson Capital Systems LLC

By:	/s/ David M. Burton
Name: David M. Burton
Title: Chief Executive Officer

Signature Page to Asset Purchase Agreement

SELLERS:

Conn’s, Inc.

By:
Name:
Title:

Conn Appliances, Inc.

By:
Name:
Title:

Conn Credit Corporation, Inc.

By:
Name:
Title:

Conn Credit I, LP

By:
Name:
Title:

CARF COL LLC

By:
Name:
Title:

W.S. Badcock LLC

By:
Name:
Title:

Signature Page to Asset Purchase Agreement

W.S. Badcock Credit LLC

By:
Name:
Title:

W.S. Badcock Credit I LLC

By:
Name:
Title:

Signature Page to Asset Purchase Agreement

EXHIBIT A

Form of Bill of Sale and Assignment and Assumption Agreement

[See attached]

Exhibit A – Page 1

FINAL FORM

FORM OF BILL OF SALE AND ASSIGNMENT AND ASSUMPTION AGREEMENT

This Bill of Sale and Assignment and Assumption Agreement (this “Agreement”) is made and executed as of [●], 2024, by and among Conn’s, Inc., a Delaware corporation (“Conn’s”), Conn Appliances, Inc., a Texas corporation (“Conn Appliances”), Conn Credit Corporation, Inc., a Texas corporation (“Conn Credit”), Conn Credit I, LP, a Texas limited partnership (“Conn Credit I”), CARF COL LLC, a Delaware limited liability company (“CARF”), W.S. Badcock LLC, a Florida limited liability company (“Badcock”), W.S. Badcock Credit LLC, a Delaware limited liability company (“Badcock Credit”), and W.S. Badcock Credit I LLC, a Delaware limited liability company (collectively with Conn’s, Conn Appliances, Conn Credit, Conn Credit I, CARF, Badcock and Badcock Credit, “Assignors”), and [●], a [●] (“Assignee”).

Background

WHEREAS, pursuant to Section 2.1 of that certain Asset Purchase Agreement dated as of September [30], 2024, by and among Jefferson Capital Systems, LLC, a Georgia limited liability company (“Purchaser”), and Assignors (as amended, supplemented, or otherwise modified, the “Purchase Agreement”), at the Closing, Assignors have agreed to sell, assign, transfer, convey and deliver (or to cause the sale, transfer, assignment, conveyance and delivery) to Purchaser (or one or more of its designees), and Purchaser (or such designee(s)) has agreed to purchase, assume, acquire and accept from Assignors, all of Assignors’ (or their applicable Affiliate’s) right, title and interest in and to the Transferred Assets Free and Clear of all Liens, Claims, and Interests (except for the Motus NPL Receivables and all Related Security thereof, which shall be free and clear of all Liens (other than Permitted Liens)); and

WHEREAS, pursuant to Section 2.6 of the Purchase Agreement, Assignors have contemporaneously with the execution and delivery of this Agreement delivered to Assignee such instruments of sale, assignment, transfer, conveyance and delivery as are necessary to vest in Assignee all of Assignors’ right, title and interest in, to and under all of the Transferred Assets, for the consideration in the amount and on the terms provided therein.

Agreement

NOW THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements set forth herein and in the Purchase Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Capitalized Terms. All capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to them in the Purchase Agreement.

2.            Conveyance and Assignment of Transferred Assets. Pursuant to Section 2.1 of the Purchase Agreement, and subject to the terms and conditions of the Purchase Agreement, Assignors hereby sell, assign, transfer, convey and deliver to Assignee, and Assignee hereby purchases, assumes, acquires and accepts from Assignors, all of Assignors’ (or their applicable Affiliate’s) right, title and interest in, to and under the [Transferred Assets]1 Free and Clear of all Liens, Claims, and Interests (except for the Motus NPL Receivables and all Related Security thereof, which shall be free and clear of all Liens (other than Permitted Liens));

3.            Assumption. Assignee hereby accepts the foregoing transfer and assignment of the Transferred Assets and, pursuant to Section 2.3 of the Purchase Agreement, hereby assumes the Assumed Liabilities.

4.            Exclusion. Pursuant to Section 2.4 of the Purchase Agreement, Assignee will not assume and will not be obligated to assume or be obliged to pay, perform or otherwise discharge or in any other way be liable or responsible for any Excluded Liabilities.

5.            Purchase Agreement. This Agreement is expressly subject to the terms and conditions of the Purchase Agreement. Nothing in this Agreement shall be deemed to supersede, diminish, enlarge or modify any of the provisions of the Purchase Agreement, all of which survive the execution and delivery of this Agreement as provided and subject to the limitations set forth in the Purchase Agreement. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern and control. For the avoidance of doubt, the covenants, representations, warranties, indemnities and limitations provided in the Purchase Agreement with respect to the Transferred Assets are hereby incorporated herein by this reference as if herein set out in full and shall inure to the benefit of and shall be binding upon Assignors and Assignee and their respective successors and assigns.

6.            Other Provisions. The provisions of Article 1 (Definitions) and Article 9 (General Provisions) of the Purchase Agreement are incorporated herein by reference and shall apply to the terms and conditions of this Agreement and the parties hereto mutatis mutandis.

[Signatures appear on the following pages.]

1 Note to Draft: In the event that Purchaser chooses to designate another assignee of the assets, conforming changes should be made to the definition of Transferred Assets.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ASSIGNEE:

[●]

By:
Name:
Title:

[Signature Page to Bill of Sale and Assignment and Assumption Agreement]

ASSIGNORS:

CONN’S, INC.

By:
Name: [●]
Title: [●]

CONN APPLIANCES, INC.

By:
Name: [●]
Title: [●]

CONN CREDIT CORPORATION, INC.

By:
Name: [●]
Title: [●]

CONN CREDIT I, LP

By:
Name: [●]
Title: [●]

CARF COL LLC

By:
Name: [●]
Title: [●]

[Signature Page to Bill of Sale and Assignment and Assumption Agreement]

W.S. BADCOCK LLC

By:
Name: [●]
Title: [●]

W.S. BADCOCK LLC

By:
Name: [●]
Title: [●]

W.S. BADCOCK CREDIT LLC

By:
Name: [●]
Title: [●]

[Signature Page to Bill of Sale and Assignment and Assumption Agreement]

EXHIBIT B

Sale Order

[See attached]

Exhibit B – Page 1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

In re:	Chapter 11

CONN’S, INC., et al.[1]	Case No. 24-33357 (ARP)

Debtors.	(Jointly Administered)

ORDER (I) AUTHORIZING THE SALE OF THE DEBTORS’ ASSETS; (II) AUTHORIZING ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES RELATED THERETO; AND (III) GRANTING RELATED RELIEF

Upon the motion (“Motion”)2 of Conn’s, Inc., and its debtor affiliates, as debtors and debtors in possession (collectively, the “Debtors”), for entry of an order (the “Order”), pursuant to sections 105(a), 363, and 365 of title 11 of the United States Code (the “Bankruptcy Code”) and Rules 2002, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), Rule 9013-1 of the Bankruptcy Local Rules for the Southern District of Texas (the “Bankruptcy Local Rules”), and section N of the Procedures for Complex Cases in the Southern District of Texas (the “Complex Case Rules”), authorizing (a) the sale of certain of the Debtors’ and non-Debtors’ property (the “Transferred Assets”) free and clear of liens, claims, encumbrances, and interests (other than Permitted Liens) on the terms set forth in that certain asset purchase agreement (the “Purchase Agreement”) by and among Conn’s, Inc., [•], Jefferson Capital Systems, LLC (“Purchaser”), annexed hereto as Exhibit 1; (b) the assumption and assignment of certain executory contracts of the Debtors to Purchaser (the “Transferred Contracts”) in connection with the Purchase Agreement; and (c) granting related relief, each as more fully set forth in the Motion; and the Debtors having determined, after a sale and marketing process in accordance with the bid procedures (the “Bid Procedures”), that (a) the Purchaser has submitted the highest or otherwise best bid for the Transferred Assets and are the successful bidders (the “Successful Bidder”) and (b) [●] has submitted the next highest or otherwise best bid for the Transferred Assets (the “Next-Highest Bid”) and are the next-highest bidder (the “Next-Highest Bidder”), annexed hereto as Exhibit 2; and this Court having conducted a hearing to consider the Sale and the transactions contemplated under the Purchase Agreement (the “Transactions”) on [●], 2024 (the “Sale Hearing”), at which all interested parties were offered an opportunity to be heard with respect to the Sale and the Transactions; and all objections to the Sale, the Transactions, and this Order having been withdrawn, resolved, or overruled on the merits; and the Court having jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334; and the matter being a core proceeding within the meaning of 28 U.S.C. § 157(b)(2); and venue of this proceeding and the Motion in this district being proper pursuant to 28 U.S.C. §§ 1408 and 1409; and the Court being able to issue a final order consistent with Article III of the United States Constitution; and due and sufficient notice of the Motion having been given under the particular circumstances; and it appearing that no other or further notice is necessary; and it appearing that the relief requested in the Motion is in the best interests of the Debtors, their estates, their creditors, their stakeholders, and other parties-in-interest; and after due deliberation thereon; and good and sufficient cause appearing therefor;

[1]	The Debtors in these chapter 11 cases, together with the last four digits of each Debtor’s federal tax identification number, are: Conn’s, Inc. (2840), Conn Appliances, Inc. (0706), CAI Holding, LLC (2675), Conn Lending, LLC (9857), Conn Credit I, LP (0545), Conn Credit Corporation, Inc. (9273), CAI Credit Insurance Agency, Inc. (5846), New RTO, LLC (6400), W.S. Badcock LLC (2010), W.S. Badcock Credit LLC (5990), and W.S. Badcock Credit I LLC (6422). The Debtors’ service address is 2445 Technology Forest Blvd., Suite 800, The Woodlands, TX 77381.

[2]	Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Motion or the Purchase Agreement, as applicable.

THE COURT HEREBY FINDS AND DETERMINES THAT:

A.            Fed. R. Bankr. P. 7052. The findings and conclusions set forth herein constitute this Court’s findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent any of the following findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such. This Court’s findings shall also include any oral findings of fact and conclusions of law made by this Court during or at the conclusion of the Sale Hearing.

B.            Jurisdiction and Venue. This Court has jurisdiction over this matter and over the property of the Debtors’ estates, including the Transferred Assets to be sold, transferred, or conveyed pursuant to the Purchase Agreement, pursuant to 28 U.S.C. §§ 1334(b) and 157. Without limiting the generality of the foregoing, this Court has exclusive in rem jurisdiction over the Transferred Assets pursuant to 28 U.S.C. § 1334(e), as such Transferred Assets are property of the Debtors’ chapter 11 estates and, as a result of such jurisdiction, this Court has all necessary power and authority to grant the relief contained herein. This matter is a core proceeding pursuant to 28 U.S.C. § 157(b)(2), and the Court may enter a final order hereon under Article III of the United States Constitution. Venue of these Chapter 11 Cases and approval of the Sale and the Transactions contemplated by the Purchase Agreement is proper in this district pursuant to 28 U.S.C. §§ 1408 and 1409.

C.            Statutory Predicates. The statutory authorization for the relief granted herein is found in sections 105(a), 363, 365, 503, and 507 of the Bankruptcy Code, Bankruptcy Rules 2002, 6004, 6006, and 9014, and the Complex Case Rules.

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D.            Incorporation by Reference. Findings of fact and conclusions of law in the Order (A) Approving Certain Bidding Procedures and the Form and Manner of Notice Thereof, (B) Scheduling an Auction and a Hearing on the Approval of the Sale of All or Substantially All of the Debtors’ Assets, (C) Establishing Certain Assumption and Assignment Procedures and Approving the Manner of Notice Thereof, and (D) Granting Related Relief [Docket No. 370] (the “Bid Procedures Order”) and the [Order Approving Designation of Stalking Horse and Granting Related Relief] [Docket No. [•]] (the “Stalking Horse Approval Order”) are incorporated herein by reference.

E.             Sale and Marketing Process. The Debtors and their professionals marketed the Transferred Assets in accordance with the Bid Procedures Order. The sale and marketing process set forth in the Bid Procedures Order afforded all potential bidders a full, fair, and reasonable opportunity to submit a higher or otherwise better offer to purchase the Transferred Assets and participate in the Sale.

F.             Selection of Purchaser. On [•], 2024, the Debtors filed a Notice of Designation of Successful Bidder [Docket No. [•]], designating the Purchaser as the Successful Bidder and [•] as the Next-Highest Bidder.

G.             Adequate and Reasonable Notice. As evidenced by the affidavits of service filed with this Court [Docket Nos. 251, 396, and [•]], and based upon the record of the Sale Hearing, and as previously determined by this Court in the Bid Procedures Order, (i) due, proper, timely, adequate, and sufficient notice of the Motion, the Sale Hearing, the Purchase Agreement, the Transactions, the Next-Highest Bid, and the Sale has been provided to all parties in interest; (ii) such notice was and is good, sufficient, and appropriate under the circumstances and reasonably calculated to reach and apprise all holders of liens, claims, encumbrances, and other interests, including, without limitation, rights or claims based on any successor, transferee, derivative, or vicarious liabilities of their right to appear and be heard, and was provided in accordance with the applicable requirements of the Bankruptcy Code, the Bankruptcy Rules, and the procedural due process requirements of the United States Constitution; and (iii) no other or further notice of, opportunity to object to, or other opportunity to be heard regarding the Motion, the Sale Hearing, the Purchase Agreement, the Transactions, the Next-Highest Bid, the Sale, or of the entry of this Order is necessary or shall be required.

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H.            In accordance with the Bid Procedures Order, the Debtors filed with this Court and served the Notice of (I) Potential Assumption and Assignment of Executory Contracts and Unexpired Leases and (II) Cure Amounts [Docket No. 459] along with the Supplements thereto [Docket Nos. 644, and [•]] (collectively, the “Assumption and Assignment Notice”) containing (i) the list of all executory contracts and unexpired leases that could potentially be assumed and assigned as part of the Sale, including each Transferred Contract; (ii) information necessary and appropriate to provide notice of the relevant proposed assumption and assignment of the Transferred Contracts and rights thereunder; (iii) the cure amounts, where applicable, for the Transferred Contracts (the “Cure Costs”); and (iv) the procedures for objecting thereto, on all counterparties to the Transferred Contracts. The Assumption and Assignment Notice (i) included the Debtors’ good faith calculation of the Cure Costs with respect to each Transferred Contract; (ii) stated that assumption or assignment of any Transferred Contract is not guaranteed and is subject to this Court’s approval; (iii) prominently displayed the deadline to file an objection to the Cure Cost (each a “Cure Objection”); and (d) prominently displayed the dates, times, and location of the Sale Hearing. The service and provision of the Assumption and Assignment Notice was good, sufficient, and appropriate under the circumstances and no other or further notice need be given.

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I.              A reasonable opportunity to object and to be heard with respect to the sale of the Transferred Assets, the assumption and assignment of the Transferred Contracts, and the determination of defaults and Cure Costs related thereto, as well as the Purchase Agreement, the Transactions, the Next-Highest Bid, and the entry of this Order has been given to all interested Persons.

J.             Sale Hearing. The Court conducted the Sale Hearing on October 23, 2024, at which time this Court considered the Motion, the evidence and testimony presented, and the statements and argument of counsel, as applicable, in support of the Motion, the Purchase Agreement, the Transactions, the Next-Highest Bid, and the Sale. Except as otherwise expressly provided in this Order, all objections to the Sale and the relief requested in the Motion, whether timely or untimely and whether written or made orally at the Sale Hearing, if any, were heard and considered by this Court. All such objections, if any, were either overruled by this Court, are resolved by the terms hereof or by separate agreement between the objecting party and the Debtors, or were adjourned or withdrawn as a result of an agreement between the objecting party and the Debtors.

K.             Final Order. This Order constitutes a final and appealable order within the meaning of 28 U.S.C. § 158(a). To any extent necessary under Bankruptcy Rule 9014 and Rule 54(b) of the Federal Rules of Civil Procedure, as made applicable by Bankruptcy Rule 7054, this Court expressly finds that there is no just reason for delay in the implementation of this Order, and authorizes the closing of all transactions contemplated hereby without regard to any stay or delay in its implementation.

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L.            Good Faith Purchaser.  The Debtors, the Purchaser, and their respective principals, counsel and advisors, have negotiated, proposed, and entered into the Purchase Agreement and the Sale in good faith, without collusion, and from arm’s-length bargaining positions. The Purchaser is a “good faith purchaser” and is acting in good faith within the meaning of section 363(m) of the Bankruptcy Code and, as such, is entitled to all the protections afforded thereby. The Purchaser has proceeded in good faith in all respects. The terms of the Sale, including the sale price in respect of the Transferred Assets (the “Purchase Price”), were not controlled by any agreement among potential bidders and neither the Debtors, the Purchaser, nor any other parties in interest have engaged in collusion or any conduct that would cause or permit the Purchase Agreement to be challenged, avoided, or costs and damages to be imposed under section 363(n) of the Bankruptcy Code or any other law of the United States, any state, territory, possession thereof, or the District of Columbia, any foreign law, or any other applicable law. The Purchase Agreement was not entered into for the purpose of hindering, delaying, or defrauding creditors under the Bankruptcy Code or under laws of the United States, any state, territory, or possession, or the District of Columbia, any foreign law, or any other applicable law. Neither the Debtors nor the Purchaser are entering into the Purchase Agreement or consummating the Sale with any fraudulent or otherwise improper purpose. The Purchaser is not an “insider” or “affiliate” of any of the Debtors, as those terms are defined in section 101 of the Bankruptcy Code, and no common identity of incorporators, directors, or controlling stockholders exists between the Purchaser and the Debtors.

M.           The Sale, which includes the sale of the Transferred Assets pursuant to the Purchase Agreement and all covenants in and conditions thereto, is an integrated transaction, meaning that each component is an essential part of every other component and that the Sale can be consummated only if all of the components are consummated. Accordingly, each component of the Sale is subject to, and is protected by, the provisions of section 363(m) of the Bankruptcy Code.

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N.            Highest or Otherwise Best Offer.  The Purchase Agreement constitutes the highest or otherwise best offer for the Transferred Assets. No other person, or group of persons, has offered to purchase the Transferred Assets for an amount that would give equal or greater value to the Debtors than the value provided by the Purchaser pursuant to the Purchase Agreement. The Sale is the best means available to the Debtors to maximize the return to their stakeholders and limit the losses to counterparties to the Transferred Contracts. No alternative to the Sale exists that would provide a greater value to the Debtors, their creditors, or other parties in interest.

O.            The Debtors have demonstrated good, sufficient, and sound business purposes and justifications for consummation of the Sale pursuant to the Purchase Agreement and all other agreements, instruments, certificates, and other documents to be entered into or delivered by any party in connection with the Sale, including, without limitation, any assumption and assignment agreements entered into in connection therewith and any transition services agreement (collectively, the “Transaction Documents”), outside of the ordinary course of business and in accordance with the requirements of section 363(b) of the Bankruptcy Code. Consummation of the Sale prior to and not as part of a chapter 11 plan is (i) justified under the circumstances, (ii) an appropriate exercise of the Debtors’ business judgment, and (iii) in the best interests of the Debtors, their estates, and their creditors.

P.             The Debtors’ decision to enter into the Purchase Agreement with the Purchaser was a due and proper exercise of the Debtors’ business judgment and was authorized pursuant to the Bid Procedures Order. The Bid Protections contained in the Purchase Agreement (i) were necessary to preserve the value of the Debtors’ estates by inducing the Purchaser to enter into the Purchase Agreement and (ii) are in compliance with the Bid Procedures and authorized by the Stalking Horse Approval Order.

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Q.            The Debtors have also determined, in a valid and sound exercise of their business judgment and in consultation with their advisors and the Consultation Parties, that the next-highest or otherwise best bid for the Transferred Assets was that submitted by the Next-Highest Bidder.

R.            The sale of the Transferred Assets pursuant to sections 105(a) and 363 of the Bankruptcy Code upon the terms and conditions set forth in the Purchase Agreement is the optimal means to create value for the benefit of the Debtors’ estates. The Sale maximizes the value of the Transferred Assets for the benefit of all creditors and parties in interest. Unless the sale is concluded expeditiously, as provided for in the Motion and the Purchase Agreement, creditor recoveries may be substantially diminished.

S.             Fair Purchase Price. The consideration provided by the Purchaser pursuant to the Purchase Agreement (i) is fair and adequate; (ii) constitutes reasonably equivalent value and fair consideration under the Bankruptcy Code and under the laws of the United States, any state, territory, possession, or the District of Columbia (including the Uniform Fraudulent Transfer Act, the Uniform Fraudulent Conveyance Act, and similar laws); and (iii) will provide an equal or greater recovery for the Debtors’ stakeholders than would be provided by any other reasonably practicable available alternative. The terms of the Purchase Agreement, the Transaction Documents, and the Sale are fair and reasonable under the circumstances of the Debtors’ chapter 11 cases, and the Debtors’ determination to proceed with such transaction constitutes a valid and sound exercise of the Debtors’ business judgment.

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T.             Sale Free and Clear under Section 363(f). The Debtors are authorized to sell the Transferred Assets free and clear of the Liens, Claims, and Interests (except for the Motus NPL Receivables and all Related Security thereof, which shall be free and clear of all Liens (other than Permitted Liens)), other than Assumed Liabilities, Permitted Liens, and as otherwise provided in the Purchase Agreement (with the Liens, Claims, and Interests attaching to the proceeds with the same nature, validity, priority, extent, perfection, and force and effect that the Liens, Claims, and Interests encumbered the Transferred Assets immediately prior to the entry of this Order) because, with respect to each creditor or other person or entity asserting a Lien, Claim, or Interest (other than with respect to the Motus NPL Receivables and all Related Security thereof), one or more of the standards set forth in section 363(f)(l)–(5) of the Bankruptcy Code has been satisfied. Each creditor or other person or entity asserting a Lien, Claim, or Interest in the Transferred Assets (other than the Motus NPL Receivables and all Related Security thereof): (i) has, subject to the terms and conditions of this Order, consented to the Sale and Transactions or is deemed to have consented to the Sale and Transactions, (ii) could be compelled in a legal or equitable proceeding to accept money satisfaction of such Lien, Claim, or Interest, or (iii) otherwise falls within the provisions of section 363(f) of the Bankruptcy Code. Those holders of the Liens, Claims, and Interests who did not object (or who ultimately withdrew their objections, if any) to the Sale and Transactions or the Motion are deemed to have consented to the Motion, Sale, and Transactions pursuant to section 363(f)(2) of the Bankruptcy Code.

U.            The Purchaser would not have entered into the Purchase Agreement and would not consummate the Transactions contemplated thereby, thus adversely affecting the Debtors and their estates and their creditors: (i) if the Sale of the Transferred Assets was not free and clear of all Liens, Claims, and Interests, including, without limitation, any rights, Liens, Claims, or Interests based on any successor or transferee liability (except for the Motus NPL Receivables and all Related Security thereof, which shall be free and clear of all Liens (other than Permitted Liens), or (ii)  if Purchaser would, or in the future could, be liable for any Liens, Claims, or Interests, including, without limitation, any rights, Liens, Claims, or Interests based on any successor or transferee liability. The Purchaser will not consummate the Transactions contemplated by the Purchase Agreement unless this Court expressly orders that none of the Purchaser, its affiliates, its present or contemplated members or shareholders, or the Transferred Assets will have any liability whatsoever with respect to, or be required to satisfy in any manner, whether at law or equity, or by payment, setoff, or otherwise, directly or indirectly, any Liens, Claims, and Interests (except for the Motus NPL Receivables and all Related Security thereof, which shall be free and clear of all Liens (other than Permitted Liens)), including rights or claims based on any successor or transferee liability other than as expressly set forth in the Purchase Agreement.

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V.            Not selling the Transferred Assets free and clear of all Liens, Claims, and Interests (except for the Motus NPL Receivables and all Related Security thereof, which shall be free and clear of all Liens (other than Permitted Liens)) would adversely impact the Debtors’ estates, and the Sale of Transferred Assets other than free and clear of all Liens, Claims, and Interests would be of substantially less value to the Debtors’ estates.

W.           Except with respect to the Permitted Liens that the Purchaser has expressly agreed to permit to survive the Closing pursuant to the express terms of the Purchase Agreement, the Liens, Claims, and Interests shall attach to the consideration to be received by the Debtors with the same priority and perfection and subject to the same defenses, if any, as before the closing of the Transactions contemplated by the Purchase Agreement (the “Closing”), and the Purchaser would not enter into the Purchase Agreement to purchase the Transferred Assets or proceed to the Closing otherwise.

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X.            The transfer of the Transferred Assets to the Purchaser free and clear of any Liens, Claims, and Interests (except for the Motus NPL Receivables and all Related Security thereof, which shall be free and clear of all Liens, Claims, and Interests (other than Permitted Liens)) will not result in any undue burden or prejudice to any holders of any Liens, Claims, and Interests, because all such Liens, Claims, and Intersts of any kind or nature whatsoever shall attach to the net proceeds of the Sale of the Transferred Assets received by the Debtors in the order of their priority, with the same validity, force, perfection and effect which they now have as against the Transferred Assets and subject to any valid claims and defenses the Debtors or other parties may possess with respect thereto. All persons having Liens of any kind or nature whatsoever against or in any of the Debtors or the Transferred Assets shall be forever barred and estopped from pursuing or asserting such Liens (subject to the Permitted Liens that the Purchaser has expressly agreed to permit to survive the Closing pursuant to the express terms of the Purchase Agreement) against the Purchaser, or any of its respective assets, property, successors or assigns, or the Transferred Assets. The Purchaser shall have no obligations with respect to any Liens, Claims, and Interests against the Debtors

Y.            No Successor, Transferee, or Similar Liability. The Transactions contemplated by the Purchase Agreement do not amount to a consolidation, merger, or de facto merger of the Purchaser, on the one hand, and any of the Debtors and/or their estates, on the other. There is not substantial continuity between the Purchaser, on the one hand, and the Debtors, on the other. There is no continuity of enterprise between the Debtors and the Purchaser. The Purchaser is not a mere continuation of the Debtors or their estates, and the Purchaser is not a successor to any of the Debtors or their estates.

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Z.            The Purchaser and the Debtors are not entering into the Purchase Agreement and Transaction Documents or consummating the Sale for the fraudulent purpose of escaping liability for the Debtors’ obligations or to defraud creditors in any way.

AA.        Assumption and Assignment of the Transferred Contracts. The Debtors have advanced sound business reasons for entering into the Purchase Agreement and transferring, or assuming and assigning (with respect to the Transferred Contracts), the Transferred Assets, as more fully set forth in the Motion and the Purchase Agreement, and as demonstrated at the Sale Hearing, and it is the reasonable exercise by the Debtors of the Debtors’ business judgment to transfer, or assume and assign (with respect to the Transferred Contracts), the Transferred Assets to the Purchaser and to consummate the Transactions contemplated by the Purchase Agreement with the Purchaser. Each and every provision of the Transferred Contracts or applicable non- bankruptcy law that purports to prohibit, restrict, or condition, or could be construed as prohibiting, restricting, or conditioning assignment of any Transferred Contract has been or will be satisfied or is otherwise unenforceable under section 365 of the Bankruptcy Code. All counterparties of the Transferred Contracts that did not or do not timely file an objection to the assumption and/or assignment of the Transferred Contract(s) to which they are a counterparty are deemed to consent to the assumption and/or assignment by the Debtors of their Transferred Contract to the Purchaser, and the Purchaser shall enjoy all of the rights and benefits under each such Transferred Contract as of the applicable date of assumption and/or assignment without the necessity of obtaining such non-debtor party’s consent to the assumption or assignment thereof. All Non-Debtor Counterparties for which the deadline to file an objection to the assumption and assignment to Purchaser has not passed as of the date of entry of this Order, and that did not or do not timely file such an objection prior to the applicable deadline, shall be deemed to consent to the assumption and/or assignment by the Debtors of their Transferred Contract to the Purchaser effective as of the Closing Date, and the Purchaser shall enjoy all of the rights and benefits under each such Transferred Contract as of the applicable date of assumption and/or assignment without the necessity of obtaining such Non-Debtor Counterparty’s consent to the assumption or assignment thereof. If an objection to the Cure Costs timely filed with respect to a Transferred Contract cannot be resolved by the parties, the Debtors may, after consultation with the Purchaser, assume and assign the applicable contract(s) or lease(s) pending resolution of such objection in accordance with the Bid Procedures Order. Upon the assignment and Sale to the Purchaser in accordance with the terms of the Purchase Agreement, the Transferred Contracts shall be deemed valid and binding, in full force and effect in accordance with their terms, subject to the provisions of this Order, and shall be assigned and transferred to the Purchaser, notwithstanding any provision in the Transferred Contracts prohibiting or otherwise restricting assignment or transfer. To the extent any Transferred Contract is not an executory contract within the meaning of section 365 of the Bankruptcy Code, it shall be transferred to the Purchaser in accordance with the terms of the Purchase Agreement and, other than with respect to Assumed Liabilities (including the Cure Costs), the Purchaser shall have no liability or obligation for any (i) defaults or breaches under such agreement that relate to acts or omissions that arose or occurred prior to the Closing and (ii) claims, counterclaims, or offsets, with respect to such Transferred Contract, that relate to any acts or omissions that arose or occurred prior to the Closing. The Purchaser shall not assume or become liable for any Liens, Claims, and Interests relating to the Transferred Assets, except as may be expressly set forth in the Purchase Agreement.

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BB.          Pursuant to the Purchase Agreement, the Cure Costs will be paid by the Purchaser in accordance with the terms of this Order and the Purchase Agreement. The Purchaser has demonstrated adequate assurance of future performance of each Transferred Contract within the meaning of section 365 of the Bankruptcy Code that is assumed by the Purchaser or any of its permitted assignees to which such Transferred Contract is assumed and/or assigned by the Debtors, including a promise to perform the Debtors’ obligations under such Transferred Contract for periods at or after the Closing. The Cure Costs are deemed the amounts necessary to “cure” (within the meaning of section 365(b)(l) of the Bankruptcy Code) all “defaults” (within the meaning of section 365(b) of the Bankruptcy Code) under such Transferred Contracts that are assumed. The payment of Cure Costs in accordance with the terms of this Order and the Purchase Agreement and the Purchaser’s promise under the Purchase Agreement to perform the obligations under the Transferred Contracts as of the Closing shall constitute adequate assurance of future performance under such Transferred Contracts. Any objections to the Cure Costs, to the extent not otherwise resolved, are hereby overruled. To the extent that any counterparty failed to timely object to its Cure Cost or to raise any other alleged default or breach of contract, such counterparty is deemed to have consented to such Cure Cost and to the assignment of its respective Transferred Contract(s) to the Purchaser and to have waived any other defaults or breaches. The Court finds that with respect to all Transferred Contracts, the payment of the Cure Costs as provided in this Order and the Purchase Agreement is reasonable and appropriate and is deemed to fully satisfy the Debtors’ obligations under sections 365(b) and 365(f) of the Bankruptcy Code. Accordingly, all of the requirements of sections 365(b) and 365(f) of the Bankruptcy Code have been satisfied for the assumption by the Debtors, and the assignment by the Debtors to the Purchaser, of each Transferred Contract to be assumed and/or assigned to the Purchaser as of Closing.

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CC.          The assumption and assignment of the Transferred Contracts pursuant to the terms of this Order is integral to the Purchase Agreement and is in the best interests of the Debtors, their estates, their stakeholders and other parties in interest, and represents an exercise by the Debtors of the sound and prudent business judgment of the Debtors and their estates.

DD.         Adequate Assurance of Future Performance. Counterparties to the Transferred Contracts were provided with the Assumption and Assignment Notice, which set forth the adequate assurance procedures with respect to the Transferred Contracts [Docket No. 459] and were required to file any objections to the Purchaser’s ability to provide adequate assurance of future performance as contemplated under sections 365(b)(l)(C), 365(b)(3) (to the extent applicable) and 365(f)(1) of the Bankruptcy Code (each an “Adequate Assurance Objection”) on or prior to the Adequate Assurance Objection Deadline. Counterparties to Transferred Contracts that failed to timely file an Adequate Assurance Objection are forever barred from objecting to the assumption and assignment of Transferred Contracts on the grounds of a failure to provide adequate assurance of future performance. Based on evidence adduced at the Sale Hearing and based on the record in these chapter 11 cases, the Debtors have satisfied the requirements of section 365 of the Bankruptcy Code, including sections 365(b)(l)(A), 365(b)(l)(B), 365(b)(l)(C), 365(b)(3) (to the extent applicable) and 365(f) of the Bankruptcy Code, in connection with the Sale and the assumption and assignment of the Transferred Contracts that are Transferred Assets under the Purchase Agreement. Accordingly, subject to payment of the Cure Costs, the Transferred Contracts may be assumed by the Debtors and assigned to the Purchaser as provided under the Purchase Agreement and this Order.

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EE.         Order Required by the Purchaser. Entry of this Order approving the Purchase Agreement is a requirement of the Purchase Agreement and such requirement is an appropriate condition precedent to the Purchaser’s consummation of the Sale.

FF.           Transferred Assets Property of the Estates. The Transferred Assets owned by the Debtors constitute property of the Debtors’ estates and title thereto is vested in the selling Debtors’ estates within the meaning of section 541(a) of the Bankruptcy Code. The selling Debtors have all title, interest, and/or rights in the Transferred Assets required to transfer and to convey the Transferred Assets to the Purchaser, as required by the Purchase Agreement.

GG.          Corporate Authority. Subject to the entry of this Order, (i) the Debtors have full corporate power and authority to perform all of their obligations under the Purchase Agreement and the Transaction Documents, and the Debtors’ prior execution and delivery of, and performance of obligations under, the Purchase Agreement and the Transaction Documents is hereby ratified; (ii) the Debtors have all of the corporate power and authority necessary to consummate the Sale; (iii) the Debtors have taken all corporate actions necessary to authorize, approve, execute, and deliver the Purchase Agreement and the Transaction Documents and to consummate the Sale, except for the closing conditions expressly provided in the Purchase Agreement and the Transaction Documents; and (iv) no consents or approvals are required to consummate the Sale or otherwise perform the obligations under the Purchase Agreement or the Transaction Documents, except for the closing conditions expressly provided therein.

HH.         Sale in Best Interests. The relief requested in the Motion and set forth in this Order is in the best interests of the Debtors, their respective creditors, estates, and all other parties in interest in the Debtors’ chapter 11 cases.

II.            Prompt Consummation. To maximize the value of the Transferred Assets, it is essential that the Sale occur within the timeframe set forth in the Purchase Agreement. Time is of the essence in consummating the Sale and the Debtors and the Purchaser intend to close the sale as soon as possible. Accordingly, there is cause to lift the stays established by Bankruptcy Rules 6004 and 6006 with regards to the Sale and the assignment of the Transferred Contracts.

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NOW, THEREFORE, IT IS ORDERED THAT:

1.            Motion is Granted. The Motion and the relief requested therein is GRANTED and APPROVED, as set forth herein, and the Sale and the Transactions contemplated by the Purchase Agreement are hereby approved, subject to the terms and conditions contained herein.

2.            Objections Overruled. Except as stated otherwise herein, all objections to, or reservation of rights regarding, the relief requested in the Motion, the entry of this Order, or the relief granted herein, including, without limitation, any objections to Cure Costs or relating to the cure of any defaults under any of the Transferred Contracts or to the assumption and assignment of any of the Transferred Contracts to the Purchaser by the Debtors, that have not been withdrawn, waived, settled, or adjourned as provided below or otherwise, or that have not otherwise been resolved pursuant to the terms hereof are hereby denied and overruled on the merits with prejudice. All persons that failed to timely object, or withdrew their objections, to the Motion or the entry of this Order are deemed to consent to the relief granted herein for all purposes, including, without limitation, pursuant to section 363(f)(2) of the Bankruptcy Code. No appeal, motion to reconsider, or similar pleading has been filed with respect to the Bid Procedures Order or the Stalking Horse Approval Order, and the Bid Procedures Order and Stalking Horse Approval Orders are final orders of this Court, have not been vacated, withdrawn, rescinded, or amended and remain in full force and effect.

3.            Notice. Notice of the Motion and Sale Hearing was adequate, appropriate, fair and equitable under the circumstances and complied in all respects with section 102(1) of the Bankruptcy Code and Bankruptcy Rules 2002, 6004, and 6006 and the Bid Procedures Order, and as such no further or other notice is required.

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4.            Approval and Authorization. The sale of the Transferred Assets to the Purchaser on the terms and conditions contained in the Purchase Agreement and the Transaction Documents, including, without limitation, the closing of the Sale as required by the Purchase Agreement, is hereby approved in all respects pursuant to sections 105(a), 363(b) and (f), and 365 of the Bankruptcy Code. Pursuant to sections 105, 363, and 365 of the Bankruptcy Code, the Debtors are authorized to perform all obligations under and make all payments required by the Purchase Agreement and the Transaction Documents as and when due thereunder without further order of this Court. The Debtors, the Purchaser, and each of their respective officers, employees, and agents are hereby authorized to (i) execute the Purchase Agreement and the Transaction Documents, and any prior execution of such agreements, documents, and instruments, including the Transaction Documents, is hereby ratified; (ii) perform all obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, to consummate any required deeds, assignments, and other instruments of transfer, and to consummate the Sale, and any prior performance of such obligations or any prior consummation of such Sale is hereby ratified; (iii) assume and assign the Transferred Contracts to the Purchaser; and (iv) take all other and further actions as may be reasonably necessary to consummate and implement the Sale and to perform all obligations under the Purchase Agreement and the Transaction Documents, without any further corporate action or order of this Court.

5.             Except as otherwise expressly provided in the Purchase Agreement, all persons presently on or after the Closing Date in possession of some or all of the Transferred Assets are directed to surrender possession of the Transferred Assets to the Purchaser, as applicable, on the Closing Date or at such time thereafter as the Purchaser may request. For the avoidance of doubt, all persons and entities are prohibited and enjoined from taking any action to adversely affect or interfere with the ability of the Debtors to transfer the Transferred Assets to Purchaser in accordance with the Purchase Agreement and this Order.

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6.             The designation of the Next-Highest Bidder and Next-Highest Bid are hereby approved. To the extent necessary, an order approving the sale to the Next-Highest Bid will be approved at a later date pursuant to a separate sale order, consistent with the terms of the Bid Procedures and Next-Highest Bid.

7.            No Sub Rosa Plan. The sale of the Transferred Assets, including, without limitation, the assignment of the Transferred Contracts, pursuant to the Purchase Agreement outside a chapter 11 plan neither impermissibly restructures the rights of the Debtors’ creditors nor impermissibly dictates the terms of the Debtors’ subsequent chapter 11 plan. Neither the Purchase Agreement nor the Sale constitutes a sub rosa chapter 11 plan.

8.            Valid Transfer. As of the Closing Date, the consummation of the Sale shall effect a legal, valid, and enforceable sale and transfer of the Transferred Assets to the Purchaser, and shall vest the Purchaser with all legal, equitable, and beneficial right, title, and interest in and to the Transferred Assets free and clear of all Liens, Claims, and Interests of any kind or nature whatsoever (except for the Motus NPL Receivables and all Related Security thereof, which shall be free and clear of all Liens (other than Permitted Liens)). The Purchase Agreement and the Transaction Documents are valid and binding contracts between the Debtors and the Purchaser and shall be enforceable pursuant to their terms. The Purchase Agreement, the Transaction Documents, the Sale itself, and the consummation thereof shall be specifically enforceable against and binding upon (without posting any bond) the Debtors, the Debtors’ estates, their creditors, all counterparties to the Transferred Contracts, all parties in interest, any chapter 11 trustee appointed in these chapter 11 cases or any chapter 7 trustee appointed upon a conversion of these chapter 11 cases to cases under chapter 7 of the Bankruptcy Code, and shall not be subject to rejection or avoidance by the foregoing parties or any other person.

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9.            Free and Clear. To the fullest extent permitted by law, effective as of the Closing, (a) the assumption of the Assumed Liabilities shall constitute a legal, valid, and effective assumption by Purchaser of all Assumed Liabilities and (b) the transfer of the Transferred Assets to the Purchaser, shall constitute a legal, valid, and effective transfer of the Transferred Assets notwithstanding any requirement for approval or consent by any person. The Debtors are authorized to transfer, and upon the Closing shall transfer to the Purchaser, all of the Debtors’ right, title, and interest in and to, and possession of, the Transferred Assets, which shall be immediately vested in Purchaser, and such title to the Transferred Assets, including, without limitation, with respect to intellectual property identified in the Purchase Agreement or any instrument relating thereto and all tangible and intangible assets, personal property, goodwill, brand and related likenesses constituting Transferred Assets, shall be transferred to Purchaser free and clear of the Liens, Claims, and Interests (other than Assumed Liabilities and Permitted Liens and except for the Motus NPL Receivables and all Related Security thereof, which shall be free and clear of all Liens (other than Permitted Liens)) pursuant to section 363(f) of the Bankruptcy Code, including:

(a)	liens (including, without limitation, mechanics’, materialmens’, and other consensual and non-consensual liens and statutory liens) mortgages, restrictions, hypothecations, charges of any kind or nature, indentures, loan agreements, instruments, leases, subleases, capital leases, encroachments, licenses, burdens, options, privileges, deeds of trust, security interests, equity interests, conditional sale or other title retention agreements, covenants, pledges, judgments, demands, guarantees, encumbrances, easements, defects in title, servitudes, regulatory violations by any governmental entity, decrees of any court or foreign or domestic governmental entity, and debts arising in any way in connection with any agreements, acts, or failures to act;

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(b)	interests, obligations, liabilities, demands, guaranties, options, restrictions, and contractual or other commitments;

(c)	rights, including, without limitation, rights of first refusal, rights of offset (except for offsets exercised prior to the Petition Date), rights of setoff, rights of way, recoupment rights, contract rights, subrogation rights, exoneration rights, labor rights, equitable rights, employment rights, pension rights, and rights of recovery;

(d)	decrees of any court or foreign or domestic government entity (to the extent permitted by law);

(e)	charges or restrictions of any kind or nature, including, without limitation, any restriction on the use, transfer, receipt of income or other exercise of any attributes of ownership of the Transferred Assets, including, without limitation, consent of any Person to assign or transfer any of the Transferred Assets;

(f)	debts arising in any way in connection with any agreements, acts, or failures to act, of the Debtors or any of the Debtors’ predecessors or affiliates;

(g)	claims (as that term is defined in the Bankruptcy Code), including claims for reimbursement, contribution claims, indemnity claims, subrogation claims, exoneration claims, alter-ego claims, products liability claims, environmental claims (including, without limitation, toxic tort claims), labor claims, pension claims, equitable claims, including claims that may be secured or entitled to priority under the Bankruptcy Code, tax claims, reclamation claims, adverse claims of any kind, and pending litigation claims;

(h)	matters of any kind or nature whatsoever, whether at law or in equity and whether known or unknown, choate or inchoate, filed or unfiled, scheduled or unscheduled, noticed or unnoticed, recorded or unrecorded, perfected or unperfected, allowed or disallowed, contingent or non-contingent, liquidated or unliquidated, matured or un-matured, material or nonmaterial, disputed or undisputed, whether arising prior to or during the Debtors’ bankruptcy cases, and whether imposed by agreement, understanding, law, equity, or otherwise, including claims otherwise arising under any theory, law, or doctrine of successor liability or related theories;

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in each case, whether in law or in equity, known or unknown, choate or inchoate, filed or unfiled, scheduled or unscheduled, noticed or unnoticed, recorded or unrecorded, perfected or unperfected, allowed or disallowed, contingent or non-contingent, liquidated or unliquidated, matured or unmatured, material or non-material, disputed or undisputed, direct or indirect, and whether arising by agreement, understanding, law, equity or otherwise, including claims otherwise arising under any theory, law, or doctrine of successor liability or related theories, and whether occurring or arising before, on or after the Petition Date, or occurring or arising prior to the Closing (each, a “Lien, Claim, or Interest,” and collectively, the “Liens, Claims, and Interests”). The Liens (other than Permitted Liens), Claims, and Interests shall attach to the proceeds of the Sale with the same nature, validity, priority, extent, perfection, and force and effect that such Liens, Claims, and Interests encumbered the Transferred Assets immediately prior to the entry of this Order, subject to any Claims, defenses, and objections, if any, that the Debtors or their estates may possess with respect thereto.

10.           Following the Closing Date, no holder of any Liens, Claims, or Interests in the Transferred Assets shall interfere with the Purchaser’s enjoyment of the Transferred Assets based on or related to such Liens, Claims, or Interests, or any actions that the Debtors may take in these Chapter 11 Cases and no person shall take any action to prevent, interfere with or otherwise enjoin consummation of the Transactions contemplated by the Purchase Agreement or this Order.

11.           The provisions of this Order authorizing the Sale of the Transferred Assets free and clear of any Liens, Claims, and Interests (except for the Motus NPL Receivables and all Related Security thereof, which shall be free and clear of all Liens (other than Permitted Liens)) shall be self-executing, and neither the Debtors nor the Purchaser shall be required to execute or file releases, termination statements, assignments, consents, or any other instruments to effectuate, consummate, and implement the provisions of this Order. However, the Debtors, the Purchaser, and each of their respective officers, employees, attorneys, other retained professionals, and agents are hereby authorized and empowered to take all actions and execute and deliver any and all documents, releases, terminations, and instruments that either the Debtors or the Purchaser deem necessary, desirable, or appropriate to implement and effectuate the terms of the Purchase Agreement and this Order, including amendments to the Purchase Agreement and the release of Liens, Claims, and Interests set forth in this Order.

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12.           Release of Liens, Claims, and Interests. On or before the Closing Date, each of the Debtors’ creditors are authorized and directed to execute such documents, releases, or terminations, and take all other actions as may be necessary, desirable, or appropriate to release, effective as of the Closing, their respective Liens, Claims, and Interests of any kind against the Transferred Assets, as such Liens, Claims, and Interests may have been recorded or may otherwise exist. If any person or entity that has filed financing statements, mortgages, mechanic’s liens, or other documents or agreements evidencing any Liens, Claims, or Interests against or on the Transferred Assets (subject to the Permitted Liens that the Purchaser has expressly agreed to permit to survive the Closing pursuant to the express terms of the Purchase Agreement) shall not have delivered to the Debtors on or prior to the Closing Date, in proper form for filing and executed by the appropriate parties, termination statements, instruments of satisfaction, or releases of all liens and easements, and any other documents necessary, desirable, or appropriate for the purpose of documenting the release of all Liens, Claims, Interests, encumbrances, or liabilities (other than Assumed Liabilities and Permitted Liens) that the person or entity has or may assert with respect to the Transferred Assets, the Debtors and the Purchaser are hereby authorized to execute and file such statements, instruments, releases, terminations, and other documents on behalf of the person or entity with respect to the Transferred Assets. The Purchaser is hereby authorized to file, register, or otherwise record a certified copy of this Order, which, once filed, registered, or otherwise recorded, shall constitute conclusive evidence of the release of all Liens, Claims, Interests, encumbrances, or liabilities against the Transferred Assets (other than the Assumed Liabilities and Permitted Liens). This Order is deemed to be in recordable form sufficient to be placed in the filing or recording system of each and every federal, state, or local government agency, department, or office. Notwithstanding the foregoing, the provisions of this Order authorizing the sale and assignment of the Transferred Assets free and clear of all Liens, Claims, and Interests (except for the Motus NPL Receivables and all Related Security thereof, which shall be free and clear of all Liens (other than Permitted Liens)) shall be self-executing, and neither the Debtors nor the Purchaser shall be required to execute or file releases, termination statements, assignments, consents, or other instruments in order to effectuate, consummate, and implement the provisions of this Order.

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13.           This Order: (a) shall be effective as a determination that, as of the Closing, all Liens, Claims, and Interests, except as expressly assumed as an Assumed Liability by the Purchaser pursuant to the express terms of the Purchase Agreement or the Permitted Liens, have been unconditionally released, discharged and terminated as to Purchaser and the Transferred Assets owned by the Debtors and that the conveyances and transfers described herein have been effected, and (b) is and shall be binding upon and govern the acts of all persons, including all filing agents, filing officers, title agents, title companies, recorders of mortgages, recorders of deeds, registrars of deeds, administrative agencies, governmental departments, secretaries of state, federal, state, county, and local officials and all other persons who may be required by operation of law, the duties of their office, or contract, to accept, file, register or otherwise record or release any documents or instruments that reflect that Purchaser is the assignee and owner of the Transferred Assets, and ownership of the Transferred Assets owned by the Debtors is free and clear of any Liens, Claims, and Interests (except the Permitted Liens) or who may be required to report or insure any title or state of title in or to any lease (all such entities being referred to as “Recording Officers”). All Recording Officers are authorized to strike recorded encumbrances and other interests against the Transferred Assets owned by the Debtors recorded prior to the date of this Order. A certified copy of this Order may be filed with the appropriate Recording Officers to evidence cancellation of any recorded encumbrances, Liens, Claims, Interests, pledges, and other interests against the Transferred Assets owned by the Debtors recorded prior to the date of this Order (other than the Permitted Liens). All Recording Officers are hereby authorized to accept for filing any and all of the documents and instruments necessary, advisable, or appropriate to consummate the Transactions contemplated by the Purchase Agreement.

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14. Injunction. All Persons are hereby prohibited and enjoined from taking any action that would adversely affect or interfere with, or that would be inconsistent with, the ability of the Debtors to sell and transfer the Transferred Assets to the Purchaser in accordance with the terms of the Purchase Agreement, the Transaction Documents, and this Order. Except as expressly permitted by the Purchase Agreement with respect to Assumed Liabilities or Permitted Liens, all Persons (and their respective successors and assigns), including, without limitation, all holders of claims or interests, lenders, debt security holders, governmental, tax and regulatory authorities, parties to executory contracts and unexpired leases, creditors, contract counterparties, customers, landlords, licensors, employees and former employees, litigation claimants, pension plans, labor unions, trade creditors, and other Persons holding Liens, Claims, and Interests of any kind or nature whatsoever against or in the Debtors or the Transferred Assets (whether known or unknown, legal or equitable, matured or unmatured, contingent or non-contingent, liquidated or unliquidated, asserted or unasserted, whether arising prior to or subsequent to the commencement of the Debtors’ chapter 11 cases, whether imposed by agreement, understanding, law, equity, or otherwise), arising under or out of, in connection with, or in any way relating to, the Debtors, the operation of the Debtors’ businesses prior to the Closing Date, the Transferred Assets, or the transfer of the Transferred Assets to the Purchaser (including, without limitation, any rights or claims based on any successor, transferee, derivative, or vicarious liabilities), shall be and hereby are forever barred, estopped, and permanently enjoined from asserting, prosecuting, or otherwise pursuing any Liens, Claims, and Interests against any Purchaser Released Party or the property of the foregoing, and the Transferred Assets transferred to the Purchaser or interests of the Debtors in such Transferred Assets (other than the Permitted Liens). Following the closing of the Sale, no holder of an Interest against the Debtors shall interfere with the Purchaser’s title to or use and enjoyment of the Transferred Assets, including, without limitation, taking any of the following actions with respect to or based on any Interest relating to the Transferred Assets or the transfer of the Transferred Assets to the Purchaser (other than Assumed Liabilities or Permitted Liens): (a) commencing or continuing in any manner any action or other proceeding against any Purchaser Released Party or its successors or assigns, assets or properties; (b) enforcing, attaching, collecting, or recovering in any manner any judgment, award, decree, or order against any Purchaser Released Party or its successors or assigns, assets, or properties; (c) creating, perfecting, or enforcing any Interest against any Purchaser Released Party or its successors or assigns, assets, or properties (including the Transferred Assets), or properties; (d) asserting any Interest as a setoff, right of subrogation, or recoupment of any kind against any obligation due any Purchaser Released Party or its successors or assigns; (e) commencing or continuing any action in any manner or place that does not comply or is inconsistent with the provisions of this Order or the agreements or actions contemplated or taken in respect thereof; (f) interfering with, preventing, restricting, prohibiting, or otherwise enjoining the consummation of the Sale; or (g) enforcing any provision of any Transferred Contract that prohibits, restricts or conditions, or which purports to terminate or modify, or permits a party other than the Debtors to terminate or modify, any such Transferred Contract, or any right or obligation under such Transferred Contract, because of the assumption and assignment of such Transferred Contract by the Debtors to the Purchaser.

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15.           Without limiting the generality of the foregoing or the operability of any other relief obtained pursuant to this Order, any provision in a Transferred Contract, any other document, or any applicable law that prohibits, restricts, or otherwise impairs assignment of the Transferred Contracts or the Purchaser’s ability to operate the business is hereby void and of no force and effect with respect to the Sale.

16.          No Successor, Transferee, or Similar Liability. The Purchaser is not a “successor” to the Debtors or their estates by reason of any theory of law or equity, and the Purchaser shall not assume, or be deemed to assume, or in any way be responsible for any liability or obligation (other than the Assumed Liabilities and Permitted Liens) of any of the Debtors and/or their estates including, but not limited to, any bulk sales law, successor liability, or similar liability. Neither the transfer of the Transferred Assets to the Purchaser, nor the fact that the Purchaser is using any of the Transferred Assets previously owned by the Debtors, will cause the Purchaser or any of its affiliates, to be deemed a successor in any respect to the Debtors’ business or an alter ego, mere continuation, or substantial continuation of the Debtors within the meaning of any foreign, federal, state or local revenue, pension, ERISA, the WARN Act (as defined below), tax, labor, employment, environmental, or other law, rule or regulation (including, without limitation, filing requirements under any such laws, rules or regulations), or under any products liability law or doctrine with respect to the Debtors’ liability under such law, rule or regulation or doctrine.

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17.           Further, the transfer of title and possession of the Transferred Assets shall be free and clear of any Liens, Claims, and Interests pursuant to any successor or successor-in-interest liability theory, and, for the avoidance of doubt, the Purchaser, and each of its affiliates, successors, assigns, members, partners, officers, directors, principals, and shareholders shall have no liability whatsoever (other than the Assumed Liabilities) for any Liens, Claims, and Interests, whether known or unknown as of the Closing, now existing or hereafter arising, whether fixed or contingent, whether liquidated or unliquidated, whether asserted derivatively or vicariously, whether asserted based on Purchaser’s status as a transferee, successor, or otherwise, of any kind, nature, or character whatsoever, including Liens, Claims, and Interests based on, relating to, and/or arising under, without limitation: (a) any employment or labor agreement; (b) any pension, welfare, compensation or other employee plan, agreements, practices, and programs, including, without limitation, any pension or employee plan of, or related to, any of the Debtors or any Debtors’ affiliates or predecessors or any current or former employees of any of the foregoing; (c) the Debtors’ business operations or the cessation thereof; (d) any litigation involving one or more of the Debtors; (e) any employee, workers’ compensation, occupational disease or unemployment or temporary disability related law, including, without limitation, any claims, rights, or causes of action that might arise under or pursuant to: (i) the Employee Retirement Income Security Act of 1974, as amended, (ii) the Fair Labor Standards Act, (iii) Title VII of the Civil Rights Act of 1964, (iv) the Federal Rehabilitation Act of 1973, (v) the National Labor Relations Act, (vi) the Worker Adjustment and Retraining Notification Act of 1988 (the “WARN Act”), (vii) the Age Discrimination and Employee Act of 1967 and Age Discrimination in Employment Act, as amended, (viii) the Americans with Disabilities Act of 1990, (ix) the Consolidated Omnibus Budget Reconciliation Act of 1985, (x) the Multiemployer Pension Plan Amendments Act of 1980; (xi) state and local discrimination laws, (xii) state and local unemployment compensation laws or any other similar state and local laws, (xiii) state workers’ compensation laws, and/or (xiv) any other state, local, or federal employee benefit laws, regulations or rules or other state, local or federal laws, regulations or rules relating to, wages, benefits, employment, or termination of employment with any or all Debtors or any of their predecessors; (f) any antitrust laws; (g) any product liability or similar laws, whether state, federal, or otherwise; (h) any environmental laws, rules, or regulations, including, without limitation, under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. §§ 9601, et seq., or similar state statutes; (i) Perishable Agricultural Commodities Act; (j) any bulk sales or similar laws; (k) any federal, state, or local tax statutes, rules, regulations, or ordinances, including, without limitation, the Internal Revenue Code of 1986, as amended; and (l) any common law doctrine of de facto merger, successor, transferee, or vicarious liability, substantial continuity liability, successor-in-interest liability theory, and/or any other theory of or related to successor liability.

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18.           Other than the Assumed Liabilities the Purchaser has expressly agreed to assume pursuant to the express terms of the Purchase Agreement, the Purchaser is not assuming nor shall it or any Affiliate of the Purchaser be in any way liable or responsible, as a successor or otherwise, for any Liabilities of the Debtors in any way whatsoever, including any Liabilities relating to or arising from the Debtors’ ownership or use of the Transferred Assets prior to the Closing Date, or any Liabilities calculable by reference to the Debtors or their operations or the Transferred Assets, or relating to continuing or other conditions existing on or prior to the Closing Date, which Liabilities are hereby extinguished insofar as they may give rise to liability, successor or otherwise, against the Purchaser or any affiliate of the Purchaser.

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19.           Except as otherwise provided in the Purchase Agreement, pursuant to sections 105 and 363 of the Bankruptcy Code, all persons, including, but not limited to, the Debtors, all debt holders, equity security holders, the Debtors’ employees or former employees, Governmental Entities, lenders, parties to or beneficiaries under any benefit plan, trade and other creditors asserting or holding a Lien, Claim, or Interest of any kind or nature whatsoever against, in, or with respect to any of the Debtors or the Transferred Assets, arising under or out of, in connection with, or in any way relating to the Debtors, the Transferred Assets, the operation of the Debtors’ businesses prior to the Closing Date, or the transfer of the Transferred Assets to the Purchaser in accordance with the Purchase Agreement and this Order, shall be forever barred and estopped from asserting, prosecuting, or otherwise pursuing such Lien, Claim, or Interest, including assertion of any right of setoff or subrogation, and enforcement, attachment, or collection of any judgment, award, decree, or order, against the Purchaser or any affiliates, successors or assigns thereof and each of their respective current and former members, officers, directors, attorneys, employees, partners, affiliates, financial advisors, and representatives (each of the foregoing in its individual capacity), with respect to the Transferred Assets.

20.           Without limiting the generality of the foregoing, the Purchaser shall not assume or be obligated to pay, perform, or otherwise discharge any workers’ compensation Liabilities of the Debtors arising pursuant to state law or otherwise, and this Order is intended to be all inclusive and shall encompass, but not be limited to, workers’ compensation Claims or suits of any type, whether now known or unknown, whenever incurred or filed, which have occurred or which arise from work-related injuries, diseases, death, exposures, intentional torts, acts of discrimination, or other incidents, acts, or injuries prior to the Closing Date, including, but not limited to, any and all workers’ compensation Claims filed or to be filed, or any reopening of such Claims, by or on behalf of any of the Debtors’ current or former employees, persons on laid-off, inactive or retired status, or their respective dependents, heirs or assigns, as well as any and all premiums, assessments, or other obligations of any nature whatsoever of the Debtors relating in any way to workers’ compensation liability.

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21.           The Purchaser has not assumed, or is otherwise not obligated for, any of the Debtors’ liabilities other than the Assumed Liabilities, and the Purchaser has not purchased any of the Debtors’ assets expressly excluded from the Transferred Assets. Consequently, all persons, Governmental Entities and Units (as defined in sections 101(27) and 101(41) of the Bankruptcy Code) and all holders of Liens based upon or arising out of liabilities retained by the Debtors may not take any action against the Purchaser or the Transferred Assets to recover on account of any liabilities of the Debtors (except for the Permitted Liens). All persons holding or asserting any Liens in the Excluded Assets may not assert or prosecute such Liens or any cause of action against the Purchaser or the Transferred Assets for any liability associated with the Excluded Assets or any other Excluded Liability (as defined in the Purchase Agreement) except for the Permitted Liens.

22.           Release, Discharge, and Termination of Liens, Claims, and Interests. This Order shall be effective as a determination that, on the closing of the Sale, all Liens, Claims, and Interests with respect to the Transferred Assets of any kind or nature whatsoever existing prior to the closing of the Sale have been unconditionally released, discharged, and terminated as to the Transferred Assets (other than the Permitted Liens and the Interests that attach to the net proceeds of the Sale), that the conveyances described herein have been effected, and that the Purchaser Released Parties are released from any and all Purchaser Released Matters.

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23.           Surrender of Transferred Assets. All Persons that are presently or on the Closing Date may be in possession of some or all of the Transferred Assets are directed to surrender possession of such Transferred Assets to the Purchaser as of the Closing Date.

24.          Continuation of Existing Approvals. The Purchaser shall be authorized, as of the Closing Date, to operate under any license, permit, certificate of occupancy, registration, and governmental authorization or approval of the Debtors with respect to the Transferred Assets (subject, in each case, to the terms of the Purchase Agreement), and all such licenses, permits, registrations, and governmental authorizations or any other approvals are deemed to have been, and hereby are, directed to be transferred to the Purchaser as of the Closing Date. All existing licenses or permits applicable to the business shall remain active, in place, and, as applicable, shall be renewed for the Purchaser’s benefit until either new licenses and permits are obtained or existing licenses and permits are transferred in accordance with applicable administrative procedures. To the maximum extent permitted by section 525 of the Bankruptcy Code, no governmental unit may revoke or suspend, or in any way challenge or fail to consent to any renewal of any permit or license relating to the operation of the Transferred Assets because of the filing or pendency of the Debtors’ chapter 11 cases or the consummation of the Sale.

25.          General Assignment. As of the Closing of the Sale, this Order shall be construed and shall constitute for any and all purposes a full and complete general assignment, conveyance, and transfer of the Transferred Assets and/or a bill of sale or assignment transferring indefeasible title and interest in the Transferred Assets, including the Trasnferred Contracts, to the Purchaser. Each and every federal, state, and local governmental agency or department is hereby authorized and directed to accept any and all documents and instruments necessary and appropriate to consummate the Sale and to reflect the effectiveness of the Sale.

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26.          Exemption from Recording, Stamp, and Similar Taxes. Notwithstanding anything to the contrary in the Purchase Agreement, the transactions contemplated by the Purchase Agreement and this Order, and the execution, delivery, and/or recordation of any and all documents or instruments necessary or desirable to consummate the Sale, are exempt from any and all stamp taxes, and/or sales, transfer, or other similar taxes, and any transfer fees or other similar costs incurred or assessed by any federal, state, local, or foreign taxing authority (including interest and penalties, if any) to the maximum extent permitted by applicable law, including section 1146 of the Bankruptcy Code. Pursuant to sections 105(a) and 363 of the Bankruptcy Code, all Governmental Units and Persons (as defined in sections 101(27) and 101(41) of the Bankruptcy Code, respectively) are hereby enjoined from taking any action against the Purchaser to recover any claim which such Person or Governmental Unit has or may assert against the Debtors (as such claims exist immediately prior to the Closing) relating to a stamp, transfer tax, or similar tax arising from the transfer of the Transferred Assets to the Purchaser. The so-called “bulk sales,” “bulk transfer,” or other similar laws (i) do not apply to the transactions contemplated by the Purchase Agreement and this Order and the execution, delivery, and/or recordation of any and all documents or instruments necessary or desirable to consummate the Sale or (ii) the Debtors complied with such laws.

27.           Good Faith of the Purchaser. The Sale specified in the Purchase Agreement is undertaken by the Purchaser without collusion and in good faith, as that term is defined in section 363(m) of the Bankruptcy Code and, accordingly, the reversal or modification on appeal of the authorization provided herein to consummate the transactions contemplated by the Purchase Agreement shall not affect the validity of the Sale, including, without limitation, the assumption and assignment of the Transferred Contracts, unless such authorization and consummation of the transactions contemplated by the Purchase Agreement are duly and properly stayed pending such appeal. The Purchaser is a good faith purchaser within the meaning of section 363(m) of the Bankruptcy Code and, as such, is entitled to the full protections of section 363(m) of the Bankruptcy Code.

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28.          No Avoidance of Purchase Agreement. Neither the Debtors nor the Purchaser have engaged in any conduct that would cause or permit the Purchase Agreement to be avoided or costs and damages to be imposed under section 363(n) of the Bankruptcy Code. Accordingly, the Purchase Agreement and the Sale shall not be avoidable under section 363(n) of the Bankruptcy Code, and no party shall be entitled to any damages or other recovery pursuant to section 363(n) of the Bankruptcy Code in respect of the Purchase Agreement or the Sale.

29.          Assumption and Assignment of Transferred Contracts. Subject to the terms of the Purchase Agreement and the occurrence of the Closing Date, the assumption by the Debtors of the Transferred Contracts, as provided for or contemplated by the Purchase Agreement and the Assumption and Assignment Notice, shall be, and hereby is, authorized and approved pursuant to sections 363 and 365 of the Bankruptcy Code.

30.           The Transferred Contracts shall be deemed valid and binding, in full force and effect, and assumed by the Debtors and assigned to the Purchaser at the Closing, pursuant to sections 363 and 365 of the Bankruptcy Code, subject only to the payment of the Cure Costs (if any) solely to the extent set forth in the Assumption and Assignment Notice.

31.           The Debtors and the Purchaser have satisfied all requirements under sections 365(b)(1) and 365(f)(2) of the Bankruptcy Code to provide adequate assurance of future performance under all of the Transferred Contracts. No other or further notice of, opportunity to object to, or other opportunity to be heard regarding the Assumption and Assignment Notice or the assumption and assignment of the Transferred Contracts is necessary or shall be required.

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32.           Upon the Closing Date, in accordance with sections 363 and 365 of the Bankruptcy Code, the Purchaser shall be fully and irrevocably vested in all right, title, and interest in, and to, each of the Transferred Contracts. The Debtors shall reasonably cooperate with, and take all actions reasonably requested by, the Purchaser to effectuate the foregoing.

33.           Pursuant to sections 105(a), 363, and 365 of the Bankruptcy Code, all parties to the Transferred Contracts shall have no claims against the Purchaser relating to any assignment fee, Cure Costs, default, breach or claim or pecuniary loss, or condition to assignment, arising under or related to the Transferred Contracts existing as of the Closing Date or arising by reason of the Closing Date, except for any amounts that are Assumed Liabilities.

34.           All counterparties of the Transferred Contracts that did not timely file an objection to the assumption and/or assignment of the Transferred Contract(s) to which they are a counterparty are deemed to consent to the assumption and/or assignment by the Debtors of their Transferred Contract to the Purchaser, and the Purchaser shall enjoy all of the rights and benefits under each such Transferred Contract as of the applicable date of assumption and/or assignment without the necessity of obtaining such non-debtor party’s consent to the assumption or assignment thereof.

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35.          Cure and Cure Dispute Resolution. All defaults or other obligations of the Debtors under the Transferred Contracts that are Transferred Assets arising prior to the Closing Date (without giving effect to any acceleration clauses or any default provisions of the kind specified in section 365(b)(2) of the Bankruptcy Code) as to which no objections were interposed and remain pending as of the date of this Order are deemed satisfied by the payment of the proposed amount necessary, if any, to cure all monetary defaults, if any, under such Transferred Contract in those amounts set forth in the Assumption and Assignment Notice, which was served in compliance with the Bid Procedures Order, and which were satisfied, or shall be satisfied as soon as practicable. For all Transferred Contracts for which an Assumption and Assignment Notice was served, the Purchaser is authorized and directed to pay all Cure Costs required to be paid by such parties upon the later of (i) the Closing Date, or (ii) for any Transferred Contract for which an objection has been filed to the assumption and assignment of such agreement or the Cure Costs relating thereto and such objection remains pending as of the date of this Order (a “CureDispute”), within ten (10) business days of the resolution of such objection by settlement or order of this Court. Any non-Debtor counterparty to a Transferred Contract that has not filed an objection on or before the deadline as set forth in the Assumption and Assignment Notice, or received an informal extension by the Debtors, shall thereafter be barred from objecting or asserting monetary or non-monetary defaults with respect to any such Transferred Contract other than the applicable amount set forth in the Assumption and Assignment Notice, and such Transferred Contract shall be deemed assumed by the Debtors and assigned to the Purchaser on the Closing Date. To the extent that any Cure Dispute cannot be consensually resolved by the applicable parties, whether before or after the Closing Date, such Transferred Contract shall be assumed and assigned only upon satisfactory resolution of the Cure Dispute; provided that, any Cure Dispute solely related to the applicable Cure Cost may be assumed and assigned pending resolution of such Cure Dispute, so long as the disputed portion of the Cure Cost is reserved pending such resolution. To the extent a Cure Dispute exists, the Transferred Contract may be conditionally assumed and assigned pending a resolution of the Cure Dispute by agreement of the parties or after notice and a hearing. If a Cure Dispute is not satisfactorily resolved, the Purchaser may determine that such Transferred Contract should not be included on their schedule of Transferred Contracts and should be rejected and not assigned, in which case the Purchaser or the Purchase Sub, as applicable, will not be responsible for any Cure Costs to the contract counterparty. The Debtors may then seek to reject the applicable contract or lease pursuant to Section 365 of the Bankruptcy Code.

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36.           Determination of Cure Costs. Unless a counterparty to any Transferred Contract filed a timely Cure Objection that has not either been consensually resolved or overruled by order of this Court, the Cure Costs set forth on the Assumption and Assignment Notice (as such may be amended or supplemented from time to time thereafter) shall constitute findings of this Court and shall be final and binding on the counterparties to the Transferred Contracts and their successors and designees upon the Closing Date and shall not be subject to further dispute or audit based on performance prior to the time of assumption and assignment, irrespective of the terms and conditions of such Transferred Contracts. Each counterparty to a Transferred Contract (other than a counterparty who filed a timely Cure Objection that has not either been consensually resolved or overruled by order of this Court) shall be forever barred, estopped, and permanently enjoined from (i) asserting against the Purchaser or its property (including, without limitation, the Transferred Assets), any default arising prior to or existing as of the Closing Date, or any counterclaim, defense, recoupment, setoff, or any other Lien, Claim, or Interest asserted or assertable against the Debtors (except as otherwise provided herein); and (ii) imposing or charging against the Purchaser or their Affiliates, any accelerations, assignment fees, increases, or any other fees or charges as a result of the Debtors’ assumption and assignment to the Purchaser of the Transferred Contracts in connection with the Sale approved by this Order. To the extent a counterparty to any of the Transferred Contracts was provided notice of the Debtors’ proposed Cure Cost and failed to file a Cure Objection by the applicable deadline, such party shall be deemed to have (i) waived their right to object to the assumption and assignment of the applicable Transferred Contract and the payment of the Cure Cost provided in the Assumption and Assignment Notice, and (ii) waived any right to assert or collect any other cure amount or enforce any default that may arise or have arisen prior to or as of the Closing Date.

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37.           Payment of Cure Costs. With respect to the Transferred Contracts, to the extent there are any non-disputed Cure Costs unpaid as of the Closing Date, the Purchaser shall pay or cause to be paid such Cure Costs, unless the Purchaser elects or is otherwise required under applicable law to make such payments prior to the Closing Date. The Purchaser’s promise to perform the obligations under the Transferred Contracts arising after their assumption and assignment to the Purchaser shall constitute adequate assurance of future performance within the meaning of sections 365(b) and 365(f)(2) of the Bankruptcy Code. On the Closing Date, subject in all respects to the terms of this Order, the Purchaser shall be deemed to be substituted for the Debtors as a party to the applicable Transferred Contracts.

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38.           Ipso Facto Clauses Ineffective. Upon the Debtors’ assumption and assignment of the Transferred Contracts to the Purchaser pursuant to this Order and the payment of the Cure Costs in accordance with this Order and the Purchase Agreement, no default shall exist under any Transferred Contract and no counterparty to any such Transferred Contract shall be permitted to declare or enforce a default by the Debtors or the Purchaser thereunder or otherwise take action against the Purchaser as a result of any Debtor’s financial condition, change in control, bankruptcy, or failure to perform any of its obligations under the applicable Transferred Contract. Without limiting the generality of the foregoing or the operability of any other relief obtained pursuant to this Order, any provision in a Transferred Contract that prohibits or conditions, whether directly or indirectly, the assignment of such Transferred Contract (including, without limitation, the granting of a Lien, Claim, or Interest therein) or allows the counterparty thereto to terminate, recapture, impose any penalty, condition on renewal or extension, or modify any term or condition upon such assignment shall be deemed an unenforceable anti-assignment provision that is void and of no force and effect with respect to the Sale as approved by this Order, including without limitation any provision that (i) terminates or modifies any right or obligation of the Purchaser under such Transferred Contract; (ii) purports to release property of the estate from escrow; (iii) cross-defaults to or from any other lease or executory contract that is not a Transferred Contract; (iv) contains operating covenants or “go-dark” provisions that would purport to terminate or modify any Transferred Contract before assumption and assignment to the Purchaser; or (v) requires a third party’s consent prior to assignment of the Transferred Contract to the Purchaser. The failure of the Debtors or the Purchaser to enforce at any time one or more terms or conditions of any Transferred Contract shall not be a waiver of such terms or conditions or of the Debtors’ or the Purchaser’s right, as applicable, to enforce every term and condition of such Transferred Contract.

39.           Books and Records. Following the Closing Date, the Debtors shall have, and the Purchaser shall provide, reasonable access to books and records, in accordance with the Purchase Agreement.

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40.           Binding Effect. This Order and the Purchase Agreement shall be binding upon and shall govern the acts of all entities, including, without limitation, all filing agents, filing officers, title agents, title companies, recorders of mortgages, recorders of deeds, registrars of deeds, administrative agencies, governmental departments, secretaries of state, federal, state and local officials, and all other Persons who may be required by operation of law, the duties of their office, or contract, to accept, file, register, or otherwise record or release any documents or instruments, or who may be required to report or insure any title or state of title in or to any of the Transferred Assets. The terms and provisions of the Purchase Agreement, the Transaction Documents, the Bid Procedures Order, and this Order shall be binding in all respects upon the Debtors and their respective Affiliates and subsidiaries and such parties’ successors and assigns, the Debtors’ estates, all creditors thereof (whether known or unknown), all holders of equity interests in any Debtor, holders of Liens, Claims, and Interests in, against, or on all or any portion of the Transferred Assets, all non-Debtor parties to the Transferred Contracts, the Purchaser, and their respective successors and assigns, and any and all third parties, notwithstanding any subsequent appointment of any trustee, examiners, “responsible persons” or other fiduciaries (collectively, the “Trustee”) of the Debtors under any chapter of the Bankruptcy Code, as to which Trustee such terms and provisions likewise shall be binding, and the Purchase Agreement (including the Transferred Contracts) shall not be subject to rejection or avoidance under any circumstances.

41.           Subsequent Order and Plan Provisions. Notwithstanding anything to the contrary contained in any chapter 11 plan confirmed in the Debtors’ chapter 11 cases or any subsequent order of this Court, including, without limitation, any order confirming any such chapter 11 plan, any order authorizing the sale of assets of the Debtors pursuant to any section of the Bankruptcy Code, and any order approving the wind-down or dismissal of any Debtor’s chapter 11 case or any subsequent chapter 7 case, nothing in such plan or order shall change, supersede, abrogate, nullify, restrict, or conflict with the provisions of the Purchase Agreement, the Transaction Documents, or this Order, or in any way prevent or interfere with the consummation or performance of the Sale.

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42.          Failure to Specify Provisions. The failure to specify or include any particular provisions of the Purchase Agreement or the Transaction Documents in this Order shall not diminish or impair the effectiveness of such provisions, it being the intent of this Court that the Purchase Agreement, the Transaction Documents, and the Sale be authorized and approved in their entirety.

43.          Automatic Stay. The automatic stay pursuant to section 362 of the Bankruptcy Code is hereby lifted to the extent necessary to (i) allow the Purchaser to deliver any notice provided for in the Purchase Agreement and the Transaction Documents, and (ii) allow the Purchaser to take any and all actions permitted under the Purchase Agreement and the Transaction Documents in accordance with the terms and conditions thereof. The automatic stay imposed by section 362 of the Bankruptcy Code shall be modified solely to the extent necessary to implement the preceding sentence, and this Court shall retain exclusive jurisdiction over any and all disputes with respect thereto.

44.          Bankruptcy Rules Satisfied or Waived. The requirements set forth in Bankruptcy Rules 6004 and 6006 have been satisfied or are otherwise deemed to be waived. As provided by Bankruptcy Rule 9014, the terms of this Order shall be effective and enforceable immediately upon entry, and shall not be subject to stay provisions contained in Bankruptcy Rules 6004(h) and 6004(d). Time is of the essence in closing the Sale and the Debtors and the Purchaser intend to close the sale as soon as possible.

45.          Conflicts Between Order and Purchase Agreement. To the extent anything contained in this Order conflicts with a provision in the Purchase Agreement or Transaction Documents, this Order shall govern and control. Notwithstanding the foregoing, nothing in this Order shall modify or waive any closing conditions or termination rights in the Purchase Agreement, and all such conditions and rights shall remain in full force and effect in accordance with their terms.

41

46.          DIP Order. Notwithstanding anything herein to the contrary all net proceeds of the Sale in accordance with the Purchase Agreement constitute Collections (as defined in the Final Order (I) Authorizing the Debtors to (A) Obtain Postpetition Financing, (B) Use Cash Collateral, and (C) Grant Liens and Provide Superpriority Administrative Expense Claims, (II) Granting Adequate Protection to Certain Prepetition Secured Parties, (III) Modifying the Automatic Stay, and (IV) Granting Related Relief (Dkt. No. 482) (the “DIP Order”) and shall be distributed in accordance with Paragraph 3 of the DIP Order.

47.          Provisions Nonseverable and Mutually Dependent. The provisions of this Order, the Purchase Agreement, and the Transaction Documents are non-severable and mutually dependent.

48.           Retention of Jurisdiction. This Court shall retain exclusive jurisdiction to, among other things, interpret, implement, and enforce the terms and provisions of the Purchase Agreement, the Transaction Documents, the Bid Procedures Order, the Stalking Horse Approval Order, and this Order, and each of the agreements executed in connection therewith to which the Debtors are a party or which has been assigned to the Purchaser by the Debtors, and to adjudicate, if necessary, any and all disputes concerning or relating in any way to the Sale. This Court retains jurisdiction to compel delivery of the Transferred Assets, to protect the Purchaser and their assets, including the Transferred Assets, against any Liens, Claims, and Interests or successor or transferee liability and to enter orders, as appropriate, pursuant to sections 105(a), 363, or 365 (or other applicable sections) of the Bankruptcy Code necessary to transfer the Transferred Assets and the Transferred Contracts to the Purchaser. In the event this Court abstains from exercising or declines to exercise jurisdiction with respect to any matter referenced in this paragraph or is without jurisdiction, such abstention, refusal, or lack of jurisdiction shall have no effect upon and shall not control, prohibit, or limit the exercise of jurisdiction of any other court having competent jurisdiction with respect to any such matter.

42

49.          Conditions Precedent. Neither the Purchaser nor the Debtors shall have an obligation to close the Sale Transaction until all conditions precedent in the Purchase Agreement to each of their respective obligations to close the Transactions have been satisfied or waived in accordance with the terms of the Purchase Agreement.

Dated:________, 2024

Alfredo R Pérez
United States Bankruptcy Judge

43

Exhibit 1

Purchase Agreement

Exhibit 2

Next-Highest Bid

EXHIBIT C-1

Schedule of Conn’s ABL Receivables

All receivables listed on VDR item 5.6.5 for which the value in column BV (“REPORTGRP”) is “ABL”. For the avoidance of doubt, this corresponds to [*****] loans with an aggregate gross balance, in column CA labeled GROSSBAL, of [*****] and an aggregate net balance, in column CC labeled NETBAL, of [*****] as of September 1, 2024.

Exhibit C-1 - Page 1

EXHIBIT C-2

Schedule of Badcock Receivables

All receivables listed in VDR item 5.2.10 for which the value in column D (“CustomerType”) is “Badcock”. For the avoidance of doubt, this corresponds to [*****] loans with an aggregate gross balance, in column AD labeled GrossAmount, of [*****] as of August 31, 2024.

Exhibit C-2 - Page 1

EXHIBIT C-3

Schedule of Motus NPL Receivables

All receivables listed on “charge_off_list.csv” file that were charged-off on or prior to February 29, 2024 which have the value in column CHARGE_OFF_DT ” is February 29, 2024 or prior. For the avoidance of doubt, this corresponds to [*****]  loans with an aggregate face value, labeled “CURR_NET_CO_AMT”, of [*****] as of the Cut-Off Date of September 4, 2024.

Exhibit C-3 - Page 1

EXHIBIT C-4

Schedule of Non-Motus NPL Receivables

All receivables listed on “charge_off_list.csv” file that were charged-off after February 29, 2024 or which have the value in column “CHARGE_OFF_DT ” that is more than February 29, 2024. For the avoidance of doubt, this corresponds to [*****] loans with an aggregate face value, labeled “CURR_NET_CO_AMT”, of [*****] as of the Cut-Off Date of September 4, 2024.

Exhibit C-4 - Page 1

EXHIBIT D

Servicing Agreements

•	[Servicing Agreement, dated as of January 26, 2024, by and among Conn’s Receivables Funding 2024-A, LLC, Conn’s Receivables 2024-A Trust, Conn Appliances, Inc. and Computershare Trust Company, National Association (“Conn’s 2024-A”).][1]

•	[Servicing Agreement, dated as of August 17, 2023, by and among Conn’s Receivables Funding 2023-A, LLC, Conn’s Receivables 2023-A Trust, Conn Appliances, Inc. and Computershare Trust Company, National Association (“Conn’s 2023-A”).][2]

•	[Servicing Agreement, dated as of July 21, 2022, by and among Conn’s Receivables Funding 2022- A, LLC, Conn’s Receivables 2022-A Trust, Conn Appliances, Inc. and Computershare Trust Company, National Association (“Conn’s 2022-A”).][3]

•	Servicing Agreement, dated as of September 23, 2022, by and between W.S. Badcock Corporation and B. Riley Receivables II, LLC.

•	[Servicing Agreement, dated as of December 18, 2023, by and between W.S. Badcock LLC (f/k/a W.S. Badcock Corporation) and Franchise Group Newco BHF, LLC.][4]

[*****]

[*****]

[*****]

[*****]

Exhibit D- Page 1

EXHIBIT D-1

Excluded Intellectual Property

[Redacted]

Exhibit D-2 - Page 1

EXHIBIT D-2

Excluded IT Assets

[Redacted]

Exhibit D-2 - Page 1

EXHIBIT E

Securitizations

•	Conn’s Receivables Funding 2024-A.
•	Conn’s Receivables Funding 2023-A.
•	Conn’s Receivables Funding 2022-A.
•	B. Riley Receivables I.
•	B. Riley Receivables II.
•	Franchise Group Newco BHF.

Exhibit E - Page 1

Schedule 1.1(e) – Permitted Liens

None after giving effect to the release of such Liens pursuant to the Payoff Letters delivered in accordance with Section 2.6(c)(vi) and Section 2.7(c) of the Agreement.

Schedule 2.1(a)(ix) – Non-Transferred Claims

1.	Sellers have a right to a portion of the settlement awarded in the In re Visa Check/MasterMoney Antitrust Litigation (the “Mastercard Settlement”). In connection with the Mastercard Settlement, Conn’s entered into that certain Client Registration Form with Spectrum Settlement Recovery, LLC (“SSR”), dated as of July 26, 2005 (the “SSR Engagement Agreement”), to engage SSR to file any recovery claims on behalf of Conn’s with respect thereto. SSR has estimated that Conn’s’ net settlement for the Mastercard Settlement is $840,000-$1,600,000, subject to change without notice and this accuracy is not guaranteed. Pursuant to the SSR Engagement Agreement, Conn’s would in turn owe 21% of any recovery.

2.	All claims of Sellers against Synchrony Bank.

3.	Any amounts due to Sellers from Federal Warranty Service Corporation or Assurant Service Protection, Inc. prior to the Closing Date.

Schedule 2.1(a)(xii) – Transferred IT Assets

•	Desktop computers, monitors, laptops, other workstation assets and any other communication or smart devices used, held for use, or held by the Business Employees or in the Acquired Business at the Closing Date.

•	Servers, network gear, network equipment used at the Stemmons Drive Premises in the Acquired Business.

•	To the extent owned by the Sellers, or licensed prior to the Closing Date, any Software (or in the case of third party-owned Software, licenses thereto) on computers or other work devices of Business Employees.

•	To the extent owned, copy machines, printers, phones, fax machines and other office equipment used by, or held for use for, the Business Employees or at the Stemmons Drive Premises prior to the Closing Date.

•	Equipment (disaster recovery node and ancillary equipment) used for the Storis disaster recovery environment at the Mulberry Data Center.

•	Annex 2.1(a)(xii) of these Schedules, the “Transferred IT Assets”, is incorporated by reference herein.

Schedule 3.2(a)(i) – Impairment of Transferred Receivables

None.

Schedule 3.2(c) – Seller Required Notices And Consents

None.

Schedule 3.2(f) – Litigation

Annex 3.2(f) of these Schedules, the “Active Litigation”, is incorporated by reference herein.

Schedule 3.2(h)(i) – Material Contracts

LiveVox

•	Master Subscription Agreement, dated as of August 15, 2018, by and between Conn Appliances, Inc. and LiveVox, Inc.

•	Amendment No. 13 to the Master Subscription Agreement, dated as of June 7, 2023, by and between Conn Appliances, Inc. and LiveVox, Inc.

iQor

•	Outsourced Collection Services First Party Agreement, dated as of April 20, 2021, by and between Conn Appliances, Inc. and First Contact LLC.

•	Statement of Work #1 for Collection Service, dated as of April 20, 2021, by and between Conn Appliances, Inc. and First Contact LLC.

•	Second Amendment to Statement of Work #1 to the Outsourced Collection Services First Party Agreement, dated as of October 1, 2023, by and among Conn Appliances, Inc., W.S. Badcock LLC and First Contact LLC.

Shaw

•	Processing Agreement, dated as of September 20, 2019, by and between Conn Appliances, Inc. and Shaw Systems Associates, LLC, as amended by that certain Amendment No. 1, dated as of September 19, 2022, as further amended by that certain Amendment No. 2, dated as of January 1, 2023.

•	Agreement for Preliminary Evaluation of Shaw Services, dated as of June 29, 2018, by and between Conn Appliances, Inc. and Shaw Systems Associates, LLC, as amended by that certain Amendment No. 1, dated as of September 20, 2019.

Professional Services Agreement, dated as of November 6, 2019, by and between Conn Appliances, Inc. and Shaw Systems Associates, LLC

Genesys

•	Genesys Cloud Service Agreement, dated as of August 31, 2020, by and between Conn Appliances, Inc. and Genesys Telecommunications Laboratories, Inc.

•	Genesys Services Order (Order #2020-6740312), dated as of August 31, 2020, by and between Conn’s Appliances, Inc. and Genesys Telecommunications Laboratories, Inc.

•	Genesys Services Order (Order #2023-61025772), dated as of January 10, 2023, by and between Conn Appliances, Inc. and Genesys Cloud Services, Inc.

Amazon Web Services

•	AWS Professional Services – Statement of Work, dated as of January 29, 2021, by and between Conn’s, Inc. and Amazon Web Services, Inc.

NPC

•	Master Agreement, dated as of August 7, 2019, by and between W.S. Badcock Corporation and NPC, Inc.

STORIS

•	Master Services Agreement, dated as of June 30, 2009, by and between W.S. Badcock Corporation and STORIS Management Systems, as supplemented by that certain Software License & Maintenance Purchase Order, dated as of June 30, 2009, as further supplemented by that certain Addendum C, dated as of April 25, 2024, by and between W.S. Badcock Corporation and STORIS, Inc.

•	Software License & Maintenance Purchase Order, dated as of June 30, 2009, by and between W.S. Badcock Corporation and STORIS Management Systems, as supplemented by that certain Addendum C, dated as of April 25, 2024, by and between W.S. Badcock Corporation and STORIS, Inc.

Logicalis

•	Master Solutions Agreement, dated as of October 31, 2011, by and between Conn Appliances, Inc. and Logicalis, Inc., as amended by that certain Amendment #1, dated as of January 9, 2015, as further amended by that certain Amendment #2, dated as of February 15, 2018, as further amended by that certain Amendment #3, dated as of December 3, 2018, as supplemented by that certain Statement of Work for iSeries Cloud Consulting (SOW #CONN6025035J), dated as of October 20, 2011.

•	Project Change Request (PCR #CONN309271805), dated as of November 11, 2018, by and between Conn’s Appliance, Inc. and Logicalis, Inc.

•	Veeam Services Support Quotation (Quote #WQ139480197), dated as of June 6, 2024, by and between Conn’s Appliance, Inc. and Logicalis, Inc.

•	ServiceNow Use Authorization (Order #ORD1818518-19), dated as of July 12, 2024, by and between Conn’s Appliance, Inc. and ServiceNow, Inc.

•	Logicalis Host Allocation Schedule, dated as of September 19, 2024.

Servicing Agreements

•	[Servicing Agreement, dated as of January 26, 2024, by and among Conn’s Receivables Funding 2024-A, LLC, Conn’s Receivables 2024-A Trust, Conn Appliances, Inc. and Computershare Trust Company, National Association.][5]

•	[Back-Up Servicing Agreement, dated as of January 26, 2024, by and among Systems & Services Technologies, Inc., Conn Appliances, Inc., Conn’s Receivables 2024-A Trust, Conn’s Receivables Funding 2024-A, LLC, and Computershare Trust Company, National Association.]

•	[Servicing Agreement, dated as of August 17, 2023, by and among Conn’s Receivables Funding 2023-A, LLC, Conn’s Receivables 2023-A Trust, Conn Appliances, Inc. and Computershare Trust Company, National Association.][6]

•	[Back-Up Servicing Agreement, dated as of August 17, 2023, by and among Systems & Services Technologies, Inc., Conn Appliances, Inc., Conn’s Receivables 2023-A Trust, Conn’s Receivables Funding 2023-A, LLC, and Computershare Trust Company, National Association.]

•	[Servicing Agreement, dated as of July 21, 2022, by and among Conn’s Receivables Funding 2022- A, LLC, Conn’s Receivables 2022-A Trust, Conn Appliances, Inc. and Computershare Trust Company, National Association.][7]

[*****]

[*****]

[*****]

•	[Back-Up Servicing Agreement, dated as of July 21, 2022, by and among Systems & Services Technologies, Inc., Conn Appliances, Inc., Conn’s Receivables 2022-A Trust, Conn’s Receivables Funding 2022-A, LLC, and Computershare Trust Company, National Association.]

•	Servicing Agreement, dated as of September 23, 2022, by and between W.S. Badcock Corporation and B. Riley Receivables II, LLC.

•	[Servicing Agreement, dated as of December 18, 2023, by and between W.S. Badcock LLC (f/k/a W.S. Badcock Corporation) and Franchise Group Newco BHF, LLC.][8]

ACI Payments Inc (OPAY)

•	Application Services Master Agreement No. D-451, dated as of December 31, 2015, by and between Conn Appliances, Inc. and Official Payments Corporation, as supplemented by Schedule 1 to Application Services Master Agreement No. D-451, dated as of December 31, 2015, as amended by that certain Amendment 1, dated as September 28, 2018, as further amended by that certain Amendment 2, dated as of January 17, 2028, as further amended by that certain Amendment 4, dated as of August 1, 2023.

•	Project Auth Form, dated as of August 5, 2024, by and between Conn Appliances Inc. and ACI Payments, Inc.

Salesforce MuleSoft

•	Order Form (Quote #Q-08212267), dated as of January 31, 2024, by and between Conn Appliances, Inc. and Salesforce, Inc.

Snowflake

•	Snowflake Capacity Order Form (Order #Q-396175), by and between Conn Appliances, Inc. and Snowflake Inc.

Informatica (ETL Tools)

•	Informatica License and Services Agreement, dated as of September 27, 2022, by and between Conn Appliances, Inc. and Informatica LLC.

•	Informatica Quote (Quote #Q-16032), dated as of September 27, 2022, by and between Conn Appliances, Inc. and Informatica LLC.

Fortra GoAnywhere

•	Fortra Invoice (Invoice #V000027547), dated as of August 23, 2024, by and between Conn Appliances, Inc. and Fortra, LLC.

Fivetran

•	Fivetran Master Subscription Agreement, dated as of August 22, 2022, by and between Conn Appliances, Inc. and Fivetran Inc.

•	Service Order Form, dated as of October 30, 2023, by and between Conn Appliances, Inc and Fivetran Inc.

[*****]

PayNearMe

•	PayNearMe Order Form and Payment Processing Merchant Agreement, dated as of September 18, 2024, by and among Conn Appliances (d/b/a Conn’s Homeplus), PayNearMe MT, Inc. and PayNearMe Financial, Inc.

Shift4

•	Dollars on the Net Service Agreement, dated as of March 3, 2016, by and between W.S. Badcock Home Furnishings (dba Badcock Home Furnishings) and Shift4 Corporation.

•	Additional Services Addendum, dated as of November 16, 2016, by and between W.S. Badcock Home Furnishings (dba Badcock Home Furnishings) and Shift4 Corporation.

•	Additional Services Addendum, dated as of July 17, 2017, by and between W.S. Badcock Home Furnishings (dba Badcock Home Furnishings) and Shift4 Corporation.

Autoscribe (PaymentVision)

•	Service Order, dated as of April 10, 2015, by and between PaymentVision and Badcock.

JP Morgan Chase

•	Select Merchant Payment Instrument Processing Agreement, dated as of October 31, 2016, by and among JPMorgan Chase Bank, N.A., Paymentech, LLC and W.S. Badcock Corporation.

•	Schedule A to Merchant Agreement, dated November 7, 2016, by and between JPMorgan Chase Bank, N.A. and W.S. Badcock Corporation.

Mastercard Arbitration

•	SSR Engagement Agreement.

Schedule 3.2(i)(i) – Transferred Intellectual Property

(A)	None.

(B)	None.

(C)

•	All internally developed Software applications, API’s, integrations, and automations exclusively related to loan servicing utilized by the Acquired Business, including:

o	Annex 3.2(i)(i)(C) of these Schedules, “Sellers’ Software”, is incorporated by reference herein.

•	All proprietary Software referred to internally as “Online Bill Pay”, which is utilized for each of Conns.com and Badcock.com, including with respect to Online Bill Pay:

o	The front end (i.e., the web pages viewable by the public), which are hosted on Amazon Web Services (“AWS”);

o	the Middle Tier, using AWS Lambda JS Nodes, that includes application programming interface (“API”) integrations to Software and IT Assets provided by Shaw, Logicalis (including AS/400), and ACI (payment processor), among others; and

o	the associated PostgreSQL database hosted on AWS.

•	All proprietary Software applications, APIs, integrations and automations primarily related to loan servicing utilized by the Acquired Business, including:

o	Annex 3.2(i)(i)(C) of these Schedules, “Sellers’ Software”, is incorporated by reference herein.

Schedule 3.2(n)(i) – Business Employees

Annex 3.2(n)(i) of these Schedules, the “Business Employees”, is incorporated by reference herein.

Schedule 3.2(n)(iv) – Business Employee Plans

1.	Conn’s, Inc. Amended 2020 Omnibus Equity Plan

2.	Conn Appliances, Inc. and Affiliates Employee Benefit Plan, and the following health and welfare benefits offered to eligible employees of Sellers:

a.	Medical (self-insured with stop-loss policies through Anthem and BlueCross BlueShield of Texas)

b.	Dental

c.	Vision

d.	Life and accidental death and dismemberment

e.	Accident insurance

f.	Critical illness insurance

g.	Legal plan

h.	Short-term disability

3.	Conn’s 401(k) Plan Retirement Savings Plan

4.	Conn’s HomePlus Collections Representative Incentive Plan

5.	Conn’s HomePlus Collections Management Incentive Plan

Schedule 3.2(n)(v) – Payments and Benefits

None.

Schedule 3.3(a) – Purchaser Required Notices and Consents

None.

Schedule 4.3(a) – Available Contracts

•	All contracts listed on “Schedule A – Executory Contracts” to the “Notice of (I) Potential Assumption and Assignment of Executory Contracts and Unexpired Leases and (II) Cure Amounts” (Document 459, filed in TXSB on August 30, 2024, and attached hereto as Annex 4.3(b)(1)), as amended by (1) the “Amended Notice of (I) Potential Assumption and Assignment of Executory Contracts and Unexpired Leases and (II) Cure Amounts” (Document 644, filed in TXSB on September 17, 2024, and attached hereto as Annex 4.3(b)(2)), and (2) the “Second Amended Notice of (I) Potential Assumption and Assignment of Executory Contracts and Unexpired Leases and (II) Cure Amounts” (Document 693, filed in TXSB on September 26, 2024, and attached hereto as Annex 4.3(b)(3)), except for the below agreements which are Available Contracts only to the extent they meet the conditions set forth below:

o	Servicing Agreement, dated as of January 26, 2024, by and among Conn’s Receivables Funding 2024-A, LLC, Conn’s Receivables 2024-A Trust, Conn Appliances, Inc. and Computershare Trust Company, National Association, solely to the extent that prior to any assumption, such contract is amended to remove Section 2.03 and Section 2.04.

o	Servicing Agreement, dated as of August 17, 2023, by and among Conn’s Receivables Funding 2023-A, LLC, Conn’s Receivables 2023-A Trust, Conn Appliances, Inc. and Computershare Trust Company, National Association, solely to the extent that prior to any assumption, such contract is amended to remove Section 2.03 and Section 2.04.

o	Servicing Agreement, dated as of July 21, 2022, by and among Conn’s Receivables Funding 2022-A, LLC, Conn’s Receivables 2022-A Trust, Conn Appliances, Inc. and Computershare Trust Company, National Association, solely to the extent that prior to any assumption, such contract is amended to remove Section 2.03 and Section 2.04.

o	Servicing Agreement, dated as of December 18, 2023, by and between W.S. Badcock LLC (f/k/a W.S. Badcock Corporation) and Franchise Group Newco BHF, LLC, solely to the extent that prior to any assumption, such contract is amended to remove Section 5(e).

•	All other contracts listed on Schedule 3.2(h)(i), except for the SSR Engagement Agreement.

Schedule 5.4 – Operations Prior to the Closing Date

None.

Schedule 6.6 – Limited License to Conn’s Marks

Conn’s Marks

TRADEMARK	OWNER	COUNTRY	STATUS	APP. NO. / APP. DATE	REG. NO. / REG. DATE
CONN'S	Conn's, Inc.	U.S.	Registered	76482222 01/14/2003	2824660 03/23/2004
CONN'S HOMEPLUS	Conn's, Inc.	U.S.	Registered	85481307 11/28/2011	4201352 09/04/2012
BADCOCK HOME FURNITURE & MORE	W.S. BADCOCK LLC	U.S.	Registered	75838339 11/02/1999	2443504 04/10/2001
BADCOCK	W.S. BADCOCK LLC	U.S.	Registered	75624738 01/20/1999	2359675 06/20/2000

Form Letter

ABC Company, LLC

100 Main Street, Floor 4

New Orleans LA, 70130

FEIN: 00-0000001

September [●], 2024

Via Email: stateagency@state.gov

State Department of Banking

Licensing Bureau

Attn: Jane Doe, Staff Analyst

RE:	DBA/Assumed Name Consent to Use

To whom it may concern,

ABC Company, LLC has granted permission for ABD Company, LLC. to use the DBA/Assumed name “Sample Word”. ABC Company, LLC and ABD Company, LLC are related in the following way                                    .

Should you have any additional questions, please do not hesitate to contact me by email at sampleemail@sampleemail.com or by phone at 000.000.0000.

Sincerely,

Mike Smith
President,
ABC Company, LLC

Schedule 6.7(a)(i) – Seller Transitional Services

Service Description	Service Term
In the event that, a service provided by Logicalis to the Acquired Business under a Logicalis contract listed in Schedule 3.2(h)(i) (i) was not separated under Section 6.12(b) between services required by Purchaser and services required by Sellers at the time by the Closing Date, and (ii) was not assumed by Purchaser by the Closing Date, such that (a) the service would no longer be provided by Logicalis to the Purchaser after the Closing Date, and (b) the Purchaser still requires the service after the Closing Date for use with the Acquired Business, then Sellers will work to separate services provided by Logicalis to the Purchaser and reasonably provide such services to the Purchaser on a pass through basis on the cost to the Sellers	The earlier of: (i) the closure of the Bankruptcy Cases (which Sellers shall use commercially reasonable efforts to extend for a period of no less than ninety (90) days), and (ii) the successful separation of such services that were provided by Logicalis to the Acquired Business into a direct contract between Purchaser and Logicalis.
In the event that, a service provided by Storis to the Acquired Business under a Storis contract listed in Schedule 3.2(h)(i) (i) was not separated under Section 6.13(b) between services required by Purchaser and services required by Sellers at the time by the Closing Date, and (ii) was not assumed by Purchaser, such that (a) the service would no longer be provided by Storis to the Purchaser after the Closing Date, and (b) the Purchaser still requires the service after the Closing Date, then Sellers will work to separate services provided by Storis to the Purchaser and reasonably provide such services to the Purchaser on a pass through basis on the cost to the Sellers.	The earlier of (i) the closure of the Bankruptcy Cases (which Sellers shall use commercially reasonable efforts to extend for a period of no less than ninety (90) days), and (ii) the successful separation of such services that were provided by Storis to the Acquired Business into a direct contract between Purchaser and Storis.
In the event that any Transferred Asset, including any data representing Account Files and Servicing Records, are found not to have been transferred at the Closing Date, Sellers will work to identify where that information can be found and promptly provide such Transferred Asset to Purchaser after the Closing Date.	6 months from the Closing Date
In the event that prior to the Closing, Seller is not able to arrange a sublease pursuant to Section 6.11(a) or a new lease pursuant to Section 6.11(b), then Sellers shall provide Purchaser the services described on Schedule 6.11, pursuant to the terms, conditions, and costs set forth thereon, and agrees that Sellers shall not reject the Stemmons Drive Lease until such time as Section 6.11(b)(i) and Section 6.11(b)(ii) have been fulfilled.	The earlier of (i) the completion of either Section 6.11(a) or Section 6.11(b), and (ii) the closure of the Bankruptcy Cases (which Sellers shall use commercially reasonable efforts to extend for a period of no less than ninety (90) days).
If, as of the Closing, Purchaser is not validly transferred or assigned the Contracts set forth on Schedule 6.16 (in each case, unless Purchaser enters into new Contracts pursuant to Section 6.12, Section 6.13, and Section 6.14), Sellers shall (i) provide Purchaser with transition, pass-through, or other services, or enter into such other reasonable arrangements, in each case, as may be reasonably required, so as to provide Purchaser with the benefits of such scheduled Contracts and to operate the Acquired Business as close as reasonably possible to if such Contracts had been transferred and assigned to Purchaser at the Closing, and (ii) reasonably enforce the rights under such scheduled Contracts for the benefit of Purchaser with Purchaser assuming the applicable Seller’s obligations thereunder.	6 months from the Closing Date

Schedule 6.7(a)(ii) – Purchaser Transitional Services

Service Description	Service Term
ABS Residuals. For asset-backed securities where Conn’s or its Affiliates hold a residual interest and are Excluded Assets (including under the Servicing Agreements referred to in Exhibit D as Conn’s 2022- A, Conn’s 2023-A, and Conn’s 2024-A) (“ABS Residuals”), if Purchaser assumes the applicable Servicing Agreement under Section 6.17, then Purchaser shall provide the same monthly ABS servicing pursuant to the terms and conditions set forth in such Servicing Agreement (other than any repurchase obligation thereunder, as identified in Exhibit D) and performance reports to Seller when reasonably requested.	For as long as Purchaser remains the Servicer (as defined in the Servicing Agreements) under the Servicing Agreements.
In the event that, a service provided by Logicalis to the Sellers under a Logicalis contract listed in Schedule 3.2(h)(i) (i) was not separated under Section 6.12(b) between services required by Purchaser and services required by Sellers at the time by the Closing Date, and (ii) was assumed by Purchaser, such that (a) the service would no longer be provided by Logicalis to the Sellers after the Closing Date, and (b) the Sellers still requires the service after the Closing Date, then Purchaser will work to separate services provided by Logicalis to the Sellers and reasonably provide such services to the Sellers on a pass through basis on the cost to the Purchaser.	The earlier of (i) three (3) months after the Closing Date and (ii) the successful separation of such services that were provided by Logicalis to the Sellers into a direct contract between Sellers and Logicalis.
In the event that, a service provided by Storis to the Sellers under a Storis contract listed in Schedule 3.2(h)(i) (i) was not separated under Section 6.13(b) between services required by Purchaser and services required by Sellers at the time by the Closing Date, and (ii) was assumed by Purchaser, such that (a) the service would no longer be provided by Storis to the Sellers after the Closing Date, and (b) the Sellers still require the service after the Closing Date, then Purchaser will work to separate services provided by Storis to the Sellers and reasonably provide such services to the Sellers on a pass through basis on the cost to the Purchaser.	The earlier of (i) three (3) months after the Closing Date and (ii) the successful separation of such services that were provided by Storis to the Sellers into a direct contract between Sellers and Storis.

Schedule 6.11 – Sublease

[Redacted]

Schedule 6.15 – Mulberry Data Center

•	Reasonable access to the Mulberry Data Center Facility for the purpose of accessing the Mulberry Data Center.
•	Reasonable assistance in replicating data that is part of the Transferred Assets hereunder and held at the Mulberry Data Center, replicating the integration with Storis, and transferring the replicated data center to the Purchaser.

Schedule 6.16 – Nonassigned Contracts

•	Contracts with Shaw, STORIS, Logicalis, and Genesys, as may be amended, restated, supplemented or otherwise modified from time to time.

Shaw

•	Processing Agreement, dated as of September 20, 2019, by and between Conn Appliances, Inc. and Shaw Systems Associates, LLC, as amended by that certain Amendment No. 1, dated as of September 19, 2022, as further amended by that certain Amendment No. 2, dated as of January 1, 2023.

•	Agreement for Preliminary Evaluation of Shaw Services, dated as of June 29, 2018, by and between Conn Appliances, Inc. and Shaw Systems Associates, LLC, as amended by that certain Amendment No. 1, dated as of September 20, 2019.

•	Professional Services Agreement, dated as of November 6, 2019, by and between Conn Appliances, Inc. and Shaw Systems Associates, LLC.

STORIS

•	Master Services Agreement, dated as of June 30, 2009, by and between W.S. Badcock Corporation and STORIS Management Systems, as supplemented by that certain Software License & Maintenance Purchase Order, dated as of June 30, 2009, as further supplemented by that certain Addendum C, dated as of April 25, 2024, by and between W.S. Badcock Corporation and STORIS, Inc.

Logicalis

•	Master Solutions Agreement, dated as of October 31, 2011, by and between Conn Appliances, Inc. and Logicalis, Inc., as amended by that certain Amendment #1, dated as of January 9, 2015, as further amended by that certain Amendment #2, dated as of February 15, 2018, as further amended by that certain Amendment #3, dated as of December 3, 2018, as supplemented by that certain Statement of Work for iSeries Cloud Consulting (SOW #CONN6025035J), dated as of October 20, 2011.

•	Project Change Request (PCR #CONN309271805), dated as of November 11, 2018, by and between Conn’s Appliance, Inc. and Logicalis, Inc.

•	Veeam Services Support Quotation (Quote #WQ139480197), dated as of June 6, 2024, by and between Conn’s Appliance, Inc. and Logicalis, Inc.

•	ServiceNow Use Authorization (Order #ORD1818518-19), dated as of July 12, 2024, by and between Conn’s Appliance, Inc. and ServiceNow, Inc.

•	Logicalis Host Allocation Schedule, dated as of September 19, 2024.

Genesys

•	Genesys Cloud Service Agreement, dated as of August 31, 2020, by and between Conn Appliances, Inc. and Genesys Telecommunications Laboratories, Inc.

•	Genesys Services Order (Order #2020-6740312), dated as of August 31, 2020, by and between Conn’s Appliances, Inc. and Genesys Telecommunications Laboratories, Inc.

•	Genesys Services Order (Order #2023-61025772), dated as of January 10, 2023, by and between Conn Appliances, Inc. and Genesys Cloud Services, Inc.

Annex 2.1(a)(xii)

Transferred IT Assets

[See attached]

Asset tag	Model category	Display name	Assigned to	Location	State	Cost	Configuration Item	Class	Date	Serial	CPU	Memory	Storage
5541	Computer	5541-		IT Inventory San Antonio	In stock	$0.00
3383	Monitor	3383 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	In stock	$0.00
17812	Monitor	17812 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
18816	Computer	18816 - 10Zig 4402		IT Inventory San Antonio	Installed	$0.00	CS288TC021	Computer
20011	Computer	20011 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-020011	Computer
17413	Monitor	17413 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
18634	Computer	18634 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-018634	Computer
16954	Computer	16954 - Clover Bluetooth Card Reader RP457 A		IT Inventory San Antonio	In stock	$0.00	Clover Bluetooth Card Reader	Computer
16541	Monitor	16541 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
18516	Monitor	18516 - HP V194 Monitor		IT Inventory San Antonio	In stock	$0.00
21116	Computer	21116 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-021116	Computer
18206	Computer	18206 - iGel UD3		IT Inventory San Antonio	In stock	$395.32	Asset 18206	Computer
3379	Monitor	3379 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	In stock	$0.00
16956	Computer	16956 - Clover Bluetooth Card Reader RP457 A		IT Inventory San Antonio	In stock	$0.00	Clover Bluetooth Card Reader	Computer
16533	Monitor	16533 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
19492	Computer	19492 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-019492	Computer
16156	Monitor	16156 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
99558	Monitor	99558 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	In stock	$0.00
16162	Monitor	16162 - HP V194 Monitor		IT Inventory San Antonio	In stock	$0.00
11498	Computer	11498 - Dell Optiplex 3060		IT Inventory San Antonio	In stock	$0.00	w265-dt-011498.conns.com	Computer
16832	Computer	16832 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	PHAZ-IG-016832	Computer
16370	Monitor	16370 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
16515	Monitor	16515 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
703	Monitor	703 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	In stock	$0.00
5521	Computer	5521-		IT Inventory San Antonio	In stock	$0.00
21110	Computer	21110 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-021110	Computer
20194	Computer	20194 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-020194	Computer
16231	Computer	16231 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-016231	Computer
17883	Monitor	17883 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
21230	Computer	21230 - iGel UD3		IT Inventory San Antonio	In stock	$395.32	SATX-IG-021230	Computer
20018	Computer	20018 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-020018	Computer
16524	Monitor	16524 - HP V194 Monitor		IT Inventory San Antonio	In stock	$0.00
16124	Computer	16124 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-016124	Computer
16233	Computer	16233 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-016233	Computer
17417	Monitor	17417 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
16953	Computer	16953 - Clover Bluetooth Card Reader RP457 A		IT Inventory San Antonio	Installed	$0.00	Clover Bluetooth Card Reader	Computer
21025	Computer	21025 - 10Zig 4402		IT Inventory San Antonio	In stock	$0.00	SA276TC112	Computer
16564	Computer	16564 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-016564	Computer
21090	Computer	21090 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-021090	Computer
1858	Monitor	1858 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	In stock	$0.00
17250	Monitor	17250 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
1043	Monitor	1043 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	In stock	$0.00
16365	Monitor	16365 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
18501	Monitor	18501 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
21114	Computer	21114 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-021114	Computer
	Monitor	Dell E2420H		IT Inventory San Antonio	In stock	$0.00
18531	Monitor	18531 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
16525	Monitor	16525 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
21118	Computer	21118 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-021118	Computer
16535	Monitor	16535 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
16421	Monitor	16421 - HP EliteDisplay E243		IT Inventory San Antonio	In stock	$0.00
18524	Monitor	18524 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
15055	Computer	15055 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-015055	Computer
16569	Computer	16569 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-016569	Computer
20191	Computer	20191 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-020191	Computer
20024	Monitor	20024 - HP V194 Monitor		IT Inventory San Antonio	In stock	$0.00
1584	Monitor	1584 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	In stock	$0.00
18514	Monitor	18514 - HP V194 Monitor		IT Inventory San Antonio	In stock	$0.00
18508	Monitor	18508 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
19458	Computer	19458 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-019458	Computer
16504	Monitor	16504 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
16356	Monitor	16356 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
12022	Computer	12022 - 10Zig 4402		IT Inventory San Antonio	In stock	$0.00	SATX-TC-012022	Computer
20110	Monitor	20110 - Dell P2419HE	Art Romero	IT Inventory San Antonio	Installed	$0.00
16529	Monitor	16529 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
16237	Computer	16237 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-016237	Computer
1102	Monitor	1102 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	Installed	$0.00
2948	Monitor	2948 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	In stock	$0.00
20012	Computer	20012 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-020012	Computer
18764	Monitor	18764 - Dell P2419H		IT Inventory San Antonio	In stock	$0.00
697	Monitor	697 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	In stock	$0.00
710	Monitor	710 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	Installed	$0.00
21247	Computer	21247 - iGel UD3		IT Inventory San Antonio	In stock	$395.32	SATX-IG-021247	Computer
21039	Computer	21039 - 10Zig 4402		IT Inventory San Antonio	In stock	$0.00	SATX-TC-021039	Computer
16241	Computer	16241 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-016241	Computer
21047	Computer	21047 - 10Zig 4402	Store175	IT Inventory San Antonio	In Use	$0.00	SA175TC117	Computer
16257	Computer	16257 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-016257	Computer
5479	Computer	5479-		IT Inventory San Antonio	In stock	$0.00
13546	Computer	13546 - Dell Optiplex 3070		IT Inventory San Antonio	In stock	$0.00	DT-013546	Computer
16234	Computer	16234 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-016234	Computer
16532	Monitor	16532 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
5452	Printer	5452 - Zebra QLn420		IT Inventory San Antonio	In stock	$0.00		Computer
	Monitor	Dell E2420H		IT Inventory San Antonio	In stock	$0.00
16585	Computer	16585 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-016585	Computer
17834	Computer	17834 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	RRTX-IG-017834	Computer
8096	Monitor	8096 - HP LE1911 19" LCD		IT Inventory San Antonio	In stock	$0.00

20014	Computer	20014 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	SATX-IG-020014	Computer
16567	Computer	16567 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	SATX-IG-016567	Computer
16213	Computer	16213 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	SATX-IG-016213	Computer
18532	Monitor	18532 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
16957	Computer	16957 - Clover Bluetooth Card Reader RP457 A	IT Inventory San Antonio	In stock	$0.00	Clover Bluetooth Card Reader	Computer
16236	Computer	16236 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	IG-016236	Computer
21030	Computer	21030 - 10Zig 4402	IT Inventory San Antonio	In stock	$0.00	SATX-TC-021030	Computer
20435	Computer	20435 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	SATX-IG-020435	Computer
16955	Computer	16955 - Clover Bluetooth Card Reader RP457 A	IT Inventory San Antonio	In stock	$0.00	Clover Bluetooth Card Reader	Computer
16131	Computer	16131 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	SATX-IG-016131	Computer
18534	Monitor	18534 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
18539	Monitor	18539 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
566	Monitor	566 - ViewSonic LCD 19" LV1911	IT Inventory San Antonio	In stock	$0.00
16395	Monitor	16395 - HP V194 Monitor	IT Inventory San Antonio	In stock	$0.00
3312	Monitor	3312 - ViewSonic LCD 19" LV1911	IT Inventory San Antonio	In stock	$0.00
16351	Monitor	16351 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
20485	Computer	20485 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	SATX-IG-020485	Computer
16273	Computer	16273 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	IG-016273	Computer
2388	Monitor	2388 - ViewSonic LCD 19" LV1911	IT Inventory San Antonio	In stock	$0.00
20197	Computer	20197 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	SATX-IG-020197	Computer
16154	Monitor	16154 - HP V194 Monitor	IT Inventory San Antonio	In stock	$0.00
18517	Monitor	18517 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
21107	Monitor	21107 - LG 22BL450	IT Inventory San Antonio	In stock	$0.00
20196	Computer	20196 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	SATX-IG-020196	Computer
20026	Monitor	20026 - Acer LCD 19" Monitor	IT Inventory San Antonio	In stock	$0.00
20031	Printer	20031 - Zebra QLn420	IT Inventory San Antonio	In stock	$0.00		Computer
687	Monitor	687 - Acer ViewSonic VA2037A-LED	IT Inventory San Antonio	Installed	$0.00
16397	Monitor	16397 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
20013	Computer	20013 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	IG-020013	Computer
17256	Monitor	17256 - HP V194 Monitor	IT Inventory San Antonio	In stock	$0.00
20203	Computer	20203 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	IG-020203	Computer
3532	Monitor	3532 - ViewSonic LCD 19" LV1911	IT Inventory San Antonio	In stock	$0.00
16547	Monitor	16547 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
18509	Monitor	18509 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
16520	Monitor	16520 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
4102	Monitor	4102 - ViewSonic LCD 19" LV1911	IT Inventory San Antonio	In stock	$0.00
691	Monitor	691 - ViewSonic LCD 19" LV1911	IT Inventory San Antonio	In stock	$0.00
16446	Computer	16446 - 10Zig 4402	IT Inventory San Antonio	In stock	$0.00	TrainingTC_274	Computer
17257	Monitor	17257 - Acer LCD 19" Monitor	IT Inventory San Antonio	In stock	$0.00
21189	Computer	21189 - iGel UD3	IT Inventory San Antonio	In stock	$395.32	IG-21189	Computer
17553	Monitor	17553 - HP EliteDisplay E273m 27"	IT Inventory San Antonio	In stock	$0.00
10187	Printer	10187 - Zebra QLn420	IT Inventory San Antonio	In stock	$0.00		Computer
21243	Computer	21243 - iGel UD3	IT Inventory San Antonio	In stock	$395.32	SATX-IG-21243	Computer
18520	Monitor	18520 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
18806	Monitor	18806 - Dell P2419H	IT Inventory San Antonio	In stock	$0.00
16909	Monitor	16909 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
21104	Monitor	21104 - LG 22BL450	IT Inventory San Antonio	In stock	$0.00
21081	Computer	21081 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	SATX-IG-021081	Computer
16536	Monitor	16536 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
21109	Computer	21109 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	IG-021109	Computer
1854	Monitor	1854 - ViewSonic LCD 19" LV1911	IT Inventory San Antonio	In stock	$0.00
16542	Monitor	16542 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
16507	Monitor	16507 - HP V194 Monitor	IT Inventory San Antonio	In stock	$0.00
4417	Computer	4417 -	IT Inventory San Antonio	In stock	$0.00
714	Monitor	714 - ViewSonic LCD 19" LV1911	IT Inventory San Antonio	In stock	$0.00
6362	Printer	6362 - Zebra QLn420	IT Inventory San Antonio	In stock	$0.00		Computer
16817	Computer	16817 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	PHAZ-IG-016817	Computer
16904	Monitor	16904 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
16360	Monitor	16360 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
16274	Computer	16274 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	IG-016274	Computer
16366	Monitor	16366 - HP V194 Monitor	IT Inventory San Antonio	In stock	$0.00
16866	Monitor	16866 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
18530	Monitor	18530 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
16540	Monitor	16540 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
16359	Monitor	16359 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
05502	Computer	05502 - HP Compaq Elite 8300 SFF	IT Inventory San Antonio	In stock	$0.00	satx-computer-05502	Computer
16497	Computer	16497 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	SATX-IG-016497	Computer
18523	Monitor	18523 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
21120	Computer	21120 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	IG-021120	Computer
20023	Monitor	20023 - HP V194 Monitor	IT Inventory San Antonio	In stock	$0.00
16600	Computer	16600 - iGel UD2 LX11	IT Inventory San Antonio	Installed	$0.00	SATX-IG-016600	Computer
16513	Monitor	16513 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
21092	Computer	21092 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	SATX-IG-021092	Computer
16588	Computer	16588 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	SATX-IG-016588	Computer
16368	Monitor	16368 - HP V194 Monitor	IT Inventory San Antonio	In stock	$0.00
3530	Monitor	3530 - ViewSonic LCD 19" LV1911	IT Inventory San Antonio	In stock	$0.00
7779	Computer	7779 - Zebra QLn420	IT Inventory San Antonio	In stock	$0.00	WH169PRTZ2	Computer
1546	Monitor	1546 - ViewSonic LCD 19" LV1911	IT Inventory San Antonio	In stock	$0.00
680	Monitor	680 - ViewSonic LCD 19" LV1911	IT Inventory San Antonio	In stock	$0.00
3234	Monitor	3234 - HP LCD 19" V193w	IT Inventory San Antonio	In stock	$0.00
12711	Computer	12711 - Dell Optiplex 3070	IT Inventory San Antonio	In stock	$0.00	SATX-DT-012711	Computer
	Monitor	Dell E2420H	IT Inventory San Antonio	In stock	$0.00
006965	Computer	006965 - Zebra QLn420	IT Inventory San Antonio	In stock	$0.00	WH144PRTZ0	Computer
21105	Monitor	21105 - LG 22BL450	IT Inventory San Antonio	In stock	$0.00
16267	Computer	16267 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	SATX-IG-016267	Computer
16259	Computer	16259 - iGel UD2 LX11	IT Inventory San Antonio	In stock	$0.00	SATX-IG-016259	Computer
1524	Monitor	1524 - ViewSonic LCD 19" LV1911	IT Inventory San Antonio	In stock	$0.00

723	Monitor	723 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	In stock	$0.00
16391	Monitor	16391 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
20016	Computer	20016 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-020016	Computer
20078	Computer	20078 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-020078	Computer
21525	Computer	21525 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	satx-igel-021525	Computer
16511	Monitor	16511 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
16392	Monitor	16392 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
16256	Computer	16256 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-016256	Computer
18518	Monitor	18518 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
20202	Computer	20202 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-020202	Computer
20017	Computer	20017 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-020017	Computer
5603	Computer	5603-		IT Inventory San Antonio	In stock	$0.00
18900	Computer	18900 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-018900	Computer
16260	Computer	16260 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-016260	Computer
18550	Computer	18550 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-018550	Computer
12936	Computer	12936 - 10Zig 4402		IT Inventory San Antonio	In stock	$0.00	SA41TC0124	Computer
18646	Computer	18646 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-018646	Computer
16242	Computer	16242 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-016242	Computer
16519	Monitor	16519 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
21106	Monitor	21106 - LG 22BL450		IT Inventory San Antonio	In stock	$0.00
18547	Computer	18547 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-018547	Computer
18650	Computer	18650 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-018650	Computer
21031	Computer	21031 - 10Zig 4402	Store264	IT Inventory San Antonio	In Use	$0.00	SA264TC113	Computer
19424	Computer	19424 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-019424	Computer
18630	Computer	18630 - 10Zig 7802		IT Inventory San Antonio	Installed	$0.00	CS288TC031	Computer
666	Monitor	666 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	In stock	$0.00
18635	Computer	18635 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-018635	Computer
11208	Computer	11208-		IT Inventory San Antonio	In stock	$0.00
16252	Computer	16252 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-016252	Computer
16226	Computer	16226 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-016226	Computer
18533	Monitor	18533 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
21034	Computer	21034 - 10Zig 4402		IT Inventory San Antonio	In stock	$0.00	SA145TC111	Computer
21043	Computer	21043 - 10Zig 4402	Store175	IT Inventory San Antonio	In Use	$0.00	SA175TC112	Computer
16211	Computer	16211 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-016211	Computer
18639	Computer	18639 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-018639	Computer
16593	Computer	16593 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-016593	Computer
16553	Monitor	16553 - Acer LCD 19" Monitor		IT Inventory San Antonio	In stock	$0.00
16240	Computer	16240 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-016240	Computer
16867	Monitor	16867 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
1836	Monitor	1836 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	In stock	$0.00
16522	Monitor	16522 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
21119	Computer	21119 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-021119	Computer
16590	Computer	16590 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-016590	Computer
1583	Monitor	1583 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	In stock	$0.00
21108	Monitor	21108 - LG 22BL450		IT Inventory San Antonio	In stock	$0.00
16531	Monitor	16531 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
20198	Computer	20198 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-020198	Computer
6766	Computer	6766 - Zebra QLn420		IT Inventory San Antonio	In stock	$0.00	6766	Computer
18507	Monitor	18507 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
19410	Computer	19410 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-019410	Computer
21083	Computer	21083 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-021083	Computer
20077	Computer	20077 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-020077	Computer
19456	Computer	19456 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-019456	Computer
16502	Monitor	16502 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
18535	Monitor	18535 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
16501	Monitor	16501 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
21131	Computer	21131 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-021131	Computer
21132	Computer	21132 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-021132	Computer
17409	Computer	17409 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-017409	Computer
12666	Computer	12666 - Dell Optiplex 3070		IT Inventory San Antonio	In stock	$0.00	SATX-DT-012666	Computer
15048	Computer	15048 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-015048	Computer
18189	Computer	18189 - iGel UD3		IT Inventory San Antonio	In stock	$395.32	PHAZ-IG-018189	Computer
16271	Computer	16271 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-016271	Computer
16517	Monitor	16517 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
20015	Computer	20015 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-020015	Computer
13420	Computer	13420 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-013420	Computer
13546	Computer	13546 - Dell Optiplex 3070		IT Inventory San Antonio	In stock	$0.00	DT-013546	Computer
21112	Computer	21112 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-021112	Computer
585	Monitor	585 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	In stock	$0.00
16393	Monitor	16393 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
18852	Computer	18852 - Zebra QLn420		IT Inventory San Antonio	In stock	$0.00	WH260PRTZ0	Computer
18510	Monitor	18510 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
21041	Computer	21041 - 10Zig 4402		IT Inventory San Antonio	In stock	$0.00	SATX-TC-021041	Computer
16566	Computer	16566 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-016566	Computer
18506	Monitor	18506 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
21037	Computer	21037 - 10Zig 4402		IT Inventory San Antonio	In stock	$0.00	SATX-DT-021037	Computer
15042	Computer	15042 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-015042	Computer
16516	Monitor	16516 - HP LCD 19" V193w		IT Inventory San Antonio	In stock	$0.00
2232	Monitor	2232 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	In stock	$0.00
7597	Computer	7597-		IT Inventory San Antonio	In stock	$0.00
17859	Monitor	17859 - HP V194 Monitor		IT Inventory San Antonio	Installed	$0.00
16275	Computer	16275 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	IG-016275	Computer
564	Monitor	564 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	In stock	$0.00
16584	Computer	16584 - iGel UD2 LX11		IT Inventory San Antonio	In stock	$0.00	SATX-IG-016584	Computer
12792	Computer	12792 - 10Zig 4402		IT Inventory San Antonio	In stock	$0.00	SATX-IG-012792	Computer
17285	Monitor	17285 - ViewSonic LCD 19" LV1911		IT Inventory San Antonio	In stock	$0.00
16362	Monitor	16362 - HP LCD 19" V193w		IT Inventory San Antonio	Installed	$0.00

21050	Computer	21050 - 10Zig 4402		IT Inventory San Antonio	In stock	$0.00	SATX0TC0021050	Computer
18578	Computer	18578 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00	WHXXXHHXX	Computer
13504	Computer	13504 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013504	Computer
11509	Computer	11509 - Dell Optiplex 3070	Aimee	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-011509	Computer
			Aranda
13820	Computer	13820 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013820	Computer
21512	Monitor	21512 - HP V193		TX - San Antonio - Call Center	In stock	$0.00
2218	Monitor	2218 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
12839	Computer	12839 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	s806-dt-012839	Computer
18783	Monitor	18783 - Dell P2419H		TX - San Antonio - Call Center	In stock	$0.00
16894	Monitor	16894 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
13400	Computer	13400 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-013400	Computer
12986	Computer	12986 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012986	Computer
21028	Computer	21028 - 10Zig 4402		TX - San Antonio - Call Center	In stock	$0.00	SA145TC115	Computer
021396	Monitor	021396 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
021379	Computer	021379 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021379	Computer
18211	Monitor	18211 - Dell P2719H	Giovanni	TX - San Antonio - Call Center	In Use	$0.00
			Cardenas
20132	Computer	20132 - Zebra MC9300	Store042	TX - San Antonio - Call Center	In Use	$0.00	SA042HH02	Computer
21507	Monitor	21507 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
18218	Monitor	18218 - Dell P2719H		TX - San Antonio - Call Center	Installed	$0.00
12803	Computer	12803 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012803	Computer
	Windows	VMWare 7,1		TX - San Antonio - Call Center	In Use	$0.00	conns-ivr02	VM
	Server
17464	Computer	17464 - Dell Optiplex 3070	Michael Liu	TX - San Antonio - Call Center	In Use	$0.00	PHAZ-DT-017464	Computer
	Monitor	Dell E2220H		TX - San Antonio - Call Center	In stock	$128.83
21139	Computer	21139 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021139	Computer
13520	Computer	13520 - Dell Optiplex 3070	Sabrita	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013520	Computer
			Duron
11435	Computer	11435 - Dell Optiplex 3060		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-011435	Computer
12817	Computer	12817 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012817	Computer
13863	Computer	13863 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013863	Computer
16554	Computer	16554 - Dell Latitude 7400	Talia Shipley	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-016554.conns.com	Computer
10945	Network Gear	10945 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 1 - Switch 5	Network Gear
16890	Monitor	16890 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
16883	Monitor	16883 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
3287	Monitor	3287 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
20073	Monitor	20073 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
	Windows	VMWare Virtual Platform		TX - San Antonio - Call Center	In Use	$0.00	conns-rds04	VM
	Server
21974	Monitor	21974 - HP Elite Display E231i		TX - San Antonio - Call Center	In stock	$0.00
18182	Computer	18182 - iGel UD3		TX - San Antonio - Call Center	In stock	$395.32	PHAZ-IG-018182	Computer
	Computer	Dell Latitude 5530 i7	Tracy	TX - San Antonio - Call Center	In Use	$1,447.87	satx-lt-021458	Computer
			Williams
17069	Computer	17069 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	W179-DT-017069	Computer
17321	Computer	17321 - Dell Optiplex 3070	Jessica	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-017321	Computer
			Alcantar
17268	Computer	17268 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-017268	Computer
	Computer	Dell Latitude 5520 i5	Robert	TX - San Antonio - Call Center	In Use	$1,449.84		Computer
			Greenup
5624	Computer	5624 - 10Zig 4402		TX - San Antonio - Call Center	In stock	$0.00	Training_97	Computer
18212	Monitor	18212 - Dell P2719H		TX - San Antonio - Call Center	In stock	$0.00
13639	Computer	13639 - Dell Optiplex 3070	SA Col2	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013639	Computer
12760	Computer	12760 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012760	Computer
12783	Computer	12783 - Dell Optiplex 3060		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-012783	Computer
4399	Computer	4399 - HP Compaq DC8300		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-004399	Computer
007221	Monitor	007221 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
13511	Computer	13511 - Dell Optiplex 3070	Store 183	TX - San Antonio - Call Center	In Use	$0.00	s183-dt-013511	Computer
18208	Computer	18208 - iGel UD3		TX - San Antonio - Call Center	In stock	$395.32	SATX-IG-018208	Computer
12516	Computer	12516 - Dell Optiplex 3060	Jacob	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012516.conns.com	Computer
			Hernandez
11495	Computer	11495 - Dell Optiplex 3070	Megan	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-011495	Computer
			Alonzo
	Network Gear	Cisco Meraki MX250-HW		TX - San Antonio - Call Center	In Use	$0.00	SACC - MX-B	Network Gear
13849	Computer	13849 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013849	Computer
20079	Computer	20079 - iGel UD2 LX11	Ronald Maye	TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-020079	Computer
17172	Computer	17172 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-017172	Computer
16875	Monitor	16875 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
18857	Computer	18857 - Zebra QLn420		TX - San Antonio - Call Center	In stock	$0.00	WH260PRTZ0	Computer
18840	Monitor	18840 - Dell P2419H	Arnulfo Mesa	TX - San Antonio - Call Center	Installed	$0.00
6518	Computer	6518 - HP EliteDesk 800 G2 SFF		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-06518	Computer
21268	Computer	21268 - Dell OptiPlex 3080	Fabiola	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-021268.connspci.com	Computer
			Garcia
			Rodriguez
21225	Monitor	21225 - Acer ViewSonic VA2037A-LED	Robert	TX - San Antonio - Call Center	In Use	$0.00
			Greenup
1153	Monitor	1153 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	Installed	$0.00
17191	Computer	17191 - Dell Optiplex 3070	Alexandra	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-017191	Computer
			Cardenas
07449	Monitor	07449 - Acer LCD 19" Monitor		TX - San Antonio - Call Center	In stock	$0.00
000694	Monitor	000694 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
01526	Monitor	01526 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
2450	Computer	2450 - HP Elitebook Folio 9470M		TX - San Antonio - Call Center	In stock	$0.00	TWTX-LT-002450	Computer
13628	Computer	13628 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013628	Computer
12786	Computer	12786 - Dell Optiplex 3070	Melanie	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012786A	Computer
			Deleon
12713	Computer	12713 - Dell Optiplex 3060		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012713	Computer

10952	Network Gear	10952 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 2 - Switch 2	Network Gear
12517	Computer	12517 - Dell Optiplex 3060	Priscilla	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012517	Computer
			Lopez
13513	Computer	13513 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-013513	Computer
	Computer	Dell Precision 3630 Tower		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-010220.conns.com	Computer
03510	Monitor	03510 - HP Compaq L2311c		TX - San Antonio - Call Center	In stock	$0.00
13871	Computer	13871 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013871	Computer
21166	Computer	21166 - HP Elitebook Folio 1040 G3		TX - San Antonio - Call Center	In Use	$0.00	satx-lt-021166.conns.com	Computer
1872	Monitor	1872 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
17180	Computer	17180 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-017180	Computer
3643	Monitor	3643 - ViewSonic LCD 19" LV1911	Priscilla	TX - San Antonio - Call Center	Installed	$0.00
			Lopez
16893	Monitor	16893 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
16881	Monitor	16881 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
13429	Computer	13429 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013429	Computer
17006	Computer	17006 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-017006	Computer
13626	Computer	13626 - Dell Optiplex 3070	Shannon	TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-013626	Computer
			Williams
	Computer	HP Thunderbolt Dock G4		TX - San Antonio - Call Center	In stock	$169.55		Computer
4344	Monitor	4344 - HP EliteDisplay E242	Brenda	TX - San Antonio - Call Center	Installed	$0.00
			Cisneros
07940	Monitor	07940 - HP EliteDisplay E271i 27"		TX - San Antonio - Call Center	In stock	$0.00
10117	Monitor	10117 - HP EliteDisplay E242		TX - San Antonio - Call Center	In stock	$0.00
13610	Computer	13610 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013610	Computer
3524	Monitor	3524 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Network Gear	Cisco WS-C3850-48P-L		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
4390	Computer	4390 - HP ZBook 15		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-004390	Computer
	Monitor	HP P24 G4		TX - San Antonio - Call Center	In stock	$133.13
	Computer	Dell Optiplex 3070	Sean Fuqua	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013471	Computer
12780	Computer	12780 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012780	Computer
12706	Computer	12706 - Dell Optiplex 3060		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012706.conns.com	Computer
21249	Computer	21249 - Dell OptiPlex 3080	Genesis	TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-021249	Computer
			Santiago
	Monitor	Dell E2220H		TX - San Antonio - Call Center	In stock	$128.83
003916	Desktop	003916 - HP Compaq DC7900		TX - San Antonio - Call Center	In use	$0.00
1180	Monitor	1180 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
2271	Monitor	2271 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21272	Computer	21272 - Dell OptiPlex 3080		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-021272.connspci.com	Computer
7372	Computer	7372 - Zebra MC9190	WH003	TX - San Antonio - Call Center	Installed	$0.00	MAC: 002368EACC4D	Computer
18819	Computer	18819 - 10Zig 4402		TX - San Antonio - Call Center	In stock	$0.00	SA264TC113	Computer
021406	Monitor	021406 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
13498	Computer	13498 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013498	Computer
13850	Computer	13850 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013850	Computer
13825	Computer	13825 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013825	Computer
021380	Computer	021380 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021380	Computer
16193	Computer	16193 - HP EliteBook 840 G6	Soonduk	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-016193.conns.com	Computer
			Kwon
12566	Computer	12566 - Dell Optiplex 3060	Warehouse	TX - San Antonio - Call Center	Installed	$0.00	W260-DT-012566	Computer
			260A
16892	Monitor	16892 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
11423	Monitor	11423 - HP EliteDisplay E243		TX - San Antonio - Call Center	Installed	$0.00
11539	Computer	11539 - HP Elitebook 850 G6		TX - San Antonio - Call Center	In Use	$0.00	satx-lt-011539.conns.com	Computer
5535	Computer	5535 - HP Elitebook Folio 1040 G3		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-005535	Computer
21091	Computer	21091 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021091	Computer
16518	Monitor	16518 - HP LCD 19" V193w	Priscilla	TX - San Antonio - Call Center	Installed	$0.00
			Lopez
21326	Computer	21326 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00	Asset 21326	Computer
12853	Computer	12853 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012853	Computer
10100	Computer	10100 - iGel		TX - San Antonio - Call Center	In stock	$0.00		Computer
2949	Monitor	2949 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21701	Computer	21701 - HP EliteBook 865 G10 Notebook	Hazel	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-021701	Computer
			Hitchcock
	Computer	HP Thunderbolt Dock G4		TX - San Antonio - Call Center	In stock	$169.55		Computer
011400	Computer	011400 - Zebra QLn420		TX - San Antonio - Call Center	In stock	$0.00	WH124PRTZ2	Computer
12676	Computer	12676 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012676	Computer
021495	Monitor	021495 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
13463	Computer	13463 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013463	Computer
13474	Computer	13474 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013474	Computer
11417	Computer	11417 - Dell Optiplex 3060	Irma Aragon	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-011417	Computer
018212	Monitor	018212 - Dell P2719H		TX - San Antonio - Call Center	In stock	$0.00
13833	Computer	13833 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013833	Computer
13831	Computer	13831 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013831	Computer
20036	Computer	20036 - Dell Precision 7550	Thomas	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-020036	Computer
			Marquis
021359	Monitor	021359 - Dell E2220H		TX - San Antonio - Call Center	In stock	$0.00
16577	Monitor	16577 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
	Monitor	Dell P2722H		TX - San Antonio - Call Center	In stock	$286.22
008860	Monitor	008860 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21993	Monitor	21993 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
17077	Computer	17077 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-017077	Computer
17092	Computer	17092 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-017092	Computer
12861	Computer	12861 - Dell Optiplex 3070	Jevon	TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-012861	Computer
			Jacobs
02222	Monitor	02222 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
01031	Monitor	01031 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
009573	Monitor	009573 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
13575	Computer	13575 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013575	Computer

12758	Computer	12758 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	DT-012758	Computer
	Computer	Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012711	Computer
12714	Computer	12714 - Dell Optiplex 3070	Brandy	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012714	Computer
			Talamantez
	Monitor	Dell E2220H		TX - San Antonio - Call Center	In stock	$128.83
	Monitor	Dell E2220H		TX - San Antonio - Call Center	In stock	$128.83
021520	Monitor	021520 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
	Computer	Zebra MC9190		TX - San Antonio - Call Center	Installed	$0.00		Computer
13477	Computer	13477 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013477	Computer
	Monitor	HP P24 G5		TX - San Antonio - Call Center	In stock	$133.13
11494	Computer	11494 - Dell Optiplex 3070	Jennifer	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-011494	Computer
			Castillo
10143	Computer	10143 - Dell Optiplex 3060		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-010143	Computer
21207	Computer	21207 - Dell Latitude 7420 i7	Cristina Diaz	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-021207.conns.com	Computer
13868	Computer	13868 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013868	Computer
000656	Monitor	000656 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21252	Computer	21252 - Dell Latitude 7420	Annissia	TX - San Antonio - Call Center	Installed	$0.00	SATX-LT-021252	Computer
			Larrahondo
16908	Monitor	16908 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
16576	Monitor	16576 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
12915	Computer	12915 - Dell Optiplex 3070	SA Col1	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012915	Computer
20022	Computer	20022 - Dell Latitude 7420 i7	Charles	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-020022.conns.com	Computer
			McCall
	Monitor	HP P24 G4		TX - San Antonio - Call Center	In stock	$133.13
7374	Computer	7374 - Zebra MC9190	WH003	TX - San Antonio - Call Center	Installed	$0.00	MAC: 002368ED1F2E	Computer
13512	Computer	13512 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	DT-013521	Computer
17193	Computer	17193 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-017193	Computer
16510	Monitor	16510 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
12846	Computer	12846 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-012846	Computer
12866	Computer	12866 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012866	Computer
15057	Computer	15057 - iGel UD2 LX11	Elizabet	TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-015057	Computer
			Vidales
	Computer	Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012817	Computer
17024	Computer	17024 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	w150-dt-017024	Computer
21214	Monitor	21214 - Dell E2420H		TX - San Antonio - Call Center	In stock	$0.00
11407	Monitor	11407 - HP EliteDisplay E243	Store068	TX - San Antonio - Call Center	Installed	$0.00
012709	Computer	012709 - Dell Optiplex 3070	Clairissa	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012709	Computer
			Galvan
12725	Computer	12725 - Dell Optiplex 3070	Ross Roach	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012725	Computer
10084	Computer	10084 - HP Compaq DC8300		TX - San Antonio - Call Center	In stock	$0.00	S249-DT-010084	Computer
	Monitor	Dell E2220H		TX - San Antonio - Call Center	In stock	$128.83
	Network Gear	Cisco WS-C2960-48TT-L		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
	Monitor	HP P24 G5		TX - San Antonio - Call Center	In stock	$133.13
021492	Monitor	021492 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
001152	Monitor	001152 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
10971	Network Gear	10971 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 4 - Switch 4	Network Gear
19408	Computer	19408 - iGel UD2 LX11	Maria Solis	TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-019408	Computer
5528	Computer	5528 - HP Compaq DC8300	Sabrina	TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-005528	Computer
			Robles
016549	Monitor	016549 - HP V193		TX - San Antonio - Call Center	In stock	$0.00
21196	Monitor	21196 - Dell P2722H	Grace Ogork	TX - San Antonio - Call Center	In Use	$0.00
21195	Monitor	21195 - Dell P2722H	Connie	TX - San Antonio - Call Center	Installed	$0.00
			Alonzo
12932	Computer	12932 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012932	Computer
017884	Monitor	017884 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
16145	Monitor	16145 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
21204	Computer	21204 - Dell Latitude 7420 i7		TX - San Antonio - Call Center	In Use	$0.00	satx-lt-021204.conns.com	Computer
21234	Computer	21234 - Dell OptiPlex 3080	Felix Roa	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-021234.connspci.com	Computer
021398	Monitor	021398 - Acer ViewSonic VA1932WM		TX - San Antonio - Call Center	In stock	$0.00
17188	Computer	17188 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-017188a	Computer
5538	Monitor	5538 - HP Elite Display E231i	Terrie	TX - San Antonio - Call Center	Installed	$0.00
			Hernandez
16861	Monitor	16861 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
25101	Computer	25101 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	PHAZ-IG-025101	Computer
3498	Monitor	3498 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
18089	Monitor	18089 - Dell P2719H		TX - San Antonio - Call Center	In Use	$0.00
16878	Monitor	16878 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
12707	Computer	12707 - Dell Optiplex 3060		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012707	Computer
12715	Computer	12715 - Dell Optiplex 3070	Lauren	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012715	Computer
			Bailey
13880	Computer	13880 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013880	Computer
18766	Monitor	18766 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
13440	Computer	13440 - Dell Optiplex 3070	SA Col3	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013440	Computer
13436	Computer	13436 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-013436	Computer
21963	Computer	21963 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021963	Computer
	Network Gear	Cisco Meraki MR42		TX - San Antonio - Call Center	In Use	$0.00	SACC East - AP 2	Network Gear
03797	Monitor	03797 - HP EliteDisplay E242	Brenda	TX - San Antonio - Call Center	Installed	$0.00
			Cisneros
	Monitor	HP P24 G4		TX - San Antonio - Call Center	In stock	$133.13
03198	Monitor	03198 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
016400	Monitor	016400 - HP V193		TX - San Antonio - Call Center	In stock	$0.00
10072	Computer	10072 - HP ZBook 17	Michael	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-010072	Computer
			Seldon
	Network Gear	Cisco 2951/K9		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
1878	Monitor	1878 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
16280	Monitor	16280 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
18895	Monitor	18895 - HP Elite Display E231i		TX - San Antonio - Call Center	In stock	$0.00

10102	Computer	10102 - iGel		TX - San Antonio - Call Center	In stock	$0.00		Computer
003310	Monitor	003310 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
16555	Computer	16555 - Dell Latitude 7400		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-016555	Computer
7162	Computer	7162 - HP Elitebook 850 G6	Isabel Giffin	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-007162.conns.com	Computer
5056	Computer	5056 - HP Elitebook Folio 9480M		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-005056	Computer
	Computer	Zebra MC9190		TX - San Antonio - Call Center	Installed	$0.00		Computer
16175	Computer	16175 - iGel UD2 LX11		TX - San Antonio - Call Center	In Use	$0.00	SATX-IG-016175	Computer
13777	Computer	13777 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	w275-dt-013777	Computer
12840	Computer	12840 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012840	Computer
19491	Computer	19491 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	IG-019491	Computer
21233	Computer	21233 - Dell OptiPlex 3080	Justin	TX - San Antonio - Call Center	In Use	$0.00	s810-dt-021233.conns.com	Computer
			Farmer
18159	Monitor	18159 - Dell P2719H		TX - San Antonio - Call Center	Installed	$0.00
18110	Monitor	18110 - Dell P2719H		TX - San Antonio - Call Center	Installed	$0.00
18093	Monitor	18093 - Dell P2719H	Joshua Rios	TX - San Antonio - Call Center	In Use	$0.00
16897	Monitor	16897 - HP V194 Monitor	Rebecca	TX - San Antonio - Call Center	Installed	$0.00
			Funes
13598	Computer	13598 - iGel	store262	TX - San Antonio - Call Center	Installed	$0.00	CS262TC001	Computer
			store262
13599	Computer	13599 - iGel	store262	TX - San Antonio - Call Center	Installed	$0.00	CS262TC021	Computer
			store262
18770	Monitor	18770 - Dell P2419H		TX - San Antonio - Call Center	In stock	$0.00
13435	Computer	13435 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013435	Computer
013443	Computer	013443 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-013443	Computer
7444	Computer	7444 - HP Compaq Elite 8300 SFF	Jesus	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-007444	Computer
			Gutierrez
	Network Gear	Cisco Meraki MR42		TX - San Antonio - Call Center	In Use	$0.00	SACC South - AP 3	Network Gear
10949	Network Gear	10949 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	HD-Staging-Switch	Network Gear
16203	Computer	16203 - HP EliteBook 840 G6		TX - San Antonio - Call Center	In Use	$0.00	satx-lt-016203.conns.com	Computer
10688	Computer	10688 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	Repsol TBD	Network Gear
021385	Computer	021385 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021385	Computer
	Computer	Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012933	Computer
12916	Computer	12916 - Dell Optiplex 3070	Tracy	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012916	Computer
			Williams
6248	Computer	6248 - HP Elitebook Folio 1040 G3	Taidong Li	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-006248.conns.com	Computer
18648	Computer	18648 - iGel UD2 LX11	Rosalinda	TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-018648	Computer
			Medina
10950	Network Gear	10950 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	SACC WAN Transit Switch	Network Gear
	Monitor	Dell P2722H		TX - San Antonio - Call Center	In stock	$286.22
11422	Monitor	11422 - HP EliteDisplay E243		TX - San Antonio - Call Center	Installed	$0.00
17036	Computer	17036 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-017036	Computer
21544	Monitor	21544 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21455	Monitor	21455 - Dell P2422H		TX - San Antonio - Call Center	In stock	$0.00
12850	Computer	12850 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012850	Computer
16098	Computer	16098 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016098	Computer
21550	Monitor	21550 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21966	Computer	21966 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021966	Computer
16221	Computer	16221 - iGel UD2 LX11	Beatrice	TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-016221	Computer
			Moreno
6872	Computer	6872 - Zebra MC9190		TX - San Antonio - Call Center	Installed	$0.00	SA042HH01	Computer
12781	Computer	12781 - Dell Optiplex 3060		TX - San Antonio - Call Center	In stock	$0.00	DT-012781	Computer
	Computer	HP EliteBook 865 G9 Ryzen 7		TX - San Antonio - Call Center	In stock	$1,728.81		Computer
18591	Computer	18591 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00	WHXXXHHXX	Computer
021377	Computer	021377 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021377	Computer
01876	Monitor	01876 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Computer	Zebra MC9190		TX - San Antonio - Call Center	Installed	$0.00		Computer
16227	Computer	16227 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016227	Computer
18767	Monitor	18767 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
	Network Gear	Cisco WS-C2960-48TT-L		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
13445	Computer	13445 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013445	Computer
3578	Computer	3578 - HP Compaq DC8000		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-003578	Computer
16158	Monitor	16158 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
13819	Computer	13819 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013819	Computer
11468	Computer	11468 - HP Elitebook 850 G5	Michael Liu	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-011468	Computer
16144	Monitor	16144 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
16399	Monitor	16399 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
5491	Computer	5491 - HP Elitebook Folio 9480M		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-005491	Computer
20439	Computer	20439 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-020439	Computer
16122	Computer	16122 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016122	Computer
15496	Computer	15496 - Dell Optiplex 3070	SA Col3	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-015496	Computer
12869	Computer	12869 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012869	Computer
5610	Computer	5610 - HP Compaq DC6005		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-005610	Computer
12288	Network Gear	12288 - I-Tech KVM Switch DKP117-Fe	store262	TX - San Antonio - Call Center	In Use	$0.00		Network Gear
			store262
21975	Monitor	21975 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
	Monitor	Dell P2422H		TX - San Antonio - Call Center	In stock	$219.48
2193	Monitor	2193 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Computer	Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-011446	Computer
009559	Monitor	009559 - ViewSonic LCD 19" LV1911	Sarah	TX - San Antonio - Call Center	Installed	$0.00
			Adams
20176	Computer	20176 - Dell OptiPlex 3080		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-020176	Computer
12585	Computer	12585 - Dell Optiplex 3060		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012585	Computer
12602	Computer	12602 - Dell Optiplex 3060		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012602	Computer
21102	Computer	21102 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	IG-021102	Computer
21113	Computer	21113 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	IG-021113	Computer
20025	Monitor	20025 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
18781	Monitor	18781 - Dell P2419H		TX - San Antonio - Call Center	In stock	$0.00

	Network Gear	Cisco WS-C2960-48TT-L		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
13447	Computer	13447 - Dell Optiplex 3070	Miranda	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013447	Computer
			Moreno
5609	Computer	5609 - HP Compaq Elite 8300 SFF		TX - San Antonio - Call Center	In stock	$0.00	DT-005609	Computer
5536	Computer	5536 - HP EliteDesk 800 G3 TWR	Michael Liu	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-005536.conns.com	Computer
16092	Computer	16092 - Dell Latitude 5500		TX - San Antonio - Call Center	In Use	$0.00	satx-lt-016092.conns.com	Computer
	Computer	Zebra MC9190		TX - San Antonio - Call Center	Installed	$0.00		Computer
2201	Monitor	2201 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	Installed	$0.00
021387	Computer	021387 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021387	Computer
003274	Monitor	003274 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
6510	Computer	6510 - HP Elitebook Folio 1040 G3		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-006510	Computer
021389	Computer	021389 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021389	Computer
16125	Computer	16125 - iGel UD2 LX11	Suzee	TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-016125	Computer
			Whetstone
21072	Computer	21072 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00		Computer
5599	Monitor	5599 - HP EliteDisplay E273m 27"		TX - San Antonio - Call Center	Installed	$0.00
009568	Monitor	009568 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
12809	Computer	12809 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012809A	Computer
5530	Computer	5530 - HP Compaq DC6000		TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-005530	Computer
	Monitor	HP EliteDisplay E242		TX - San Antonio - Call Center	In stock	$0.00
3373	Monitor	3373 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
16969	Monitor	16969 - HP EliteDisplay E273m 27"		TX - San Antonio - Call Center	Installed	$0.00
12586	Computer	12586 - Dell Optiplex 3060		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012586.conns.com	Computer
021494	Monitor	021494 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21430	Monitor	21430 - HP EliteDisplay E243	Clairissa	TX - San Antonio - Call Center	In Use	$0.00
			Galvan
10690	Computer	10690 - Dell Optiplex 3060		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-010690	Computer
17378	Computer	17378 - iGel UD2 LX11		TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-017378	Computer
19418	Computer	19418 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	XXXX-IG-019418	Computer
3226	Monitor	3226 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
636	Monitor	636 -		TX - San Antonio - Call Center	Installed	$0.00
18644	Computer	18644 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-018644	Computer
DT-012874	Computer	DT-012874 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012874	Computer
10074	Computer	10074 - 10Zig 4402		TX - San Antonio - Call Center	In stock	$0.00	SA233TC119	Computer
17201	Computer	17201 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-017201	Computer
16619	Computer	16619 - 10Zig 4402		TX - San Antonio - Call Center	Installed	$0.00	SA290TC111	Computer
21194	Monitor	21194 - Dell P2722H	Connie	TX - San Antonio - Call Center	In Use	$0.00
			Alonzo
16548	Monitor	16548 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
12812	Computer	12812 - Dell Optiplex 3070	Sarah	TX - San Antonio - Call Center	Installed	$0.00	DT-012812	Computer
			Adams
12615	Computer	12615 - 10Zig 4402		TX - San Antonio - Call Center	In stock	$0.00	SA264TC115	Computer
13961	Computer	13961 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013961	Computer
13956	Computer	13956 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00		Computer
021505	Monitor	021505 - HP V193		TX - San Antonio - Call Center	In stock	$0.00
21111	Computer	21111 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021111	Computer
20075	Computer	20075 - iGel UD2 LX11	Guadalupe	TX - San Antonio - Call Center	In Use	$0.00	SATX-IG-020075	Computer
			Granillo
21223	Monitor	21223 - Acer ViewSonic VA2037A-LED	Robert	TX - San Antonio - Call Center	Installed	$0.00
			Greenup
21459	Computer	21459 - Dell Latitude 5530 i5	Michael	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-021459	Computer
			Holland
	Computer	Motorola MC92N0		TX - San Antonio - Call Center	Installed	$0.00		Computer
5588	Monitor	5588 - Asus VS197T-P		TX - San Antonio - Call Center	Installed	$0.00
18525	Monitor	18525 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
12900	Computer	12900 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-012900	Computer
16228	Computer	16228 - iGel UD2 LX11	Jennifer	TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-016228	Computer
			Garza
1857	Monitor	1857 - ViewSonic LCD 19" LV1911	Priscilla	TX - San Antonio - Call Center	Installed	$0.00
			Lopez
16869	Monitor	16869 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
16505	Monitor	16505 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
12833	Computer	12833 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012833	Computer
12808	Computer	12808 - Dell Optiplex 3070	Noreal	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012808	Computer
			Standfield
02268	Monitor	02268 - ViewSonic LCD 19" LV1911	Priscilla	TX - San Antonio - Call Center	In Use	$0.00
			Lopez
21133	Computer	21133 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	IG-021133	Computer
000684	Monitor	000684 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
000623	Monitor	000623 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
13535	Computer	13535 - Dell Optiplex 3070	Tracy	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013535	Computer
			Williams
1573	Monitor	1573 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
10967	Network Gear	10967 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 2 - Switch 1	Network Gear
20437	Computer	20437 - iGel UD2 LX11	Diana Parra	TX - San Antonio - Call Center	In Use	$0.00	SATX-IG-020437	Computer
18769	Monitor	18769 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
18796	Monitor	18796 - Dell P2419H		TX - San Antonio - Call Center	In stock	$0.00
04352	Monitor	04352 - Samsung LED 24" S24C200		TX - San Antonio - Call Center	In stock	$0.00
20061	Monitor	20061 - LG 22BL450	Store071	TX - San Antonio - Call Center	In Use	$0.00
16170	Computer	16170 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016170	Computer
13482	Computer	13482 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013482	Computer
001833	Monitor	001833 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
13415	Computer	13415 - Dell Latitude 5500		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-013415	Computer
9545	Monitor	9545 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	Installed	$0.00
12947	Computer	12947 - Dell Optiplex 3070	Store244	TX - San Antonio - Call Center	In Use	$0.00	S244-DT-012947	Computer
11518	Computer	11518 - Dell Optiplex 3060		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-011518.conns.com	Computer

	Windows	Dell PowerEdge R6515		TX - San Antonio - Call Center	In Use	$0.00	conns-fs02	VM
	Server
11496	Computer	11496 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-011496	Computer
10947	Network Gear	10947 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 1 - Switch 7	Network Gear
12819	Computer	12819 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012819	Computer
21540	Monitor	21540 - Asus VS197T-P	Priscilla	TX - San Antonio - Call Center	Installed	$0.00
			Lopez
13612	Computer	13612 - Dell Optiplex 3070	Sonya Flores	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013612a	Computer
021502	Monitor	021502 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
13533	Computer	13533 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013533a	Computer
13551	Computer	13551 - Dell Optiplex 3070	Diana	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013551	Computer
			Rodriguez
13510	Computer	13510 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-013510	Computer
	Computer	HP EliteBook 865 G10 Notebook		TX - San Antonio - Call Center	In stock	$1,191.72		Computer
21086	Computer	21086 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021086	Computer
7361	Computer	7361 - 10Zig 4402	Store064	TX - San Antonio - Call Center	Installed	$0.00	SA64TC0134	Computer
17814	Monitor	17814 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
021497	Monitor	021497 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
20068	Monitor	20068 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
5506	Computer	5506 - HP Compaq Elite 8300 SFF		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-005506	Computer
3533	Monitor	3533 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
15053	Computer	15053 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-015053	Computer
16101	Computer	16101 - Dell Latitude 5500	Crystalyn	TX - San Antonio - Call Center	Installed	$0.00	SATX-LT-016101	Computer
			Paradise
3320	Monitor	3320 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	Installed	$0.00
2962	Computer	2962 - HP EliteDesk 800 G1 SFF	Sonya Flores	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-021161	Computer
7401	Computer	7401 - HP Compaq DC8300		TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-007401	Computer
	Windows	VMWare 7,1		TX - San Antonio - Call Center	In Use	$0.00	conns-ap01	VM
	Server
21964	Computer	21964 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021964	Computer
000677	Monitor	000677 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
16255	Computer	16255 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016255	Computer
3638	Monitor	3638 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
12836	Computer	12836 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	s806-dt-018236	Computer
5504	Computer	5504 - HP Compaq DC8300		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-005504	Computer
5503	Computer	5503 - HP Compaq DC8300		TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-005503	Computer
	Windows	VMWare 7,1		TX - San Antonio - Call Center	In Use	$0.00	conns-ivr01	VM
	Server
13642	Computer	13642 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013642	Computer
000585	Monitor	000585 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
13541	Computer	13541 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013541	Computer
13543	Computer	13543 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013543	Computer
1557	Computer	1557 - HP Elitebook Folio 9470M		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-001557	Computer
013502	Computer	013502 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-013502	Computer
21246	Computer	21246 - iGel UD3	Dereck	TX - San Antonio - Call Center	In Use	$395.32	SATX-IG-021246	Computer
			Wernert
21122	Computer	21122 - Dell Latitude 7420 i7	Grace Ogork	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-021122.conns.com	Computer
21062	Computer	21062 - Dell Latitude 7420 i7	Jesus	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-021062	Computer
			Gutierrez
17317	Computer	17317 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-017317	Computer
16872	Monitor	16872 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
12980	Computer	12980 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012980	Computer
12963	Computer	12963 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012963	Computer
10953	Network Gear	10953 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 2 - Switch 3	Network Gear
	Windows	VMWare Virtual Platform		TX - San Antonio - Call Center	In Use	$0.00	conns-pr02	VM
	Server
	Windows	VMWare Virtual Platform		TX - San Antonio - Call Center	In Use	$0.00	conns-net02	VM
	Server
17278	Monitor	17278 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
15076	Monitor	15076 - Acer ViewSonic VA2037A-LED	Robert	TX - San Antonio - Call Center	In Use	$0.00
			Greenup
16815	Computer	16815 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016815	Computer
1032	Monitor	1032 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
18619	Computer	18619 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-018619	Computer
16514	Monitor	16514 - HP LCD 19" V193w	Priscilla	TX - San Antonio - Call Center	Installed	$0.00
			Lopez
9242	Monitor	9242 - ViewSonic VA903		TX - San Antonio - Call Center	In stock	$0.00
21560	Monitor	21560 - HP EliteDisplay E243	Amanda	TX - San Antonio - Call Center	In Use	$0.00
			Shepard
	Monitor	Dell P2422H		TX - San Antonio - Call Center	In stock	$193.21
4409	Monitor	4409 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
021508	Monitor	021508 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
13622	Computer	13622 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013622	Computer
16138	Monitor	16138 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
4419	Computer	4419 - HP Compaq DC8300		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-004419	Computer
21266	Computer	21266 - Dell OptiPlex 3080	Linda Acuna	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-021266.conns.com	Computer
			Mata
021357	Monitor	021357 - Dell E2220H		TX - San Antonio - Call Center	In stock	$0.00
21441	Computer	21441 - Dell Latitude 5530 i5	Charles	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-021441	Computer
			McCall
16097	Computer	16097 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016097	Computer
21271	Computer	21271 - Dell OptiPlex 3080		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-021271.connspci.com	Computer
021401	Monitor	021401 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
021530	Monitor	021530 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
17174	Computer	17174 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-017174	Computer
16873	Monitor	16873 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
16880	Monitor	16880 - Asus VS197T-P		TX - San Antonio - Call Center	Installed	$0.00

16905	Monitor	16905 - HP V194 Monitor	Priscilla	TX - San Antonio - Call Center	Installed	$0.00
			Lopez
18853	Computer	18853 - Zebra QLn420		TX - San Antonio - Call Center	In stock	$0.00	18853	Computer
12678	Computer	12678 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	s106-dt-012678	Computer
000621	Monitor	000621 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
8675	Computer	8675 - HP Elitebook Folio 1040 G3		TX - San Antonio - Call Center	In Use	$0.00	satx-lt-008675.conns.com	Computer
18505	Monitor	18505 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
3507	Monitor	3507 - ViewSonic LCD 19" LV1911	Priscilla	TX - San Antonio - Call Center	Installed	$0.00
			Lopez
1075	Monitor	1075 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	Installed	$0.00
12880	Computer	12880 - Dell Optiplex 3070	Katelynn	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012880	Computer
			Pitchford
10137	Computer	10137 - HP ProDesk 400 G5	Jesus	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-010137.conns.com	Computer
			Gutierrez
5627	Computer	5627 - HP Compaq DC8300		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-005627	Computer
	Monitor	HP Smartbuy P27h G5 27" FHD IPS Monitor		TX - San Antonio - Call Center	In stock	$165.45
13455	Computer	13455 - Dell Optiplex 3070	Samantha	TX - San Antonio - Call Center	Installed	$0.00	satx-dt-013455	Computer
			Stephens
16248	Monitor	16248 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21446	Computer	21446 - HP EliteBook 865 G9 Ryzen 7		TX - San Antonio - Call Center	In stock	$1,293.98		Computer
000631	Monitor	000631 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
13837	Computer	13837 - Dell Optiplex 3070	Melanie	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013837	Computer
			Deleon
	Computer	Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013618B	Computer
001104	Monitor	001104 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
17061	Computer	17061 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-017061	Computer
2928	Computer	2928 - HP Elitebook Folio 9470M		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-002928	Computer
021053	Monitor	021053 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
18579	Computer	18579 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00	WHXXXHHXX	Computer
	Monitor	HP P24 G5		TX - San Antonio - Call Center	In stock	$133.13
21962	Computer	21962 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021962	Computer
021499	Monitor	021499 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
	Computer	HP Thunderbolt Dock G4		TX - San Antonio - Call Center	In stock	$169.55		Computer
16901	Monitor	16901 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
20063	Monitor	20063 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
21996	Monitor	21996 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
5657	Computer	5657 - HP Elitebook Folio 1040 G3		TX - San Antonio - Call Center	In Use	$0.00	satx-lt-005657.conns.com	Computer
16112	Monitor	16112 - HP V193	Priscilla	TX - San Antonio - Call Center	Installed	$0.00
			Lopez
16868	Monitor	16868 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
16352	Monitor	16352 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
16142	Monitor	16142 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
12891	Computer	12891 - Dell Optiplex 3070	Amanda	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012891	Computer
			Shepard
5630	Computer	5630 - HP Compaq DC6000		TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-005630	Computer
5625	Computer	5625 - HP Compaq DC6000		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-005625	Computer
12769	Computer	12769 - iGel		TX - San Antonio - Call Center	In stock	$0.00	CS190TC021	Computer
18585	Computer	18585 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00	WHXXXHHXX	Computer
12512	Monitor	12512 - HP EliteDisplay E243	Clairissa	TX - San Antonio - Call Center	In Use	$0.00
			Galvan
02258	Monitor	02258 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$96.34
13464	Computer	13464 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	s806-dt-013484	Computer
3008	Computer	3008 - HP Elitebook Folio 9480M		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-003008	Computer
21965	Computer	21965 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021965	Computer
5546	Computer	5546 -	JP Hogan	TX - San Antonio - Call Center	Installed	$0.00
21237	Computer	21237 - Dell OptiPlex 3080	Sarah	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-021237.conns.com	Computer
			Santiago
19423	Computer	19423 - iGel UD2 LX11	Gary Garcia	TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-019423	Computer
17169	Computer	17169 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-017169	Computer
17246	Monitor	17246 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
16899	Monitor	16899 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
20070	Monitor	20070 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
013422	Computer	013422 - Dell Optiplex 3070		TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-013422	Computer
12955	Computer	12955 - Dell Optiplex 3070	Jewel Terrell	TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-012955	Computer
017254	Monitor	017254 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
13399	Computer	13399 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-013399	Computer
16429	Computer	16429 - HP EliteBook 840 G6		TX - San Antonio - Call Center	In Use	$0.00	satx-lt-016429	Computer
	Computer	Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-017265b	Computer
12868	Computer	12868 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012868	Computer
13603	Computer	13603 - Dell Optiplex 3070	Christian	TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-013603	Computer
			Campbell
18216	Monitor	18216 - Dell P2722H	Hazel	TX - San Antonio - Call Center	In Use	$0.00
			Hitchcock
000723	Monitor	000723 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
2264	Monitor	2264 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
17206	Computer	17206 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-017206	Computer
	Computer	Dell Optiplex 3070	Sergio	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013579	Computer
			Aranda
13627	Computer	13627 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013627	Computer
000707	Monitor	000707 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Monitor	Dell E2220H		TX - San Antonio - Call Center	In stock	$128.83
13906	Computer	13906 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013906	Computer
21985	Monitor	21985 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
2204	Monitor	2204 - ViewSonic LCD 19" LV1911	Priscilla	TX - San Antonio - Call Center	Installed	$0.00
			Lopez
021397	Monitor	021397 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00

16496	Computer	16496 - iGel UD2 LX11	Norma	TX - San Antonio - Call Center	In Use	$0.00	SATX-IG-016496	Computer
			Delgado
21066	Computer	21066 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00		Computer
021386	Computer	021386 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021386	Computer
9548	Monitor	9548 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
16902	Monitor	16902 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
16578	Monitor	16578 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
12958	Computer	12958 - Dell Optiplex 3070		TX - San Antonio - Call Center	Installed	$0.00	satx-dt-012958	Computer
16698	Computer	16698 - Dell Latitude 7400	Deepthi	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-016698	Computer
			Kethavath
17203	Computer	17203 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-017203	Computer
12960	Computer	12960 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	S287-DT-012960	Computer
000696	Monitor	000696 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
13462	Computer	13462 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013462	Computer
18156	Monitor	18156 - Dell P2719H		TX - San Antonio - Call Center	In stock	$0.00
21539	Monitor	21539 - Dell E2417H		TX - San Antonio - Call Center	In stock	$0.00
13601	Computer	13601 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013601	Computer
013556	Computer	013556 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-013556	Computer
16545	Monitor	16545 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
16509	Monitor	16509 - HP LCD 19" V193w	Store068	TX - San Antonio - Call Center	Installed	$0.00
4407	Computer	4407 - HP Compaq DC8300		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-004407	Computer
13978	Computer	13978 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013978	Computer
13927	Computer	13927 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013927	Computer
02260	Monitor	02260 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
20076	Computer	20076 - iGel UD2 LX11	Fabiola	TX - San Antonio - Call Center	In Use	$0.00	SATX-IG-020076	Computer
			Garcia
			Rodriguez
16150	Monitor	16150 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
13764	Computer	13764 - Dell Optiplex 3070	Samantha	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013764	Computer
			Stephens
21431	Computer	21431 - Dell Latitude 5530 i7	Daniel	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-021431.conns.com	Computer
			Rodriquez Jr
21075	Computer	21075 - Dell Latitude 7420 i5	Jessica	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-021075.conns.com	Computer
			Alcantar
18877	Computer	18877 - Dell Latitude 7420	Gracie Diaz	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-018877	Computer
000668	Monitor	000668 - ViewSonic LCD 19" LV1911	Tracey	TX - San Antonio - Call Center	In Use	$0.00
			Williams
16874	Monitor	16874 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
10153	Monitor	10153 - HP EliteDisplay E243	Michael	TX - San Antonio - Call Center	Installed	$0.00
			Seldon
16159	Monitor	16159 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
7389	Computer	7389 - Zebra QLn420		TX - San Antonio - Call Center	In stock	$0.00	WH124PRTZ6	Computer
	Monitor	Dell P2722H		TX - San Antonio - Call Center	In stock	$0.00
12970	Computer	12970 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012970	Computer
1578	Monitor	1578 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
16700	Computer	16700 - Dell Latitude 7410		TX - San Antonio - Call Center	In stock	$0.00	PHAZ-LT-016700	Computer
18761	Monitor	18761 - Dell P2419H		TX - San Antonio - Call Center	In Use	$0.00
	Computer	Motorola MC92N0		TX - San Antonio - Call Center	In stock	$0.00	SA080HH14	Computer
16357	Monitor	16357 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
12859	Computer	12859 - Dell Optiplex 3070	Kevin Smith	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012859	Computer
5568	Computer	5568 - HP Compaq DC6000		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-005568	Computer
12595	Computer	12595 - Dell Optiplex 3060		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-012595	Computer
021353	Monitor	021353 - Dell E2220H		TX - San Antonio - Call Center	In stock	$0.00
3683	Computer	3683 - HP Elitebook Folio 9480M		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-003683	Computer
	Computer	Dell Optiplex 3070	Allison	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013532	Computer
			Villanueva
	Computer	Dell Optiplex 3070	Alicia Licea	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012845	Computer
18133	Monitor	18133 - Dell P2719H		TX - San Antonio - Call Center	In stock	$0.00
18082	Monitor	18082 - Dell P2719H	Vanessa	TX - San Antonio - Call Center	In Use	$0.00
			Delgado
13569	Computer	13569 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013569	Computer
4412	Computer	4412 - HP Compaq DC8300		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-004412	Computer
021351	Monitor	021351 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
21136	Computer	21136 - iGel UD2 LX11	Katelynn	TX - San Antonio - Call Center	In Use	$0.00	SATX-IG-021136	Computer
			Pitchford
16127	Computer	16127 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016127	Computer
18838	Computer	18838 - Dell Latitude 7420 i5		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-018838	Computer
16882	Monitor	16882 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
12965	Computer	12965 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012965	Computer
16833	Computer	16833 - iGel UD2 LX11		TX - San Antonio - Call Center	In Use	$0.00	SATX-IG-016833	Computer
18142	Monitor	18142 - Dell P2719H	Giovanni	TX - San Antonio - Call Center	In Use	$0.00
			Cardenas
021551	Computer	021551 - HP EliteBook 865 G9 Ryzen 7	L Jay Smith	TX - San Antonio - Call Center	In Use	$1,293.98	SATX-LT-021551	Computer
6721	Computer	6721 - Zebra MC9190		TX - San Antonio - Call Center	Installed	$0.00	MAC: 00:23:68:BF:FF:BA	Computer
16100	Computer	16100 - iGel UD2 LX11	Denise	TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-016100	Computer
			Vergara
12851	Computer	12851 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012851	Computer
13427	Computer	13427 - Dell Optiplex 3070	Veronica	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013427	Computer
			Alvarez
000561	Monitor	000561 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In Use	$0.00
2267	Monitor	2267 - ViewSonic LCD 19" LV1911	Priscilla	TX - San Antonio - Call Center	Installed	$0.00
			Lopez
	Computer	Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012920	Computer
002662	Monitor	002662 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Computer	HP EliteBook 865 G9 Ryzen 7	L Jay Smith	TX - San Antonio - Call Center	In Use	$1,293.98		Computer
13640	Computer	13640 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	s806-dt-013640	Computer
13567	Computer	13567 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013567	Computer

5907	Computer	5907 - Zebra QLn420		TX - San Antonio - Call Center	In stock	$0.00	WH126PRTZ1	Computer
18215	Monitor	18215 - Dell P2719H	Vanessa	TX - San Antonio - Call Center	In Use	$0.00
			Delgado
04351	Monitor	04351 - Samsung LED 24" S24C200		TX - San Antonio - Call Center	In stock	$0.00
7546	Computer	7546 - HP Compaq DC8300		TX - San Antonio - Call Center	In stock	$0.00	S260-DT-007546	Computer
	Monitor	Dell E2220H		TX - San Antonio - Call Center	In stock	$128.83
	Monitor	Dell E2220H		TX - San Antonio - Call Center	In stock	$128.83
13980	Computer	13980 - Dell Optiplex 3070		TX - San Antonio - Call Center	Installed	$0.00	satx-dt-013980	Computer
13903	Computer	13903 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013903	Computer
21542	Monitor	21542 - Samsung LED 24" S24C200		TX - San Antonio - Call Center	In stock	$0.00
21978	Monitor	21978 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
19494	Computer	19494 - iGel UD2 LX11	Store137	TX - San Antonio - Call Center	In Use	$0.00	SATX-IG-019494	Computer
1575	Monitor	1575 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Network Gear	Cisco WS-C2960-48TT-L		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
12518	Computer	12518 - Dell Optiplex 3060		TX - San Antonio - Call Center	In Use	$0.00	S159-DT-012518	Computer
	Network Gear	Panorama DMM-6-60 - Antenna		TX - San Antonio - Call Center	In stock	$38.43		Network Gear
16575	Monitor	16575 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
13495	Monitor	13495 - HP EliteDisplay E243		TX - San Antonio - Call Center	Installed	$0.00
12968	Computer	12968 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012968	Computer
10943	Network Gear	10943 - Cisco Meraki MR42		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
18541	Computer	18541 - iGel UD2 LX11	Marlene	TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-018541	Computer
			Sumpter
5623	Computer	5623 - HP Compaq DC8300		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-005623	Computer
	Windows	VMWare 7,1		TX - San Antonio - Call Center	In Use	$0.00	conns-pr02n	VM
	Server
	Computer	Dell Optiplex 3070	Lydia Ibarra	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012983	Computer
21212	Monitor	21212 - Dell E2420H		TX - San Antonio - Call Center	Installed	$0.00
13885	Computer	13885 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-013885	Computer
10968	Network Gear	10968 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 4 - Switch 1	Network Gear
021515	Computer	021515 - Motorola MC92N0		TX - San Antonio - Call Center	In stock	$0.00	Motorola MC92N0	Computer
18622	Monitor	18622 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
18795	Monitor	18795 - Dell P2419H		TX - San Antonio - Call Center	In stock	$0.00
	Network Gear	Cisco WS-C2960-48TT-L		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
1088	Monitor	1088 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Monitor	HP Smartbuy P27h G4 27" FHD IPS Monitor		TX - San Antonio - Call Center	In stock	$226.93
18191	Computer	18191 - iGel UD3		TX - San Antonio - Call Center	In stock	$395.32	IG-018191	Computer
021496	Monitor	021496 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
1035	Monitor	1035 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Computer	Dell Optiplex 3070	Kelly Green	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-016430	Computer
1849	Monitor	1849 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
12818	Computer	12818 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012818	Computer
001535	Desktop	001535 - HP Compaq DC8000		TX - San Antonio - Call Center	In Use	$0.00
13578	Computer	13578 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013578	Computer
21469	Computer	21469 - HP EliteBook 865 G9 Ryzen 7	Aaron De	TX - San Antonio - Call Center	In Use	$1,293.98	SATX-LT-021469	Computer
			Lara
20170	Computer	20170 - Dell Latitude 7420	Felix	TX - San Antonio - Call Center	Installed	$0.00	SATX-LT-020170	Computer
			Melendes
12854	Computer	12854 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012854	Computer
18804	Monitor	18804 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
	Network Gear	Cisco Meraki MR42		TX - San Antonio - Call Center	In Use	$0.00	SACC - AP 4 - Back Offices	Network Gear
21990	Monitor	21990 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
16394	Monitor	16394 - HP V194 Monitor	Ileana Torres	TX - San Antonio - Call Center	In Use	$0.00
012606	Computer	012606 - Dell Optiplex 3060		TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-012606	Computer
10101	Computer	10101 - iGel		TX - San Antonio - Call Center	In stock	$0.00		Computer
1881	Monitor	1881 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21143	Computer	21143 - Dell Latitude 7420 i7	Avinash	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-021143	Computer
			Babu
			Thomas
16277	Computer	16277 - iGel UD2 LX11	Beatrice	TX - San Antonio - Call Center	In Use	$0.00	SATX-IG-016277	Computer
			Moreno
	Communication	Apple iPad with Wi-Fi + Cellular (7th Gen - 32 GB Space	Aaron De	TX - San Antonio - Call Center	In Use	$0.00	Apple iPad	Communication
	Device	Gray)	Lara					Device
12828	Computer	12828 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012828	Computer
009551	Monitor	009551 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21452	Monitor	21452 - HP EliteDisplay E242		TX - San Antonio - Call Center	In stock	$0.00
13568	Computer	13568 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-013568	Computer
13572	Computer	13572 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013572	Computer
12753	Computer	12753 - iGel		TX - San Antonio - Call Center	In stock	$0.00	CS121TC001	Computer
19582	Computer	19582 - Dell Latitude 7410		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-019582	Computer
18183	Computer	18183 - iGel UD3		TX - San Antonio - Call Center	Installed	$395.32	PHAZ-IG-018183	Computer
13591	Computer	13591 - 10Zig 4402	store262	TX - San Antonio - Call Center	Installed	$0.00	SA262TC111	Computer
			store262
20440	Computer	20440 - iGel UD2 LX11	Rosie	TX - San Antonio - Call Center	In Use	$0.00	SATX-IG-020440	Computer
			Delacruz
016568	Computer	016568 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016568	Computer
12703	Computer	12703 - Dell Optiplex 3060		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012703.conns.com	Computer
16094	Computer	16094 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016094	Computer
16599	Computer	16599 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016599	Computer
	Monitor	Dell P2722H		TX - San Antonio - Call Center	In stock	$0.00
10154	Monitor	10154 - HP EliteDisplay E243	Michael	TX - San Antonio - Call Center	Installed	$0.00
			Seldon
2263	Monitor	2263 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
016161	Monitor	016161 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
000637	Monitor	000637 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
17229	Monitor	17229 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	Installed	$0.00
16139	Monitor	16139 - HP LCD 19" V193w	Priscilla	TX - San Antonio - Call Center	Installed	$0.00
			Lopez

12827	Computer	12827 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-012827	Computer
21989	Monitor	21989 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
17270	Computer	17270 - Dell Optiplex 3070	Samantha	TX - San Antonio - Call Center	Installed	$0.00	S806-DT-017270	Computer
			Stephens
10964	Network Gear	10964 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 1 - Switch 2	Network Gear
	Computer	Zebra MC9190		TX - San Antonio - Call Center	Installed	$0.00		Computer
18620	Monitor	18620 - HP Elite Display E231i		TX - San Antonio - Call Center	In stock	$0.00
16148	Monitor	16148 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
12824	Computer	12824 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012824	Computer
3552	Monitor	3552 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
021388	Computer	021388 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021388	Computer
18124	Monitor	18124 - Dell P2719H	Joshua Rios	TX - San Antonio - Call Center	In Use	$0.00
16592	Computer	16592 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016592	Computer
13570	Computer	13570 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-013570	Computer
13539	Computer	13539 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013539	Computer
13553	Computer	13553 - Dell Optiplex 3070		TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-013553	Computer
21231	Computer	21231 - Dell OptiPlex 3080		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-021231.conns.com	Computer
17018	Computer	17018 -		TX - San Antonio - Call Center	In stock	$0.00
12977	Computer	12977 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00
6399	Computer	6399 - 10Zig 4402	store262	TX - San Antonio - Call Center	Installed	$0.00	SA262TC113	Computer
			store262
18794	Monitor	18794 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
18086	Monitor	18086 - Dell P2719H		TX - San Antonio - Call Center	In Use	$0.00
5654	Computer	5654 - HP EliteDesk 800 G1 SFF		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-005654.conns.com	Computer
21968	Computer	21968 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021968	Computer
021391	Monitor	021391 - Dell P2422H		TX - San Antonio - Call Center	In stock	$0.00
16595	Computer	16595 - iGel UD2 LX11	Jerishia Diaz	TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-016595	Computer
16907	Monitor	16907 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
12956	Computer	12956 - Dell Optiplex 3070	Maria	TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-012956	Computer
			Rosenau
	Windows	VMWare 7,1		TX - San Antonio - Call Center	In Use	$0.00	conns-auto02	VM
	Server
10941	Network Gear	10941 - Cisco Meraki MR42		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
16696	Computer	16696 - Dell Latitude 7410		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-016696	Computer
016561	Computer	016561 - HP EliteBook 840 G6	Tracy	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-016561	Computer
			Williams
021402	Monitor	021402 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
21245	Computer	21245 - iGel UD3	Joshua Rios	TX - San Antonio - Call Center	In Use	$395.32	SATX-IG-021245	Computer
009555	Monitor	009555 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
3529	Monitor	3529 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
18537	Monitor	18537 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
12823	Computer	12823 - Dell Optiplex 3070	Jessica	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012823	Computer
			Alcantar
021363	Computer	021363 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021363	Computer
21999	Monitor	21999 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
	Monitor	Dell P2422H		TX - San Antonio - Call Center	In stock	$219.48
21150	Computer	21150 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00		Computer
	Monitor	Dell P2422H		TX - San Antonio - Call Center	In stock	$0.00
12845	Computer	12845 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-12845	Computer
02177	Monitor	02177 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Monitor	HP P24 G4		TX - San Antonio - Call Center	In stock	$133.13
20067	Monitor	20067 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
13428	Computer	13428 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013428	Computer
13410	Computer	13410 - Dell Optiplex 3070	Alicia Licea	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013410	Computer
21056	Monitor	21056 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
018696	Computer	018696 - Motorola MC92N0		TX - San Antonio - Call Center	In stock	$0.00	Motorola MC92N0	Computer
002177	Monitor	002177 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Monitor	ViewSonic LCD 19" LV1911	Jennifer	TX - San Antonio - Call Center	In Use	$0.00
			Garza
11509	Computer	11509 - Dell OptiPlex 3080		TX - San Antonio - Call Center	In stock	$0.00		Computer
21121	Computer	21121 - Dell Latitude 7420 i5	Justin	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-021121.conns.com	Computer
			Jimenez
7823	Computer	7823 - HP Elitebook Folio 1040 G3		TX - San Antonio - Call Center	In Use	$0.00	satx-lt-007823.conns.com	Computer
2191	Monitor	2191 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	Installed	$0.00
18205	Computer	18205 - iGel UD3		TX - San Antonio - Call Center	In stock	$395.32	PHAZ-IG-018205	Computer
16364	Monitor	16364 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
16530	Monitor	16530 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
	Computer	Dell Latitude 5530 i7		TX - San Antonio - Call Center	In Use	$1,447.87	stx-lt-021459.conns.com	Computer
016358	Monitor	016358 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Computer	HP EliteBook 845 G9 Ryzen 7		TX - San Antonio - Call Center	In Use	$1,365.33		Computer
	Computer	Zebra MC9190		TX - San Antonio - Call Center	Installed	$0.00		Computer
13843	Computer	13843 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-013843	Computer
5578	Monitor	5578 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	Installed	$0.00
1835	Monitor	1835 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
16137	Monitor	16137 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
01870	Monitor	01870 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
17363	Computer	17363 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-017363	Computer
13547	Computer	13547 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-013547	Computer
12545	Computer	12545 - Dell Optiplex 3060	Jessica	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012545	Computer
			Alcantar
21232	Computer	21232 - Dell OptiPlex 3080		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-021232.connspci.com	Computer
000713	Monitor	000713 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
021509	Monitor	021509 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
18607	Monitor	18607 - Dell E1920H		TX - San Antonio - Call Center	Installed	$0.00
18797	Monitor	18797 - Dell P2419H		TX - San Antonio - Call Center	In stock	$0.00
20062	Monitor	20062 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
13433	Computer	13433 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013433	Computer

13430	Computer	13430 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013430	Computer
17083	Computer	17083 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-017083	Computer
12945	Computer	12945 - Dell Optiplex 3070	Brittany Lee	TX - San Antonio - Call Center In Use		$0.00	SATX-DT-012945	Computer
21547	Monitor	21547 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
11543	Computer	11543 - HP Elitebook 850 G5	Chris Garcia	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-011543.conns.com	Computer
13500	Computer	13500 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013500	Computer
21559	Monitor	21559 - HP EliteDisplay E243	Amanda	TX - San Antonio - Call Center	In Use	$0.00
			Shepard
10951	Network Gear	10951 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Wallboard SW	Network Gear
	Computer	Dell Optiplex 3070	Shannon	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-017206	Computer
			Williams
21545	Monitor	21545 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
	Computer	Dell Optiplex 3070	Sonya Flores	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013649a	Computer
18800	Monitor	18800 - Dell P2419H		TX - San Antonio - Call Center	In stock	$0.00
5505	Computer	5505 - HP Compaq DC8300		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-005505	Computer
18553	Computer	18553 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00	WHXXXHHXX	Computer
13531	Computer	13531 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013531	Computer
009567	Monitor	009567 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21524	Monitor	21524 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
21558	Computer	21558 - HP EliteBook 865 G10 Notebook	Sonya Flores	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-021558	Computer
013429	Desktop	013429 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-013429	Desktop
03377	Monitor	03377 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In Use	$0.00
16655	Computer	16655 - Dell Latitude 7410	Michael	TX - San Antonio - Call Center	In Use	$0.00	PHAZ-LT-016655	Computer
			Holland
18784	Monitor	18784 - Dell P2419H		TX - San Antonio - Call Center Installed		$0.00
21190	Computer	21190 - Dell Latitude 5520	Lauren	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-021190.conns.com	Computer
			Bailey
5537	Monitor	5537 - HP EliteDisplay E273m 27"	Terrie	TX - San Antonio - Call Center Installed		$0.00
			Hernandez
12995	Computer	12995 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012995	Computer
5567	Computer	5567 - HP Compaq Elite 8300 SFF		TX - San Antonio - Call Center	In stock	$0.00	DT-005567	Computer
3983	Computer	3983 - HP Elitebook Folio 9480M		TX - San Antonio - Call Center	In stock	$0.00	TWTX-LT-003983	Computer
10199	Computer	10199 - HP Elitebook Folio 1040 G3	Sabrina	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-010199.conns.com	Computer
			Robles
8805	Computer	8805 - HP Elitebook Folio 1040 G3	Melanie	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-008805	Computer
			Runyan
021428	Monitor	021428 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
16538	Monitor	16538 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
018209	Monitor	018209 - Dell P2719H		TX - San Antonio - Call Center	In stock	$0.00
17192	Computer	17192 - Dell Optiplex 3070	Justin	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-017192	Computer
			Jimenez
	Computer	Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013648A	Computer
16863	Monitor	16863 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
16136	Monitor	16136 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
	Windows	VMWare 7,1		TX - San Antonio - Call Center	In Use	$0.00	conns-ivr03	VM
	Server
7768	Computer	7768 - Zebra MC9190		TX - San Antonio - Call Center	In stock	$0.00	7768	Computer
17223	Computer	17223 - Samsung Chromebook 3		TX - San Antonio - Call Center	In stock	$0.00		Computer
18814	Computer	18814 - 10Zig 4402		TX - San Antonio - Call Center	In stock	$0.00	SA75TC126	Computer
NONE	Computer	NONE - 10Zig 4402		TX - San Antonio - Call Center	In stock	$0.00	SA140TC127	Computer
	Monitor	HP P24 G4		TX - San Antonio - Call Center	In stock	$133.13
17314	Computer	17314 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00		Computer
13896	Computer	13896 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00		Computer
20034	Windows	20034 - Dell PowerEdge R6515		TX - San Antonio - Call Center	In Use	$0.00	wallboard03	VM
	Server
000644	Monitor	000644 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
18790	Monitor	18790 - Dell P2419H		TX - San Antonio - Call Center Installed		$0.00
12990	Computer	12990 - Dell Optiplex 3070	Pete	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012990	Computer
			Germeroth
15087	Monitor	15087 - Acer ViewSonic VA2037A-LED	Robert	TX - San Antonio - Call Center	Installed	$0.00
			Greenup
18214	Monitor	18214 - Dell P2719H		TX - San Antonio - Call Center	In stock	$0.00
565	Monitor	565 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	Installed	$0.00
10963	Network Gear	10963 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 1 - Switch 1	Network Gear
16521	Monitor	16521 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
11033	Computer	11033 - HP Compaq DC8300		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-011033	Computer
10956	Network Gear	10956 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 2 - Switch 6 - VMware01	Network Gear
021319	Monitor	021319 - Dell E2220H		TX - San Antonio - Call Center	In stock	$0.00
13891	Computer	13891 - Dell Optiplex 3070		TX - San Antonio - Call Center	Installed	$0.00	BMTX-DT-013891	Computer
18207	Computer	18207 - iGel UD3		TX - San Antonio - Call Center	In stock	$395.32	IG-018207	Computer
21538	Monitor	21538 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
10093	Computer	10093 - iGel		TX - San Antonio - Call Center	In stock	$0.00		Computer
021518	Monitor	021518 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Computer	Dell Optiplex 3070	Jessica	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-017083	Computer
			Alcantar
000714	Monitor	000714 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
10948	Network Gear	10948 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 1 - Switch 8	Network Gear
21454	Monitor	21454 - Samsung LED 24" S24C200		TX - San Antonio - Call Center	In stock	$0.00
16865	Monitor	16865 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
16551	Monitor	16551 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
22257	Monitor	22257 - Dell 2216H	Taylor Mills	TX - San Antonio - Call Center	In Use	$0.00
20438	Computer	20438 - iGel UD2 LX11	Veronica	TX - San Antonio - Call Center	In Use	$0.00	SATX-IG-020438	Computer
			Alvarez
009571	Monitor	009571 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
20200	Computer	20200 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	IG-020200	Computer
21227	Monitor	21227 - Dell P2422H	Ruby	TX - San Antonio - Call Center	In Use	$0.00
			Martinez

12588	Computer	12588 - Dell Optiplex 3060	Brenda Soto	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012588	Computer
17351	Computer	17351 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-017351	Computer
13964	Computer	13964 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013964	Computer
13835	Computer	13835 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	s806-dt-013835	Computer
12580	Computer	12580 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012580	Computer
3742	Monitor	3742 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
13503	Computer	13503 - Dell Optiplex 3070	Cynthia	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013503	Computer
			Cardona
13516	Computer	13516 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013516	Computer
	Network Gear	Cisco Meraki MX250-HW		TX - San Antonio - Call Center	In Use	$0.00	SACC - MX-A	Network Gear
000642	Monitor	000642 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
17004	Computer	17004 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	W260-DT-017004	Computer
18808	Monitor	18808 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
16884	Monitor	16884 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
21440	Computer	21440 - Zebra QLn420		TX - San Antonio - Call Center	In stock	$0.00	WH260PRTZ4	Computer
17162	Computer	17162 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-017162	Computer
18210	Monitor	18210 - Dell P2719H		TX - San Antonio - Call Center	In stock	$0.00
17062	Computer	17062 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-017062	Computer
17199	Computer	17199 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-017199	Computer
	Monitor	Dell P2422H		TX - San Antonio - Call Center	In stock	$193.21
13579	Computer	13579 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013579	Computer
17030	Computer	17030 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	s162-dt-017030	Computer
	Computer	Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013491	Computer
12502	Monitor	12502 - Dell E2417H	Charles	TX - San Antonio - Call Center	Installed	$0.00
			McCall
21074	Computer	21074 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00		Computer
1077	Monitor	1077 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Monitor	HP P22 G4		TX - San Antonio - Call Center	In stock	$119.00
	Monitor	HP P22 G4		TX - San Antonio - Call Center	In stock	$119.00
17361	Computer	17361 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-017361	Computer
17362	Computer	17362 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-017362	Computer
13983	Computer	13983 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013983	Computer
20190	Monitor	20190 - Unknown		TX - San Antonio - Call Center	In stock	$0.00
18582	Computer	18582 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00	WHXXXHHXX	Computer
13505	Computer	13505 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-013505	Computer
13507	Computer	13507 - Dell Optiplex 3070	Noe Jimenez	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013507	Computer
3553	Monitor	3553 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
17173	Computer	17173 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	w179-dt-017173	Computer
6515	Computer	6515 - HP EliteDesk 800 G2 SFF		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-06515	Computer
21269	Computer	21269 - Dell OptiPlex 3080		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-021269.conns.com	Computer
12513	Computer	12513 - Dell Latitude 5500		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-012513	Computer
21521	Monitor	21521 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
13814	Computer	13814 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013814	Computer
17269	Computer	17269 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-017269	Computer
17225	Monitor	17225 - HP EliteDisplay E242	Melanie	TX - San Antonio - Call Center	In Use	$0.00
			Runyan
1834	Monitor	1834 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	Installed	$0.00
016864	Monitor	016864 - HP V193		TX - San Antonio - Call Center	In stock	$0.00
021384	Computer	021384 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021384	Computer
21581	Computer	21581 - HP EliteBook 865 G10 Notebook	Felix	TX - San Antonio - Call Center	In Use	$0.00	SATX- LT-021581	Computer
			Melendes
18722	Computer	18722 - Motorola MC92N0		TX - San Antonio - Call Center	In stock	$0.00	SA144HH11	Computer
4391	Computer	4391 - HP ZBook 15u G3		TX - San Antonio - Call Center	In stock	$0.00	satx-lt-004391	Computer
17300	Computer	17300 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-017300	Computer
17360	Computer	17360 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-017360	Computer
13990	Computer	13990 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013990	Computer
18186	Computer	18186 - iGel UD3		TX - San Antonio - Call Center	In stock	$395.32 IG-018186		Computer
021360	Monitor	021360 - Dell E2220H		TX - San Antonio - Call Center	In stock	$0.00
15497	Computer	15497 - Dell Optiplex 3070		TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-015497	Computer
16222	Computer	16222 - iGel UD2 LX11	Rosie	TX - San Antonio - Call Center	In Use	$0.00	SATX-IG-016222	Computer
			Delacruz
	Computer	HP EliteBook 865 G9 Ryzen 7		TX - San Antonio - Call Center	In stock	$1,293.98		Computer
13518	Computer	13518 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-013518	Computer
10160	Computer	10160 - HP EliteDesk 800 G4 SFF	Megan	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-010160.conns.com	Computer
			Sheridan
16903	Monitor	16903 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
16906	Monitor	16906 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
21226	Monitor	21226 - Acer ViewSonic VA2037A-LED	Robert	TX - San Antonio - Call Center	In Use	$0.00
			Greenup
13724	Computer	13724 - Motorola MC92N0		TX - San Antonio - Call Center	Installed	$0.00	SA293HH01	Computer
021352	Monitor	021352 - Dell E2220H		TX - San Antonio - Call Center	In stock	$0.00
12914	Computer	12914 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-012914	Computer
021400	Computer	021400 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021400	Computer
18219	Computer	18219 - iGel UD3		TX - San Antonio - Call Center	In stock	$395.32 IG-018219		Computer
021361	Computer	021361 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021361	Computer
4381	Computer	4381 - HP Elitebook Folio 1040 G3	Megan	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-004381	Computer
			Sheridan
	Computer	Dell Optiplex 3070	Macey	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013487	Computer
			Montez
17026	Computer	17026 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-017026	Computer
5587	Monitor	5587 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
17106	Computer	17106 - iGel	store288	TX - San Antonio - Call Center	Installed	$0.00	CS288TC031	Computer
			store288
021381	Computer	021381 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021381	Computer
17364	Computer	17364 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-017364	Computer
DT-013514	Computer	DT-013514 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013514	Computer

	Computer	Dell Optiplex 3060	Genesis	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-011415a	Computer
			Santiago
1078	Monitor	1078 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
16891	Monitor	16891 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
	Computer	Dell OptiPlex 3080		TX - San Antonio - Call Center	In stock	$0.00		Computer
9535	Monitor	9535 -		TX - San Antonio - Call Center	Installed	$0.00
17208	Monitor	17208 -		TX - San Antonio - Call Center	In stock	$0.00
17882	Monitor	17882 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
10961	Network Gear	10961 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 3 - Switch 4	Network Gear
	Computer	Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013645b	Computer
	Monioring	APC Products NetBotz Rack Monitor 200		TX - San Antonio - Call Center	In Use	$0.00	Conns-Temp02	Monitoring Equipment
	Equipment
12785	Computer	12785 - Dell Optiplex 3070	Sonya Flores	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012785a	Computer
12806	Computer	12806 - Dell Optiplex 3070	Maria	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-12806	Computer
			Rosenau
12756	Computer	12756 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012756	Computer
021517	Monitor	021517 - HP V193		TX - San Antonio - Call Center	In stock	$0.00
	Monitor	Dell E2220H		TX - San Antonio - Call Center	In stock	$128.83
021364	Computer	021364 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021364	Computer
	Monitor	Dell E2220H		TX - San Antonio - Call Center	In stock	$128.83
21176	Computer	21176 - Dell Optiplex 3090 MT		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-021176	Computer
22446	Computer	22446 - Dell Latitude 5530 i7		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-022446	Computer
18866	Monitor	18866 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
13479	Computer	13479 - Dell Optiplex 3070	Elizabet	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013479	Computer
			Vidales
13475	Computer	13475 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-013475	Computer
0639	Monitor	0639 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
20080	Computer	20080 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-020080	Computer
16483	Computer	16483 - iGel UD2 LX11		TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-016483	Computer
10962	Network Gear	10962 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 3 - Switch 5	Network Gear
17059	Computer	17059 - Dell Optiplex 3070	Sarah	TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-017059	Computer
			Adams
17168	Computer	17168 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-017168	Computer
12855	Computer	12855 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012655	Computer
5548	Computer	5548 - HP Compaq DC8300		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-005548	Computer
2269	Monitor	2269 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
18575	Computer	18575 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00	WHXXXHHXX	Computer
003639	Monitor	003639 - HP V193		TX - San Antonio - Call Center	In stock	$0.00
16877	Monitor	16877 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
12754	Computer	12754 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012754	Computer
009560	Monitor	009560 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Monitor	Dell E2220H		TX - San Antonio - Call Center	In stock	$128.83
13594	Computer	13594 - 10Zig 4402	store262	TX - San Antonio - Call Center	Installed	$0.00	SA262TC114	Computer
			store262
18204	Computer	18204 - iGel UD3		TX - San Antonio - Call Center	Installed	$395.32	PHAZ-IG-018204	Computer
13493	Computer	13493 - Dell Optiplex 3070	Elizabet	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013493	Computer
			Vidales
013476	Computer	013476 - Dell Optiplex 3070	Herb Cobb	TX - San Antonio - Call Center	Installed	$0.00	satx-dt-013476	Computer
11196	Computer	11196 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-011196	Computer
1033	Monitor	1033 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
1082	Monitor	1082 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21961	Computer	21961 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021961	Computer
21511	Monitor	21511 - HP V193		TX - San Antonio - Call Center	In stock	$0.00
3548	Monitor	3548 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
18209	Monitor	18209 - Dell P2719H		TX - San Antonio - Call Center	In stock	$0.00
10959	Network Gear	10959 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 3 - Switch 2	Network Gear
16876	Monitor	16876 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
16574	Monitor	16574 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
16579	Monitor	16579 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
	Monitor	Dell P2722H		TX - San Antonio - Call Center	In stock	$286.22
21229	Computer	21229 - iGel UD3	Giovanni	TX - San Antonio - Call Center	In Use	$395.32	SATX-IG-021229	Computer
			Cardenas
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
13425	Computer	13425 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	s806-dt-013425	Computer
5571	Computer	5571 - HP Elitebook Folio 1040 G3		TX - San Antonio - Call Center	Installed	$0.00	SATX-LT-005571	Computer
1165	Monitor	1165 - HP LV1911	Sarah	TX - San Antonio - Call Center	Installed	$0.00
			Adams
17086	Computer	17086 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-017086	Computer
17189	Computer	17189 - Dell Optiplex 3070		TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-017189	Computer
16537	Monitor	16537 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
21546	Monitor	21546 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Computer	Zebra MC9190		TX - San Antonio - Call Center	Installed	$0.00		Computer
	Network Gear	Cisco WS-C2960-48TT-L		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
13521	Computer	13521 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013521	Computer
13485	Computer	13485 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013485	Computer
10152	Computer	10152 - Dell Optiplex 3060	Store086	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-010152	Computer
	Monitor	Dell P2422H		TX - San Antonio - Call Center	In stock	$0.00
2217	Monitor	2217 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
13809	Computer	13809 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	s806-dt-013809	Computer
021355	Monitor	021355 - Dell E2220H		TX - San Antonio - Call Center	In stock	$0.00
21141	Computer	21141 - Dell Latitude 7420 i7	Connie	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-021141	Computer
			Alonzo
1853	Monitor	1853 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
20032	Computer	20032 - Zebra QLn420		TX - San Antonio - Call Center	In stock	$0.00	WH126PRTZ2	Computer
02256	Monitor	02256 - ViewSonic LCD 19" LV1911	Tracy	TX - San Antonio - Call Center	Installed	$0.00
			Williams
001174	Monitor	001174 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00

021331	Computer	021331 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021331	Computer
17295	Computer	17295 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-017295	Computer
18543	Computer	18543 - iGel UD2 LX11	Linda Cooper	TX - San Antonio - Call Center	In Use	$0.00	SATX-IG-018543	Computer
5713	Computer	5713 - HP Elitebook Folio 9480M	JP Hogan	TX - San Antonio - Call Center	Installed	$0.00	SATX-LT-005713	Computer
6201	Computer	6201 - HP Elitebook Folio 1040 G3	JP Hogan	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-006201	Computer
17175	Computer	17175 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-017175	Computer
12870	Computer	12870 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-012870	Computer
21294	Computer	21294 - Dell Latitude 7420 i7	Arnulfo Mesa	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-021294.conns.com	Computer
10946	Network Gear	10946 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 1 - Switch 6	Network Gear
	Monitor	Dell E2220H		TX - San Antonio - Call Center	In stock	$128.83
13975	Computer	13975 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013975	Computer
10613	Computer	10613 - Zebra MC9190	WH001	TX - San Antonio - Call Center	Installed	$0.00		Computer
7000	Computer	7000 - Zebra MC9190	WH003	TX - San Antonio - Call Center	Installed	$0.00	MAC: 00:23:68:E8:E3:EF	Computer
13494	Computer	13494 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013494	Computer
12953	Computer	12953 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-012953	Computer
11445	Computer	11445 - Dell Optiplex 3060		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-011445	Computer
10219	Computer	10219 - HP Compaq Elite 8300 SFF		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-010219	Computer
007742	Monitor	007742 - Acer LCD 19" Monitor	Priscilla	TX - San Antonio - Call Center	Installed	$0.00
			Lopez
13816	Computer	13816 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013816	Computer
	Computer	Zebra MC9190		TX - San Antonio - Call Center	Installed	$0.00		Computer
	Computer	Zebra MC9190		TX - San Antonio - Call Center	Installed	$0.00		Computer
16580	Monitor	16580 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
21244	Computer	21244 - iGel UD3		TX - San Antonio - Call Center	In stock	$395.32	SATX-IG-021244	Computer
1042	Monitor	1042 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21273	Computer	21273 - Dell OptiPlex 3080		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-021273.conns.com	Computer
21543	Monitor	21543 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
17131	Computer	17131 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-017131	Computer
16550	Monitor	16550 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
20021	Monitor	20021 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21145	Monitor	21145 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
12864	Computer	12864 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012864	Computer
5626	Computer	5626 - HP Compaq DC8300		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-005626	Computer
021356	Monitor	021356 - Dell E2220H		TX - San Antonio - Call Center	In stock	$0.00
12556	Computer	12556 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	S806-DT-012556	Computer
	Computer	Dell Optiplex 3070	Ieshia Fuller	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012847	Computer
12716	Computer	12716 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012716	Computer
009570	Monitor	009570 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
12933	Computer Computer	12933 -		TX - San Antonio - Call Center	Installed	$0.00
		iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021112	Computer
2255	Monitor	2255 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
18810	Monitor	18810 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
018210	Monitor	018210 - Dell P2719H		TX - San Antonio - Call Center	In stock	$0.00
13812	Computer	13812 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	s806-dt-013812	Computer
1178	Monitor	1178 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Network Gear	Cisco 2951/K9		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
16230	Computer	16230 - iGel UD2 LX11	Alicia Licea	TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-016230	Computer
17039	Computer	17039 - Dell Optiplex 3070	Gaby Vela	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-017039	Computer
	Monitor	HP P24 G5		TX - San Antonio - Call Center	In stock	$128.16
2238	Monitor	2238 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	Installed	$0.00
04307	Monitor	04307 - HP EliteDisplay E271i 27"		TX - San Antonio - Call Center	In stock	$0.00
10942	Network Gear	10942 - Cisco Meraki MR42		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
18638	Computer	18638 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-018638	Computer
21248	Computer	21248 - iGel UD3		TX - San Antonio - Call Center	In Use	$395.32	SATX-IG-021248	Computer
18561	Computer	18561 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00	WHXXXHHXX	Computer
01166	Monitor	01166 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
17002	Computer	17002 - Dell Optiplex 3070	Patty	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-017002	Computer
			Ramirez
18536	Monitor	18536 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
12857	Computer	12857 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012857	Computer
5597	Computer	5597 - HP Compaq DC8300		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-005597	Computer
21992	Monitor	21992 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
18042	Computer	18042 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-018042	Computer
	Computer	Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012844	Computer
021393	Monitor	021393 - Dell P2422H		TX - San Antonio - Call Center	In stock	$0.00
12587	Computer	12587 - Dell Optiplex 3060		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-012587	Computer
7055	Computer	7055 - FirstData FD-410		TX - San Antonio - Call Center	In stock	$0.00	7055	Computer
18809	Monitor	18809 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
18587	Computer	18587 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00	WHXXXHHXX	Computer
17263	Computer	17263 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-017263	Computer
13452	Computer	13452 - Dell Optiplex 3070	Jennefer	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013452	Computer
			Rodriguez
	Computer	HP Compaq Elite 8300 CMT		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-009656.conns.com	Computer
017251	Monitor	017251 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21469	Computer	21469 - HP EliteBook 865 G10 Notebook	Samantha	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-021469	Computer
			Stephens
21270	Computer	21270 - Dell OptiPlex 3080		TX - San Antonio - Call Center	In stock	$0.00	DT-021270	Computer
13404	Computer	13404 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013404	Computer
1548	Monitor	1548 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Monitor	HP P24 G5		TX - San Antonio - Call Center	In stock	$128.16
11409	Monitor	11409 - HP EliteDisplay E243		TX - San Antonio - Call Center	Installed	$0.00
12912	Computer	12912 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-012912	Computer
12919	Computer	12919 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	DT-012919	Computer
10095	Computer	10095 - iGel		TX - San Antonio - Call Center	In stock	$0.00		Computer
021514	Computer	021514 - Dell Latitude 5530 i7	Robert	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-021514	Computer
			Greenup

16562	Computer	16562 - Dell Latitude 7400	Maurice	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-016562.conns.com	Computer
			Bledsoe
13646	Computer	13646 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	s290-dt-013646	Computer
13631	Computer	13631 - Dell Optiplex 3070	Belinda	TX - San Antonio - Call Center	In Use	$0.00	w179-dt-013631	Computer
			Jimenez
18569	Computer	18569 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00	WHXXXHHXX	Computer
17142	Computer	17142 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-017142	Computer
18540	Monitor	18540 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
12858	Computer	12858 - Dell Optiplex 3070	Faith Cooks	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012858	Computer
21208	Computer	21208 - Dell Latitude 7420	Terrie	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-021208	Computer
			Hernandez
	Computer	Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012775	Computer
21067	Computer	21067 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00		Computer
21217	Monitor	21217 - Dell P2419H	Denise	TX - San Antonio - Call Center	In Use	$0.00
			Vergara
02272	Monitor	02272 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21264	Computer	21264 - Dell Latitude 5520	Elisa	TX - San Antonio - Call Center	Installed	$0.00		Computer
			Jimenez
	Network Gear	Cisco WS-C2960-48PST-L		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
18760	Monitor	18760 - Dell P2419H		TX - San Antonio - Call Center	In stock	$0.00
	Network Gear	Cisco WS-C2960-48TT-L		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
13437	Computer	13437 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013437	Computer
13434	Computer	13434 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013434	Computer
3389	Monitor	3389 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Network Gear	Cisco Meraki MR42		TX - San Antonio - Call Center	In Use	$0.00	SACC West - AP 1	Network Gear
10085	Computer	10085 - HP Compaq DC8300	Store088	TX - San Antonio - Call Center	Installed	$0.00	S088-DT-010085	Computer
21458	Computer	21458 - Dell Latitude 5530 i5	Carolyn	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-021458	Computer
			Meaux
3235	Monitor	3235 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
12906	Computer	12906 - Dell Optiplex 3070	Macey	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012906	Computer
			Montez
12921	Computer	12921 - Dell Optiplex 3070	Jay Laurence	TX - San Antonio - Call Center	Installed	$0.00	satx-dt-012921	Computer
1869	Monitor	1869 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Computer	Dell OptiPlex 3080		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-020173.connspci.com	Computer
	Monitor	Dell P2422H		TX - San Antonio - Call Center	In stock	$260.00
	Monitor	Dell P2422H		TX - San Antonio - Call Center	In stock	$260.00
18637	Computer	18637 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-018637	Computer
12867	Computer	12867 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	w152-dt-012867	Computer
20185	Computer	20185 - Dell OptiPlex 3080		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-020185.connspci.com	Computer
016117	Monitor	016117 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
3049	Computer	3049 - HP Elitebook Folio 9480M		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-003049	Computer
021427	Monitor	021427 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
18155	Monitor	18155 - Dell P2719H		TX - San Antonio - Call Center	Installed	$0.00
18145	Monitor	18145 - Dell P2719H		TX - San Antonio - Call Center	In stock	$0.00
12669	Computer	12669 - Dell Optiplex 3070	Stephanie	TX - San Antonio - Call Center	Installed	$0.00	satx-dt-012669	Computer
			Zamora
021498	Monitor	021498 - Samsung LED 24" S24C200		TX - San Antonio - Call Center	In stock	$0.00
18798	Monitor	18798 - Dell P2419H		TX - San Antonio - Call Center	In stock	$0.00
13446	Computer	13446 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-013446	Computer
13454	Computer	13454 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013454	Computer
5622	Computer	5622 - HP EliteDesk 800 G3 SFF	Daniel Luna	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-005622	Computer
018502	Monitor	018502 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
13805	Computer	13805 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013805	Computer
5532	Monitor	5532 - HP EliteDisplay E242	Melanie	TX - San Antonio - Call Center	In Use	$0.00
			Runyan
21235	Computer	21235 - Dell OptiPlex 3080	Rosa Eiten	TX - San Antonio - Call Center	Installed	$0.00	satx-dt-021235.conns.com	Computer
16133	Computer	16133 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016133	Computer
6779	Monitor	6779 - HP EliteDisplay E242		TX - San Antonio - Call Center	Installed	$0.00
16539	Monitor	16539 - HP LCD 19" V193w	Priscilla	TX - San Antonio - Call Center	Installed	$0.00
			Lopez
12925	Computer	12925 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012925	Computer
021341	Computer	021341 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021341	Computer
000169	Monitor	000169 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Computer	HP EliteBook 865 G10 Notebook		TX - San Antonio - Call Center	In stock	$1,191.72		Computer
021374	Computer	021374 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021374	Computer
21550	Monitor	21550 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Computer	Zebra MC9190		TX - San Antonio - Call Center	Installed	$0.00		Computer
021527	Monitor	021527 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
15517	Computer	15517 - Dell Optiplex 3070	Crystalyn	TX - San Antonio - Call Center	In Use	$0.00	w167-dt-015517	Computer
			Paradise
5565	Computer	5565 - HP Compaq DC8300		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-005565	Computer
21102	Computer	21102 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-21102	Computer
021516	Monitor	021516 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
001831	Monitor	001831 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
18081	Monitor	18081 - Dell P2719H		TX - San Antonio - Call Center	In stock	$0.00
18562	Computer	18562 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00	WHXXXHHXX	Computer
21275	Computer	21275 - Dell OptiPlex 3080		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-021275.conns.com	Computer
21219	Monitor	21219 - Dell P2419H	Allison	TX - San Antonio - Call Center	In Use	$0.00
			Villanueva
12591	Computer	12591 - Dell Optiplex 3060	Herb Cobb	TX - San Antonio - Call Center	Installed	$0.00	satx-dt-012591	Computer
3493	Monitor	3493 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
3388	Monitor	3388 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Computer	Zebra MC9190		TX - San Antonio - Call Center	In stock	$0.00		Computer
17170	Computer	17170 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	17170	Computer
18802	Monitor	18802 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
18765	Monitor	18765 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
21071	Computer	21071 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00		Computer

20072	Monitor	20072 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
13000	Computer	13000 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013000	Computer
21541	Monitor	21541 - Samsung LED 24" S24C200		TX - San Antonio - Call Center	In stock	$0.00
21222	Monitor	21222 - Acer ViewSonic VA2037A-LED	Robert	TX - San Antonio - Call Center	Installed	$0.00
			Greenup
021342	Computer	021342 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021342	Computer
12902	Computer	12902 - Dell Optiplex 3070	Rose	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012902	Computer
			Morales
021057	Monitor	021057 - HP V193		TX - San Antonio - Call Center	In stock	$0.00
11516	Computer	11516 - Dell Optiplex 3070	Dana	TX - San Antonio - Call Center	In Use	$0.00	s061-dt-011516	Computer
			Villarreal
21442	Computer	21442 - HP EliteBook 865 G9 - Ryzen 5 Pro	Ross Roach	TX - San Antonio - Call Center	In Use	$1,166.18	SATX-LT-021442	Computer
12841	Computer	12841 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012841	Computer
12830	Computer	12830 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012830	Computer
12791	Computer	12791 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012791	Computer
005239	Network Gear	005239 - Cisco Meraki MR42		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
08684	Monitor	08684 - Samsung LED 24" S24C200		TX - San Antonio - Call Center	In stock	$0.00
21451	Monitor	21451 - Dell E2417H		TX - San Antonio - Call Center	In stock	$0.00
13538	Computer	13538 - Dell Optiplex 3070	Suzee	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013538	Computer
			Whetstone
	Network Gear	Cisco WS-C2960-24PC-L		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
18786	Monitor	18786 - Dell P2419H	Daniel Luna	TX - San Antonio - Call Center	In Use	$0.00
17858	Monitor	17858 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
18793	Monitor	18793 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
021519	Monitor	021519 - HP V193		TX - San Antonio - Call Center	In stock	$0.00
17665	Computer	17665 - Dell Latitude 7400		TX - San Antonio - Call Center	In Use	$0.00	satx-lt-017665.conns.com	Computer
03799	Monitor	03799 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In Use	$0.00
21293	Computer	21293 - Dell Latitude 7420	Maria	TX - San Antonio - Call Center	Installed	$0.00	SATX-LT-021293	Computer
			Rosenau
15079	Monitor	15079 - Acer ViewSonic VA2037A-LED	Robert	TX - San Antonio - Call Center	In Use	$0.00
			Greenup
016146	Monitor	016146 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
2274	Monitor	2274 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	Installed	$0.00
10969	Network Gear	10969 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 4 - Switch 2	Network Gear
10213	Computer	10213 - HP Compaq DC8300		TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-010213	Computer
11504	Computer	11504 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-011504	Computer
008861	Monitor	008861 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
16253	Computer	16253 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	IG-016253	Computer
13497	Computer	13497 - Dell Optiplex 3070	Lauren	TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-013497	Computer
			Bailey
16652	Computer	16652 - Dell Latitude 7410		TX - San Antonio - Call Center	In stock	$0.00	PHAZ-LT-016652	Computer
12775	Computer	12775 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-012775	Computer
13484	Computer	13484 - Dell Optiplex 3070	Amanda	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013484	Computer
			Shepard
13860	Computer	13860 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013860	Computer
12814	Computer	12814 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012814	Computer
3544	Monitor	3544 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
7388	Computer	7388 - iGel	Store061	TX - San Antonio - Call Center	Installed	$0.00	CS61TC0021	Computer
021510	Monitor	021510 - HP V193		TX - San Antonio - Call Center	In stock	$0.00
21526	Computer	21526 - Dell Latitude 5530 i7	Tracy	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-021526.conns.com	Computer
			Williams
000620	Monitor	000620 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
021529	Monitor	021529 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
18731	Monitor	18731 - Dell E2417H	Jennifer	TX - San Antonio - Call Center	Installed	$0.00
			Castillo
10966	Network Gear	10966 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 1 - Switch 4	Network Gear
3526	Monitor	3526 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	Installed	$0.00
10970	Network Gear	10970 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 4 - Switch 3	Network Gear
12946	Computer	12946 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012946	Computer
12882	Computer	12882 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	w144-dt-012882	Computer
12996	Computer	12996 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012996	Computer
25097	Computer	25097 - iGel UD3		TX - San Antonio - Call Center	In Use	$395.32	SATX-IG-025097	Computer
	Computer	Zebra MC9190		TX - San Antonio - Call Center	Installed	$0.00		Computer
	Monitor	HP P24 G4		TX - San Antonio - Call Center	In stock	$133.13
021357	Monitor	021357 - Dell E2220H		TX - San Antonio - Call Center	In stock	$0.00
21111	Computer	21111 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00		Computer
12813	Computer	12813 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-012813	Computer
12838	Computer	12838 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012838	Computer
18548	Computer	18548 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-018548	Computer
7975	Network Gear	7975-		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
	Computer	HP EliteBook 845 G9 Ryzen 7		TX - San Antonio - Call Center	In stock	$1,619.88		Computer
20195	Computer	20195 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-020195	Computer
18101	Computer	18101 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-018101	Computer
10958	Network Gear	10958 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 3 - Switch 1	Network Gear
13528	Computer	13528 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013528	Computer
13517	Computer	13517 - Dell Optiplex 3070	Corbin	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013517	Computer
			Burlison
18805	Monitor	18805 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
18801	Monitor	18801 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
18220	Computer	18220 - iGel UD3		TX - San Antonio - Call Center	In stock	$395.32	SATX-IG-018220	Computer
016894	Monitor	016894 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
021354	Monitor	021354 - Dell E2220H		TX - San Antonio - Call Center	In stock	$0.00
10687	Computer	10687 - Dell Optiplex 3060		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-010687	Computer
12927	Computer	12927 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012927	Computer
12873	Computer	12873 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012873	Computer
12905	Computer	12905 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012905	Computer
021320	Monitor	021320 - Dell E2220H		TX - San Antonio - Call Center	In stock	$0.00

15519	Computer	15519 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-015519	Computer
5858	Computer	5858 - Zebra QLn420		TX - San Antonio - Call Center	In stock	$0.00	5858	Computer
5598	Monitor	5598 - HP EliteDisplay E273m 27"		TX - San Antonio - Call Center	Installed	$0.00
12837	Computer	12837 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012837	Computer
021367	Computer	021367 - Dell Latitude 5520 i7	Sal	TX - San Antonio - Call Center	Installed	$1,947.95	SATX-LT-021367	Computer
			Psaradelis
21239	Computer	21239 - Dell OptiPlex 3080	Heidi Marin	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-021239.conns.com	Computer
17292	Computer	17292 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-017292	Computer
	Monitor	HP Smartbuy P27h G5 27" FHD IPS Monitor		TX - San Antonio - Call Center	In stock	$165.45
20153	Monitor	20153 - Unknown		TX - San Antonio - Call Center	Installed	$0.00
003319	Monitor	003319 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
16871	Monitor	16871 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
13542	Computer	13542 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013542	Computer
13527	Computer	13527 - Dell Optiplex 3070	Store120	TX - San Antonio - Call Center	In Use	$0.00	S120-DT-013527	Computer
05532	Monitor	05532 - HP EliteDisplay E242		TX - San Antonio - Call Center	In stock	$0.00
4584	Computer	4584 - 10Zig 4402		TX - San Antonio - Call Center	In stock	$0.00	SA06TC0139	Computer
13996	Computer	13996 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013996	Computer
18555	Computer	18555 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00	WHXXXHHXX	Computer
13506	Computer	13506 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013506	Computer
	Computer	HP EliteBook 865 G9 Ryzen 7		TX - San Antonio - Call Center	In stock	$1,293.98		Computer
5564	Computer	5564-		TX - San Antonio - Call Center	Installed	$0.00
13874	Computer	13874 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013874	Computer
18649	Computer	18649 - iGel UD2 LX11		TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-018649	Computer
12815	Computer	12815 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012815	Computer
16887	Monitor	16887 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
16885	Monitor	16885 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
12978	Computer	12978 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-012978	Computer
	Monitor	HP Smartbuy P27h G4 27" FHD IPS Monitor		TX - San Antonio - Call Center	In stock	$226.93
17298	Computer	17298 - Dell Optiplex 3070	Tracy	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-017298	Computer
			Williams
12897	Computer	12897 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012897	Computer
	Computer	Motorola MC92N0		TX - San Antonio - Call Center	Installed	$0.00		Computer
001839	Monitor	001839 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
000369	Monitor	000369 - Samsung LED 24" S24C200		TX - San Antonio - Call Center	In stock	$0.00
13867	Computer	13867 - Dell Optiplex 3070		TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-013867	Computer
18636	Computer	18636 - iGel UD2 LX11	Charlesetta	TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-018636	Computer
			Lassiter
18633	Computer	18633 - iGel UD2 LX11	Oralia Reyes	TX - San Antonio - Call Center	In Use	$0.00	SATX-IG-018633	Computer
	Computer	HP EliteBook 865 G9 Ryzen 7		TX - San Antonio - Call Center	In stock	$1,293.98		Computer
18787	Monitor	18787 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
12972	Computer	12972 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-012972	Computer
	Monitor	HP Smartbuy P27h G4 27" FHD IPS Monitor		TX - San Antonio - Call Center	In stock	$226.93
021421	Monitor	021421 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
17198	Computer	17198 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-017198	Computer
12904	Computer	12904 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012904	Computer
	Windows	VMWare 7,1		TX - San Antonio - Call Center	In Use	$0.00	conns-dc02	VM
	Server
3375	Monitor	3375 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
021362	Computer	021362 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021362	Computer
021405	Monitor	021405 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
	Computer	Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013614	Computer
021382	Computer	021382 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021382	Computer
16251	Computer	16251 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016251	Computer
13634	Computer	13634 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013634	Computer
2310	Monitor	2310 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
2146	Computer	2146 - HP Elitebook Folio 9470M		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-002146	Computer
000703	Monitor	000703 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Computer	Zebra MC9190		TX - San Antonio - Call Center	Installed	$0.00		Computer
13562	Computer	13562 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013562	Computer
	Computer	HP EliteBook 865 G9 Ryzen 7		TX - San Antonio - Call Center	In stock	$1,293.98		Computer
21997	Monitor	21997 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
12543	Computer	12543 - Dell Optiplex 3060	Jessica	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012543.conns.com	Computer
			Alcantar
9490	Computer	9490 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-Computer-009490	Computer
13826	Computer	13826 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013826	Computer
21064	Computer	21064 - HP EliteBook 840 G6	Taidong Li	TX - San Antonio - Call Center	Installed	$0.00	SATX-LT-021064	Computer
16886	Monitor	16886 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
16888	Monitor	16888 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
20071	Monitor	20071 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
13424	Computer	13424 - Dell Optiplex 3070	Tracy	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013424	Computer
			Williams
12971	Computer	12971 - Dell Optiplex 3070	SA Col2	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012971	Computer
16264	Computer	16264 - iGel UD2 LX11		TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-016264	Computer
18556	Computer	18556 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00	WHXXXHHXX	Computer
12879	Computer	12879 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012879a	Computer
12901	Computer	12901 - Dell Optiplex 3070	Jessica	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012901	Computer
			Alcantar
21522	Monitor	21522 - LG 22BL450	Store071	TX - San Antonio - Call Center	In Use	$0.00
	Computer	Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013647b	Computer
	Computer	Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	s806-dt-013619	Computer
7339	Computer	7339 - 10Zig 5802		TX - San Antonio - Call Center	In stock	$0.00	SA47TC0146	Computer
17811	Monitor	17811 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
10955	Network Gear	10955 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 2 - Switch 5	Network Gear
2432	Computer	2432 - HP Elitebook Folio 9470M		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-002432	Computer
21548	Monitor	21548 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
	Monitor	HP P24 G4		TX - San Antonio - Call Center	In stock	$133.13

12834	Computer	12834 - Dell Optiplex 3070	Belinda	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012834	Computer
			Ybanez
12562	Computer	12562 - Dell Optiplex 3060		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012562	Computer
13834	Computer	13834 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013834	Computer
03524	Monitor	03524 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21018	Computer	21018 - Dell Latitude 7420 i7	Sonya Flores	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-021018	Computer
21998	Monitor	21998 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
18521	Monitor	18521 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
17228	Monitor	17228 - Asus VS197T-P	Priscilla	TX - San Antonio - Call Center	Installed	$0.00
			Lopez
021134	Computer	021134 - iGel UD2 LX11	Megan	TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-021134	Computer
			Burton
12949	Computer	12949 - Dell Optiplex 3070	SA Col1	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012949	Computer
13992	Computer	13992 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013992	Computer
21148	Computer	21148 - Zebra MC9300		TX - San Antonio - Call Center	In Use	$0.00		Computer
021318	Monitor	021318 - Dell E2220H		TX - San Antonio - Call Center	In stock	$0.00
12896	Computer	12896 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-012896	Computer
12893	Computer	12893 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012893	Computer
12895	Computer	12895 - Dell Optiplex 3070	Sabrita	TX - San Antonio - Call Center	In Use	$0.00	s262-dt-012895	Computer
			Duron
21026	Monitor	21026 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00	Monitor	Monitor
13800	Computer	13800 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013800	Computer
	Computer	Dell Latitude 5520 i5	Carolyn	TX - San Antonio - Call Center	In Use	$1,447.87		Computer
			Meaux
009557	Monitor	009557 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21238	Computer	21238 - Dell OptiPlex 3080		TX - San Antonio - Call Center	In stock	$0.00	DT-021238	Computer
	Computer	Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013774	Computer
	Monitor	Dell E2220H		TX - San Antonio - Call Center	In stock	$128.83
05658	Monitor	05658 - HP EliteDisplay E273m 27"		TX - San Antonio - Call Center	In stock	$0.00
13644	Computer	13644 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-013644	Computer
	Computer	HP EliteBook 865 G9 Ryzen 7		TX - San Antonio - Call Center	In stock	$1,293.98		Computer
021378	Computer	021378 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021378	Computer
21135	Computer	21135 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021135	Computer
19457	Computer	19457 - iGel UD2 LX11	Ileana Torres	TX - San Antonio - Call Center	In Use	$0.00	SATX-IG-019457	Computer
3505	Monitor	3505 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Network Gear	Cisco WS-C2960-48TT-L		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
21168	Monitor	21168 - Dell P2419H		TX - San Antonio - Call Center	In stock	$0.00
21167	Monitor	21167 - Dell P2419H		TX - San Antonio - Call Center	In stock	$0.00
021316	Computer	021316 - Dell Latitude 5520 i7		TX - San Antonio - Call Center	In Use	$1,947.95	SATX-LT-021316	Computer
13845	Computer	13845 - Dell Optiplex 3070	Store075	TX - San Antonio - Call Center	In Use	$0.00	s162-dt-013845	Computer
	Network Gear	Cisco Meraki MS425-16-HW		TX - San Antonio - Call Center	In Use	$0.00	Core SW-B New	Network Gear
12974	Computer	12974 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012974	Computer
11449	Computer	11449 - Dell Optiplex 3060	Oralia Reyes	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-011449.conns.com	Computer
021369	Monitor	021369 - Dell E2220H		TX - San Antonio - Call Center	In stock	$0.00
5510	Computer	5510 - HP Compaq Elite 8300 SFF		TX - San Antonio - Call Center	In stock	$0.00	DT-005510	Computer
12849	Computer	12849 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012849	Computer
10954	Network Gear	10954 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 2 - Switch 4	Network Gear
10098	Computer	10098 - iGel		TX - San Antonio - Call Center	In stock	$0.00		Computer
20141	Computer	20141 - Zebra MC9300	Jose	TX - San Antonio - Call Center	In Use	$0.00	ICHH05	Computer
			Moncivais
021425	Monitor	021425 - HP V193	Annissia	TX - San Antonio - Call Center	Installed	$0.00
			Larrahondo
13911	Computer	13911 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013911	Computer
	Computer	Dell Optiplex 3070	Felix Roa	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013484	Computer
13571	Computer	13571 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-013571	Computer
16147	Monitor	16147 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
021376	Computer	021376 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021376	Computer
021371	Computer	021371 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021371	Computer
	Monitor	Dell E2220H		TX - San Antonio - Call Center	In stock	$128.83
009534	Monitor	009534 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
18613	Computer	18613 - HP EliteBook 840 G6		TX - San Antonio - Call Center	In Use	$0.00	satx-lt-018613	Computer
16194	Computer	16194 - HP EliteBook 840 G6	Hazel	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-016194	Computer
			Hitchcock
21236	Computer	21236 - Dell OptiPlex 3080	Sergio	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-021236.connspci.com	Computer
			Aranda
16583	Computer	16583 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016583	Computer
16895	Monitor	16895 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
11410	Monitor	11410 - HP EliteDisplay E243	Soonduk	TX - San Antonio - Call Center	In Use	$0.00
			Kwon
12950	Computer	12950 - Dell Optiplex 3070	Rose	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012950	Computer
			Morales
13566	Computer	13566 - Dell Optiplex 3070		TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-013566	Computer
	Windows	VMWare 7,1		TX - San Antonio - Call Center	In Use	$0.00	connspci-r701	VM
	Server
21984	Monitor	21984 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
10965	Network Gear	10965 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 1 - Switch 3	Network Gear
021358	Monitor	021358 - Dell E2220H		TX - San Antonio - Call Center	In stock	$0.00
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
10136	Computer	10136 - HP EliteBook x360 1040 G5		TX - San Antonio - Call Center	In stock	$0.00	LT-010136	Computer
000564	Monitor	000564 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21076	Monitor	21076 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
021392	Monitor	021392 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
18135	Monitor	18135 - Dell P2719H		TX - San Antonio - Call Center	In stock	$0.00
18748	Computer	18748 - Zebra MC9300	Store208	TX - San Antonio - Call Center	In Use	$0.00	SA208HH01	Computer
21274	Computer	21274 - Dell OptiPlex 3080		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-021274.conns.com	Computer
3743	Monitor	3743 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	Installed	$0.00
12712	Computer	12712 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012712	Computer

	Monitor	Dell E2220H		TX - San Antonio - Call Center	In stock	$128.83
11408	Monitor	11408 - HP EliteDisplay E243		TX - San Antonio - Call Center	Installed	$0.00
21160	Monitor	21160 - Samsung LED 24" S24C200	Soonduk	TX - San Antonio - Call Center	Installed	$0.00
			Kwon
	Computer	HP Compaq Elite 8300 CMT	Taidong Li	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-009657.conns.com	Computer
21034	Computer	21034 - 10Zig 4402		TX - San Antonio - Call Center	In stock	$0.00	SA145TC111	Computer
1073	Monitor	1073 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21127	Computer	21127 - Dell Latitude 7420 i7	Patty	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-021127	Computer
			Ramirez
2258	Monitor	2258 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
18647	Computer	18647 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-018647	Computer
13402	Computer	13402 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013402	Computer
16355	Monitor	16355 - HP V194 Monitor	Denise	TX - San Antonio - Call Center	Installed	$0.00
			Vergara
12962	Computer	12962 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-012962	Computer
17054	Computer	17054 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-017054	Computer
13508	Computer	13508 - Dell Optiplex 3070		TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-013508	Computer
12984	Computer	12984 - Dell Optiplex 3070	Diane	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012984	Computer
			Ontiveros
12852	Computer	12852 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	s110-dt-012852	Computer
2196	Monitor	2196 - HP LV1911	Priscilla	TX - San Antonio - Call Center	Installed	$0.00
			Lopez
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
13877	Computer	13877 - Dell Optiplex 3070	Eve Avenell	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013877	Computer
	Communication	Apple iPad with Wi-Fi + Cellular (8th Gen - 32 GB Space		TX - San Antonio - Call Center	In Use	$0.00	Apple iPad	Communication
	Device	Gray)						Device
16182	Computer	16182 - Motorola MC92N0		TX - San Antonio - Call Center	In stock	$0.00	016182	Computer
	Computer	Dell Optiplex 3070	Diana	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012875	Computer
			Rodriguez
18139	Monitor	18139 - Dell P2719H		TX - San Antonio - Call Center	In stock	$0.00
13623	Computer	13623 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-013623	Computer
18608	Monitor	18608 - Dell E1920H		TX - San Antonio - Call Center	In stock	$0.00
17021	Computer	17021 - Dell Optiplex 3070	Samantha	TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-017021	Computer
			Stephens
16565	Computer	16565 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016565	Computer
13592	Computer	13592 - 10Zig 4402	store262	TX - San Antonio - Call Center	Installed	$0.00	SA262TC112	Computer
			store262
13596	Computer	13596 - 10Zig 4402	store262	TX - San Antonio - Call Center	Installed	$0.00	SA262TC116	Computer
			store262
19428	Computer	19428 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-019428	Computer
1156	Monitor	1156 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
003543	Monitor	003543 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In Use	$0.00
23902	Computer	23902 - iGel UD2 LX11	Taylor Mills	TX - San Antonio - Call Center	In Use	$0.00	RRTX-IG-023902	Computer
21137	Computer	21137 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021137	Computer
16896	Monitor	16896 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
16151	Monitor	16151 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
12976	Computer	12976 - Dell Optiplex 3070	Brandy	TX - San Antonio - Call Center	In Use	$0.00	DT-012976	Computer
			Talamantez
12957	Computer	12957 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012957	Computer
021504	Monitor	021504 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
21970	Computer	21970 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021970	Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
021375	Computer	021375 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021375	Computer
	Computer	Zebra MC9190		TX - San Antonio - Call Center	Installed	$0.00		Computer
18631	Computer	18631 - iGel UD2 LX11	Meghan	TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-018631	Computer
			Brown
16617	Computer	16617 - 10Zig 4402		TX - San Antonio - Call Center	Installed	$0.00	SA290TC113	Computer
12865	Computer	12865 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012865	Computer
1074	Monitor	1074 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
13564	Computer	13564 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013564	Computer
0635	Monitor	0635 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
18091	Monitor	18091 - Dell P2719H		TX - San Antonio - Call Center	In stock	$0.00
21562	Computer	21562 - HP ProDesk 400 G5		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-021562	Computer
18869	Monitor	18869 - HP V194 Monitor	Store068	TX - San Antonio - Call Center	Installed	$0.00
10944	Network Gear	10944 - Cisco Meraki MS425-16-HW		TX - San Antonio - Call Center	In Use	$0.00	Core SW-A	Network Gear
016888	Monitor	016888 - HP V193		TX - San Antonio - Call Center	In stock	$0.00
021383	Computer	021383 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-TX-021383	Computer
021349	Computer	021349 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021349	Computer
	Network Gear	Cisco WS-C2960-48TT-L		TX - San Antonio - Call Center	In Use	$0.00		Network Gear
018691	Computer	018691 - Motorola MC92N0		TX - San Antonio - Call Center	In stock	$0.00	Motorola MC92N0	Computer
17301	Computer	17301 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	s145-dt-017301	Computer
10181	Computer	10181 - HP Elitebook Folio 1040 G3	Robert	TX - San Antonio - Call Center	Installed	$0.00	SATX-LT-010181	Computer
			Greenup
12802	Computer	12802 - Dell Optiplex 3070		TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-012802	Computer
12554	Computer	12554 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-012554	Computer
15577	Computer	15577 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-015577	Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
	Computer	HP EliteBook 845 G9 Ryzen 7	Maurice	TX - San Antonio - Call Center	In Use	$1,365.33		Computer
			Bledsoe
021404	Monitor	021404 - HP V193		TX - San Antonio - Call Center	In stock	$0.00
5577	Monitor	5577 - HP EliteDisplay E242		TX - San Antonio - Call Center	Installed	$0.00
21980	Monitor	21980 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00

021366	Computer	021366 - Dell Latitude 5520 i7	Priscilla	TX - San Antonio - Call Center	Installed	$1,947.95	SATX-LT-021366	Computer
			Lopez
18706	Computer	18706 - Zebra MC9190		TX - San Antonio - Call Center	In stock	$0.00	WH133HH01	Computer
13554	Computer	13554 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013554	Computer
21241	Monitor	21241 - Dell P2419H	Aaron	TX - San Antonio - Call Center	In Use	$0.00
			Murphy
21220	Monitor	21220 - Dell P2419H	Dana	TX - San Antonio - Call Center	In Use	$0.00
			Villarreal
13921	Computer	13921 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013921	Computer
18803	Monitor	18803 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
016904	Monitor	016904 - HP V193		TX - San Antonio - Call Center	In stock	$0.00
021429	Monitor	021429 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
25586	Computer	25586 - HP EliteBook 865 G9 Ryzen 7	Felix	TX - San Antonio - Call Center	In Use	$1,293.98	TWTX-LT-025586	Computer
			Melendes
000691	Monitor	000691 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
16589	Computer	16589 - iGel UD2 LX11	Angela Perry	TX - San Antonio - Call Center	In Use	$0.00	SATX-IG-016589	Computer
12832	Computer	12832 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012832	Computer
12581	Computer	12581 - Dell Optiplex 3060		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-012581	Computer
10103	Computer	10103 - 10Zig 4402		TX - San Antonio - Call Center	In stock	$0.00		Computer
13930	Computer	13930 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013930	Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
17003	Computer	17003 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-017003	Computer
03497	Monitor	03497 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
1079	Monitor	1079 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
000712	Monitor	000712 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
18153	Monitor	18153 - Dell P2719H		TX - San Antonio - Call Center	Installed	$0.00
13536	Computer	13536 - Dell Optiplex 3070	Brian	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013536	Computer
			Gudenau
21240	Computer	21240 - Dell OptiPlex 3080	Meghan	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-021240.connspci.com	Computer
			Brown
22000	Monitor	22000 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
21089	Computer	21089 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021089	Computer
16582	Computer	16582 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016582	Computer
18763	Monitor	18763 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
02268	Monitor	02268 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
5580	Computer	5580 - HP EliteDesk 800 G3 TWR	Marcus	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-005580.conns.com	Computer
			Gonzalez
003555	Monitor	003555 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
12670	Computer	12670 - iGel		TX - San Antonio - Call Center	In stock	$0.00	CS274TC021	Computer
	Network Gear	Panorama DMM-6-60 - Antenna		TX - San Antonio - Call Center	In stock	$38.43		Network Gear
	Communication	Apple iPhone XR (64 GB RED)	Dane Meaux	TX - San Antonio - Call Center	In Use	$0.00	Apple iPhone	Communication
	Device							Device
16398	Monitor	16398 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
1525	Monitor	1525 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
13530	Computer	13530 - Dell Optiplex 3070	Megan	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013530	Computer
			Burton
21453	Monitor	21453 - Samsung LED 24" S24C200		TX - San Antonio - Call Center	In Use	$0.00
021373	Computer	021373 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021373	Computer
10957	Network Gear	10957 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 2 - Switch 7 - VMware02	Network Gear
16616	Computer	16616 - 10Zig 4402		TX - San Antonio - Call Center	Installed	$0.00	SA290TC114	Computer
018136	Monitor	018136 - Dell P2719H		TX - San Antonio - Call Center	In stock	$0.00
16472	Computer	16472 - Dell Optiplex 3070	Annessa	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-016472	Computer
			Shook
13486	Computer	13486 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-01486	Computer
5563	Computer	5563 - HP Compaq DC8300		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-005563	Computer
002287	Monitor	002287 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
021163	Thin Client	021163 - iGel UD2 LX11		TX - San Antonio - Call Center	In Use	$0.00	SATX-IG-021163	Thin Client
3504	Computer	3504 - HP 255 G4 Notebook PC	Priscilla	TX - San Antonio - Call Center	Installed	$0.00	Satx-monitor-003504	Computer
			Lopez
000549	Monitor	000549 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
18789	Monitor	18789 - Dell P2419H		TX - San Antonio - Call Center	In stock	$0.00
13559	Computer	13559 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-013559	Computer
	Computer	Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013558A	Computer
13523	Computer	13523 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013523	Computer
12583	Computer	12583 - Dell Optiplex 3060		TX - San Antonio - Call Center	In stock	$0.00	DT-012583	Computer
13889	Computer	13889 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013889	Computer
	Monitor	HP P24 G4		TX - San Antonio - Call Center	In stock	$133.13
	Computer	Zebra MC9190		TX - San Antonio - Call Center	Installed	$0.00		Computer
18868	Monitor	18868 - HP V194 Monitor		TX - San Antonio - Call Center	Installed	$0.00
18782	Monitor	18782 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
13453	Computer	13453 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	satx-dt-013453	Computer
021503	Monitor	021503 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
10176	Computer	10176 - HP Elitebook 850 G5	Marcus	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-010176.conns.com	Computer
			Gonzalez
12552	Computer	12552 - Dell Latitude 7400	Clairissa	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-012552	Computer
			Galvan
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer

	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
12691	Computer	12691 - Dell Optiplex 3060		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012691	Computer
021528	Monitor	021528 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
13943	Computer	13943 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013943	Computer
16706	Computer	16706 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-016706	Computer
	Computer	Dell Optiplex 3070	Sonya Flores	TX - San Antonio - Call Center	In Use	$0.00	s806-dt-013557	Computer
13905	Computer	13905 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013905	Computer
13869	Computer	13869 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013869	Computer
20142	Computer	20142 - Zebra MC9300		TX - San Antonio - Call Center	In Use	$0.00	ICHH24_SA	Computer
9403	Computer	9403 - HP Elitebook 850 G5	Rose	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-009403	Computer
			Morales
16654	Computer	16654 - Dell Latitude 7410		TX - San Antonio - Call Center	In stock	$0.00	PHAZ-LT-016654	Computer
12874	Computer	12874 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012874	Computer
18762	Monitor	18762 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
18791	Monitor	18791 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
10063	Computer	10063 - HP Elitebook Folio 1040 G3		TX - San Antonio - Call Center	In Use	$0.00	satx-lt-010063.conns.com	Computer
21426	Computer	21426 - Dell Latitude 5530 i7	Aaron	TX - San Antonio - Call Center	Installed	$0.00	SATX-LT-021426	Computer
			Murphy
16263	Computer	16263 - iGel UD2 LX11	Lisa Garza	TX - San Antonio - Call Center	In Use	$0.00	SATX-IG-016263	Computer
021370	Monitor	021370 - Dell E2220H		TX - San Antonio - Call Center	In stock	$0.00
12878	Computer	12878 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-012878	Computer
	Computer	iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$285.22		Computer
000548	Monitor	000548 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
1527	Monitor	1527 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
4405	Computer	4405 - HP Elitebook Folio 1040 G3		TX - San Antonio - Call Center	In Use	$0.00	satx-lt-005583	Computer
5046	Computer	5046 - HP Elitebook Folio 9480M		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-005046	Computer
13706	Computer	13706 - Dell Optiplex 3070	Belinda	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013706	Computer
			Ybanez
10480	Computer	10480 - iGel		TX - San Antonio - Call Center	In stock	$0.00	CS48TC0041	Computer
01172	Monitor	01172 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
13811	Computer	13811 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013811	Desktop
000680	Monitor	000680 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
12664	Computer	12664 - Dell Optiplex 3060		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012664.conns.com	Computer
13926	Computer	13926 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013926	Computer
13865	Computer	13865 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013865	Computer
13838	Computer	13838 - Dell Optiplex 3070	Charlesetta	TX - San Antonio - Call Center	In Use	$0.00	DT-013838	Computer
			Lassiter
15847	Computer	15847 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-015847	Computer
18799	Monitor	18799 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
18788	Monitor	18788 - Dell P2419H		TX - San Antonio - Call Center	In stock	$0.00
20069	Monitor	20069 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
13444	Computer	13444 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-013444	Computer
021387	Computer	021387 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021387	Computer
21221	Monitor	21221 - Unknown	Crystalyn	TX - San Antonio - Call Center	Installed	$0.00
			Paradise
18832	Computer	18832 - Motorola MC92N0		TX - San Antonio - Call Center	Installed	$0.00	SA293HH02	Computer
16266	Computer	16266 - iGel UD2 LX11		TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-016266	Computer
10960	Network Gear	10960 - Cisco Meraki MS350-48FP-HW		TX - San Antonio - Call Center	In Use	$0.00	Stack 3 - Switch 3	Network Gear
1523	Monitor	1523 - ViewSonic LCD 19" LV1911	Gaby Vela	TX - San Antonio - Call Center	Installed	$0.00
16862	Monitor	16862 - HP LCD 19" V193w	Priscilla	TX - San Antonio - Call Center	Installed	$0.00
			Lopez
021500	Monitor	021500 - HP V194 Monitor		TX - San Antonio - Call Center	In stock	$0.00
112866	Computer	112866 - Dell Optiplex 3070	Priscilla	TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-112866	Computer
			Lopez
10110	Windows	10110 - HP ProLiant DL360 Gen9		TX - San Antonio - Call Center	In Use	$0.00	conns-wds02	Physical Server
	Server								102019	MXQ52805WP	Intel(R) Xeon(R) CPU E5-2620 v3 @ 2.40GHz 16GB	1.3TB
5073	Computer	5073 - HP Elitebook Folio 9480M		TX - San Antonio - Call Center	In stock	$0.00	SATX-LT-005073	Computer
	Computer	Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-017264	Computer
18577	Computer	18577 - Zebra MC9300		TX - San Antonio - Call Center	In stock	$0.00	WHXXXHHXX	Computer
16272	Computer	16272 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016272	Computer
1880	Monitor	1880 - HP LV1911	Priscilla	TX - San Antonio - Call Center	In Use	$0.00
			Lopez
021372	Computer	021372 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021372	Computer
12607	Computer	12607 - Dell Optiplex 3060	Lydia Ibarra	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-012607	Computer
13600	Computer	13600 - iGel	store262	TX - San Antonio - Call Center	Installed	$0.00	CS262TC031	Computer
			store262
	Computer	HP EliteBook 865 G9 Ryzen 7	Claudia	TX - San Antonio - Call Center	In Use	$1,293.98		Computer
			Bennett
13922	Computer	13922 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-013922	Computer
13830	Computer	13830 - Dell Optiplex 3070	Tracy Fry	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-013830	Computer
13588	Computer	13588 - Zebra MC9190		TX - San Antonio - Call Center	In stock	$0.00	Loaner 8	Computer
20188	Computer	20188 - Dell OptiPlex 3080		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-020188	Computer
18768	Monitor	18768 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
18792	Monitor	18792 - Dell P2419H		TX - San Antonio - Call Center	Installed	$0.00
13442	Computer	13442 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013442	Computer
15080	Monitor	15080 - Acer ViewSonic VA2037A-LED	Robert	TX - San Antonio - Call Center	Installed	$0.00
			Greenup
3372	Monitor	3372 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	Installed	$0.00
709	Monitor	709 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	Installed	$0.00
21456	Monitor	21456 - Dell P2422H		TX - San Antonio - Call Center	In stock	$0.00
13492	Computer	13492 - Dell Optiplex 3070	Barron	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-01898	Computer
			Martin
13449	Computer	13449 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	SATX-DT-013449	Computer
13438	Computer	13438 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-013438	Computer
12708	Computer	12708 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012708	Computer

	Monitor	HP Smartbuy P27h G4 27" FHD IPS Monitor		TX - San Antonio - Call Center	In stock	$226.93
16238	Computer	16238 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016238	Computer
18528	Monitor	18528 - HP LCD 19" V193w		TX - San Antonio - Call Center	In stock	$0.00
13823	Computer	13823 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013823	Computer
21969	Computer	21969 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021969	Computer
13806	Computer	13806 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013806	Computer
021390	Computer Monitor	021390 - iGel UD2 LX11 HP P24 G4		TX - San Antonio - Call Center In stock TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-021390	Computer
	Computer	12875 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$133.13
12875						$0.00	SATX-DT-012875	Computer
13934	Computer	13934 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	s806-dt-013934	Computer
13904	Computer	13904 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013904	Computer
13822	Computer	13822 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	BMTX-DT-013822	Computer
17277	Monitor	17277 - ViewSonic LCD 19" LV1911	Priscilla	TX - San Antonio - Call Center	In Use	$0.00
			Lopez
13957	Computer	13957 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00		Computer
17182	Computer	17182 - Dell Optiplex 3070		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-017182	Computer
17176	Computer	17176 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	W260-DT-017176	Computer
18867	Monitor	18867 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
18621	Monitor	18621 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
16900	Monitor	16900 - HP LCD 19" V193w		TX - San Antonio - Call Center	Installed	$0.00
12979	Computer	12979 - Dell Optiplex 3070	Samantha	TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-012979	Computer
			Stephens
2895	Monitor	2895 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
20173	Computer	20173 - Dell OptiPlex 3080		TX - San Antonio - Call Center	Installed	$0.00	SATX-DT-020173	Computer
021493	Monitor	021493 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
021224	Monitor	021224 - Acer ViewSonic VA2037A-LED	Robert	TX - San Antonio - Call Center	Installed	$0.00
			Greenup
18549	Computer	18549 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-018549	Computer
10064	Computer	10064 - HP Elitebook Folio 1040 G3	Sarah Adams	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-010064	Computer

16258	Computer	16258 - iGel UD2 LX11		TX - San Antonio - Call Center	In stock	$0.00	SATX-IG-016258	Computer
3315	Monitor	3315 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	Installed	$0.00
631	Monitor	631-		TX - San Antonio - Call Center	Installed	$0.00
733	Monitor	733-		TX - San Antonio - Call Center	Installed	$0.00
	Monitor	HP Smartbuy P27h G4 27" FHD IPS Monitor		TX - San Antonio - Call Center	In stock	$226.93
13580	Computer	13580 - Dell Optiplex 3070		TX - San Antonio - Call Center	In stock	$0.00	DT-013580	Computer
10094	Computer	10094 - iGel		TX - San Antonio - Call Center	In stock	$0.00		Computer
21981	Monitor	21981 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
21977	Monitor	21977 - LG 22BL450		TX - San Antonio - Call Center	In stock	$0.00
021501	Monitor	021501 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
21552	Computer	21552 - HP EliteBook 845 G9 Ryzen 7	Phillip Bouie	TX - San Antonio - Call Center	In Use	$1,365.33	SATX-LT-021552	Computer
8958	Computer	8958 - Zebra MC9190	WH003	TX - San Antonio - Call Center	Installed	$0.00	WH03HH18	Computer
21265	Computer	21265 - Dell Latitude 5520	Joshua	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-021265.conns.com	Computer
			Gressett
	Monitor	HP Smartbuy P27h G4 27" FHD IPS Monitor		TX - San Antonio - Call Center	In stock	$226.93
19493	Computer	19493 - iGel UD2 LX11	Gabriela	TX - San Antonio - Call Center	Installed	$0.00	SATX-IG-019493	Computer
			Luna
5534	Computer	5534 - HP Elitebook Folio 1040 G3	Juanita	TX - San Antonio - Call Center	In Use	$0.00	SATX-LT-005534	Computer
			Flood
	Computer	Dell Optiplex 3070	Jay Laurence	TX - San Antonio - Call Center	In Use	$0.00	SATX-DT-017261B	Computer
009547	Monitor	009547 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
21549	Monitor	21549 - Asus VS197T-P		TX - San Antonio - Call Center	In stock	$0.00
21325	Computer	21325 - Dell Latitude 5520	Rose	TX - San Antonio - Call Center	In Use	$0.00	satx-lt-021325.conns.com	Computer
			Delarosa
2147	Computer	2147 - HP Elitebook Folio 9470M		TX - San Antonio - Call Center	Installed	$0.00	SATX-LT-002147	Computer
12590	Computer	12590 - Dell Optiplex 3060	Jessica	TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012590	Computer
			Alcantar
12568	Computer	12568 - Dell Optiplex 3060		TX - San Antonio - Call Center	In Use	$0.00	satx-dt-012568	Computer
009564	Monitor	009564 - ViewSonic LCD 19" LV1911		TX - San Antonio - Call Center	In stock	$0.00
	Server	Dell PowerEdge R6515		TX - San Antonio - Call Center	In Use	$0.00		Physical Server	042021	3K99KD3	AMD EPYC 7282 2.80GHz, 16C/32T , 64M Cache
	Server	Dell PowerEdge R6515		TX - San Antonio - Call Center	In Use	$0.00		Physical Server	032021	9STLZB3	AMD EPYC 7282 2.80GHz, 16C/32T , 64M Cac 32GB
10111	Vmware 7.0.3	HP ProLiant DL380 Gen10		TX - San Antonio - Call Center	In Use	$0.00	conns-vmh-01.conns.com	Physical Server	102021	2M2818010N	Intel(R) Xeon(R) Silver 4114 CPU @ 2.20GHz 128GB	25TB
10112	Vmware 7.0.3	HP ProLiant DL380 Gen10		TX - San Antonio - Call Center	In Use	$0.00	conns-vmh-02.conns.com	Physical Server	102021	2M2816057C	Intel(R) Xeon(R) Silver 4114 CPU @ 2.20GHz 128GB	25TB
	10113 Vmware 7.0.3	HP ProLiant DL380 Gen10		TX - San Antonio - Call Center	In Use	$0.00	conns-vmh-03.conns.com	Physical Server	102021	2M2816057D	Intel(R) Xeon(R) Silver 4114 CPU @ 2.20GHz 128GB	25TB

Annex 3.2(f)

Active Litigation

[Redacted]

Annex 2.1(i)(i)(C)

Sellers’ Software

[See attached]

usiness Process	Description	Asset ame	Asset ype	endor
Credit Operations	Data Hub for customer loan records, customer orders, and integration to other systems	AS400	Proprietary Software	N/A
Credit Operations	Loan servicing solution for managing loan life cycle for installment loans	Spectrum Shaw Systems	SaaS	Shaw Systems
Credit Operations	Loan operations Spectrum Operational data store used for statements and payment (cash) system	Spectrum ODS	SaaS	Shaw Systems
Credit Operations	Workflow mgmt between Collection activity and Loan Ops - automation - could do this in a manual fashion if needed	Customer Account Management (CAM)	Proprietary Software	N/A
Credit Operations	RRR- Homegrown application for offering reduced rate financing (TX and LA only)	AS400	Proprietary Software	N/A
Credit Operations	Customer account management application - Home grown application to interface customer requests from Latitude to Spectrum to manage customer account.	CAM	Proprietary Software	N/A
Credit Operations	Robotic Process Automation for Loan Operations	Automation Anywhere (purchased through Recode)	SaaS	Recode
Customer Payments	Allows customers to manage payments on loans and leases	Bill Pay Online	Proprietary Software	N/A
Customer Payments	Customer credit card payment processing	ACI Bill Pay Portal	Payment Processor	ACI
Customer Payments	Payment file processing	AS400	Proprietary Software	N/A
Collections Operations	Collection platform for management of debt collections process	Genesys Latitude	SaaS	Genesys
Collections Operations	Deceased customer list service	AS400	Proprietary Software	N/A
Collections Customer Management	Collections and Customer Service Calling and Case Management System	LiveVox (IVR and case management)	SaaS	LiveVox
Reporting & Analytics	Data platform used for all reporting and analytics	Snowflake	SaaS	Snowflake
Reporting & Analytics	Credit Analytics DB	Sqlserver	Data	AWS
Reporting & Analytics	Metro2 credit reporting	Spectrum	SaaS	Shaw Systems
Badcock Revolving Credit Operations	Loan management system for WSB revolving credit	Storis	On Premise Software	Storis
Badcock Revolving Credit Operations	Delivery engine for print, mail, digital communication and statement provide for WSB revolving credit	NPC	SaaS	NPC
IT	Integration / API platform for AS400 integrations	Mulesoft	On Prem Licensed Software	Salesforce
IT	Data extract, transfer, load (ETL) tool for Snowflake data platform	Informatica Intellegent Data Management Cloud	SaaS	Informatica
IT	Data transformation tool for Snowflake data platform	FiveTran HVR	SaaS	Fivetran
IT	Cloud Management Services	AWS	Cloud Services	Amazon Web Services

Annex 3.2(n)(i)

Business Employees

[Redacted]

Annex 4.3(b)(1)

Docket 459 (Assignment and Assumption List)

[See attached]

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

In re:	Chapter 11

CONN’S, INC., et al.[1]	Case No. 24-33357 (ARP)

Debtors.	(Jointly Administered)

NOTICE OF (I) POTENTIAL ASSUMPTION AND ASSIGNMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES AND (II) CURE AMOUNTS

You are receiving this notice because you may be a counterparty to a contract or lease with Conn’s, Inc or one of its affiliates or subsidiaries. Please read this notice carefully as your rights may be affected by the transactions described herein.

PLEASE TAKE NOTICE OF THE FOLLOWING:

1.            On July 23, 2024, Conn’s, Inc. and its debtor affiliates, as debtors and debtors in possession (collectively, the “Debtors”), each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Court”). The Debtors are authorized to continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

2.            On July 26, 2024, the Debtors filed a motion seeking approval of certain procedures for the sale of some or all of the Debtors’ assets (the “Bidding Procedures”).2 The Court entered an order approving the Bidding Procedures on August 20, 2024 [Docket No. 370] (the “Bid Procedures Order”).

3.            Pursuant to the Bidding Procedures and the Bidding Procedures Order, the Debtors may potentially assume and assign to the Successful Bidder one or more of those executory contracts and unexpired leases listed on Schedule A annexed hereto (collectively, the “Potentially Assigned Agreements” and each, a “Potentially Assigned Agreement”), pursuant to section 365 of the Bankruptcy Code.

[1]	The Debtors in these chapter 11 cases, together with the last four digits of each of the Debtor’s federal tax identification number, are: Conn’s, Inc. (2840), Conn Appliances, Inc. (0706), CAI Holding, LLC (2675), Conn Lending, LLC (9857), Conn Credit I, LP (0545), Conn Credit Corporation, Inc. (9273), CAI Credit Insurance Agency, Inc. (5846), New RTO, LLC (6400), W.S. Badcock LLC (2010), W.S. Badcock Credit LLC (5990), and W.S. Badcock Credit I LLC (6422). The Debtor’s service address is 2445 Technology Forest Blvd., Suite 800, The Woodlands, TX 77381.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Bidding Procedures.

2

4.            The Debtors have indicated on Schedule A annexed hereto the cure amounts, if any, that the Debtors believe must be paid to cure any prepetition defaults and pay all amounts accrued under the Potentially Assigned Agreements (in each instance, the “Cure Amount”).

5.            Any party seeking to object to the validity of the Cure Amount as determined by the Debtors or otherwise assert that any other amounts, defaults, conditions or pecuniary losses must be cured or satisfied under any of the Potentially Assigned Agreements in order for such contract or lease to be assumed and assigned, must file an objection (the “Contract Objection”) that (a) is in writing, (b) sets forth the specific monetary amount the objector asserts to be due, and the specific types of the alleged defaults, pecuniary losses, accrued amounts and conditions to assignment and the support therefor, (c) is filed with the Clerk of the Bankruptcy Court and (d) is served on (i) counsel to the Debtor, Sidley Austin LLP, 1000 Louisiana St., Houston, TX 77002 (Attn.: Duston McFaul (dmcfaul@sidley.com), Jackson Garvey (jgarvey@sidley.com), Jeri Leigh Miller (jeri.miller@sidley.com), Maegan Quejada (mquejada@sidley.com), and Michael Sabino (msabino@sidley.com)); (ii) the Office of the United States Trustee for the Southern District of Texas, 515 Rusk St., Suite 3516, Houston, Texas 77002 (Attn.: Jayson B. Ruff (jayson.b.ruff@usdoj.gov); and (iii) counsel to the Official Committee of Unsecured Creditors (the “Committee”), Pachulski Stang, Ziehl & Jones LLP, 780 Third Avenue, New York, New York 10017 (Attn: Bradford J. Sandler (bsandler@pszjlaw.com), Robert J. Feinstein (rfeinstein@pszjlaw.com), and Paul J. Labov (plabov@pszjlaw.com)) (collectively, the “Notice Parties”) by no later than 4:00 p.m. (prevailing Eastern Time) on the date that is fourteen (14) calendar days after the service of this Assumption and Assignment Notice (the “Contract Objection Deadline”).

6.            The Debtors shall file a notice identifying the Successful Bidder with the Bankruptcy Court and serve such notice upon parties in interest within one (1) business day of the close of any Auction designating such Successful Bidder. The deadline for objecting to the assignment of the Potentially Assigned Agreements to such Successful Bidder on the basis of adequate assurance of future performance (“Adequate Assurance Objection”) shall be September 19, 2024 at 4:00 (prevailing Central Time) (the “Adequate Assurance Objection Deadline”).

UNLESS A CONTRACT OBJECTION IS TIMELY AND PROPERLY FILED AND SERVED BEFORE THE CONTRACT OBJECTION DEADLINE OR AN ADEQUATE ASSURANCE OBJECTION IS TIMELY RAISED BEFORE THE ADEQUATE ASSURANCE OBJECTION DEADLINE, THE NON-DEBTOR PARTY TO A POTENTIALLY ASSIGNED AGREEMENT SHALL (A) BE FOREVER BARRED FROM OBJECTING TO THE CURE AMOUNT AND FROM ASSERTING ANY ADDITIONAL CURE OR OTHER AMOUNTS WITH RESPECT TO SUCH POTENTIALLY ASSIGNED AGREEMENT, AND THE DEBTOR AND THE SUCCESSFUL BIDDER(S) SHALL BE ENTITLED TO RELY SOLELY UPON THE CURE AMOUNT; (B) BE DEEMED TO HAVE CONSENTED TO ANY ASSUMPTION AND ASSIGNMENT OF SUCH POTENTIALLY ASSIGNED AGREEMENT; AND (C) BE FOREVER BARRED AND ESTOPPED FROM ASSERTING OR CLAIMING AGAINST THE DEBTOR OR THE SUCCESSFUL BIDDER(S) THAT ANY ADDITIONAL AMOUNTS ARE DUE OR OTHER DEFAULTS EXIST, THAT CONDITIONS TO ASSIGNMENT MUST BE SATISFIED UNDER SUCH POTENTIALLY ASSIGNED AGREEMENT OR THAT

3

THERE IS ANY OBJECTION OR DEFENSE TO THE ASSUMPTION AND ASSIGNMENT OF SUCH POTENTIALLY ASSIGNED AGREEMENT.

IN ADDITION, THE PROPOSED CURE AMOUNT SET FORTH IN SCHEDULE A HERETO SHALL BE BINDING UPON THE NON-DEBTOR PARTIES TO THE POTENTIALLY ASSIGNED AGREEMENTS FOR ALL PURPOSES IN THESE CHAPTER 11 CASES AND WILL CONSTITUTE A FINAL DETERMINATION OF THE CURE AMOUNTS REQUIRED TO BE PAID BY THE DEBTOR IN CONNECTION WITH ANY ASSUMPTION AND ASSIGNMENT OF THE POTENTIALLY ASSIGNED AGREEMENTS.

7.            Where a non-Debtor counterparty to a Potentially Assigned Agreement timely and properly files an objection asserting a cure amount higher or different than the proposed Cure Amount, (the “Disputed Cure Amount”), then (a) the cure amount shall be as agreed between the parties or (b) to the extent the parties are unable to consensually resolve the dispute, then such objection will be adjudicated at the Sale Hearing or at such other date and time as may be determined by the Debtors or fixed by the Court. All other objections to the proposed assumption and assignment of a Potentially Assigned Agreement will likewise be heard at the Sale Hearing, unless adjourned by agreement of the parties.

8.            A Contract Objection shall not constitute an objection to the relief generally requested in the motion to approve the Bidding Procedures or in the Sale. Parties wishing to otherwise object to the relief requested in the motion to approve the Bidding Procedures or the Sale must file and serve a separate objection, stating with particularity such party’s grounds for objection, on each of the Notice Parties listed above no later than September 19, 2024 at 4:00 p.m. (prevailing Central Time).

9.            If you agree with the Cure Amount indicated on Schedule A, and otherwise do not object to the Debtors’ assignment of your lease or contract, you need not take any further action.

10.          The Debtors’ decision to assume and assign the Potentially Assigned Agreements is subject to Bankruptcy Court approval and consummation of the sale of the Assets.

Inclusion of any document on the list of Potentially Assigned Agreements shall not constitute or be deemed to be a determination or admission by the Debtors or the Successful Bidder(s) that such document is, in fact, an executory contract or unexpired lease within the meaning of the Bankruptcy Code, and all rights with respect thereto are being expressly reserved.

4

Dated: August 30, 2024

Houston, Texas

/s/ Jeri Leigh Miller
SIDLEY AUSTIN LLP
Duston McFaul (TX Bar No. 24003309)
Jeri Leigh Miller (TX Bar No. 24102176)
Maegan Quejada (TX Bar No. 24105999)
1000 Louisiana Street, Suite 5900
Houston, Texas 77002
Telephone:	(713) 495-4500
Facsimile:	(713) 495-7799
Email:	dmcfaul@sidley.com
jeri.miller@sidley.com
mquejada@sidley.com

William E. Curtin (admitted pro hac vice)
Michael Sabino (admitted pro hac vice)
787 Seventh Avenue
New York, New York 10019
Telephone:	(212) 839-5300
Facsimile:	(212) 839-5599
Email:	wcurtin@sidley.com
msabino@sidley.com

Jackson T. Garvey (admitted pro hac vice)
One South Dearborn
Chicago, Illinois 60603
Telephone:	(312) 853-7000
Facsimile:	(312) 853-7036
Email:	jgarvey@sidley.com

Counsel to the Debtors and Debtors in Possession

Certificate of Service

I certify that on August 30, 2024, I caused a copy of the foregoing document to be served by the Electronic Case Filing System for the United States Bankruptcy Court for the Southern District of Texas.

/s/ Jeri Leigh Miller
Jeri Leigh Miller

Schedule A

Project Blue

Schedule A - Leases

All $ in Actual

				$8,193,498
Store #	LANDLORD NAME	LANDLORD ADDRESS	ADDRESS OF SUBJECT PROPERTY	CURE AMOUNT ($)
81	11250 NORTH CENTRAL LP	11250 NORTH CENTRAL EXPY, DALLAS, TX, 75243	11250 NORTH CENTRAL EXPY, DALLAS, TX 75243	-
WSB-484	2019 DECATUR PROPERTY LLC	18331 PINES BLVD, STE 319, PEMBROKE PINES, FL, 33029	2019 6TH AVE SE STE 9, DECATUR, AL 35601	-
WSB-525	2300 CHURCH STREET LLC	PO BOX 1211, MYRTLE BEACH, SC, 29578	2300 CHURCH ST UNIT 5, CONWAY, SC 29526	-
116	240 LAND, LLC	45 HOTEL CIRCLE SUITE 101, ALBUQUERQUE, NM 87123	1615 PENN PARK BLVD, OKLAHOMA CITY, OK 73159	-
224	2900 EAST MILLBROOK LLC	2900 E MILLBROOK ROAD, RALEIGH, NC, 27604	2900 E MILLBROOK ROAD, RALEIGH, NC 27604	-
WSB-762	AC33 ENTERPRISES, LLC	PO BOX 532, PLANT CITY, FL, 33564	703 SOUTH EVERS, PLANT CITY, FL 33563	12,720.0
6	ACADEMY LAKE CHARLES LLC	155 E 55TH ST STE 5-F, NEW YORK, NY, 10022	3401 DEREK DR, LAKE CHARLES, LA 70607	80,000.0
WSB-874	ACTION 49 JUNCTION I, LLC	110 N. JERRY CLOWER BLVD., SUITE W YAZOO CITY, MS, 39194	714 US HIGHWAY 78E, JASPER, AL 35501	8,896.7
70	ADD GULFGATE HOLDINGS LLC	6888 GULF FREEWAY, HOUSTON, TX, 77087	6888 GULF FREEWAY, HOUSTON, TX 77087	-
136	ADD KINGS CROSSING, LLC	7081 YOUREE DR, SHREVEPORT, LA, 71105	7081 YOUREE DR, SHREVEPORT, LA 71105	-
292	AKMS, LP	810 SAXON BLVD, ORANGE CITY, FL, 32763	810 SAXON BLVD, ORANGE CITY, FL 32763	47,288.2
47	ALBERTSON'S INC	2514 S W MILITARY, SAN ANTONIO, TX 78221	4818 S PADRE ISLAND DR, CORPUS CHRISTI, TX	79,015.5
211	ALEXANDRIA MAIN MALL LLC	3437 MASONIC DR, ALEXANDRIA, LA, 71301	3437 MASONIC DR, ALEXANDRIA, LA 71301	-
66	ALTO-SOUTHPARK MEADOWS III LP	9900 IH-35 SOUTH, BLDG H, AUSTIN, TX, 78748	9900 IH-35 SOUTH, BLDG H, AUSTON TX	-
11	AMBASSADOR WAY ASSOCIATES LP	19 BRIAR HOLLOW LN, STE 100, HOUSTON, TX, 77027	3316 AMBASSADOR CAFFERY, LAFAYETTE, LA 70506	59,440.0
73	AMERICAN NATIONAL INSURANCE COMPANY	5010 GARTH ROAD, BAYTOWN, TX 77521	1420 WEST LOOP 336 NORTH, CONROE, TX 77304	87,383.1
WSB-160	ARENDALL ENTERPRISES INC	1111 S BELTLINE HWY, MOBILE, AL, 36606	33050 HWY 43 N, THOMASVILLE, AL 36784	-
313	ARG ACHOUTX001 LLC	650 5TH AVE, 30TH FL, NEW YORK, NY, 10019	1779 MARTIN LUTHER KING, HOUMA, LA 70360	40,500.0
18	ARG ACHOUTX001, LLC	10025 ALMEDA GENOA ROAD, HOUSTON, TX, 77075	10025 ALMEDA GENOA ROAD, HOUSTON, TX 77075	46,823.0
WSB-851	ARONOV REALTY MANAGEMENT	3500 EASTERN BLVD, MONTGOMERY, AL, 36116	2507 REDMOND CIRCLE, ROME, GA 30165	-
161	Aspen Memphis LLC	83 SOUTH ST, STE 101, FREEHOLD, NJ1.	3525 RIVERDALE ROAD, MEMPHIS, TN 38115	37,009.0
147	AU ZONE ARVADA LLC	5850 CANOGA AVE, STE 650, WOODLAND HILLS, CA, 91367	7360 W 52ND AV, ARVADA, CO 80002	-
145	Aurora CP LLC	11250 EL CAMINO REAL, SUITE 102, SAN DIEGO, CA 9213012.	60 S ABILENE, AURORA, CO 80012	51,150.3
189	AUSTIN PEAY PLAZA, LLC	8377 E HARTFORD DR, STE 100, SCOTTSDALE, AZ 85255	3260 AUSTIN PEAY HIGHWAY, MEMPHIS, TN 38128	51,632.6
303	AVR CPC ASSOCIATES, LLC	8270 AGORA PARKWAY, SCHERTZ, TX, 78154	5555 WHITTLESEY BLVD, COLUMBUS, GA 31909	58,960.2
151	BAI RIVERGATE LLC	720 E PALISADE AVE, STE 201, ENGLEWOOD CLIFFS, NJ, 07632	1655 GALLATIN PIKE NORTH, MADISON, TN 37115	90,346.6
118	BASSETT PLACE REAL ESTATE CO, LLC	6101 GATEWAY WEST, EL PASO, TX, 79925	6101 GATEWAY WEST, EL PASO, TX 79925
9111	BCDC PORTFOLIO OWNER LLC	30 N LASALLE, STE 4140, CHICAGO, IL, 60602	505 PEGASUS PKWY, LAGRANGE, GA
9141	BCDC PORTFOLIO OWNER LLC	30 N LASALLE, STE 4140, CHICAGO, IL, 60602	1017 CORPORATE PARK DR, MEBANE, NC
9151	BCDC PORTFOLIO OWNER LLC	30 N LASALLE, STE 4140, CHICAGO, IL, 60602	201 KID ELLIS RD, MULBERRY, FL	-
Corp DC 4	BCDC PORTFOLIO OWNER LLC	30 N LASALLE, STE 4140, CHICAGO, IL, 60602	168 N PHOSPHATE BLVD, MULBERRY, FL
Corp DC 5	BCDC PORTFOLIO OWNER LLC	30 N LASALLE, STE 4140, CHICAGO, IL, 60602	200 N PHOSPHATE BLVD, MULBERRY, FL
Corp DC 6	BCDC PORTFOLIO OWNER LLC	30 N LASALLE, STE 4140, CHICAGO, IL, 60602	308 NW 1ST AVE, MULBERRY, FL
Corp DC 7	BCDC PORTFOLIO OWNER LLC	30 N LASALLE, STE 4140, CHICAGO, IL, 60602	503 PHOSPHATE BLVD N, MULBERRY, FL
302	BDG PARK PLACE, LLC	9700 N. FREEWAY, HOUSTON, TX 77037	7300 US HIGHWAY 19 N, PINELLAS PARK, FL	-
319	BEALLS DEPARTMENT STORES INC	1806 38TH AVE E, BRADENTON, FL, 34208	9903 S. MILITARY TRAIL, BOYNTON BEACH, FL	61,800.0
316	BELL WEST, LLC	9700 N. FREEWAY, HOUSTON, TX, 77037	9700 N. FREEWAY, HOUSTON, TX 77037	96,756.5
WSB-828	BLUE EMPIRE LLC	7120 CREEK WOOD DR, CHAPEL HILL, NC, 27514	1117 YADKINVILLE ROAD, MOCKSVILLE, NC 27028	-
WSB-354	BRAINERD VILLAGE SHOPPING CENTER LLC	3333 RICHMOND RD, STE 350, BEACHWOOD, OH, 44122	5856 BRAINERD ROAD, CHATTANOOGA, TN 37411	-
219	BRAINERD VILLAGE SHOPPING CNTR	5844 BRAINERD RD, CHATTANOOGA, TN, 37411	5844 BRAINERD RD, CHATTANOOGA, TN 37411	-
247	BRE RETAIL RESIDUAL OWNER I LLC	450 LEXINGTON AVE, FL 13, NEW YORK, NY, 10017	6148 HIGHWAY 6, NORTH, HOUSTON, TX 77084	-
306	BRE THRONE GARNER TOWNE SQUARE LP	450 LEXINGTON AVE, FL 13, NEW YORK, NY, 10017	2580 TIMBER DRIVE, GARNER, NC 27529	-
WSB-894	BRF III HENDERSON LLC	1111 BENFIELD BLVD. STE. 100, MILLERSVILLE, MD, 21108	1241 DABNEY DRIVE, HENDERSON, NC 27536	11,250.0
310	BRI 2240 NORTH LANE AVENUE LLC	27777 FRANKLIN RD, STE 900, SOUTHFIELD, MI, 48034	2240 LANE AVENUE, JACKSONVILLE FL, 32254	19,925.9
WSB-870	BRIXMOR GA KINGSTON	450 LEXINGTON AVE, 13TH FLOOR, NEW YORK, NY, 10017	9622 KINGSTON PIKE, KNOXVILLE, TN	-
271	BRIXMOR GA SPRINGDALE/MOBILE LIMITED PARTNERSHIP	450 LEXINGTON AVE, FL 13, NEW YORK, NY, 10017	3250 AIRPORT BLVD, MOBILE, AL 36608
26	BRIXMOR HOLDINGS 12 SPE LLC	3636 NOBEL DR, SAN DIEGO, CA, 92122	13337 I-H 10, HOUSTON, TX 77015	118,945.1
248	BRIXMOR HOLDINGS 12 SPE LLC	1525 FARADAY, STE 350, CARLSBAD, CA, 92008	3405 PALMER HIGHWAY, TEXAS CITY, TX 77590
304	BRIXMOR STONE MOUNTAIN LLC	450 LEXINGTON AVE, 13TH FL, NEW YORK, NY, 10017	1825 ROCKBRIDGE ROAD, STONE MOUNTAIN, GA 30087
249	BROADWAY DUNHILL LLC	3100 MONTICELLO AVE, STE 300, DALLAS, TX, 75205	4931 S BROADWAY AVE, TYLER, TX 75703	-
318	BROOKWOOD MSC, LLC	138 CONANT ST, 3RD FL, BEVERLY, MA, 01915	1433 S BABCOCK STREET, MELBOURNE, FL 32901	-
380	BSREP III 2003 MACARTHUR L.P.	1180 PEACHTREE ST, STE 3380, ATLANTA, GA, 30309	2051 MACARTHUR BLVD, GRAND PRAIRIE, TX	-
WSB-345	BUTTS PROPERTIES, LLC	217 E. DYKES ST, COCHRAN, GA, 31014	245 EAST DYKES ST, COCHRAN, GA 31014	-
WSB-737	C&A OF NEW BERN INC	PO BOX 422, WADESBORO, NC, 28170	2116 S GLENBURNIE RD, NEW BERN, NC 28562	12,500.0
252	CAISHEN BUILDING LLC	2424 EASTERN BOULEVARD, MONTGOMERY, AL, 36117	2424 EASTERN BOULEVARD, MONTGOMERY, AL 36117	86,277.7
WSB-162	CANUP LTD	102 PRESERVE CT, MADISON, AL, 35758	501 DAVIS LOOP, OXFORD, AL 36203	-
265	CAP INDUSTRIAL PARK I LLC	50 PENNWOOD PLACE, WARRENDALE, PA, 15086	2070 COMMERCIAL DRIVE, PORT ALLEN LA, 70767	-
295	CAPITAL HWY 35 LTD	4200 N LAMAR BLVD, STE 200, AUSTIN, TX, 78703	5431 N INTERSTATE 35, AUSTIN, TX 78723	119,799.9
WSB-491	CAPRIS UPSTATE MANAGEMENT INC	100 COTTAGE GATE LANE, EASLEY, SC, 29642	5659 CALHOUN MEM HWY, EASLEY, SC 29640	6,850.0
179	Cardinal Industrial San Diego, Inc.	2611 S COAST HWY 101 # 205, CARDIFF, CA 92007	6900 INTERNATIONAL PARKWAY, MCALLEN, TX	184,742.9
43	Cavender Enterprises B, Ltd	2333 BROWNS BRIDGE RD, GAINESVILLE, GA 30504-6006	4465 N EXPRESSWAY 77/83, BROWNSVILLE, TX 78520	-
143	CHANDLER FESTIVAL SPE, LLC	2820 W. CHANDLER BLVD, CHANDLER, AZ, 85224	2820 W. CHANDLER BLVD, CHANDLER, AZ 85224	-
WSB-852	CHARLOTTE ARCHDALE UY LLC	8816 SIX FORKS RD, STE 201, RALEIGH, NC, 27615	6021 SOUTH BLVD, CHARLOTTE, NC 28217	-
300	CLAYTON 75 LC, INC.	3000 TURTLE CREEK BLVD, DALLAS, TX, 75219	2464 MT. ZION ROAD, JONESBORO GA, 30236	-
WSB-760	CLAYTON VENTURE, LLC	2030 S. DOUGLAS ROAD, SUITE 209, CORAL GABLES, FL, 33134	525 W BRANDON BLVD, BRANDON, FL 33511	-
42	CLEARVIEW HARLINGEN LP	706 S DIXIELAND RD, HARLINGEN, TX, 78552	706 S DIXIELAND RD, HARLINGEN, TX 78552	39,965.0
WSB-847	CLIFFDALE PARTNERS LLC	322 N SPRING ST, WINSTON SALEM, NC, 27101	6900 CLIFFDALE ROAD, FAYETTEVILLE, NC 28314	-
WSB-833	CLUB FOREST MT. AIRY, LLC	204 S. MAIN STREET, PO BOX 699, FOUNTAIN INN, SC, 29644	1130 W PINE STREET, MOUNT AIRY, NC 27030	-
WSB-882	COBALT REALTY LLC	11001 HIGHLAND ROAD, BATON ROUGE, LA, 70810	1227 CHEROKEE RD, ALEXANDER CITY, AL	-
86	COLLIN CREEK ASSOCIATES LLC	PO BOX 310300, PROPERTY: 628510, DES MOINES, IA, 50331	800 W. 15TH ST, PLANO, TX 75075	-
WSB-868	COMMERCE CENTER, LLC	1124 PARK WEST BLVD., STE. 101, MOUNT PLEASANT, SC, 29466	732 WEST MAIN STREET, LEXINGTON, SC 29072	-
WSB-810	COMMERCIAL PROPERTY ASSOCIATES	7400 S PARK PL, STE 3, LOUISVILLE, KY, 40222	1947 MADISON STREET, CLARKSVILLE, TN 37043	10,559.3

SUBJECT TO MATERIAL CHANGE	Page 1 of 6

Project Blue

Schedule A - Leases

All $ in Actual

$8,193,498
Store #	LANDLORD NAME	LANDLORD ADDRESS	ADDRESS OF SUBJECT PROPERTY	CURE AMOUNT ($)
25	COMMONS AT WILLOWBROOK INC, THE	8750 N CENTRAL EXPWY, STE 800, DALLAS, TX, 75231	7736 FM 1960, HOUSTON, TX 77070	100,840.9
WSB-733	COOKE PROPERTIES	3309 FAIRMONT DR, NASHVILLE, TN, 37203	119 NASHVILLE HWY STE 115, COLUMBIA, TN 38401	10,830.0
208	Cox Revocable Living Trust	4127 PALLON CT, SAN DIEGO, CA, 92124-2703, UNITED STATES	120 S RAINBOW BLVD, LAS VEGAS, NV 89145	-
WSB-848	CPAM RIVER LANDING, LLC	3305 WESTOVER ROAD, DURHAM, NC, 27707	3642 RAMSEY STREET, FAYETTEVILLE, NC 28311	-
94	CPT ARLINGTON HIGHLANDS 1 LP	137 MERCHANTS ROW 125, ARLINGTON, TX, 76018	137 MERCHANTS ROW #125, ARLINGTON, TX 76018	-
309	CROSS COUNTY OWNER LLC	3611 14TH AVE, STE 420, BROOKLYN, NY, 11218	4340 OKEECHOBEE, WEST PALM BEACH, FL 33409	145,875.8
175	CROSS CREEK PLAZA C/O GFD MANAGEMENT INC	6350 QUADRANGLE DR SUITE 205, CHAPEL HILL, NC, 27517	1748 SKIBO RD, UNIT 100, FAYETTEVILLE, NC 28303	-
WSB-865	CRS CENTER LLC	151 BODMAN PLACE, SUITE 201, RED BANK, NJ, 07701	7965 TARA BLVD SUITE 330C, JONESBORO, GA 30236	13,513.5
WSB-861	CUMBERLAND PLAZA LLC	136 S BROADWAY, STE 200, WHITE PLAINS, NY, 10605	49 CUMBERLAND PLAZA, CROSSVILLE, TN 38555	9,333.3
WSB-203	CUMBERLAND REAL ESTATE LP	300 GALLERIA PKWY, 12TH FL, ATLANTA, GA, 30339	3701 AUSTELL RD SW, MARIETTA, GA 30008	13,332.8
WSB-815	CW HILLS KING LLC	204 S. MAIN STREET, PO BOX 699, FOUNTAIN INN, SC, 29644	705 S. MAIN ST STE G, KING, NC 27021	-
177	DDR CAROLINA PAVILION LP	3300 ENTERPRISE PARKWAY, BEACHWOOD, OH, 44122	9567 SOUTH BOULEVARD, CHARLOTTE, NC 28273	-
157	DDRTC T&C LLC	3300 ENTERPRISE PKWY, BEACHWOOD, OH, 44122	151 N PETERS RD, KNOXVILLE, TN 37923	60,734.8
WSB-818	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	400 N GROVE STREET, EUSTIS FL, 32726	-
WSB-329	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	1429 OHIO AVE NORTH LIVE OAK FL 32064	-
WSB-618	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	2211 SW 19TH AVE RD., OCALA FL, 34471	-
WSB-791	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	1750 E IRLO BRONSON MEM ST CLOUD FL, 34785	-
WSB-789	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	1515 HIGHWAY 17 N WINTER HAVEN SOUTH FL., 34785	-
WSB-759	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	350 SHOPPING CENTER DR., WILDWOOD, FL, 34785	-
WSB-758	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	3690 E GULF TO LAKE INVERNESS, FL, 34453	-
WSB-750	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	1350 N BROADWAY (US 98) BARTOW, FL, 33830	-
WSB-633	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	1762 TREE BOULEVARD ST., AUGUSTINE, FL, 32084	-
WSB-631	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	10965 BEACH BLVD., JACKSONVILLE SOUTH, FL, 32246	-
WSB-219	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	1399 6TH ST., NW WINTER HAVEN NORTH, FL 33881	-
WSB-356	DEDICATED SENIOR MEDICAL CENTERS OF FL LLC	1395 NW 167TH ST, MIAMI, FL, 33169	900 MISSOURI AVE N, LARGO, FL 33770	-
WSB-748	DINKINS INVESTMENTS LLC	20 THE PENINSULA, OCEAN ISLE BEACH, NC, 28469	4609 OGEECHEE RD, SAVANNAH, GA 31405	-
78	DISTRICT & URBAN (TEXAS), INC.	14500 WESTHEIMER, HOUSTON, TX, 77077	14500 WESTHEIMER, HOUSTON, TX 77077	-
71	DML NW PLAZA LP	11051 NORTHWEST FREEWAY, HOUSTON, TX, 77092	11051 NORTHWEST FREEWAY, HOUSTON, TX 77092	-
202	DON LEVIN TRUST	3508 GATE CITY BLVD, GREENSBORO, NC, 27407	3508 GATE CITY BLVD, GREENSBORO, NC 27407	48,763.6
158	DOOLITTLE GALLERY, LLC	605 HAYWOOD ROAD, GREENVILE, SC, 29607	605 HAYWOOD ROAD, GREENVILLE, SC 29607	-
311	DP JAX INVESTORS, LLC	3908 W HILLSBOROUGH AVE, TAMPA, FL, 33614	9278 ARLINGTON EXPRESSWAY, JACKSONVILLE, FL 32225	-
76	DPEG FOUNTAINS, LP	12730 FOUNTAIN LAKE CIRCLE, STAFFORD, TX, 77477	12730 FOUNTAIN LAKE CIRCL, STAFFORD, TX 77477	-
128	DSW MESA GRAND SPECTRUM LLC	1795 EAST SKYLINE DRIVE, SUITE 193, TUCSON, AR, 85718	1655 SOUTH STAPLEY DRIVE, MESA, AZ 85204	46,260.7
WSB-333	DUGGIN FAMILY LIMITED PARTNERSHIP	PO BOX 8127, MCMINNVILLE, TN, 37110	200 HOBSON ST STE 39, MC MINNVILLE, TN 37110	-
63	EAST GROUP PROPERTIES LP	7301 N STATE HWY 161, STE 215, IRVING, TX, 75039	2700 LOUIS HENNA BLVD., STE 190, ROUND ROCK TX, 78664	-
150	EAST GROUP PROPERTIES, LP	7301 N STATE HWY 161, STE 215, IRVING, TX, 75039	10335 RIDGE CREEK DR., CHARLOTTE, NC	-
214	EASTGATE TOWN CENTER LLC	18631 N 19TH AVE, STE 158-606, PHOENIX, AZ, 85027	4969 NINE MILE RD, RICHMOND, VA 23223	164,937.6
267	ECRE SUNLAND PARK, LLC	750 SUNLAND PARK DRIVE, EL PASO, TX, 79912	750 SUNLAND PARK DRIVE, EL PASO, TX 79912	106,156.7
WSB-338	EDWARD SLATEN SR FAMILY TR DTD 12/30/1993	8503 STANDIFER GAP RD, CHATTANOOGA, TN, 37421	2217 BATTLEFIELD PKWY, FORT OGLETHORPE, GA 30742	-
WSB-510	ELAW LLC	PO BOX 80, ASHEVILLE, NC, 28802	356 NORTH MAIN ST, WAYNESVILLE, NC 28786	-
294	EMBASSY HOLDINGS LLC	3611 14TH AVE, STE 420, BROOKLYN, NY, 11218	9642 US HIGHWAY 19 NORTH, PORT RICHEY, FL 34668	46,053.7
WSB-898	EMMA V LLC	6100 LAKE ELLENOR DR, STE 199, ORLANDO, FL, 32809	2523 OLD VINELAND RD, KISSIMMEE, FL 34746	-
236	EPIC WEST TOWNE CROSSING LLC	16000 DALLAS PKWY, STE 300, DALLAS, TX, 75248-6609	3166 S. HIGHWAY 161, GRAND PRAIRIE, TX 75052	66,332.9
WSB-841	ERSHCO LLC	1800 N ELM ST, HENDERSON, KY, 42420	2507 WEST MEIGHAN BLVD, GADSDEN, AL 35904	-
185	Evan Miller	1235 EAST BLVD., SUITE E PMB #131	197 SOUTH NEW HOPE RD, GASTONIA, NC 28054	-
298	EXCEL TEXARKANA LLC	11712 MOORPARK ST, STE 201B, STUDIO CITY, CA, 91604	2315 RICHMOND ROAD, TEXARKANA, TX 75503	-
127	FAIRLAWN 35, L.P.	10143 E 71, ST TULSA, OK, 74133	10143 E 71 ST, TULSA, OK 74133	-
105	FAIRWAY PHASE III ASSOC LP	4500 BISSONNET ST, STE 300, BELLAIRE, TX, 77401	3931 FAIRWAY PLAZA DRIVE, PASADENA, TX 77505	-
WSB-330	FAREED, LLC	800 MT. VERNON HWY NE, SUITE 425, ATLANTA, GA, 30328	4075 CHARLES HARDY PWKY, DALLAS, GA 30157	-
314	FAYETTE PAVILION LLC	945 HEIGHTS RD, HOUSTON, TX, 77008	123 PAVILION PARKWAY, FAYETTEVILLE, GA 30214	30,015.9
112	FESTIVAL PROPERTIES, INC	19746 INTERSTATE 45, SPRING, TX, 77373	19746 INTERSTATE 45, SPRING, TX 77373	239,777.1
164	FLORENCE/SAV, LLC	400 MALL BLVD, STE M, SAVANNAH, GA, 31406	2530 DAVID MCLEOD, FLORENCE, SC 29501
194	FLORENCE/SAV, LLC	400 MALL BLVD, STE M, SAVANNAH, GA, 31406	6921 E ADMIRAL PL, TULSA, OK 74115	-
WSB-832	FLORENCE/SAV, LLC	400 MALL BLVD, STE M, SAVANNAH, GA, 31406	2522 DAVID H MCLEOD BLVD, FLORENCE, SC 29501
291	FLORIDA MALL COMMERCIAL GROUP LLC	650 NE 32ND ST, STE 5304, MIAMI, FL, 33137	1631 FLORIDA MALL AVE, ORLANDO, FL 32809
264	FORUM LONE STAR, LP	8270 AGORA PARKWAY, SCHERTZ, TX, 78154	8270 AGORA PARKWAY, SCHERTZ, TX	144,272.6
WSB-308	FP PROPERTY LLC	397 N BABCOCK ST, MELBOURNE, FL, 32935	3347 US HWY 441/27, FRUITLAND PARK, FL 34731	-
68	FRED NIEMANN	7730 I-H 35, NORTH SAN ANTONIO, TX, 78233	7730 I-H 35 NORTH, SAN ANTONIO, TX 78218	38,659.8
126	G & A LTD CO (BRUNACINI)	PO BOX 6363, ALBUQUERQUE, NM, 87197	540 SILVER CREEK RD. NW SUITE A-1, ALBUQUERQUE NM, 87121	-
WSB-730	G & P PROPERTIES	6750 WALNUT TRACE, COOKEVILLE, TN, 38501	1580 INTERSTATE DR, COOKEVILLE, TN 38501	-
WSB-725	G BARFIELD PROPERTIES LLC	PO BOX 534, MOREHEAD CITY, NC, 28557	124 BEACON DRIVE, WINTERVILLE, NC 28590	13,413.6
129	GAG REDDY FAMILY LIMITED	730 N POST OAK RD STE 330, HOUSTON, TX, 77024	9567 S MAIN STREET, HOUSTON, TX 77025	-
WSB-854	GARMAC COMPANY INC	7 SUNNYSIDE LANE, WESTPORT, CT, 06880	219-B E. PLAZA DRIVE, MOORESVILLE, NC 28115	-
WSB-648	GARRETT HAMPTON LLC	PO DRAWER 36, FOUNTAIN INN, SC, 29644	1381 WEST ELM STREET, HAMPTON, SC 29924	-
320	GEMINI ALTO CENTERVILLE PARTNERS LLC	8511 DAVIS PKWY, STE C6-127, CHARLOTTE, NC, 28269	2922 WATSON BOULEVARD, CENTERVILLE GA, 31028	-
225	GOLDEN EAST CROSSING REALTY HOLDING LLC	1100 N WESLEYAN BLVD, ROCKY MOUNT, NC, 27804	1100 N WESLEYAN BLVD, ROCKY MOUNT, NC 27804	-
183	GOLDTHORN LLC	2733 E PARLEYS WAY, STE 300, SALT LAKE CITY, UT, 84109	550 E 102ND AVE, DENVER, CO 80229	104,123.8
WSB-869	GOULD BLACKSTOCK SPARTANBURG SC LLC	60 CUTTER MILL RD, STE 303, GREAT NECK, NY, 11021	400 W BLACKSTOCK ROAD, SPARTANBURG, SC 29301	-
WSB-838	GRAND STRAND PLAZA	PO BOX 699, FOUNTAIN INN, SC, 29644	1450 S KINGS HWY, MYRTLE BEACH, SC 29577	-
297	GRE ALTAMONTE LP	201 E LAS OLAS BLVD, STE 1200, FORT LAUDERDALE, FL, 33301	130 E.ALTAMONTE DRIVE, ALTAMONTE SPG, FL 32701	48,053.4
WSB-867	GREENHILL OXFORD LLC	1320 GREENHILL RD, COLUMBIA, SC, 29206	3500 N ROXBORO ST, DURHAM, NC 27704	12,357.5
WSB-371	GREER PLAZA INC	1175 NE 125 ST, STE 102, NORTH MIAMI, FL, 33161	805A W WADE HAMPTON BLVD, GREER, SC 29650	-

SUBJECT TO MATERIAL CHANGE	Page 2 of 6

Project Blue

Schedule A - Leases

All $ in Actual

				$8,193,498
Store #	LANDLORD NAME	LANDLORD ADDRESS	ADDRESS OF SUBJECT PROPERTY	CURE AMOUNT ($)
WSB-856	GROVETOWN PROPERTIES LLC	4090 HAMMONDS FERRY, EVANS, GA, 30809	5107 WRIGHTSBORO ROAD, GROVETOWN, GA 30813	10,140.0
WSB-713	GW GASTONIA LLC	2211 N. ELSTON AVE, SUITE 400, CHICAGO, IL, 60614	1392 E FRANKLIN BLVD, GASTONIA, NC 28054	-
WSB-152	HACM INC	103 PAR CIR, FAIRHOPE, AL, 36532	1724 E MAIN ST STE B, PRATTVILLE, AL 36066	-
WSB-122	HALPERN ENTERPRISES INC	5200 ROSWELL RD, ATLANTA, GA, 30342	3134 HIGHWAY 278 NW, COVINGTON, GA 30014	-
WSB-374	HARDY COURT SHOPPING CENTER INC	10071 LORRAINE RD, GULFPORT, MS, 39502	21 HARDY COURT, GULFPORT, MS 39507	-
WSB-202	HARRISON PROPERTIES LP	615 3RD AVE S, SUITE 500, NASHVILLE, TN, 37210	291 NEW SHACKLE ISLAND, HENDERSONVILLE, TN 37075	13,142.0
WSB-825	HAZ VENTURES LLC	REAR OF 17 PLANTAGENET ROAD, BARNET, HERTFORDSHIRE, ENGLAND, EN5 5JG	4150 W VERNON AVE, KINSTON, NC 28504	7,281.8
WSB-489	HCC-WINDSOR PLACE, LLP	PO BOX 447, MOUNT MOURNE, NC, 28123	1520 E GREENVILLE ST, ANDERSON, SC 29621	-
141	HCL GOODYEAR CENTERPOINTE, LLC	15305 W MCDOWELL RD, GOODYEAR, AZ, 85395	15305 W MCDOWELL RD, GOODYEAR, AZ 85338	60,759.9
213	HD Hickory LLC Foundry Commercial	420 S. ORANGE AVENUE SUITE 400. ORLANDO, FLORIDA 32801	1810 US HIGHWAY 70 SE, HICKORY, NC 28602	36,387.3
64	HEB GROCERY COMPANY, LP	1339 SW LOOP 410, SAN ANTONIO, TX, 78227	1339 SW LOOP 410,, SAN ANTONIO, TX 78227	-
WSB-208	HENRY LISCIO COMPANY, INC	12704 CRIMSON COURT, STE 101, HENRICO, VA, 23233	1301 W BROAD ST, WAYNESBORO, VA 22980	9,963.1
WSB-860	HIGH COTTON PALISADES, LLC	PO BOX 430113, BIRMINGHAM, AL, 35243	372 PALISADES BLVD, BIRMINGHAM, AL 35209	11,950.0
284	HIGHLAND LAKES PROPERTY LLC	341 N MAITLAND AVE, STE 115, MAITLAND, FL, 32751	7407 WEST COLONIAL DRIVE, ORLANDO, FL 32818	35,967.7
WSB-850	HORNE RIVER RIDGE II LP	412 N CEDAR BLUFF RD, STE 205, KNOXVILLE, TN, 37923	800 FAIRVIEW ROAD, ASHEVILLE, NC 28803	-
119	HOTEL CIRCLE ABQ LLC	45 HOTEL CIRCLE SUITE 101, ALBUQUERQUE, NM, 87123	45 HOTEL CIRCLE SUITE 101, ALBUQUERQUE, NM 87123	32,927.9
231	HUFFMAN MILL PLAZA LIMITED PARTNERSHIP	6350 QUADRANGLE DR STE 205, CHAPEL HILL, NC, 27517	3121 GARDEN ROAD, BURLINGTON, NC 27215	-
88	HURST900 VENTURES LLC	900 NE LOOP 820, HURST, TX, 76053	900 NE LOOP 820, HURST, TX 76053	79,111.7
WSB-327	HVL PROPERTY HOLDINGS	PO BOX 786, ARDEN, NC, 28704	417 S MAIN STREET, HENDERSONVILLE, NC 28792	-
WSB-466	HVL PROPERTY HOLDINGS LLC	PO BOX 786, ARDEN, NC, 28704	2215 LEXINGTON RD, ATHENS WEST, GA	-
173	IMAGO ENTERPRISES INC	140 PALMER DR, FORT COLLINS, CO, 80525	120 BOCKMAN DR, FORT COLLINS, CO 80525	61,635.3
197	INDEPENDENCE SHOPPING CTR CHARLOTTE NC LP	270 COMMERCE DR, ROCHESTER, NY, 14623	5704 E. INDEPENDENCE BLVD, CHARLOTTE, NC 28212	87,992.8
WSB-469	INGLES MARKETS INC	2913 US HWY 70 W, BLACK MOUNTAIN, NC, 28711	1084 EAST FRANKLIN STREET, HARTWELL, GA 30643	-
WSB-872	INGLES MARKETS, INC.	2913 U.S. HIGHWAY 70 WEST, BLACK MOUNTAIN, NC, 28711	7252 NORRIS FREEWAY, KNOXVILLE, TN 37918	16,756.6
296	INTERNATIONAL SPEEDWAY SQUARE LTD	30 S MERIDAN ST, STE 1100, INDIANAPOLIS, IN, 46204	2500 WEST INTERNATIONAL SPEEDWAY BLVD., DAYTONA BEACH FL, 32114	-
WSB-766	ISRAM PASCO LLC	506 S DIXIE HWY, HALLANDALE, FL, 33009	7305 STATE ROAD 54, NEW PORT RICHEY, FL 34653	-
132	J & J COLDWATER LLC	22833 SE BLACK NUGGET ROAD, SUITE 140, ISSAQUAH, WA, 98029	1100 N. 127TH AVENUE , AVONDALE, AZ	376,531.7
159	JACKSON CLP, LP	1051 E COUNTY LINE RD, JACKSON, MS, 39211	1051 E COUNTY LINE RD, JACKSON, MS 39211	64,095.7
24	JBL HUMBLEWOOD CENTER, LLC	19611 HWY 59 NORTH STE D, HUMBLE, TX, 77338	19611 HWY 59 NORTH STE D, HUMBLE, TX 77338	-
WSB-840	JEFFERSON CITY INVESTORS, LLC	3265 MERIDIAN PARKWAY, SUITE 130, WESTON, FL, 33331	119 W BROADWAY BLVD, JEFFERSON CITY, TN 37760	-
293	JPMCC 2006-CIBC15 SW 24TH AVENUE LLC	1601 WASHINGTON AVE, STE 700, MIAMI BEACH, FL, 33139	2800 SW 24TH AVE., OCALA, FL 34471	67,162.2
97	JS & ME INVESTMENT LLC	4351 DFW TURNPIKE 300, DALLAS, TX, 75212	4351 DFW TURNPIKE #300, DALLAS, TX 75211	24,142.5
WSB-738	JUWA INVESTMENTS, LLC	PO BOX 422, WADESBORO, NC, 28170	3011 NC HWY 42 WEST, WILSON, NC 27893	-
240	KB RIVERDALE LLC	2743 PERIMETER PKWY, BLDG 100, STE 370, AUGUSTA, GA, 30909	1082 W. MERCURY BLVD, HAMPTON, VA 23666	72,170.1
WSB-875	KENS PLAZA	PO BOX 634181, CINCINNATI, OH, 45263-4181	3108 EAST OAKLAND AVE, JOHNSON CITY, TN 37601	-
123	K-GAM BROADWAY CRAYCROFT LLC	3450 E SUNRISE DR, STE 150, TUCSON, AZ, 85718	5530 E BROADWAY BLVD, TUCSON, AZ	35,833.3
122	KILLAM DEVELOPMENT, LTD	2420 BOB BULLOCK LOOP, LAREDO, TX, 78041	2420 BOB BULLOCK LOOP, LAREDO, TX 78043	-
210	KILLEEN ATM LLC	12121 WILSHIRE BLVD, STE 900, LOS ANGELES, CA, 90025	1101 S. FORT HOOD STREET, KILLEEN, TX 76541	-
139	KIR AMARILLO, LP	PO BOX 30344, TAMPA, FL, 33630	2510 S. SONCY ROAD, AMARILLO, TX 79124	69,597.7
WSB-864	KOTIS HOLDINGS LLC	1410 MILL ST, STE 102, GREENSBORO, NC, 27408	220 WEST KINGS HIGHWAY, EDEN, NC 27288	8,643.8
121	KRG LAKE WORTH TOWNE CROSSING, LLC	2021 SPRING RD STE 200, OAK BROOK, IL, 60523-1845	6592 LAKE WORTH BLVD, FORT WORTH, TX 76135	-
WSB-863	K-VA-T FOOD STORES, INC.	PO BOX 1158, ABINGDON, VA, 24212	1460 EUCLID AVE, BRISTOL, VA 24201	-
275	LAKELAND XF LLC	2100 ROSS AVE, STE 895, DALLAS, TX, 75201	8401 FL 33, LAKELAND, FL 33809	-
83	LAKEPOINTE CROSSING 2422, LLC	2422 S STEMMONS FWY, LEWISVILLE, TX, 75067	2422 S STEMMONS FWY, LEWISVILLE, TX 75067	45,310.1
WSB-866	LAURENS PLAZA INVESTORS LLC	1840 MAIN ST, STE 204, WESTON, FL, 33326	917 EAST MAIN STREET, LAURENS, SC 29360	-
241	LAURICELLA MANHATTAN LLC	1200 S CLEARVIEW PKWY, STE 1166, NEW ORLEANS, LA, 70123	2424 MANHATTAN BLVD, HARVEY, LA 70058	85,971.8
137	LEECO ENERGY & INVESTMENTS INC	3501 BILLY HEXT RD, ODESSA, TX, 79765	6976 EAST HWY 191, ODESSA, TX 79765	-
WSB-889	LEHY PLAZA WVA, LLC	1102 PONTE VEDRA BOULEVARD, PONTE VEDRA BEACH, FL, 32081	1380 E MAIN STREET, WYTHEVILLE, VA 24382	9,062.2
WSB-829	LENOIR ENTERTAINMENT, LLC	PO BOX 3967, HICKORY, NC, 28603	2445 N CENTER STREET, HICKORY, NC 28601	-
38	LEVY BANDERA OAKS LLC	9015 MOUNTAIN RIDGE DRIVE, SUITE 350, AUSTIN, TX, 78759	5776 STEMMONS DR, SAN ANTONIO, TX 78238	112,383.3
290	LEVY BANDERA OAKS LLC	9015 MOUNTAIN RIDGE DRIVE, SUITE 350, AUSTIN, TX, 78759	5776 STEMMONS DR, SAN ANTONIO, TX 78238
266	LIBERTY PROPERTY LIMITED PARTNERSHIP	8827 N SAM HOUSTON PKWY W, HOUSTON, TX, 77064	1401 RANKIN RD, HOUSTON, TX 77073	-
301	LIBERTY PROPERTY LIMITED PARTNERSHIP	8827 N SAM HOUSTON PKWY W, HOUSTON, TX, 77064	1401 RANKIN RD, HOUSTON, TX 77073
215	LIT INDUSTRIAL LIMITED PARTNERSHIP	2323 VICTORY AVE, STE 1500, DALLAS, TX, 75219	7001 CENTREPOINTE WAY, LAVERNGE, TN	-
2	LOMBARD GROUP TEXAS LLC	108 GATEWAY SHOPPING CTR, BEAUMONT, TX, 77701	108 GATEWAY SHOPPING CTR, BEAUMONT, TX 77701	30,028.1
WSB-204	M2K, LLC	2301 SUGAR BUSH ROAD, SUITE 220, RALEIGH, NC, 27612	101 SILER CROSSING, SILER CITY, NC 27344	9,983.8
288	MALL AT LONGVIEW LLC	180 E BROAD ST, FL 21, COLUMBUS, OH, 43215	3510 MCCANN RD, LONGVIEW, TX 75605	63,901.8
305	MANCHESTER VILLAGE SC LLC	4201 CONGRESS ST, STE 170, CHARLOTTE, NC, 28209	548 JOHN ROSS PARKWAY, ROCK HILL, SC 29730	-
148	MARANA MARKETPLACE PARTNERS LLC	6298 E GRANT RD, STE 100, TUCSON, AZ, 85712	3742 W RIVER ROAD, TUCSON, AZ 85741	-
WSB-137	MARTIN, LARRY C	2004 DEAN ST, ROME, GA, 30161	304 N MAIN ST, CEDARTOWN, GA 30125	15,562.5
WSB-201	MECA COMMERCIAL REAL ESTATE	2216 MONUMENT STREET, CHARLOTTE, NC, 28208	1585 N ASPEN STREET, LINCOLNTON, NC 28092	8,992.5
WSB-321	MERIDEN ASSOCIATES LLC	277 FAIRFIELD RD, STE 205, FAIRFIELD, NJ, 07004	1264 NW BROAD ST, MURFREESBORO, TN 37129	14,184.5
WSB-159	MIDLAND ATLANTIC	8044 MONTGOMERY ROAD, CINCINNATI, OH, 45236	921 DECATUR PIKE, ATHENS, TN 37303	-
WSB-745	MIDTOWN CROSSING LLC	1468 CAROLINA AVENUE, WASHINGTON, NC, 27889	618 WEST 15TH STREET, WASHINGTON, NC 27889	-
WSB-142	MIMMS ENTERPRISES INC	780 OLD ROSWELL PLACE, SUITE 100, ROSWELL, GA, 30076	914 JOE FRANK HARRIS PKWY, CARTERSVILLE, GA 30120	-
280	Mishorim Horizon LLC, Park One Horizon, LLC and Gold Investments Hori	5431 N INTERSTATE 35, AUSTIN, TX 78723	3908 W HILLSBOROUGH AVE, TAMPA, FL 33614	57,732.3
WSB-858	MONARCH AT N CHARLESTON	4243 DUNWOODY CLUB DRIVE, STE 200, ATLANTA, GA, 30350	5900 RIVERS AVENUE, CHARLESTON, SC 29406	-
WSB-335	NAI EARLE FURMAN LLC	101 E. WASHINGTON ST, STE 400, GREENVILLE, SC, 29601	745 ALBRIGHT ROAD, ROCK HILL, SC 29730	-
184	NASH FIELDS, LLC	5330 CANE RIDGE RD STE108, ANTIOCH, TN, 37013	5330 CANE RIDGE RD STE108, ANTIOCH, TN 37013	80,343.1
WSB-486	NATCHEZ HARDWARE CENTER, LLC	110 N. JERRY CLOWER BLVD., SUITE W YAZOO CITY, MS, 39194	416 HWY 12 W, STARKVILLE, MS 39759	-
253	NATURAL BRIDGE DEVELOPMENT CORP.	9530 PARKWAY EAST, ROEBUCK BIRMINGHAM, AL, 35215	9530 PARKWAY EAST ROEBUCK, BIRMINGHAM, AL 35215	-
262	NBY PROPERTIES LLC	4629 MACRO DR, SAN ANTONIO, TX, 78218	4807 W COMMERCE ST, SAN ANTONIO, TX 78237	52,260.3

SUBJECT TO MATERIAL CHANGE	Page 3 of 6

Project Blue

Schedule A - Leases

All $ in Actual

$8,193,498
Store #	LANDLORD NAME	LANDLORD ADDRESS	ADDRESS OF SUBJECT PROPERTY	CURE AMOUNT ($)
WSB-834	NIRENBLATT NIRENBLATT & HOFFMAN LLP	1660 SAM RITTENBERG BLVD, STE 11-13, CHARLESTON, SC, 29407	1720 SAM RITTENBERG BLVD, CHARLESTON, SC 29407
WSB-124	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	3318 MERCER UNIVERSITY DR, MACON, GA 31204
WSB-128	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	1750 N TAMIAMI TRAIL, NORTH FORT MYERS, FL 33903
WSB-129	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	1138 S HARRIS ST, SANDERSVILLE, GA 31082
WSB-130	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	1701 ROANOKE RD, LAGRANGE, GA 30240
WSB-134	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	1405 IRIS DR., CONYERS, GA 30013
WSB-135	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	1409 N FLORIDA AVENUE, LAKELAND, FL 33805
WSB-136	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	6625 US HWY 98 NORTH, LAKELAND, FL 33809
WSB-146	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	1707 CHEROKEE AVE SW, CULLMAN, AL 35055
WSB-153	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	6100 SOUTH FLORIDA AVENUE, LAKELAND, FL 33813
WSB-157	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	5435 N 56TH STREET, TAMPA, FL 33610
WSB-166	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	6621 MEMORIAL HIGHWAY, TAMPA, FL 33615
WSB-306	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	4370 ATLANTA HWY, ATHENS, GA 30606
WSB-318	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	321A COLUMBIA AVE, RINCON, GA 31326
WSB-339	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	2623 N COLUMBIA ST, MILLEDGEVILLE, GA 31061
WSB-346	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	12152 W COLONIAL DR, WINTER GARDEN, FL 34787
WSB-360	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	18885 CORTEZ BLVD, BROOKSVILLE, FL 34601
WSB-366	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	160 HAMPTON ST, MCDONOUGH, GA 30253	-
WSB-603	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	6377 OAK STREET, EASTMAN, GA 31023
WSB-632	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	6521 N MAIN STREET, JACKSONVILLE, FL 32208
WSB-645	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	435 S MAIN STREET, SWAINSBORO, GA 30401
WSB-683	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	204 S MAIN ST, HAVANA, FL 32333
WSB-685	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	3213 APALACHEE PKWY, TALLAHASSEE, FL 32311
WSB-736	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	301 LOWES DRIVE, DANVILLE, VA 24540
WSB-744	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	1473 N WESLEYAN BLVD, ROCKY MOUNT, NC 27804
WSB-756	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	100 ATLANTA AVE, LYNCHBURG, VA 24502
WSB-757	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	421 W BELT AVE, BUSHNELL, FL 33513
WSB-761	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	14009 7TH STREET, DADE CITY, FL 33525
WSB-768	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	1510 COLLEGE AVE E, RUSKIN, FL 33570
WSB-769	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	2200 ML KING ST S, SAINT PETERSBURG, FL 33705
WSB-798	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	136 HANCOCK BRIDGE PKY, CAPE CORAL, FL 33990
WSB-800	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	3608 FOWLER ST, FORT MYERS, FL 33901
WSB-801	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	1039 TAMIAMI TRAIL, PORT CHARLOTTE, FL 33953
WSB-807	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	2665 DAVIS BLVD, NAPLES, FL 34104
WSB-817	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	1555 E HWY 50, CLERMONT, FL 34711
WSB-821	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	9909 STATE ROAD 52, HUDSON, FL 34669
242	NOELIE INC	4804 RUE LAURENT, METAIRIE, LA, 70002	5245 VETERANS MEMORIAL, METAIRIE, LA 70006	-
27	NORTHLINE COMMONS LLC	4400 A NORTH FREEWAT, STE 900, HOUSTON, TX, 77022	4446 NORTH FREEWAY, HOUSTON, TX 77022	-
5	PA69 LP	8554 KATY FWY, HOUSTON, TX, 77024	7855 MEMORIAL BLVD, PORT ARTHUR, TX 77642	-
12	PARKDALE PLAZA-1	4326 DOWLEN ROAD, BEAUMONT, TX, 77706	4326 DOWLEN ROAD, BEAUMONT, TX 77706	-
WSB-488	PAT DESANTIS	1535 E. SHAW AVE., SUITE 105, FRESNO, CA, 93710	2000 CLOWDUS DRIVE, ONEONTA, AL 35121	8,290.6
96	PAVILIONS NORTH SHOPPING CENTER 18, LLC	PO BOX 716067, CINCINNATI, OH, 45271	25 NE I-410 LOOP, SAN ANTONIO, TX 78216	74,903.9
WSB-340	PGP CLEVELAND CORNERS OPERATIONS, LLC	PO BOX 17119, CHAPEL HILL, NC, 27516	850 25TH STREET, NW, CLEVELAND, TN 37311	-
144	PLD USLF Airways DC LLC	1800 WAZEE STREET, SUITE 500. DENVER, COLORADO 80202	2470 AIRPORT BOULEVARD - SUITE D, AURORA, CO	213,835.5
WSB-795	PONSLER, GENE A & CORA	108 47TH ST CT NW, BRANDENTON, FL, 34209	6920 CORTEZ RD WEST, BRADENTON, FL 34210	-
WSB-336	PREMIER CAPITAL FUND XXXV LLC	210 OAK AVE, KANNAPOLIS, NC, 28081	1702 DARBY DRIVE, FLORENCE, AL 35630	-
238	PRINCESS ANNE PROPERTIES, INC.	3421 VIRGINIA BEACH BLVD, VIRGINIA BEACH, VA, 23452	3421 VIRGINIA BEACH BLVD, VIRGINIA BEACH, VA 23452	-
260	PROLOGIS LP	1800 WAZEE ST, STE 500, DENVER, CO, 80202	1710 CORNERWAY BLVD, SAN ANTONIO, TX	422,362.7
111	PTL BURGESS LLC	1615 PENN PARK BLVD, OKLAHOMA CITY, OK 73159	MIDLAND CENTER SHOPPING C, OKLAHOMA CITY, OK 73112	-
WSB-895	PULASKI CENTER ASSOCIATES, LLC	11155 RED RUN BLVD., SUITE 320, OWING MILLS, MD, 21117	1130 E. MAIN ST, PULASKI, VA 24301	10,933.0
113	QA Logistics Oklahoma LLC	1833 S MORGAN RD, OKLAHOMA CITY, OK 73128	1001 ENTERPRISE AVE, SUITE #14A, OKLAHOMA CITY OK, 73128	-
259	RADIANT SUNSET BUILDING, LLC	145 W45TH ST. 10TH FLOOR, NEW YORK, NY, 10036	4001 SUNSET DRIVE, SAN ANGELO, TX 76904	-
46	RAINIER SA CROSSING ACQUISITIONS, LLC	11650 BANDERA ROAD, SAN ANTONIO, TX 78250	11650 BANDERA ROAD, SAN ANTONIO, TX 78250	-
89	RAINIER WHEATLAND ACQUISITIONS, LLC	3450 BAINBRIDGE DR, DALLAS, TX, 75237	3450 BAINBRIDGE DR, DALLAS, TX 75237	-
WSB-878	RALEIGH TARRYMORE SQUARE LLC	1001 WADE AVE, STE 300, RALEIGH, NC, 27605	3901 CAPITAL BOULEVARD, RALEIGH, NC 27604	-
WSB-740	RANGE PROPERTIES, LLC	3362-B S. CHURCH STREET, BURLINGTON, NC, 27215	3356 S CHURCH ST, BURLINGTON, NC 27215	-
48	RB TECH RIDGE LLC	12901 NORTH IH35, AUSTIN, TX, 78753	12901 NORTH IH35, AUSTIN, TX	-
272	RCC CORTEZ PLAZA, LLC	PO BOX 17710, RICHMOND, VA, 23226	4495 14TH STREET W., BRADENTON, FL 34207	116,615.8
230	RDU LINCOLN PARK NORTH PROPERTY OWNER LP	PO BOX 746000, ATLANTA, GA, 30374	3208 SPOTTSWOOD STREET, RALEIGH NC, 27615	18,623.7
138	RED SHAMROCK 4, LLC	10000 COORS BLVD, ALBUQUERQUE, NM, 87114	10000 COORS BLVD, ALBUQUERQUE, NM 87114	-
75	REG SA BROOKS CORNER PROPERTY OWNER, LTD	3143 SE MILITARY DRIVE, SAN ANTONIO, TX, 78223	3143 SE MILITARY DRIVE, SAN ANTONIO, TX 78223	-
58	REPSOL OIL & GAS USA LLC	50 PENNWOOD PLACE, WARRENDALE, PA, 15086	2445 TECHNOLOGY FOREST BLVD., BUILDING 4, SUITE 800	18,705.0
255	REVENUE PROPERTIES NS SQ	150 NORTHSHORE BOULEVARD, SLIDELL, LA, 70460	150 NORTHSHORE BOULEVARD, SLIDELL, LA 70460	53,250.6
WSB-211	REYNOLDA ASSOCIATES, LLC	11155 RED RUN BLVD., SUITE 320, OWING MILLS, MD, 21117	3800 REYNOLDA RD STE 180, WINSTON SALEM, NC 27106	-
WSB-213	REYNOLDA ASSOCIATES, LLC	11155 RED RUN BLVD., SUITE 320, OWING MILLS, MD, 21117	1215 SILAS CREEK PARKWAY, WINSTON SALEM, NC 27127	-
WSB-846	RG COLUMBIA, LLC	101 E. WASHINGTON ST., SUITE 400, GREENVILLE, SC, 29601	2730 DECKER BLVD, COLUMBIA, SC 29206	-
WSB-332	RHD, LLC	2700 MIDDLEBURG DRIVE, SUITE 218, COLUMBIA, SC, 29204	736A ST ANDREWS RD, COLUMBIA, SC 29210	-
WSB-483	RIA GATLINBURG PROPERTIES, LLC	111 SOUTH 4TH STREET, PO BOX 494, GADSDEN, AL, 35902	515 A SOUTH JEFFERSON ST, ATHENS, AL 35611	-
176	RIVER OAKS PROPERTIES	5678 N MESA, EL PASO, TX, 79912	1971 ZARAGOZA ROAD, EL PASO, TX 79938	-
WSB-812	ROCKLEDGE PROPERTIES LLC	5073 SW 35TH TERRACE FT., LAUDERDALE, FL, 33312	1802 US HWY 1 SUITE 100, ROCKLEDGE, FL 32955	33,475.6
205	ROSE FP LLC C/O TCG MANAGEMENT INC	4960 CENTRE POINTE DRIVE NORTH, CHARLESTON, SC, 29418	4960 CENTRE POINTE DRIVE, NORTH CHARLESTON, SC 29418	-
WSB-842	ROWAN COUNTY, NORTH CAROLINA	130 W. INNES STREET, SALISBURY, NC, 28144	1935 JAKE ALEXANDER, SALISBURY, NC 28147	-

SUBJECT TO MATERIAL CHANGE	Page 4 of 6

Project Blue

Schedule A - Leases

All $ in Actual

				$8,193,498
Store #	LANDLORD NAME	LANDLORD ADDRESS	ADDRESS OF SUBJECT PROPERTY	CURE AMOUNT ($)
308	RPT NEWNAN LLC	500 N BROADWAY, STE 201, PO BOX 9010, JERICHO, NY, 11753	1098 BULLSBORO DRIVE, NEWNAN, GA 30265	160,788.5
WSB-212	RYE, DARREL ANDREW	346 HORSEHEAD CREEK RD, MONTEZUMA, GA, 30163	815 RUSSELL PARKWAY, WARNER ROBINS, GA 31088
WSB-334	RYE, DARREL ANDREW	346 HORSEHEAD CREEK RD, MONTEZUMA, GA, 30163	1521 WATSON BLVD, WARNER ROBINS, GA 31093	-
WSB-669	RYE, DARREL ANDREW	346 HORSEHEAD CREEK RD, MONTEZUMA, GA, 30163	404 LANE ST SE, MOULTRIE, GA 31768
WSB-206	S.L. NUSBAUM REALTY CO ESCROW	1700 WELLS FARGO CENTER, 400 MONTICELLO AVE, NORFOLK, VA, 23510	1558 JULIAN R ALLSBROOK, ROANOKE RAPIDS, NC 27870	9,850.0
233	SAN MAR DUNHILL RATEL LLC	3100 MONTICELLO AVE, STE 300, DALLAS, TX, 75205	917 TX-80, SAN MARCOS, TX 78666	-
299	SANTA FE MALL REALTY HOLDING LLC	4250 CERRILLOS ROAD, SANTA FE, NM, 87507	4250 CERRILLOS ROAD, SANTA FE, NM 87507	86,023.2
307	SC (WESTLAND PROMENADE) LP	302 DATURA ST, STE 100, WEST PALM BEACH, FL, 33401	3890 WEST 18TH AVE, HIALEAH, FL 33012	74,675.0
WSB-519	SCRG II LLC	55 MIDTOWN PARK E, MOBILE, AL, 36606	258 W FORT WILLIAMS ST, SYLACAUGA, AL 35150	9,706.4
WSB-839	SECOND STREET PLAZA LLC	1000 HIGHLAND COLONY PKWY, STE 9004, RIDGELAND, MS, 39157	613 MARTIN ST N STE 400, PELL CITY, AL 35125
WSB-859	SECOND STREET PLAZA LLC	1000 HIGHLAND COL PKWY, STE 9004, RIDGELAND, MS, 39157	22991 JOHN T REID PARKWAY, SCOTTSBORO, AL 35768	7,979.2
WSB-862	SECOND STREET PLAZA LLC	1000 HIGHLAND COLONY PKWY, STE 9004, RIDGELAND, MS, 39157	101 CRACKER BARREL ROAD, FORT PAYNE, AL 35968
199	SFRCO, LLC	4969 NINE MILE RD, RICHMOND, VA 23223	ARCADIA CROSSING, PHOENIX, AZ 85018	-
WSB-890	SHAH DEVELOPMENT LLC	180 TEEL ST NE, CHRISTIANSBURG, VA, 24073	7327 PEPPERS FERRY BLVD, RADFORD, VA 24141	7,956.1
273	SHOPS AT ABIILENE LP	207 SAN JACINTO BLVD, STE 300, AUSTIN, TX, 78701	3725 CATCLAW DRIVE, ABILENE, TX 79606	74,850.9
WSB-855	SHOPS AT NEWBERRY, LLC	8501 NW 17TH STREET, STE 120 (33126), PO BOX 526150, MIAMI, FL, 33152	1228 WILSON ROAD, NEWBERRY, SC 29108	-
244	SIEGEN LANE PROPERTIES LLC	10780 N. MALL DRIVE, BATON ROUGE, LA, 70809	10780 N. MALL DRIVE, BATON ROUGE, LA 70809	-
130	SIMON PROPERTY GROUP	225 WEST WASHINGTON STREET, INDIANAPOLIS, IN, 46204-3438	5000 S ARIZONA MILLS CIR, TEMPE, AZ 85282	-
21	SMITHCO DEVELOPMENT	1400 POST OAK BLVD, STE 650, HOUSTON, TX, 77056	20051 KATY FREEWAY, KATY, TX 77450	63,646.5
WSB-845	ARONOV REALTY MANAGEMENT	2500 EASTERN BLVD, MONTGOMERY, AL, 36116	4075 EASTERN BLVD, MONTGOMERY, AL 36116	10,000.0
251	SOUTHGATE SQUARE VIRGINIA LLC	222 CENTRAL PARK AVE, STE 2100, VIRGINIA BEACH, VA, 23462	120 SOUTHGATE SQUARE, COLONIAL HEIGHTS, VA 23834	96,959.8
195	SPARTANBURG GM LLC	855 BROAD ST, SUITE 300, BOISE, ID, 83702	106 PEACHWOOD CENTER, SPARTANBURG, SC 29301	29,639.1
178	Spartanbury Center No. 2, LLC	100 CORPORATE DRIVE, SUITE L2, SPARTANBURG, SC 2930312.	105 FORTIS DR., DUNCAN SC, 29334	-
206	SPIRIT REALTY, LP	4208 CENTRAL AVE SW, ALBUQUERQUE, NM, 87105	4208 CENTRAL AVE SW, ALBUQUERQUE, NM 87105	112,395.8
282	SRB COLLEGE STATION LLC	4641 NALL RD, DALLAS, TX, 75244	1502 HARVEY ROAD, COLLEGE STATION, TX 77840	84,986.7
274	SRB DENTON, LLC	2201 S INTERSTATE 35, DENTON, TX, 76205	2201 S INTERSTATE 35, DENTON, TX 76205	91,106.0
228 SRB	DOUGLASVILLE LLC	4641 NALL RD, DALLAS, TX, 75244	6580 DOUGLAS BLVD, DOUGLASVILLE, GA 30135	113,732.1
312	SRB DOUGLASVILLE LLC	4641 NAIL RD, DALLAS, TX, 75244	6580 DOUGLAS BLVD, DOUGLASVILLE, GA 30135
124	STAG II EL PASO, LP	ONE FEDERAL STREET 23RD FLOOR, BOSTON, MA, 02110	47 BUTTERFIELD CIRCLE , EL PASO, TX	-
165	STAGE HILLS HOLDINGS, LLC	6363 POPLAR AVE., SUITE 400, MEMPHIS, TN, 38119	7850 STAGE HILLS BLVD., BARTLETT TN, 38133	803.3
201	STATELINE SQUARE, LLC	570 MAIN STREET, SOUTHAVEN, MS, 38671	570 MAIN STREET, SOUTHAVEN, MS 38671	-
9	STNL BATON ROUGE, LLC	8888 AIRLINE HIGHWAY, BATON ROUGE, LA, 79815	8888 AIRLINE HIGHWAY, BATON ROUGE, LA 70815	17,771.7
17	STORE MASTER FUNDING III LLC	8377 E HARTFORD DR, STE 100, SCOTTSDALE, AZ, 85255	8201 S. GESSNER, HOUSTON, TX 77036	-
84	STORE MASTER FUNDING III LLC	8377 E HARTFORD DR, STE 100, SCOTTSDALE, AZ, 85255	2021 TOWN EAST BLVD, MESQUITE, TX 75149	-
106	STORE MASTER FUNDING III LLC	8377 E HARTFORD DR, STE 100, SCOTTSDALE, AZ, 85255	8317 N. 10TH ST, MCALLEN, TX 78504	-
120 STORE	MASTER FUNDING III LLC	8377 E HARTFORD DR, STE 100, SCOTTSDALE, AZ, 85255	700 S TELSHORE BLVD, LAS CRUCES, NM 88011	25,476.5
174	STORE MASTER FUNDING III LLC	8377 E HARTFORD DR, STE 100, SCOTTSDALE, AZ, 85255	345 N ACADEMY BLVD, COLORADO SPRINGS, CO 80909	328.5
203	STORE MASTER FUNDING III LLC	8377 E HARTFORD DR, STE 100, SCOTTSDALE, AZ, 85255	3650 MILLHAVEN RD, MONROE, LA 71203	-
154	STORE MASTER FUNDING VI LLC	8501 E PRINCESS DR, STE 190, SCOTTSDALE, AZ, 85255	2820 WEST DUNLAP, PHOENIX, AZ 85051	10,221.9
162	STORE MASTER FUNDING VI LLC	8501 E PRINCESS DR, STE 190, SCOTTSDALE, AZ, 85255	6052 MARSHA SHARP FREEWAY, LUBBOCK, TX 79407	-
WSB-323	STOREY FAMILY LTD PARTNERSHIP II LLLP	3531 WALTON WAY, AUGUSTA, GA, 30909	3241 WASHINGTON ROAD, AUGUSTA, GA 30907	-
WSB-830	SUMMERVILLE PLAZA LLC	100 FAIRVIEW ST EXT, FOUNTAIN INN, SC, 29644	1422 BOONE HILL ROAD, SUMMERVILLE, SC 29483	-
62	SUMMIT INCOME PARTNERS LP	4999 NW LOOP 410, SAN ANTONIO, TX, 78229	4999 NW LOOP 410, SAN ANTONIO TX, 78229	32,156.3
WSB-513	SUSO 3 NEWNAN LP	6365 HALCYON WAY, SUITE 970, ALPHARETTA, GA, 30005	54 BULLSBORO DRIVE, NEWNAN, GA 30263	-
WSB-888	SUSO 5 SKYVIEW LP/SLATE GROCERY HOLDING	565 TAXTER ROAD, STE 400, ELMSFORD, NY, 10523	7873 S ORANGE BLOSSOM, ORLANDO, FL 32809	27,918.4
102	SW BROADWAY, LLC	2800 E BROADWAY, PEARLAND, TX, 77581	2800 E BROADWAY, PEARLAND, TX 77581	45,239.7
WSB-844	TEMPLETON PROPERTIES LP	170 MEADOWVIEW DR, STE B, BOONE, NC, 28607	2815 HIGHWAY 105 SOUTH, BOONE, NC 28607	-
WSB-328	TERRA VESTA HILLBILLY LLC	2201 2ND AVENUE SOUTH, SUITE 111, BIRMINGHAM, AL, 35233	761 MADISON STREET, SHELBYVILLE, TN 37160	-
79	TFG LUFKIN, LP	3047 S JOHN REDDITT DRIVE, LUFKIN, TX, 75904	3047 S JOHN REDDITT DRIVE, LUFKIN, TX 75904	-
WSB-831	THE MIDWAY GROUP	804 GREEN VALLEY ROAD, SUITE 204, GREENSBORO, NC, 27408	189 HICKORY TREE RD, WINSTON SALEM, NC 27107	-
WSB-121	THOMSON PLAZA SHOPPING CENTER LLC	PO BOX 36, FOUNTAIN INN, SC, 29644	683 MAIN STREET, THOMSON, GA 30824	-
3	TOCCOA LTD	2911 TOCCOA RD, BEAUMONT, TX, 77703	650 S. 23RD STREET, BEAUMONT TX, 77007	-
WSB-496	TOCCOA RETAIL I, LLC	1810 WATER PLACE, SUITE 220, ATLANTA, GA, 30339	966 BIG A ROAD SOUTH, TOCCOA, GA 30577	9,945.2
WSB-514	TOWER PLAZA INVESTORS, LLC	3265 MERIDIAN PKWY, SUITE 130, WESTON, FL, 33331	535A BANKHEAD HWY, CARROLLTON, GA 30117	-
258	TOWN CENTER MALL LP	720 N POST OAK RD, STE 500, HOUSTON, TX, 77024	4200 S. FREEWAY, FORT WORTH, TX 76115	-
196	TPRF III CIVIC PLAZA NV LLC	15206 VENTURA BLVD, STE 306, SHERMAN OAKS, CA, 91403	2201 CIVIC CENTER DR, NORTH LAS VEGAS, NV	-
WSB-836	TPTN PROPERTIES, LLC	128 CHESTNUT RIDGE DR., JONESBOROUGH, TN, 37659	1665 E ANDREW JOHNSON, GREENEVILLE, TN 37745	-
140	TROPICANA CENTRE LV LLC	3185 E. TROPICANA, LAS VEGAS, NV, 89121	3185 E. TROPICANA, LAS VEGAS, NV 89121	-
221	UNIVERSITY PLACE DE LP	4999 ST CATHERINE STREET WEST, SUITE 300, MONTREAL, H3Z IT3	6125 UNIVERSITY DR NW, HUNTSVILLE, AL 35806	86,869.0
269	UNIVERSITY TOWN PLAZA LLC	180 E BROAD ST, FL 21, COLUMBUS, OH, 43215	7171 N. DAVIS, SUITE 300, PENSACOLA, FL 32504	-
186	UP RETAIL LLLP	100 E SYBELIA AVE, STE 120, MAITLAND, FL, 32751	UNIVERSITY PLAZA, CHARLOTTE, NC 28262	-
WSB-139	VARADA "BABU" NAMBURI	4540 WYKESHIRE COURT, CUMMING, GA, 30041	925 NORTH BYPASS EAST, WASHINGTON, GA 30673	-
192	VILLAGE PLAZA LLC	1975 HEMPSTEAD TURNPIKE, STE 309, EAST MEADOW, NY, 11554	596 BOBBY JONES, AUGUSTA, GA 30907	80,804.4
281	VINE STREET PLAZA INVESTORS, LLC	2500 WEST INTERNATIONAL SPEEDWAY BLVD., DAYTONA BEACH FL, 32114	105 W VINE STREET, KISSIMMEE, FL 34741	-
237	VIRGINIA HICKORY ASSOCIATES LLP	4701 COLUMBUS ST, STE 300, VIRGINIA BEACH, VA, 23462	2550 AIRLINE BLVD., PORTSMOUTH, VA 23701	-
WSB-205	VS CREEKSIDE PHASE I, LP	945 HEIGHTS BLVD, HOUSTON, TX, 77008	860 DULUTH HIGHWAY, LAWRENCEVILLE, GA 30043	14,584.0
117	WACO CENTRE AL LLC	8377 E HARTFORD DR, STE 100, SCOTTSDALE, AZ 85255	230 N NEW ROAD, WACO, TX 76710	-
135	WCC PROPERTIES, LLC	1620 FIFTH AVENUE, SUITE 770, SAN DIEGO, CA, 92101	1190 S. CASTLE DOME AVE, YUMA, AZ 85364	-
41	WEINGARTEN LAS TIENDAS JV	PO BOX 924133, HOUSTON, TX, 77292-4133	724 E EXPRESSWAY HWY 83, MCALLEN, TX 78501	77,025.3
285	WEINGARTEN NOSTAT INC	PO BOX 924133, HOUSTON, TX, 77292-4133	2628 EAST COLONIAL DRIVE, ORLANDO, FL 32803	160,788.5
149	WEINGARTEN SHERIDAN LLC	PO BOX 924133, HOUSTON, TX, 7729-4133	3950 RIVER POINT PARKWAY, SHERIDAN CO, 80110	160,788.5
WSB-871	WESTCHASE PROPERTIES	525 MADISON ST, STE 205, HUNTSVILLE, AL, 35801	4321 UNIVERSITY DRIVE, HUNTSVILLE, AL 35816	13,752.0

SUBJECT TO MATERIAL CHANGE	Page 5 of 6

Project Blue

Schedule A - Leases

All $ in Actual

				$8,193,498
Store #	LANDLORD NAME	LANDLORD ADDRESS	ADDRESS OF SUBJECT PROPERTY	CURE AMOUNT ($)
131	WESTFEST, LLC	7333 W. THOMAS RD, PHOENIX, AZ, 85033	7333 W. THOMAS RD, PHOENIX, AZ 85033	55,343.8
287	WICHITA FALLS 3915 KELL, LLC	3915-A KELL BLVD, WICHITA FALLS, TX, 76308	3915-A KELL BLVD, WICHITA FALLS, TX 76308	-
257	WILDWOOD CENTER, LP	251 LAKESHORE PARKWAY, BIRMINGHAM, AL, 35209	251 LAKESHORE PARKWAY, BIRMINGHAM, AL 35209	73,915.0
WSB-899	WINBROOK MANAGEMENT	370 7TH AVENUE, SUITE 1600, NEW YORK, NY, 10001	700 N RIVERSIDE DR, CLARKSVILLE, TN 37040	12,500.0
77	WOODMONT BAYTOWN LP	2100 W 7TH ST, FT WORTH, TX, 76107	5010 GARTH ROAD, BAYTOWN, TX 77521	239,777.1
92	WOODMONT GOLDSBORO, LLC	1101 S. FORT HOOD STREET, KILLEEN, TX, 76541	4617 S HULEN ST, FORT WORTH, TX 76132	66,301.4
61	WOORI INVESTMENT LLC	2514 SW MILITARY DR, SAN ANTONIO, TX, 78224	2514 S W MILITARY, SAN ANTONIO, TX 78221	127,727.7
321	WRI JT PEMBROKE COMMONS LP	500 N BROADWAY, STE 201, JERICHO, NY, 11753	500 N. UNIVERSITY DRIVE, HOLLYWOOD, FL 33024	72,924.0
29	Wulfe & Co	1800 POST OAK BOULEVARD 6 BOULEVARD PLACE SUITE 400, HOUSTON, TX, 77056	1020 WEST NASA ROAD, WEBSTER, TX 77598	-
110	Y&O GATEWAY LLC C/O TARANTINO PROPERTIES	12850 S FREEWAY, BURLESON, TX, 76028	12850 S FREEWAY, BURLESON, TX 76028	-
190	Y&O WS LLC	366 N BROADWAY, STE 406, JERICHO, NY, 11753	3925 OXFORD STATION WAY, WINSTON SALEM, NC 27103	-
WSB-131	YUNIS REALTY, INC	100 N. MAIN STREET, SUITE 420, ELMIRA, NY, 14901	2000 34TH STREET N, SAINT PETERSBURG, FL 33713	23,157.3

SUBJECT TO MATERIAL CHANGE	Page 6 of 6

Project Blue

Schedule A - Executory Contracts

All $ in Actual

			$18,180,525
COUNTERPARTY NAME	COUNTERPARTY ADDRESS	DESCRIPTION OF CONTRACT	CURE AMOUNT ($)
AACANET, INC.	40 NORTHWOODS BLVD, STE C COLUMBUS, OH 43235	SERVICE AGREEMENT	91
ACADEMY FIRE LIFE SAFETY, LLC	42 BROADWAY 2ND FLOOR, LYNBROOK, NY 11563	MASTER SERVICES AGREEMENT	86,703
ACI PAYMENTS INC	6060 COVENTRY DRIVE ELKHORN, NE 68022	MASTER SERVICES AGREEMENT	1,014,937
ADP INC	400 W COVINA BLVD, MS 208 SAN DIMAS, CA 91773	MASTER SERVICES AGREEMENT	18,637
ADVANCED SYSTEMS CONCEPTS, INC	1180 HEADQUARTERS PLAZA WEST TOWER FOURTH FLOOR, MORRISTOWN, NJ, 07960	MASTER SERVICES AGREEMENT	52,457
ALLIED UNIVERSAL SECURITY SERVICES	1815 E. WILSHIRE AVE SUITE #912, SANTA ANA, CA, 92705	MASTER SERVICES AGREEMENT	47,623
AMAZON WEB SERVICES INC	410 TERRY AVENUE NORTH, SEATTLE, WA, 98109-5210	PROFESSIONAL SERVICES SOW	260,769
AMERICAN FIRST FINANCE	F/K/A AMERICAN FIRST FINANCE INC,	AMENDMENT #1 TO LEASE-TO-OWN PROGRAM AGREEMENT	-
ARRIVE LOGISTICS	4407 MONTEREY OAKS BLVD, STE 150AUSTIN, TX 78749	TRANSPORTATION BROKERAGE AGREEMENT	-
ASNA	410 TERRY AVENUE NORTH, SEATTLE, WA, 98109-5210	MASTER SERVICES AGREEMENT	-
ASSURANT	260 INTERSTATE NORTH CIRCLE, SE ATLANTA, GA 30339-2210	MASTER SERVICES AGREEMENT	19,918
AT&T	08 SOUTH AKARD STREET, DALLAS, TX, 75202	MASTER SERVICES AGREEMENT	2,588
ATLASSIAN PTY LTD	LEVEL 6, 341 GEORGE STSYDNEY, NSW, 2000	MASTER SERVICE AGREEMENT	25,983
AUTOMATED COLLECTION SERVICES, INC	P O BOX 17423, NASHVILLE, TN, 37217	MASTER SERVICE AGREEMENT	155,088
AUTOMOTIVE RENTALS INC	4001 LEADENHALL ROADMOUNT LAUREL, NJ 8054	VEHICLE PURCHASE AND FLEET MANAGEMENT SERVICES AGREEMENT	-
BAKER DISTRIBUTING CO	203 MOCCASIN TRAILLAGRANGE, GA 30241	TRAILER INTERCHANGE AGREEMENT	674
BECKET & LEE LLP	16 GENERAL WARREN BLVDMALVERN, PA 19355	BANKRUPTCY SERVICES AGREEMENT	116,016
BFI WASTE SERVICES OF TEXAS	BFI WASTE SERVICES OF TEXAS, LP OPERATES AS A SUBSIDIARY OF REPUBLIC SERVICES, INC.	MASTER SERVICES AGREEMENT	2,323
BIGCOMMERCE, INC	11305 FOUR POINTS DR, BLD 2, 3RD FLAUSTIN, TX 78726	SERVICES AGREEMENT RENEWAL	199,415
BLUE-GRACE LOGISTICS	2846 S FALKENBURG RDRIVERVIEW, FL 33578	AGREEMENT FOR TRANSPORTATION BROKERAGE	14,320
BOOMI SOFTWARE	801 CASSATT RD, STE 120BERWYN, PA 19312	SOFTWARE LICENSE AGREEMENT	-
BOULEVARD TIRE CENTER	816 SOUTH WOODLAND BLVD, DELAND, FL 32720	MASTER SERVICES AGREEMENT	4,833
BRIDGESTONE AMERICAS INC	200 4TH AVENUE SOUTH, NASHVILLE, TN 37201	MASTER SERVICES AGREEMENT	15,832
BRINKS INCORPORATED	1801 BAYBERRY CT, PO BOX 18100, RICHMOND, VA 23226	MASTER SERVICES AGREEMENT	71,994
BROWN & BROWN INSURANCE SERVICES, INC.	8000 CENTRE PARK DR SUITE 370, AUSTIN, TX, 78754-3218	MASTER SERVICE AGREEMENT	-
BROWN LOGISTICS SERVICES INC	6908 CHAPMAN ROAD, LITHONIA, GA 30058	MASTER SERVICES AGREEMENT	45,763
BROWSERSTACK INC.	4512 LEGACY DR, STE 100PLANO, TX 75024	ORDER FORM #Q087602	22,455
C H ROBINSON CO	14701 CHARLSON ROAD, EDEN PRAIRIE, MN 55347	MASTER SERVICES AGREEMENT	11,022
CAROLINA DIESEL DOCTORS INC	5412 US-70, DURHAM, NC 27705	MASTER SERVICES AGREEMENT	-
CDW DIRECT, LLC	200 NORTH MILWAUKEE AVENUE, VERNON HILLS, IL, 60061	MASTER SERVICES AGREEMENT - ADOBE	-
CDW DIRECT, LLC	200 NORTH MILWAUKEE AVENUE, VERNON HILLS, IL, 60061	MASTER SERVICES AGREEMENT - AZURE
CDW DIRECT, LLC	200 NORTH MILWAUKEE AVENUE, VERNON HILLS, IL, 60061	MASTER SERVICES AGREEMENT - HP ALLETRA
CDW DIRECT, LLC	200 NORTH MILWAUKEE AVENUE, VERNON HILLS, IL, 60061	MASTER SERVICES AGREEMENT - MICROSOFT EA
CDW DIRECT, LLC	200 NORTH MILWAUKEE AVENUE, VERNON HILLS, IL, 60061	MASTER SERVICES AGREEMENT - MICROSOFT SQL SERVER
CDW DIRECT, LLC	200 NORTH MILWAUKEE AVENUE, VERNON HILLS, IL, 60061	MASTER SERVICES AGREEMENT - NIMBLE MAINTENANCE	204,334
CDW DIRECT, LLC	200 NORTH MILWAUKEE AVENUE, VERNON HILLS, IL, 60061	MASTER SERVICES AGREEMENT - PARALLELS
CDW DIRECT, LLC	200 NORTH MILWAUKEE AVENUE, VERNON HILLS, IL, 60061	MASTER SERVICES AGREEMENT - SOPHOS
CDW DIRECT, LLC	200 NORTH MILWAUKEE AVENUE, VERNON HILLS, IL, 60061	MASTER SERVICES AGREEMENT - VEEAM
CDW DIRECT, LLC	200 NORTH MILWAUKEE AVENUE, VERNON HILLS, IL, 60061	MASTER SERVICES AGREEMENT - VMWARE
CHARTER COMMUNICATIONS, INC.	400 WASHINGTON BLVD., STAMFORD, CT, 06902	MASTER SERVICES AGREEMENT	8,686
CHATMETER, INC	225 BROADWAY, STE 1700SAN DIEGO, CA 92101	SERVICE AGREEMENT	13,136
CHUCK YOUNG	N/A	MASTER SERVICES AGREEMENT	-
CLARITAS HOLDINGS, INC	8044 MONTGOMERY RD, STE 455CINCINNATI, OH 45236	INFORMATION SERVICES AGREEMENT	-
CMA-CGA AMERICA INC	5701 LAKE WRIGHT DRIVE, NORFOLK, VA, 23502-1868	MASTER SERVICES AGREEMENT	1,100
COMCAST, INC.	ONE COMCAST CENTER 1701 JFK BOULEVARD, PHILADELPHIA, PA, 19103-2838	MASTER SERVICES AGREEMENT	8,731
COMPACTOR RENTALS OF AMERICA L	PO BOX 90578PHOENIX, AZ 85066	EQUIPMENT RENTAL AGREEMENT	12,393
COMPUTERSHARE INC	F/K/A EQUISERVE INCATTN GEN COUNSEL150 ROYALL STCANTON, MA 02021	STOCK TRANSFER SERVICES AGREEMENT	19,950
CONCUR TECHNOLOGIES INC	601 108TH AVE NE, SUITE 1000, BELLEVUE, WA 98004	MASTER SERVICES AGREEMENT	29,548
CONNER ENTERPRISES, INC. D/B/A ZERO VARIANCE	3768 SABLEWOOD DR, DOYLESTOWN, PA, 18902-6610	MASTER SERVICES AGREEMENT	30,205
CONTRACTORS CORNER LLC	9515 MAVERICK POINT, SAN ANTONIO, TX, 78240	MASTER SERVICES AGREEMENT	377,953
CONVERGE TECHNOLOGY SOLUTIONS US, LLC	130 TECHNOLOGY PKWY, NORCROSS, GA, 30092	MASTER SERVICES AGREEMENT	14,634
CORCENTRIC	200 LAKE DR E SUITE 200, CHERRY HILL, NJ 08002	MASTER SERVICES AGREEMENT	16,586
COSCO SHIPPING LINES CO, LTD	NO. 378 DONG DA MING RDSHANGHAI, 200080	SERVICE CONTRACT #HOI2446	69,658
CROWN EQUIPMENT CORP	44 SOUTH WASHINGTON STREET, NEW BREMEN, OH 45869	MASTER SERVICES AGREEMENT	53,619
CROWN INFORMATION MANAGEMENT	707 AVENUE K SOUTHWEST, WINTER HAVEN, FL 33880	MASTER SERVICES AGREEMENT	12,214
CT CORPORATION	28 LIBERTY ST NEW YORK, NY 10005	CT ASSURANCE ORDER FORM	-
CT CORPORATION SYSTEM	28 LIBERTY ST NEW YORK, NY 10005	CT ASSURANCE ORDER FORM	6,986
DCM SERVICES	7601 PENN AVE S, A600MINNEAPOLIS, MN 55423	COLLECTION SERVICES AGREEMENT	34,084
DISPATCHTRACK LLC DISPATCHTRACK LLC	12148 MILLER AVESARATOGA, CA 95070 12148 MILLER AVESARATOGA, CA 95070	DELIVERY & SERVICES MANAGEMENT SOFTWARE SERVICES AGREEMENT DELIVERY & SERVICES MANAGEMENT SOFTWARE SERVICES AGREEMENT	55,586
DNA LOGISTICS LLC	1821 WALDEN OFFICE SQ SUITE 433, SCHAUMBURG, IL, 60173	MASTER SERVICES AGREEMENT	-
DOCUSIGN INC	221 MAIN ST, STE 1550, SAN FRANCISCO, CA, 94105	AMENDMENT #1 TO THE CORPORATE SUBSCRIBER TERMS & CONDITIONS	6,396
DOLLY INC	901 5TH AVE, STE 600SEATTLE, WA 98164	THIRD PARTY DELIVERY AGREEMENT	17,822
ECHO GLOBAL LOGISTICS, INC	600 W. CHICAGO AVE. SUITE 200, CHICAGO, IL, 60654	MASTER SERVICES AGREEMENT	406
ELO TOUCH SOLUTIONS	2439 BERTELKAMP LNKNOXVILLE, TN 37931	MASTER SERVICES SUBSCRIPTION AGREEMENT	-
EMMETT L GOODMAN	544 MULBERRY STREET, SUITE 800, MACON, GA, 31201	LEGAL SERVICES AGREEMENT	21,491

SUBJECT TO MATERIAL CHANGE	Page 1 of 5

Project Blue

Schedule A - Executory Contracts

All $ in Actual

			$18,180,525
COUNTERPARTY NAME	COUNTERPARTY ADDRESS	DESCRIPTION OF CONTRACT	CURE AMOUNT ($)
EMPLOYBRIDGE HOLDING COMPANY	1040 CROWN POINT PKWY, ATLANTA, GA 30338	MASTER SERVICES AGREEMENT	53,091
EMPOWERED SYSTEMS, LLC	3209 W SMITH VALLEY RD, STE E223GREENWOOD, IN 46142	SOFTWARE LICENSE AGREEMENT	667
ENGIE INSIGHT SERVICES INC	1313 N ATLANTIC ST, STE 500SPOKANE, WA 99201	TOTAL ENERGY & SUSTAINABILITY SERVICE AGREEMENT	424,848
E-OSCAR SYSTEMS	1550 PEACHTREE ST. MAILDROP 66N, ATLANTA, GEORGIA, 30339	API LICENSE AGREEMENT	1,581
EPICOR	804 LAS CIMAS PARKWAY, AUSTIN, TX, 78746	PROFESSIONAL SERVICES SOW ORDER #Q-00349862	1,125
ETOUCH SYSTEMS CORP	6627 DUMBARTON CIRFREEMONT, CA 94555	STATEMENT OF WORK #2024-MS-RETAILAPPS-PROJECT	220,752
EVOLVE LOGISTICS LLC	9040 ROSWELL ROAD SUITE 220, ATLANTA, GA 30350	MASTER SERVICES AGREEMENT	74,250
EXPERIAN MARKETING SOLUTIONS, LLC	475 ANTON BLVD, COSTA MESA, CA, 92626	MASTER SERVICES AGREEMENT	390,752
EXPRESS SERVICES INC	9701 BOARDWALK BLVD, OKLAHOMA CITY, OKLAHOMA 73162	MASTER SERVICES AGREEMENT	21,923
EXXACT EXPRESS	PO BOX 95545LAKELAND, FL 33804-5545	TRAILER INTERCHANGE AGREEMENT	17,484
FARNAM STREET FINANCIAL INC	240 PONDVIEW PLZ5850 OPUS PKWYMINNETONKA, MN 55343	LEASE AGREEMENT #WS030916	67,536
FEDERAL EXPRESS CORPORATION	3610 HACKS CROSS ROAD, MEMPHIS, TN, 38125	MASTER SERVICES AGREEMENT	-
FEDEX FREIGHT	942 SOUTH SHADY GROVE ROAD, MEMPHIS, TN, 38120	TRANSPORTATION SERVICES AGREEMENT #487941180-100	12,873
FEEDONOMICS LLC	21011 WARNER CENTER LN, STE AWOODLAND HILLS, CA 91367	MASTER SERVICES AGREEMENT	20,853
FIBERLIGHT LLC	3000 SUMMIT PLACE SUITE 200, ALPHARETTA, GA, 30009	MASTER SERVICES AGREEMENT	30,663
FIDELITONE LAST MILE LLC	1260 KARL CT WAUCONDA, IL 60084	STORAGE AGREEMENT	51,428
FIDELITY SECURITY LIFE INSURANCE COMPANY	3130 BROADWAY, KANSAS CITY, MO, 64111-2452	MASTER SERVICES AGREEMENT	32,064
FINKELSTIEN	1810 AILOR AVEKNOXVILLE, TN 37921	COLLECTION SERVICES CONTRACT	2,488
FIRST CONTACT	335 MADISON AVE, 27TH FLNEW YORK, NY 10017	4TH AMENDMENT TO MSA	56,797
FIRST INSURANCE FUNDING	450 SKOKIE BLVD, STE 1000NORTHBROOK, IL 60062-7917	PREMIUM FINANCE AGREEMENT #Q-52083573	-
FISERV	150 GROSSMAN DR, BRAINTREE, MA 02184	MASTER SERVICES AGREEMENT	-
FIVETRAN INC	1221 BROADWAY, STE 2400OAKLAND, CA 94612	MASTER SUBSCRIPTION AGREEMENT	-
FLEET PRODUCTS	6510 GOLDEN GROVES LANE, TAMPA, FL 33610	MASTER SERVICES AGREEMENT	477
FLEXENTIAL CORP	F/K/A PEAK 10 INC8809 LENOX POINTE DR, STE GCHARLOTTE, NC 28273	MASTER SERVICES AGREEMENT #Q-24038	10,513
FORTEGRA	10751 DEERWOOD PARK BLVD., SUITE 200, JACKSONVILLE, FL 32256	MASTER SERVICE AGREEMENT	23,266
FORTRA	11095 VIKING DRIVE SUITE 100, EDEN PRAIRIE, MN, 55344	MASTER SERVICES AGREEMENT	26,243
FREEDOM TRANS USA, LLC	905 GROVE STGAINESVILLE, GA 30501	TRAILER INTERCHANGE AGREEMENT	66,100
FUEL MASTERS	133 CADDO DRIVE, ABILENE, TX 79602	MASTER SERVICES AGREEMENT	24,913
FUNCTION 4 LLC	12560 REED RD, STE 200SURAR LAND, TX 77479	MASTER SERVICE AGREEMENT	89,373
GDS LINK LLC	5307 EAST MOCKINGBIRD LANE, SUITE 1001, DALLAS, TX, 75206	MASTER SERVICES AGREEMENT	55,560
GENESYS TELECOMMUNICATIONS LAB	2001 JUNIPERO SERRA BLVDDALY CITY, CA 94014	CLOUD SERVICE AGREEMENT	235,081
GFL ENVIRONMENTAL HOLDINGS	3301 BENSON DR, #601 RALEIGH, NC 27609	SERVICE AGREEMENT	523
GITLAB	268 BUSH ST, STE 350SAN FRANCISCO, CA 94104	SUBSCRIPTION AGREEMENT	-
GLOBAL RADAR ACQUISITION,LLC	9530 MARKETPLACE RD, STE 301FORT MYERS, FL 33912	SERVICE AGREEMENT	60,259
GLOBALIZATION PARTNERS, LLC	175 FEDERAL ST, 17TH FLBOSTON, MA 02110	MASTER AGREEMENT TERM SHEET	-
GOOGLE LLC	1600 AMPHITHEATRE PKWYMOUNTAIN VIEW, CA 94043	GOOGLE CLOUD MASTER AGREEMENT - ENTERPRISE	14,295
HARVEST STRATEGY GROUP, INC	1776 LINCOLN ST, STE 900DENVER, CO 80203	COLLECTION SERVICES THIRD PARTY AGREEMENT	1,470,851
HEALTH CARE SERVICE CORPORATION	300 E. RANDOLPH ST., CHICAGO, IL, 60601	MASTER SERVICES AGREEMENT	-
HIRE DYNAMICS	1845 SATELLITE BLVD #800, DULUTH, GA 30097	MASTER SERVICES AGREEMENT	6,079
IDEALEASE SERVICES INC	430 N RAND RD, NBARRINGTON, IL 60010	VEHICLE LEASE AND SERVICE AGREEMENT	501,829
INDEED INC	7501 NORTH CAPITAL OF TEXAS HIGHWAY BUILDING B, AUSTIN, TX, 78731	MASTER SERVICES AGREEMENT	26,164
INFOR US INC	8370 HURAKAN CREEK CROSSINGCUMMING, GA 30028	SUBSCRIPTION LICENSE & SERVICES AGREEMENT	640
INFORMATICA LLC	2100 SEAPORT BOULEVARD, REDWOOD CITY, CA, 94063	MASTER SERVICES AGREEMENT	-
INSIGHT GLOBAL, LLC	4170 ASHFORD DUNWOODY RD, STE 250ATLANTA, GA 30319	MASTER SERVICES AGREEMENT FOR STAFFING SERVICES	65,610
INTEGRATED CUSTOM SOFTWARE	12 NATIONAL DR, GLASTONBURY, CT, 06033	MASTER SERVICES AGREEMENT	-
INTELLICHECK INC	200 BROADHOLLOW RD, STE 207MELVILLE, NY 11747	ORDER FORM	68,181
IPFS CORPORATION	1055 BROADWAY BOULEVARD 11TH FLOOR, KANSAS CITY, MO, 64015	MASTER SERVICE AGREEMENT	1,538,540
IRON MOUNTAIN RECORDS MGNT INC	9601 W TIDWELLHOUSTON, TX 77041	SERVICES AGREEMENT PROPOSAL	41,673
J & J SERVICES, INC.	1125 FOSTER AVENASHVILLE, TN 37210	CUSTOMER SERVICE AGREEMENT #00997288	15,918
J.P MORGAN	383 MADISON AVENUE, NEW YORK, NY, 10179	MASTER SERVICES AGREEMENT - (P-CARD)	-
JB HUNT TRANSPORT INC	615 JB HUNT CORPORATE DRPO BOX 130LOWELL, AR 72745	DELIVERY SERVICES AGREEMENT	21,327
KLAVIYO INC	125 SUMMER ST, 6TH FLBOSTON, MA 02110	AMENDED & RESTATED SERVICE ORDER #00001495	-
KLEVU OY	ALEKSANTERINKATU 16-18, HELSINKI, UUSIMAA, 00170, FINLAND	MASTER SERVICES AGREEMENT	11,091
KNIGHT TRANSPORTATION	20002 N 19TH AVE, BLDG APHOENIX, AZ 85027	TRAILER INTERCHANGE AGREEMENT	-
KORBER SUPPLY CHAIN US INC	IN DER HUB 2-8, BAD NAUHEIM, HESSEN, 61231, GERMANY	MASTER SERVICES AGREEMENT	63,597
KRONOS INC	900 CHELMSFORD STLOWELL, MA 01851	WORKFORCE DIMENSIONS AGREEMENT	60,360
KRONOS INCORPORATED	900 CHELMSFORD STLOWELL, MA 01851	DIMENSIONS AGREEMENT	15,228
LEVEL 3 FINANCING, INC.	1025 ELDORADO BOULEVARD, BROOMFIELD, CO, 80021-8254	MASTER SERVICES AGREEMENT	10,051
LEXISNEXIS RISK SOLUTIONS	1000 ALDERMAN DR, ALPHARETTA, GA, 30005	MASTER SERVICES AGREEMENT	49,470
LIFTONE LLC	440 E WESTINGHOUSE BLVD, CHARLOTTE, NC 28273	MASTER SERVICES AGREEMENT	1,712
LIVEPERSON, INC	475 10TH AVE, 5TH FLNEW YORK, NY 10018	ORDER FORM	-
LIVEVOX, INC	655 MONTGOMERY ST, STE 1000SAN FRANCISCO, CA 94111	MASTER SUBSCRIPTION AGREEMENT	620,882
LOADSMART, INC.	175 W JACKSON BLVD, STE 1400CHICAGO, IL 60604	BROKER/SHIPPER AGREEMENT	-
LOGICALIS INC	2600 W. BIG BEAVER RD., SUITE 150, TROY, MI 48084	MASTER SOLUTIONS AGREEMENT - ANYCONNECT
LOGICALIS INC	2600 W. BIG BEAVER RD., SUITE 150, TROY, MI 48084	MASTER SOLUTIONS AGREEMENT - CISCO SECURITY EA
LOGICALIS INC	2600 W. BIG BEAVER RD., SUITE 150, TROY, MI 48084	MASTER SOLUTIONS AGREEMENT - CRADLEPOINT (4 CONTRACTS)	-

SUBJECT TO MATERIAL CHANGE	Page 2 of 5

Project Blue

Schedule A - Executory Contracts

All $ in Actual

			$18,180,525
COUNTERPARTY NAME	COUNTERPARTY ADDRESS	DESCRIPTION OF CONTRACT	CURE AMOUNT ($)
LOGICALIS INC	2600 W. BIG BEAVER RD., SUITE 150, TROY, MI 48084	MASTER SOLUTIONS AGREEMENT - MANAGED SERVICES
LOGICALIS INC	2600 W. BIG BEAVER RD., SUITE 150, TROY, MI 48084	MASTER SOLUTIONS AGREEMENT - MARAKI EA
LOGICALIS INC	2600 W. BIG BEAVER RD., SUITE 150, TROY, MI 48084	MASTER SOLUTIONS AGREEMENT - SERVICENOW
LOGILITY, INC.	470 EAST PACES FERRY ROAD, ATLANTA, GA 30305	MASTER SERVICES AGREEMENT	-
LOVE'S SOLUTIONS LLC/KAVEMAN TRUCKING LLC	15 STOUD CIRMCLEANSVILLE, NC 27301	TRAILER INTERCHANGE AGREEMENT	24,780
MAYTECH	13526 GEORGE ROAD SUITE 110, SAN ANTONIO, TX, 78230	MASTER SERVICES AGREEMENT	-
MCGRIFF TIRE - 1148	86 WALNUT ST NW, CULLMAN, AL 35055	MASTER SERVICES AGREEMENT	7,052
MEDALLIA	450 CONCAR DRSAN MATEO, CA 94402	MASTER PURCHASE ORDER	367,510
MERIPLEX COMMUNICATIONS, LTD	10111 RICHMOND AVE, STE 500 HOUSTON, TX 77042	MASTER SERVICES AGREEMENT	185,878
METTEL	251 LITTLE FALLS DRIVE, WILMINGTON, DE, 19808	MASTER SERVICES AGREEMENT	-
MILESTONE INTERNET MARKETING, INC	3001 OAKMEAD VILLAGE DRIVE, SANTA CLARA, CA, 95051	MASTER SERVICES AGREEMENT	12,700
MOBILE FUEL SERVICES LLC	7246 MACON RD COLUMBUS, GA 31907	NON-EXCLUSIVE FLEET FUELING AGREEMENT	37,072
MOBILEASE INC	3815 DACOMAHOUSTON, TX 77092	VEHICLE MASTER LEASE AGREEMENT	-
MRI SOFTWARE LLC.	28925 FOUNTAIN PKWYSOLON, OH 44139	ORDER DOCUMENT #1 RECURRING SOFTWARE & SVS	-
NATIONAL DATA CENTER INC	3529 MT DIABLO BLVD, STE 270 LAFAYETTE, CA 94549	SUBSCRIBER ACCESS AGREEMENT	6,600
NAVEX GLOBAL INC	5500 MEADOWS RD, STE 500LAKE OSWEGO, OR 97035	THIRD AMENDMENT TO SERVICES AGREEMENT	-
NDM TECHNOLOGIES	802 N FANCHER RD SPOKANE VALLEY, WA 99212	LOGRYTHM MANAGED SECURITY SERVICES PROVIDER AGREEMENT - STATEMENT OF WORK
NDM TECHNOLOGIES	802 N FANCHER RD SPOKANE VALLEY, WA 99212	MANAGED SECURITY SERVICES PROVIDER AGREEMENT - STATEMENT OF WORK	13,808
NDM TECHNOLOGIES	802 N FANCHER RD SPOKANE VALLEY, WA 99212	MASTER SERVICES AGREEMENT
NETWRIX CORPORATION	6160 WARREN PARKWAY SUITE 100, FRISCO, TX, 75034	MASTER SERVICES AGREEMENT	-
NEUSTAR INFORMATION SERVICES	1861 INTERNATIONAL DR, 6TH FLMCLEAN, VA 22102	END USER LICENSE AGREEMENT	21,624
NEWMARK MIDWEST REGION LLC	500 W MONROE ST, STE 2900CHICAGO, IL 60661	MASTER AGREEMENT FOR SVS	132,485
NEXREV INC	601 DEVELOPMENT DR, #300PLANO, TX 75074	SERVICE LEVEL AGREEMENT	135,471
NJ MALIN & ASSOCIATES, LLC	15870 MIDWAY RD, ADDISON, TX, 75001-4279	MASTER SERVICES AGREEMENT	77,117
NJB PROTECTION LLC	35 E GRASSY SPRAIN RD, STE 203AYONKERS, NY 10710	SERVICE AGREEMENT	88,276
NOBLE SYSTEMS INC	1200 ASHWOOD PKWY, STE 300ATLANTA, GA 30338	CLOUD SVS AGREEMENT	6,685
NORDIS, INC.	4401 NW 124TH AVECORAL SPRINGS, FL 33065	MASTER SERVICES AGREEMENT	57,314
NPC	13710 DUNNINGS HWY CLAYSBURG, PA 16625	MASTER AGREEMENT	-
ONE OCEAN NETWORK EXPRESS	N/A	MASTER SERVICES AGREEMENT	38,728
ONLINE DATA EXCHANGE	555 W ADAMS ST, 6TH FL, CHICAGO, IL, 60661-3614	ADDENDUM TO API LICENSE AGREEMENT	-
OPEN TEXT INC.	2440 SAND HILL RD, STE 301 & 302MENLO PARK, CA 94025	MASTER SERVICES AGREEMENT - DOCVIEW AS400 PRODUCTION ENVIRONMENT	24,136
OPEN TEXT INC.	2440 SAND HILL RD, STE 301 & 302MENLO PARK, CA 94025	MASTER SERVICES AGREEMENT - KOFAX
ORACLE AMERICA INC	500 ORACLE PKWY REDWOOD SHORES, CA 94065	MASTER SERVICES AGREEMENT	143,652
ORACLE AMERICA INC	500 ORACLE PKWY REDWOOD SHORES, CA 94065	ORACLE RESPONSYS AGREEMENT
O'ROURKE BROS., INC	3885 ELMORE AVE, STE 100DAVENPORT, IA 52807	MERCHANDISING VENDOR AGREEMENT	1,222
OUTSYSTEMS INC	55 THOMSON PL, 2ND FLBOSTON, MA 2210	MASTER SERVICES AGREEMENT	-
PALINODE	381 RIVERSIDE DR, STE 190FRANKLIN, TN 37064	SOFTWARE AS A SERVICE CUSTOMER AGREEMENT	3,300
PALO ALTO NETWORKS FINANCIAL SERVICES, LLC	3000 TANNERY WAYSANTA CLARA, CA 95404	PAYMENT PLAN AGREEMENT	116,466
PARK PLACE TECHNOLOGIES	54 WEST 21ST STREET #607, NEW YORK, NY, 10010	MASTER SERVICES AGREEMENT- FIJITSU MAINTENANCE	14,717
PARK PLACE TECHNOLOGIES	54 WEST 21ST STREET #607, NEW YORK, NY, 10010	MASTER SERVICES AGREEMENT- SUPERMICRO MAINTENANCE
PARTNER SOURCE	PRESTON COMMONS WEST 8117 PRESTON ROAD SUITE 530, DALLAS, TX, 75225	MASTER SERVICE AGREEMENT	-
PAYMENT VISION/AUTOSCRIBE CORPORATION	12276 SAN JOSE BOULEVARD SUITE 624, JACKSONVILLE, FL, 32258	MASTER SERVICES AGREEMENT	100,000
PCI PAL	615 S COLLEGE STCHARLOTTE, NC 28212	SERVICE AGREEMENT	-
PEOPLENET COMMUNICATIONS CORP	4400 BAKER RDMINNETONKA, MN 55343	MASTER PURCHASE AGREEMENT	13,262
Phoenix Financial Services	8902 OTIS AVEINDIANAPOLIS, IN 46216	COLLECTIONS SERVICES AGREEMENT	7,196
POSDATA GROUP INC	5775 SOUNDVIEW DRIVE SUITE 101E, GIG HARBOR, WA, 98335	MASTER SERVICES AGREEMENT	3,808
PRIME PERSONNEL	2640 RAMADA ROAD, BURLINGTON, NC 27215	MASTER SERVICES AGREEMENT	-
PRIME WASTE SOLUTIONS	13201 NORTHWEST FWY, STE 503HOUSTON, TX 77040	WASTE & RECYCLING MANAGEMENT AGREEMENT	1,039
PROVE IDENTITY, INC	245 FIFTH AVENUE, 20TH FLOOR, NEW YORK, NY, 10016	SECOND AMENDMENT TO PROVE STATEMENT OF WORK #1	91,925
PROVIDENCE RISK & INSURANCE	111 TOWER DR BLDG 2, SAN ANTONIO, TX, 78232-3625	MASTER SERVICE AGREEMENT	-
QUADIENT FINANCE USA, INC	478 WHEELERS FARMS RD, MILFORD, CT 6461	MASTER SERVICES AGREEMENT	8,993
QUADIENT LEASING USA, INC	478 WHEELERS FARMS RDMILFORD, CT 6461	PRODUCT LEASE AGREEMENT	5,879
RAE SECURITY SOUTHWEST LLC	5201 MITCHELLDALE, STE A-1HOUSTON, TX 77092	SERVICE AGREEMENT TERMS & CONDITIONS	21,387
RAUSCH STURM ISRAEL ENERSON	250 N SUNNYSLOPE RD, STE 300BROOKFIELD, WI 53005	CLIENT SERVICE AGREEMENT	365,272
RECODE SOLUTIONS	2500 WILDCREST DR, #300HOUSTON, TX 77042	STATEMENT OF WORK - AUTOMATION ANYWHERE	1,271,227
RECODE SOLUTIONS	2500 WILDCREST DR, #300HOUSTON, TX 77042	STATEMENT OF WORK - MANAGED SERVICES SUPPORT
RECYCLING SERVICES OF FLORIDA	3560 126TH AVE NCLEARWATER, FL 33762	COMMERCIAL SERVICE AGREEMENT #0121-15802	10,252
RED GATE	CAVENDISH HOUSE CAMBRIDGE BUSINESS PARK, CAMBRIDGE, CAMBRIDGESHIRE, CB4 0XB, UNITED KINGDOM	MASTER SERVICES AGREEMENT	-
RELATIONSHIP ONE, LLC	333 WASHINGTON AVE N, STE 300MINNEAPOLIS, MN 55401	MASTER SERVICES AGREEMENT	83,483
RIGHTSTAR SYSTEMS	1801 ALEXANDER BELL DR, STE 550 RESTON, VA 20191	QUOTATION #Q-015268-2	57,160
RINGCENTRAL, INC.	20 DAVIS DRBELMONT, CA 94002	PREFERRED VENDOR AGREEMENT	79,326
RINGCENTRAL, INC.	20 DAVIS DRBELMONT, CA 94002	PREFERRED VENDOR AGREEMENT	79,534
RING'S FORKLIFT & BATTERY	112 GORDON COMMERCIAL DR, LAGRANGE, GA 30240	MASTER SERVICES AGREEMENT	666
RITCHEY'S TRUCK REPAIR, INC.	2080 INDUSTRIAL PARK ROAD, MULBERRY, FL 33860	MASTER SERVICES AGREEMENT	1,296
RIVER CAPITAL FINANCE	31390 VIKING PKWYWESTLAKE, OH 44145	LEASE AGREEMENT #1180834-001	-
RIVERSTONE LOGISTICS, LLC	13860 BALLANTYNE CORPORATE PL, STE 400CHARLOTTE, NC 28277	MASTER SERVICES AGREEMENT (DELIVERY SERVICES)	-

SUBJECT TO MATERIAL CHANGE	Page 3 of 5

Project Blue

Schedule A - Executory Contracts

All $ in Actual

			$18,180,525
COUNTERPARTY NAME	COUNTERPARTY ADDRESS	DESCRIPTION OF CONTRACT	CURE AMOUNT ($)
ROAD ONE	1 KELLAWAY DR, RANDOLPH, MA 02368	MASTER SERVICES AGREEMENT	-
RSM US LLP	300 S TRYON ST, STE 1500CHARLOTTE, NC 28202	TAX COMPLIANCES AND CONSULTING SERVICES AGREEMENT	-
RUSH TRUCK LEASING INC	770 W AMITY ROAD, BOISE, ID 83705	MASTER SERVICES AGREEMENT	10,917
SALESFORCE.COM INC	SALESFORCE TWR415 MISSION ST, 3RD FLSAN FRANCISCO, CA 94105	ORDER FORM QUOTE # Q-08212267	-
SAS INSTITUTE INC	SAS CAMPUS DRCARY, NC 27513	ORDER FORM #2024-019757	5,200
SECUREDOCS	7127 HOLLISTER AVE, STE 25A-320, GOLETA, CA, 93117	ORDER FORM	-
SENSOURCE INC	3890 OAKWOOD AVEYOUNGSTOWN, OH 44515-3033	SAAS WARRANTY AND INSTALLATION SVC AGREEMENT	2,046
SENTILINK CORP.	171 2ND ST, 4TH FLSAN FRANCISCO, CA 94105	TERMS & CONDITIONS VERSION 1.3 CUSTOM FOR CONNS	102,336
SERVICECHANNEL.COM	6200 STONERIDGE MALL ROAD SUITE 450, PLEASANTON, CA, 94588	MASTER SERVICES AGREEMENT	111,215
SHAW SYSTEMS ASSOCIATES INC	6200 SAVOY, STE 1000HOUSTON, TX 77036	PROFESSIONAL SERVICES AGREEMENT	330,460
SHENTEL	500 SHENTEL WAY, EDINBURG, VA, 22824	MASTER SERVICES AGREEMENT	313
SHI INTERNATIONAL CORP	290 DAVIDSON AVESOMERSET, NJ 8873	SERVICES AGREEMENT - CONFLUENCE
SHI INTERNATIONAL CORP	290 DAVIDSON AVESOMERSET, NJ 8873	SERVICES AGREEMENT - DELINEA
SHI INTERNATIONAL CORP	290 DAVIDSON AVESOMERSET, NJ 8873	SERVICES AGREEMENT - OPSGENIE
SHI INTERNATIONAL CORP	290 DAVIDSON AVESOMERSET, NJ 8873	SERVICES AGREEMENT - PRINTERLOGIC
SHI INTERNATIONAL CORP	290 DAVIDSON AVESOMERSET, NJ 8873	SERVICES AGREEMENT - ESET COMPUTER HD ENCRYPTION
SHI INTERNATIONAL CORP	290 DAVIDSON AVESOMERSET, NJ 8873	SERVICES AGREEMENT - KANDJI
SHI INTERNATIONAL CORP	290 DAVIDSON AVESOMERSET, NJ 8873	SERVICES AGREEMENT - MANAGEENGINE	112,705
SHI INTERNATIONAL CORP	290 DAVIDSON AVESOMERSET, NJ 8873	SERVICES AGREEMENT - MICROSOFT
SHI INTERNATIONAL CORP	290 DAVIDSON AVESOMERSET, NJ 8873	SERVICES AGREEMENT- NASUNI
SHI INTERNATIONAL CORP	290 DAVIDSON AVESOMERSET, NJ 8873	SERVICES AGREEMENT- PASESSLER (PRTG)
SHI INTERNATIONAL CORP	290 DAVIDSON AVESOMERSET, NJ 8873	SERVICES AGREEMENT- PROOFPOINT EMAIL FIREWALL
SHI INTERNATIONAL CORP	290 DAVIDSON AVESOMERSET, NJ 8873	SERVICES AGREEMENT- RAPID7 INSIGHT VM
SHI INTERNATIONAL CORP	290 DAVIDSON AVESOMERSET, NJ 8873	SERVICES AGREEMENT - SENTINEL ONE
SHI INTERNATIONAL CORP	290 DAVIDSON AVESOMERSET, NJ 8873	SERVICES AGREEMENT - SONARSOURCE
SHIFT4 CORPORATION	1491 CTR CROSSING RDLAS VEGAS, NV 89144	SERVICE AGREEMENT	-
SIERRA WIRELESS AMERICA INC	6200 STONERIDGE MALL ROAD SUITE 450, PLEASANTON, CA, 94588	MASTER SERVICES AGREEMENT	20,540
SIGNIFYD INC	2540 N FIRST ST, 3RD FLSAN JOSE, CA 95131	MASTER SUBSCRIPTION AGREEMENT	7,401
SIGNIFYD INC	2540 N FIRST ST, 3RD FLSAN JOSE, CA 95131	MASTER SUBSCRIPTION AGREEMENT	32,702
SLATE RIVER SYSTEMS, INC	6301 GASTON AVE, DALLAS, TX 75214	MASTER SERVICES AGREEMENT	-
SMARTBEAR	450 ARTISAN WAY, SOMERVILLE, MA, 02145	MASTER SERVICES AGREEMENT	743
SMITH DEBNAM, ATTORNEYS AT LAW	4601 SIX FORKS RD, STE 400RALEIGH, NC 27609	COLLECTION SERVICES CONTRACT	5,786
SNAP FINANCE LLC	1193 W 2400 SSALT LAKE CITY, UT 84119	MERCHANT AGREEMENT	-
SNOWFLAKE INC.	106 E BABCOCK ST, STE 3ABOZEMAN, MT 59715	CUSTOMER DATA PROCESSING ADDENDUM	4,562
SOLARWINDS DAMEWARE	7171 SOUTHWEST PARKWAY, BLDG 400, AUSTIN, TX, 78735	MASTER SERVICES AGREEMENT	2,799
SOLARWINDS TASK FACTORY	7171 SOUTHWEST PARKWAY, BLDG 400, AUSTIN, TX, 78735	MASTER SERVICES AGREEMENT	2,799
SOUTHWESTERN SERVICES	8950 FORUM WAY, FORT WORTH, TX 76140	MASTER SERVICES AGREEMENT	-
SPLUNK INC	270 BRANNAN STREET, SAN FRANCISCO, CA, 94107	ORDER DOCUMENT - AGREEMENT #00369342.0	30,762
SPROUT SOCIAL, INC.	131 SOUTH DEARBORN STREET, SUITE 700, CHICAGO, IL, 60603	SERVICE ORDER FORM	-
STAFFBASE	251 W 30TH STNEW YORK, NY 10001	MASTER SUBSCRIPTION AGREEMENT	-
STAR LEASING COMPANY	4080 BUSINESS PARK DR, COLUMBUS, OH 43204	MASTER SERVICES AGREEMENT	126,546
STORIS MANAGEMENT SYSTEMS	400 VALLEY RD, STE 302MOUNT ARLINGTON, NJ 7856	SOFTWARE LICENSE & MAINTENANCE PURCHASE ORDER	-
STRIPE	354 OYSTER POINT BOULEVARD, SOUTH SAN FRANCISCO, CA, 94080	MASTER SERVICES AGREEMENT	-
SUN STATE INTERNATIONAL TRUCKS LLC	6020 ADAMO DRIVE, TAMPA, FL 33619	MASTER SERVICES AGREEMENT	2,504
SUN-IT SOLUTIONS, INC	7400 BAYMEADOWS WAY, STE 315JACKSONVILLE, FL 32256	PROFESSIONAL SERVICES ARGEEMENT	19,671
SURGE STAFFING	4 EASTON OVALCOLUMBUS, OH 43219	STAFFING AND PROFESSIONAL SERVICES AGREEMENT	-
SWIFT TRANSPORTATION SERVICES	2200 SOUTH 75TH AVEPHOENIX, AZ 85043	TRANSPORTATION AGREEMENT	8,100
SYNCHRONY BANK	170 W ELECTION DR, STE 125DRAPER, UT 84020	RETAILER PROGRAM AGREEMENT	-
T2D LOGISTICS LLC	2453 COUNTY RD 323JASPER, TX 75951	SERVICE AGREEMENT	-
TAMPA IDEALEASE LLC	5951 ORIENT ROAD, TAMPA, FL 33610	MASTER SERVICES AGREEMENT	2,925
TEAM INTERNATIONAL SERVICES, INC	1145 TOWNPARK AVE, STE 2201LAKE MARY, FL 32746	MASTER SERVICES AGREEMENT	8,085
TEJAS OFFICE PRODUCTS INC	1225 W 20TH STHOUSTON, TX 77008	AGREEMENT FOR OFFICE PRODUCTS AND SERVICES	54,398
THE GAINSBOROUGH CORPORATION	5207 KIAMHOUSTON, TX 77007	SERVICE AGREEMENT	14,411
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY	1301 SOUTH HARRISON STREET, FORT WAYNE, IN, 46802	MASTER SERVICES AGREEMENT	69,688
THOMSON REUTERS	19 DUNCAN STREET, TORONTO, ON, M5H 3H1, CANADA	MASTER SERVICE AGREEMENT	6,533
TL ASHFORD	626 BUTTERMILK PIKE, CRESCENT SPRINGS, KY, 41017	MASTER SERVICES AGREEMENT	-
T-MOBILE USA INC.	12920 SE 38TH STREET, BELLEVUE, WA, 98006-1350	MASTER SERVICES AGREEMENT	4,929
TOPHAT LOGISTICAL SOLUTIONS LLC	547 CENTER STLAKE GENEVA, WI 53147	AMENDMENT TO DELIVERY SERVICES AGREEMENT	187,414
TOPHAT LOGISTICAL SOLUTIONS LLC	547 CENTER STLAKE GENEVA, WI 53147	AMENDMENT TO DELIVERY SERVICES AGREEMENT
TOYOTA INDUSTRIES COMMERCIAL FINANCE, INC.	8951 CYPRESS WATERS BLVD, STE 300COPPELL, TX 75019	MASTER SERVICES AGREEMENT	30,445
TRANSUNION RISK AND ALTERNATIV	4530 CONFERENCE WAY S BOCA RATON, FL 33431	MASTER SERVICES AGREEMENT	17,699
TRANSWORLD SYSTEMS INC	TWO SUN CT, STE 215 PEACHTREE CORNERS, GA 30092	STATEMENT OF WORK TO COLLECTION SERVICES AGREEMENT	1,947,991
TRAVELERS	ONE TOWER SQUARE, HARTFORD, CT, 06183-0001	MASTER SERVICE AGREEMENT	406,812
TRINTECH	5600 GRANITE PARKWAY SUITE 10000, PLANO, TX 75024	MASTER SERVICES AGREEMENT	45,540
TRUECOMMERCE, INC.	400 NORTHPOINTE CIRCLE SUITE 301, SEVEN FIELDS, PA, 16046	MASTER SERVICES AGREEMENT	893
TURN 14 DISTRIBUTION INC.	100 TOURNAMENT DRHORSHAM, PA 19044	SUPPLEMENT TO AGREEMENT	-

SUBJECT TO MATERIAL CHANGE	Page 4 of 5

Project Blue

Schedule A - Executory Contracts

All $ in Actual

			$18,180,525
COUNTERPARTY NAME	COUNTERPARTY ADDRESS	DESCRIPTION OF CONTRACT	CURE AMOUNT ($)
U.S. TRANSPORT CORP	556 PERRY AVE, STE B-106GREENVILLE, SC 29611	MASTER SERVICES AGREEMENT (DELIVERY SERVICES)	-
UBER TECHNOLOGIES, INC	1725 3RD STREET, SAN FRANCISCO, CA, 94158	MASTER SERVICES AGREEMENT	58,242
UKG INC	2000 ULTIMATE WAYWESTON, FL 33326	MASTER SERVICES AGREEMENT	31
UL VERIFICATION SERVICES	2601 SE OTIS CORLEY DR, BENTONVILLE, AR 72712	MASTER SERVICES AGREEMENT	-
ULINE	12575 ULINE DR, PLEASANT PRAIRIE, WI 53158	MASTER SERVICES AGREEMENT	5,436
UNIFIRST	6010 E ADAMO DRTAMPA, FL 33860	CUSTOMER SERVICE AGREEMENT	149,027
UNITED ONE SOURCE	2830 MERRELL RD, DALLAS, TEXAS, 75229	MASTER SERVICES AGREEMENT	554
UNITED PARCEL SERVICE	5100 E ACLINE DR ETAMPA, FL 33619	CARRIER AGREEMENT	604
UNITED TRANZ ACTIONS	2811 CORPORATE WAY, MIRAMAR, FL 33025	MASTER SERVICES AGREEMENT	-
UNUM LIFE INSURANCE COMPANY OF AMERICA	2211 CONGRESS STREET, PORTLAND, ME, 04122-0003	MASTER SERVICES AGREEMENT	-
USABLENET, INC.	228 PARK AVENUE S, STE 62305, NEW YORK, NY, 10003	MASTER SERVICES AGREEMENT	11,753
VALE DELIVERY SERVICE LLC	12032 TIMBER HEIGHTS DRAUSTIN, TX 78754	INDEPENDENT CONTRACTOR AGREEMENT	-
VERINEXT CORP	1815 E. WILSHIRE AVE SUITE #912, SANTA ANA, CA, 92705	MASTER SERVICES AGREEMENT	76,632
VERISHIP INC	10000 COLLEGE BOULEVARD SUITE 235, OVERLAND PARK, KS, 66210	MASTER SERVICES AGREEMENT	865
VERISTOR - JUNIPER MAINTENANCE	4850 RIVER GREEN PKWYDULUTH, GA 30096	MASTER SERVICES AGREEMENT - JUNIPER MAINTENANCE	-
VERISTOR - LOGRYTHM	4850 RIVER GREEN PKWYDULUTH, GA 30096	MASTER SERVICES AGREEMENT - LOGRYTHM	-
VERYABLE INC	2700 POST OAK BLVDHOUSTON, TX 77056	BUSINESS SERVICES AND PLATFORM AGREEMENT	132
VEXIS SYSTEMS	5800 EAST SKELLY DRIVE PENTHOUSE, TULSA, OK, 74135	MASTER SERVICES AGREEMENT	-
VIBES MEDIA LLC	300 W ADAMS, 7TH FLCHICAGO, IL 60606	PLATFORM LICENSE AGREEMENT	4,228
VIVOITY / BTSAVVY	6018 PRESCOTT RUN LNKATY, TX 77494	MASTER SERVICES AGREEMENT	524,413
WB STAFFING LLC	7714 N HIGHWAY 146, BAYTOWN TX 77523	MASTER SERVICES AGREEMENT	6,742
WHITE'S IDEALEASE LLC	430 NORTH RAND ROAD, NORTH BARRINGTON, IL	MASTER SERVICES AGREEMENT	3,425
WORKFRONT	55 ALMADEN BOULEVARD 6TH FLOOR, SAN JOSE, CA, 95113	MASTER SERVICES AGREEMENT (ADOBE)	-
XEROX CORPORATION	201 MERRITT 7 P.O. BOX 4505, NORWALK, CT, 06851-1056	MASTER SERVICES AGREEMENT	339
ZIM AMERICAN INTEGRATED	9 ANDREI SAKHAROV ST MATAMPOB 15067HAIFA, 3190500	SERVICE CONTRACT	-
ZOOM INC	55 ALMADEN BOULEVARD, 6TH FLOOR, SAN JOSE, CA, 95113	MASTER SERVICES AGREEMENT	-

SUBJECT TO MATERIAL CHANGE	Page 5 of 5

Annex 4.3(b)(2)

Docket 644 (Supplemental Assignment and Assumption List)

[See attached]

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION

In re:	Chapter 11

CONN’S, INC., et al.[1]	Case No. 24-33357 (ARP)

Debtors.	(Jointly Administered)

AMENDED NOTICE OF (I) POTENTIAL ASSUMPTION AND ASSIGNMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES AND (II) CURE AMOUNTS

You are receiving this notice because you may be a counterparty to a contract or lease with Conn’s, Inc or one of its affiliates or subsidiaries. Please read this notice carefully as your rights may be affected by the transactions described herein.

PLEASE TAKE NOTICE OF THE FOLLOWING:

1.            On July 23, 2024, Conn’s, Inc. and its debtor affiliates, as debtors and debtors in possession (collectively, the “Debtors”), each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Court”). The Debtors are authorized to continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

2.            On July 26, 2024, the Debtors filed a motion seeking approval of certain procedures for the sale of some or all of the Debtors’ assets (the “Bidding Procedures”).2 The Court entered an order approving the Bidding Procedures on August 20, 2024 [Docket No. 370] (the “Bid Procedures Order”).

3.            On August 30, 2024 the Debtors filed the Notice of (I) Potential Assumption and Assignment of Executory Contracts and Unexpired Leases and (II) Cure Amounts [Docket No. 459] (the “Assumption Notice”). Attached thereto as Schedule A was an initial list of those executory contracts and unexpired leases listed (collectively, the “Potentially Assigned Agreements” and each, a “Potentially Assigned Agreement”), which the Debtors may potentially assume and assign

[1]	The Debtors in these chapter 11 cases, together with the last four digits of each of the Debtor’s federal tax identification number, are: Conn’s, Inc. (2840), Conn Appliances, Inc. (0706), CAI Holding, LLC (2675), Conn Lending, LLC (9857), Conn Credit I, LP (0545), Conn Credit Corporation, Inc. (9273), CAI Credit Insurance Agency, Inc. (5846), New RTO, LLC (6400), W.S. Badcock LLC (2010), W.S. Badcock Credit LLC (5990), and W.S. Badcock Credit I LLC (6422). The Debtor’s service address is 2445 Technology Forest Blvd., Suite 800, The Woodlands, TX 77381.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Bidding Procedures. to the Successful Bidder, along with the cure amounts, if any, that the Debtors believe must be paid to cure any prepetition defaults and pay all amounts accrued under the Potentially Assigned Agreements (the “Initial Cure Amounts”).

4.            The Debtors received certain formal and informal objections related to the Initial Cure Amounts and the inclusion or omission of certain Potentially Assigned Agreements. The Debtors, in consultation with the applicable counterparties to the Potentially Assigned Agreements, hereby file this notice (this “Amended Assumption Notice”) setting forth (i) amended cure amounts (the “Amended Cure Amounts”) related to the Potentially Assigned Agreements listed on Exhibit A attached hereto; (ii) in Exhibit B attached hereto, a list of certain of those executory contracts and unexpired leases to be added to the list of Potentially Assigned Agreements set forth in Schedule A of the Original Assumption Notice; and (iii) in Exhibit C attached hereto, a list of certain of those executory contracts and unexpired leases to be removed from the list of Potentially Assigned Agreements set forth in Schedule A of the Original Assumption Notice. For the sake of clarity, the Amended Cure Amounts amend and supersede the Initial Cure Amounts with respect only to the Potentially Assigned Agreements identified on Exhibit A attached hereto.

5.            Per the Debtors’ Notice of Extended Bid Deadline [Docket No. 537] (the “Extension Notice”), and pursuant to the Assumption Notice, any party seeking to object to the validity of the Initial Cure Amounts (as amended by the Amended Cure Amounts), and the inclusion or omission of any of the Potentially Assignment Agreements (as amended by this Amended Assumption Notice), or otherwise assert that any other amounts, defaults, conditions or pecuniary losses must be cured or satisfied under any of the Potentially Assigned Agreements in order for such contract or lease to be assumed and assigned, must file an objection that (a) is in writing, (b) sets forth the specific monetary amount the objector asserts to be due, and the specific types of the alleged defaults, pecuniary losses, accrued amounts and conditions to assignment and the support therefor, (c) is filed with the Clerk of the Bankruptcy Court and (d) is served on (i) counsel to the Debtor, Sidley Austin LLP, 1000 Louisiana St., Houston, TX 77002 (Attn.: Duston McFaul (dmcfaul@sidley.com), Jackson Garvey (jgarvey@sidley.com), Jeri Leigh Miller (jeri.miller@sidley.com), Maegan Quejada (mquejada@sidley.com), Michael Sabino (msabino@sidley.com), and Sean Nuernberger (sean.nuernberger@sidley.com)); (ii) the Office of the United States Trustee for the Southern District of Texas, 515 Rusk St., Suite 3516, Houston, Texas 77002 (Attn.: Jayson B. Ruff (jayson.b.ruff@usdoj.gov); and (iii) counsel to the Official Committee of Unsecured Creditors, Pachulski Stang, Ziehl & Jones LLP, 780 Third Avenue, New York, New York 10017 (Attn: Bradford J. Sandler (bsandler@pszjlaw.com), Robert J. Feinstein (rfeinstein@pszjlaw.com), and Paul J. Labov (plabov@pszjlaw.com)) by no later than 4:00 p.m. (prevailing Central Time) on October 7, 2024.

6.            For the avoidance of doubt, except as explicitly set forth herein, nothing in this Amended Assumption Notice shall alter, modify or affect anything set forth in the Assumption Notice or the Extension Notice, including any requirements and deadlines set forth therein.

2

Dated: September 17, 2024
Houston, Texas

/s/ Jeri Leigh Miller
SIDLEY AUSTIN LLP
Duston McFaul (TX Bar No. 24003309)
Jeri Leigh Miller (TX Bar No. 24102176)
Maegan Quejada (TX Bar No. 24105999)
1000 Louisiana Street, Suite 5900
Houston, Texas 77002
Telephone:	(713) 495-4500
Facsimile:	(713) 495-7799
Email:	dmcfaul@sidley.com
jeri.miller@sidley.com
mquejada@sidley.com
William E. Curtin (admitted pro hac vice)
Michael Sabino (admitted pro hac vice)
787 Seventh Avenue
New York, New York 10019
Telephone:	(212) 839-5300
Facsimile:	(212) 839-5599
Email:	wcurtin@sidley.com
msabino@sidley.com

Jackson T. Garvey (admitted pro hac vice)
One South Dearborn
Chicago, Illinois 60603
Telephone:	(312) 853-7000
Facsimile:	(312) 853-7036
Email:	jgarvey@sidley.com

Counsel to the Debtors and Debtors in Possession

3

Certificate of Service

I certify that on September 17, 2024, I caused a copy of the foregoing document to be served by the Electronic Case Filing System for the United States Bankruptcy Court for the Southern District of Texas.

/s/ Jeri Leigh Miller
Jeri Leigh Miller

Exhibit A

Amended Cure Amounts

Project Blue

Schedule A - Leases (Revisions)

All $ in Actual

				$202,028
Store #	LANDLORD NAME	LANDLORD ADDRESS	ADDRESS OF SUBJECT PROPERTY	CURE AMOUNT ($)
73	AMERICAN NATIONAL INSURANCE COMPANY	5010 GARTH ROAD, BAYTOWN, TX 77521	1420 WEST LOOP 336 NORTH, CONROE, TX 77304	114,907.9
194	TULSA/SAV, LLC	400 MALL BLVD, STE M, SAVANNAH, GA, 31406	6921 E ADMIRAL PL, TULSA, OK 74115
284	HIGHLAND LAKES PROPERTY LLC	341 N MAITLAND AVE, STE 115, MAITLAND, FL, 32751	7407 WEST COLONIAL DRIVE, ORLANDO, FL 32818	63,970.4
305	MANCHESTER VILLAGE SC LLC	4201 CONGRESS ST, STE 170, CHARLOTTE, NC, 28209	548 JOHN ROSS PARKWAY, ROCK HILL, SC 29730	1,987.5
WSB-128	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	1750 N TAMIAMI TRAIL, NORTH FORT MYERS, FL 33903	99.2
WSB-130	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	1701 ROANOKE RD, LAGRANGE, GA 30240	409.5
WSB-134	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	1405 IRIS DR., CONYERS, GA 30013	431.4
WSB-146	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	1707 CHEROKEE AVE SW, CULLMAN, AL 35055	293.3
WSB-318	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	321A COLUMBIA AVE, RINCON, GA 31326	437.6
WSB-339	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	2623 N COLUMBIA ST, MILLEDGEVILLE, GA 31061	10,429.7
WSB-360	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	18885 CORTEZ BLVD, BROOKSVILLE, FL 34601	134.0
WSB-366	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	160 HAMPTON ST, MCDONOUGH, GA 30253	406.4
WSB-603	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	6377 OAK STREET, EASTMAN, GA 31023	284.5
WSB-683	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	204 S MAIN ST, HAVANA, FL 32333	87.0
WSB-736	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	301 LOWES DRIVE, DANVILLE, VA 24540	469.7
WSB-744	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	1473 N WESLEYAN BLVD, ROCKY MOUNT, NC 27804	616.9
WSB-757	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	421 W BELT AVE, BUSHNELL, FL 33513	121.0
WSB-761	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	14009 7TH STREET, DADE CITY, FL 33525	127.0
WSB-768	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	1510 COLLEGE AVE E, RUSKIN, FL 33570	194.5
WSB-769	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	2200 ML KING ST S, SAINT PETERSBURG, FL 33705	111.8
WSB-798	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	136 HANCOCK BRIDGE PKY, CAPE CORAL, FL 33990	173.6
WSB-800	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	3608 FOWLER ST, FORT MYERS, FL 33901	173.6
WSB-801	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	1039 TAMIAMI TRAIL, PORT CHARLOTTE, FL 33953	133.1
WSB-807	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	2665 DAVIS BLVD, NAPLES, FL 34104	13.5
WSB-821	NNN REIT, INC.	450 S. ORANGE AVE., STE. 900, ORLANDO, FL, 32801	9909 STATE ROAD 52, HUDSON, FL 34669	132.0
281	VINE STREET PLAZA INVESTORS, LLC	2500 WEST INTERNATIONAL SPEEDWAY BLVD., DAYTONA BEACH FL, 32114	105 W VINE STREET, KISSIMMEE, FL 34741	5,882.8

Exhibit B

Additions to Potentially Assigned Agreements

Project Blue Schedule A - Leases (Additions) All $ in Actual

$-
Store #	LANDLORD NAME	LANDLORD ADDRESS	ADDRESS OF SUBJECT PROPERTY	CURE AMOUNT ($)
WSB-360	W.S. BADCOCK CORPORATION	200 NW PHOSPHATE BOULEVARD, MULBERRY, FL, 33860	18885 CORTEZ BLVD, BROOKSVILLE, FL 34601	-

Project Blue Schedule A - Executory Contracts (Additions) All $ in Actual

$-
COUNTERPARTY NAME	COUNTERPARTY ADDRESS	DESCRIPTION OF CONTRACT	CURE AMOUNT ($)
AASTEPEHENS ENTERPRISES, LLC	106 COUNTY RD 678, ROANOKE, AL 36274	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ROANOKE, AL (515)	-
A&C VENTURES, LLC	1865 MOORES MILL RD, AUBURN, AL 36830	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - AUBURN, AL (367)	-
A&C VENTURES, LLC	1865 MOORES MILL RD, AUBURN, AL 36830	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CARROLLTON, GA (514)	-
A&C VENTURES, LLC	1865 MOORES MILL RD, AUBURN, AL 36830	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CLEVELAND, TN (340)	-
A&C VENTURES, LLC	1865 MOORES MILL RD, AUBURN, AL 36830	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - NEWNAN , GA (513)	-
AHII CORPORATION	301 SUNNYBROOK LANE, GREER, SC 29650	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - HARTWELL, GA (469)	-
A&K OWENS, INC.	2520 TEN MILE RD, PACE, FL 32571	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - PENSACOLA, FL (364)	-
ALBEMARLE HOME FURNISHINGS, INC.	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ALBERMARLE, NC (716)	-
ALMON KEEL HOLDINGS, LLC	4015 CONCORD WAY, PLANT CITY, FL 33566	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BRADENTON CORTEZ, FL (795)	-
ALMON KEEL HOLDINGS, LLC	4015 CONCORD WAY, PLANT CITY, FL 33566	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - PALMETTO, FL (796)	-
AMOLIN LLC	1163 MT. AIRY HILLS , MT. AIRY, GA 30563	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CORNELIA, GA (145)	-
ANLYN ENTERPRISES FLORIDA, INC.	7548 GREEN ROAD, SNEADS, FL 32460	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CHATTAHOOCHEE , FL (677)	-
ANLYN ENTERPRISES FLORIDA, INC.	7548 GREEN ROAD, SNEADS, FL 32460	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - HAVANA , FL (683)	-
ANLYN ENTERPRISES FLORIDA, INC.	7548 GREEN ROAD, SNEADS, FL 32460	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - QUINCY , FL (680)	-
ANLYN ENTERPRISES, INC.	7548 GREEN ROAD, SNEADS, FL 32460	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ELBA, AL (214)	-
ANLYN ENTERPRISES, INC.	7548 GREEN ROAD, SNEADS, FL 32460	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ENTERPRISE, AL (155)	-
APGJ, INC.	133 NW 4TH AVENUE, WILLISTON, FL 32696	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - WILLISTON, FL (619)	-
A R MORGAN LLC	214 BOOKOUT RD, RINGGOLD, GA 30736	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - FORT OGLETHORPE, GA (338)	-
BATEMAN ENTERPRISES, INC.	1321 LONG BRANCH RD, TOPTON, NC 28781	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MURPHY, NC (459)	-
B2BP AUBURNDALE LLC	3913 WINDCHIME LANE, LAKELAND, FL 33811	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - AUBURNDALE , FL (785)	-
B2BP OKEECHOBEE LLC	7192 SW ALBRITTON ST, ARCADIA, FL 34266	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - OKEECHOBEE, FL (773)	-
B2BP PORT ST LUCIE LLC	7192 SW ALBRITTON ST, ARCADIA, FL 34266	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - PORT ST LUCIE, FL (777)	-
B2BP RETAIL LLC	7192 SW ALBRITTON ST, ARCADIA, FL 34266	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - LAKE PLACID , FL (780)	-
B2BP SANFORD LLC	3913 WINDCHIME LANE, LAKELAND, FL 33811	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - SANFORD , FL (811)	-
B2BP STUART LLC	7192 SW ALBRITTON ST, ARCADIA, FL 34266	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - STUART, FL (376)	-
B2BP WALTERBORO LLC	3913 WINDCHIME LANE, LAKELAND, FL 33811	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - WALTERBORO, SC (655)	-
BENCE & BENCE, LLC	118 SIENA DR, ANDERSON, SC 29261	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ANDERSON, SC (489)	-
BLISS FURNITURE, INC.	8580 MAYALL DR, JACKSONVILLE, FL 32220	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ORANGE PARK , FL (626)	-
B & M STORES, LLC	4045 POINT ROAD, MOBILE, AL 36619	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - SARALAND, AL (636)	-
BOYLE & BOYLE, INC.	2100 SW FLETCHER ST, ARCADIA, FL 33983	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ARCADIA, FL (793)	-
BOYLE CAPE CORAL, INC.	2100 SW FLETCHER ST, ARCADIA, FL 33983	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CAPE CORAL , FL (798)	-
BOYLE CHIEFLAND, INC.	7192 SW ALBRITTON ST, ARCADIA, FL 34266	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CHIEFLAND, FL (606)	-
BOYLE DALLAS INC	7192 SW ALBRITTON ST, ARCADIA, FL 34266	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - DALLAS HIRAM , GA (330)	-
BOYLE DALTON, INC	2100 SW FLETCHER ST, ARCADIA, FL 33983	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - DALTON, GA (455)	-
BOYLE FAMILY, LLC	7192 SW ALBRITTON ST, ARCADIA, FL 34266	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CROSS CITY, FL (607)	-
BOYLE FURNITURE, LLC	7192 SW ALBRITTON ST, ARCADIA, FL 34266	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - FORT MYERS, FL (800)	-
BOYLE & MORE, LLC	7192 SW ALBRITTON ST, ARCADIA, FL 34266	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - NORTH FORT MYERS, FL (128)	-
BOYLE NAPLES, INC.	2100 SW FLETCHER ST, ARCADIA, FL 33983	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - NAPLES, FL (807)	-
BOYLE ORANGE CITY, INC.	2100 SW FLETCHER ST, ARCADIA, FL 33983	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ORANGE CITY, FL (891)	-
BOYLE ORLANDO, INC.	7192 SW ALBRITTON ST, ARCADIA, FL 34266	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - PINE HILLS, FL (207)	-
BOYLE PUBLICATIONS, INC.	2100 SW FLETCHER ST, ARCADIA, FL 33983	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - PORT CHARLOTTE, FL (801)	-
BRAD R. STAFFORD, INC.	381 GANDER RD, DAWSON, GA 39842	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ALBANY, GA (656)	-
BRAD R. STAFFORD, INC.	381 GANDER RD, DAWSON, GA 39842	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - COLUMBUS, GA (132)	-
BRAD R. STAFFORD, INC.	381 GANDER RD, DAWSON, GA 39842	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - AMERICUS, GA (657)	-

Project Blue Schedule A - Executory Contracts (Additions) All $ in Actual

$-
COUNTERPARTY NAME	COUNTERPARTY ADDRESS	DESCRIPTION OF CONTRACT	CURE AMOUNT ($)
BRAD R. STAFFORD, INC.	381 GANDER RD, DAWSON, GA 39842	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CORDELE, GA (601)	-
BRAD R. STAFFORD, INC.	381 GANDER RD, DAWSON, GA 39842	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - DAWSON, GA (659)	-
BRAD R. STAFFORD, INC.	381 GANDER RD, DAWSON, GA 39842	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - SYLVESTER, GA (660)	-
BRYAN ENTERPRISES OF TALLAHASSEE, INC.	PO BOX 1267, CRAWFORDVILLE, FL 32326	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CRAWFORDVILLE, FL (682)	-
C & B FURNITURE, INC.	177 RIDGE POINTE DR, JOHNSON CITY, TN 37604	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - JOHNSON CITY, TN (875)	-
C & B FURNITURE, INC.	177 RIDGE POINTE DR, JOHNSON CITY, TN 37604	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - GREENEVILLE, TN (836)	-
C & C STORES, INC.	8315 NORTH ST, CITRONELLE, AL 36522	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CITRONELLE, AL (711)	-
C & C STORES, INC	8315 NORTH ST, CITRONELLE, AL 36522	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - LUCEDALE, MS (732)	-
CK DEN, INC	42 GARDEN CT, BEAUFORT, SC 29907	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - RIDGELAND, SC (822)	-
CK DEN, INC.	42 GARDEN CT, BEAUFORT, SC 29907	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BEAUFORT, SC (647)	-
CLAYTON W. FRAZIER ENTERPRISES, INC.	433 WILLOW OAK COURT, FT MEADE, FL 33841	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - FORT MEADE, FL (751)	-
COASTAL FURNISHINGS BRUNSWICK LLC	109 HICKORY LANE, BRUNSWICK, GA 31523	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BRUNSWICK, GA (705)	-
COASTAL FURNISHINGS KINGSLAND LLC	109 HICKORY LANE, BRUNSWICK, GA 31523	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - KINGSLAND, GA (325)	-
CONNELL FURNITURE OF BELLE GLADE, INC.	1755 SE AVE J, BELLE GLADE, FL 33430	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BELLE GLADE, FL (770)	-
CONNELL FURNITURE OF MELBOURNE, INC.	450 38TH CT, VERO BEACH, FL 32968	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MELBOURNE WEST, FL (223)	-
CONNELL FURNITURE OF PALM BAY, INC.	450 38TH CT, VERO BEACH, FL 32968	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - PALM BAY , FL (776)	-
CONNELL FURNITURE OF VERO BEACH, INC.	450 38TH CT, VERO BEACH, FL 32968	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - VERO BEACH, FL (779)	-
CTF INVESTMENTS, LLC	433 WILLOW OAK COURT, FT MEADE, FL 33841	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CLEWISTON, FL (771)	-
C&T STOCKS, LLC	280 HAYFIELD ST, ELIZABETHTOWN, NC 28337	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ELIZABETHTOWN, NC (478)	-
DARREL ANDREW RYE	346 HORSEHEAD CREEK ROAD, MONTEZUMA, GA 31063	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MONTEZUMA, GA (452)	-
DAVID N. ODOWSKI, LLC	4325 NW 13TH ST, GAINESVILLE, FL 32609	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - GAINESVILLE, FL (611)	-
DESIGNS BY CLAUDETTE, LLC	422 CHOCOLATE CITY RD, ESTILL, SC 29918	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - HAMPTON, SC (648)	-
DILLON'S FAMILY FURNITURE, LLC	1561 LAKEVIEW DR, SEBRING, FL 33873	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - WAUCHULA, FL (754)	-
DINKINS & MOSS INVESTMENTS LLC	165 SUTTON PLACE DR, LAKE WACCAMAW, NC 28450	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - LANCASTER, SC (472)	-
DOREY'S ENTERPRISES, INC.	509 MALBORO ST, HAMLET, NC 28345	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BENNETTSVILLE, SC (477)	-
DOREY'S ENTERPRISES, INC.	509 MALBORO ST, HAMLET, NC 28345	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CHERAW, SC (471)	-
DOUBLE WOOD DOWNS CORPORATION	5205 HAWKS NEST DR, MILTON, FL 32570	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - PENSACOLA NORTH, FL (210)	-
DOWLING AND DOWLING, INC.	820 ANDIRON DR, SUMTER, SC 29150	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - SUMTER, SC (523)	-
DP & MORE GROUP, INC.	340 SW BEASLEY COURT, LAKE CITY, FL 32024	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - LAKE CITY, FL (621)	-
DREAMBOAT INVESTMENTS INC.	4716 HILARITA CIR, PACE, FL 32571	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - PACE, FL (879)	-
E&H BELL, INC.	4045 POINT ROAD, MOBILE, AL 36619	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - SEMMES, AL (225)	-
F.A. JOHNSTON, INC.	1456 CR 13 SOUTH , ST AUGUSTINE, FL 32092	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - JACKSONVILLE WEST, FL (881)	-
F.A. JOHNSTON, INC.	1456 CR 13 SOUTH , ST AUGUSTINE, FL 32092	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - PALATKA, FL (627)	-
F.A. JOHNSTON, INC.	1456 CR 13 SOUTH , ST AUGUSTINE, FL 32092	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BRANFORD, FL (605)	-
F.A. JOHNSTON, INC.	1456 CR 13 SOUTH , ST AUGUSTINE, FL 32092	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CALLAHAN, FL (696)	-
F.A. JOHNSTON, INC.	1456 CR 13 SOUTH , ST AUGUSTINE, FL 32092	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - GREEN COVE SPRINGS, FL (231)	-
F.A. JOHNSTON, INC.	1456 CR 13 SOUTH , ST AUGUSTINE, FL 32092	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - JACKSONVILLE RIVERVIEW, FL (2	-
F.A. JOHNSTON, INC.	1456 CR 13 SOUTH , ST AUGUSTINE, FL 32092	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MACCLENNY, FL (622)	-
F.A. JOHNSTON, INC.	1456 CR 13 SOUTH , ST AUGUSTINE, FL 32092	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MADISON, FL (623)	-
F.A. JOHNSTON, INC.	1456 CR 13 SOUTH , ST AUGUSTINE, FL 32092	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MONTICELLO, FL (684)	-
FLORENCE BADCOCK, LLC	105 BAYWOOD DRIVE, ENTERPRISE, AL 36330	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - FLORENCE , AL (336)	-
FRAZIER & FRAZIER ENTERPRISES, INC.	433 WILLOW OAK COURT, FT MEADE, FL 33841	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - AVON PARK, FL (786)	-
FURNITURE SELECTIONS, INC.	20319 E PENNSYLVANIA AVE, DUNNELLON, FL 34432	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - DUNNELLON, FL (616)	-
GARMAN & YOUNG II, INC	425 LAKE NED ROAD, WINTER HAVEN, FL 33884	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - SAINT AUGUSTINE, FL (633)	-

Project Blue Schedule A - Executory Contracts (Additions) All $ in Actual

$-
COUNTERPARTY NAME	COUNTERPARTY ADDRESS	DESCRIPTION OF CONTRACT	CURE AMOUNT ($)
GILEMORE, INC.	174 OAK CREEK LANE, ALTO, GA 30510	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CLEVELAND, GA (824)	-
GL5, INC.	4203 TURTLE XING, NICEVILLE, FL 32578	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CRESTVIEW, FL (639)	-
GREG & JULIANE, INC.	747 EASTOVER CIRCLE, DELAND, FL 32724	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - DELAND, FL (809)	-
HAA DEAN ENTERPRISES, LLC	8 ARABIAN COURT, WARRENVILLE, SC 29851	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MARTINEZ, GA (323)	-
H.N. MCCALL, INC.	241772 COUNTY ROAD 121, HILLIARD, FL 32046	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - FOLKSTON, GA (707)	-
JA DUNN, INC.	220 MONUMENT FALLS RD, JASPER, GA 30143	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CARTERSVILLE, GA (142)	-
JANLAN LLC	866 BELLVIEW ROAD, COLQUITT, GA 39837	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - COLQUITT, GA (668)	-
JANLAN LLC	866 BELLVIEW ROAD, COLQUITT, GA 39837	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - DONALSONVILLE, GA (663)	-
JAY P. EVANS FURNITURE, CO., INC.	2456 OLD 179 N, WIGHAM, GA 39897	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CAIRO, GA (666)	-
JAY P. EVANS FURNITURE, CO., INC.	2456 OLD 179 N, WIGHAM, GA 39897	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CAMILLA, GA (667)	-
JAY P. EVANS FURNITURE, CO., INC.	2456 OLD 179 N, WIGHAM, GA 39897	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - THOMASVILLE, GA (671)	-
JCS OF YORK, INC.	401 GALLANT FOX COURT, YORK, SC 29745	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ROCK HILL, SC (335)	-
JCS OF YORK, INC.	401 GALLANT FOX COURT, YORK, SC 29745	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - YORK , SC (303)	-
JD WEEKS, INC.	3610 MONTERO CT, SUN CITY, FL 33573	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - RUSKIN, FL (768)	-
J&E DINKINS, INC.	165 SUTTON PLACE DR, LAKE WACCAMAW, NC 28450	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CLINTON, NC (876)	-
J&E DINKINS, INC.	165 SUTTON PLACE DR, LAKE WACCAMAW, NC 28450	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - FAYETTEVILLE EAST, NC (848)	-
J&E DINKINS, INC	165 SUTTON PLACE DR, LAKE WACCAMAW, NC 28450	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - FAYETTVILLE WEST, NC (847)	-
J&E DINKINS, INC.	165 SUTTON PLACE DR, LAKE WACCAMAW, NC 28450	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - RAEFORD, NC (884)	-
J&E DINKINS, INC	165 SUTTON PLACE DR, LAKE WACCAMAW, NC 28450	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - RALEIGH, NC (878)	-
J&E DINKINS, INC.	165 SUTTON PLACE DR, LAKE WACCAMAW, NC 28450	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - WILMINGTON, NC (734)	-
J&E DINKINS, INC.	165 SUTTON PLACE DR, LAKE WACCAMAW, NC 28450	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - DUNN, NC (843)	-
J&E DINKINS, INC.	165 SUTTON PLACE DR, LAKE WACCAMAW, NC 28450	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - GARNER, NC (742)	-
J&E DINKINS, INC	165 SUTTON PLACE DR, LAKE WACCAMAW, NC 28450	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - LAURINBURG, NC (365)	-
J&E DINKINS, INC.	165 SUTTON PLACE DR, LAKE WACCAMAW, NC 28450	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - SHALLOTE, NC (718)	-
J&E DINKINS, INC.	165 SUTTON PLACE DR, LAKE WACCAMAW, NC 28450	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - WHITEVILLE, NC (482)	-
J & E DINKINS, INC.	165 SUTTON PLACE DR, LAKE WACCAMAW, NC 28450	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - GAFFNEY, SC (140)	-
J & E DINKINS, INC.	165 SUTTON PLACE DR, LAKE WACCAMAW, NC 28450	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - HICKORY , NC (829)	-
J & E DINKINS, INC	165 SUTTON PLACE DR, LAKE WACCAMAW, NC 28450	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - HINESVILLE, GA (702)	-
J & E DINKINS, INC.	165 SUTTON PLACE DR, LAKE WACCAMAW, NC 28450	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - WAYNESVILLE, NC (510)	-
J.I. BEASLEY, INC.	1233 S HIGHLAND PARK DRIVE, LAKE WALES, FL 33898	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - LAKE WALES, FL (753)	-
JJT ALABAMA HOLDINGS, LLC	3913 WINDCHIME LANE, LAKELAND, FL 33811	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - HUDSON, FL (821)	-
JJT CHARLESTON, LLC	3913 WINDCHIME LANE, LAKELAND, FL 33811	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CHARLESTON, SC (834)	-
JJT GREENVILLE LLC	3913 WINDCHIME LANE, LAKELAND, FL 33811	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - GREENVILLE, SC (715)	-
JJT NORTH CHARLESTON, LLC	3913 WINDCHIME LANE, LAKELAND, FL 33811	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - NORTH CHARLESTON, SC (858)	-
JJT SUMMERVILLE, LLC	3913 WINDCHIME LANE, LAKELAND, FL 33811	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - SUMMERVILLE, SC (830)	-
JJT WESLEY CHAPEL LLC	3913 WINDCHIME LANE, LAKELAND, FL 33811	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - WESLEY CHAPEL, FL (228)	-
J&N DUNN, LLC	220 MONUMENT FALLS RD, JASPER, GA 30143	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ROME , GA (851)	-
JOHN STITZEL - SOLE PROPRIETOR	2118 N WATERSEDGE DRIVE, CRYSTAL RIVER, FL 34429	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CRYSTAL RIVER, FL (615)	-
JOHN WOOD, INC.	7265 MARTIN RD, MILTON, FL 32570	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MILTON, FL (642)	-
JORDAN ASHLEY CORPORATION	454 JAMES ST, AILEY, GA 30410	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - VIDALIA, GA (646)	-
JOSEPH M. PARIS	591 OLD WAYNESVILLE ROAD, JESUP, GA 31598	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - JESUP, GA (708)	-
J. TICE, INC.	1199 PINEY GROVE RD, CHIPLEY, FL 32428	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CHIPLEY, FL (678)	-
K.D.K HOME FURNITURE, INC.	4146 TIMBERWOOD DRIVE, GASTONIA, NC 28056	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - GASTONIA, NC (713)	-
K.D. POSTON, INC.	234 RIVERWOOD DR, DILLON, SC 29536	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - DILLON, SC (526)	-

Project Blue Schedule A - Executory Contracts (Additions) All $ in Actual

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COUNTERPARTY NAME	COUNTERPARTY ADDRESS	DESCRIPTION OF CONTRACT	CURE AMOUNT ($)
K.D. POSTON, INC.	234 RIVERWOOD DR, DILLON, SC 29536	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MARION, SC (529)	-
K.D. POSTON, INC.	234 RIVERWOOD DR, DILLON, SC 29536	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - HARTSVILLE, SC (527)	-
KIEFNER HOLDINGS LLC	8 FANWAY CT, PALM COAST, FL 32137	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - PALM COAST, FL (880)	-
KIRKSEY ENTERPRISES, LLC	237 E BARATARA DR, CHICKASAW, AL 36611	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - TILLMANS CORNER (THEODORE)	-
KRAUSE COMPANIES LLC	10620 SE 73RD AVE , BELLEVIEW , FL 34420	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - DADE CITY, FL (761)	-
KRAUSE COMPANY II LLC	10620 SE 73RD AVE , BELLEVIEW , FL 34420	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - LEESBURG, FL (308)	-
K.R. PEMBERTON, INC.	2453 HIGHWAY 77, CHIPLEY, FL 32428	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BONIFAY , FL (676)	-
LAHORAGRIS LLC	P.O BOX 601, EASLEY, SC 29641	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - GREER, SC (371)	-
L AND S DUNN, INC.	220 MONUMENT FALLS RD, JASPER, GA 30143	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CANTON, GA (310)	-
LARAMAY, LLC	1459 HIGH RIDGE DR, KINGSPORT, TN 37664	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BRISTOL, VA (863)	-
LEBRON FOWLER	194 PLEASANT RIDGE CIR, ROCK SPRING, GA 30739	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ATHENS, TN (159)	-
LEE PARKER ENTERPRISES, INC.	2796 STOVALL ROAD, GREENVILLE, GA 30222	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - LAGRANGE, GA (130)	-
LEE'S FURNITURE, INC. OF SPARTANBURG	PO BOX 160100, BOILING SPRINGS, SC 29316	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BOILING SPRINGS, SC (826)	-
LEONARD CLAYTON STONE, INC.	3339 OLD QUITMAN RD, ADEL, GA 31620	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MOULTRIE, GA (669)	-
LEONARD CLAYTON STONE, INC.	3339 OLD QUITMAN RD, ADEL, GA 31620	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ASHBURN, GA (658)	-
LEONARD CLAYTON STONE, INC.	3339 OLD QUITMAN RD, ADEL, GA 31620	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - NASHVILLE, GA (698)	-
LEONARD CLAYTON STONE, INC.	3339 OLD QUITMAN RD, ADEL, GA 31620	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ADEL, GA (695)	-
LEONARD CLAYTON STONE, INC.	3339 OLD QUITMAN RD, ADEL, GA 31620	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - LAKLEAND, GA (224)	-
LK & KK, INC.	937 DOGWOOD DR, BLACKSHER, GA 31516	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - WAYCROSS, GA (704)	-
LMS OF VIRGINIA, INC.	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - SOUTH BOSTON, VA (624)	-
LOMAHA II, INC.	9987 HIGHWAY 23, METTER, GA 30439	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - POOLER, GA (893)	-
LOMAHA, INC.	9987 HIGHWAY 23, METTER, GA 30439	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - RINCON , GA (318)	-
LYDIA FURNITURE, INC.	5524 SADDLEBACK CT, LADY LAKE, FL 32159	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - APOPKA, FL (897)	-
L & Z FURNITURE, LLC	2211 GUMTREE ROAD , WINSTON SALEM, NC 27107	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ELKIN, NC (610)	-
MARK HENSLEY, INC.	PO BOX 1647, MURRELLS INLET, SC 29576	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - FLORENCE , SC (832)	-
MARK HENSLEY, INC.	PO BOX 1647, MURRELLS INLET, SC 29576	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - LAKE CITY, SC (528)	-
MARK HENSLEY, INC.	PO BOX 1647, MURRELLS INLET, SC 29576	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - GEORGETOWN, SC (653)	-
MARK HENSLEY, INC	PO BOX 1647, MURRELLS INLET, SC 29576	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MURRELLS INLET, SC (226)	-
MARK HENSLEY, INC.	PO BOX 1647, MURRELLS INLET, SC 29576	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - NORTH MYRTLE BEACH, SC (218)	-
2002 MARSHAL ENTERPRISES LLC	820 SCRANTON RD APT 702, BRUNSWICK, GA 31525	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - GLENNVILLE, GA (701)	-
2002 MARSHALL ENTERPRISES LLC	820 SCRANTON RD APT 702, BRUNSWICK, GA 31525	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BAXLEY, GA (700)	-
M2 ATHENS FURNITURE, LLC	105 BAYWOOD DRIVE, ENTERPRISE, AL 36330	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ATHENS, AL (483)	-
M2 CULLMAN FURNITURE, LLC	105 BAYWOOD DRIVE, ENTERPRISE, AL 36330	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CULLMAN , AL (146)	-
M2 DECATUR FURNITURE, LLC	105 BAYWOOD DRIVE, ENTERPRISE, AL 36330	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - DECATUR, AL (484)	-
MESIEMORE ENTERPRISES, LLC	31162 WATER LILY DR, BROOKSVILLE, FL 34602	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ZEPHYRHILLS, FL (764)	-
M2 GADSDEN FURNITURE, LLC	105 BAYWOOD DRIVE, ENTERPRISE, AL 36330	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - GADSDEN, AL (841)	-
M. HART ENTERPRISES, INC.	1150 SOUTH BLVD, BREWTON, AL 36426	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BREWTON, AL (164)	-
713 AND ONE INC.	741 LAKEVIEW RD, LAVONIA, GA 30553	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ATHENS, GA (466)	-
MICHAEL S. NEWCOMB, INC.	327 CAMEILLA BLVD, MARSHALLVILLE, GA 31057	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - FORT VALLEY, GA (450)	-
MISSISSIPPI STUDS FURNITURE VENTURES LLC	7067 WOLFE RD., COLUMBUS, MS 39705	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - HATTIESBURG, MS (221)	-
MISSISSIPPI STUDS FURNITURE VENTURES LLC	7067 WOLFE RD., COLUMBUS, MS 39705	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MERIDIAN , MS (892)	-
MISSISSIPPI STUDS FURNITURE VENTURES LLC	7067 WOLFE RD., COLUMBUS, MS 39705	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - STARKVILLE, MS (486)	-
M & M DENNISON, INC.	4203 TURTLE XING, NICEVILLE, FL 32578	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - NICEVILLE, FL (350)	-
M2 OXFORD FURNITURE, LLC	105 BAYWOOD DRIVE, ENTERPRISE, AL 36330	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - OXFORD, AL (162)	-

Project Blue Schedule A - Executory Contracts (Additions) All $ in Actual

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COUNTERPARTY NAME	COUNTERPARTY ADDRESS	DESCRIPTION OF CONTRACT	CURE AMOUNT ($)
M2 TUSCALOOSA FURNITURE, LLC	105 BAYWOOD DRIVE, ENTERPRISE, AL 36330	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - TUSCALOOSA, AL (227)	-
N&L HOME FURNISHINGS	876 BOWERS ROAD, PEACHLAND, NC 28133	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ROCKINGHAM, NC (474)	-
N&L HOME FURNISHINGS	876 BOWERS ROAD, PEACHLAND, NC 28133	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - WADESBORO, NC (475)	-
NORROD, INC.	1149 ST JOHN CHURCH RAOD, PATRICK, SC 29584	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ROCKY MOUNT, NC (744)	-
OAK ENTERPRISES, LLC	237 E BARATARA DR, CHICKASAW, AL 36611	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - PASCAGOULA, MS (721)	-
OWENS FURNITURE 661 LLC	2520 TEN MILE RD, PACE, FL 32571	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BAINBRIDGE, GA (661)	-
PALMER'S BUSINESS MANAGEMENT LLC	263 RIDGEWAY DR, MONROE, GA 30655	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - COMMERCE, GA (120)	-
PEP-C-CON, INC.	PO BOX 57, MANCHESTER, GA 31816	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BARNESVILLE, GA (467)	-
PEP-C-CON, INC.	PO BOX 57, MANCHESTER, GA 31816	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MANCHESTER, GA (512)	-
PEP-C-CON, INC.	PO BOX 57, MANCHESTER, GA 31816	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - THOMASTON, GA (454)	-
PERRY H. TAYLOR, INC.	92 ORCHARD LANE, CAMILLA, GA 31730	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - TIFTON, GA (665)	-
PETERSON ENTERPRISES, INC.	P.O. BOX 707, GULF SHORES, AL 36547	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - FOLEY, AL (638)	-
PRIDEFAM BUSINESS VENTURES LLC	3552 ROGERS AVE, SARALAND, AL 36571	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - DOUGLAS, GA (697)	-
PRIDEFAM BUSINESS VENTURES LLC	3552 ROGERS AVE, SARALAND, AL 36571	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - LAKE PARK, GA (703)	-
PRIDEFAM BUSINESS VENTURES LLC	3552 ROGERS AVE, SARALAND, AL 36571	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - VALDOSTA, GA (699)	-
PRIDEFAM BUSINESS VENTURES, LLC	3552 ROGERS AVE, SARALAND, AL 36571	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - QUITMAN, GA (215)	-
PRIDEFAM BUSINESS VENTURES LLC	3552 ROGERS AVE, SARALAND, AL 36571	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - EASTMAN, GA (603)	-
PRIDEFAM BUSINESS VENTURES LLC	3552 ROGERS AVE, SARALAND, AL 36571	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - COCHRAN , GA (345)	-
PRIDEFAM BUSINESS VENTURES, LLC	3552 ROGERS AVE, SARALAND, AL 36571	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MADISON, GA (464)	-
PRIDEFAM BUSINESS VENTURES, LLC	3552 ROGERS AVE, SARALAND, AL 36571	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MILLEDGEVILLE, GA (339)	-
PRIDEMORE AND WOOD INVESTMENT GROUP LL	7265 MARTIN RD, MILTON, FL 32570	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - PERRY, FL (609)	-
RA-DON, LLC	334 WOODHILL CIRCLE, EUFAULA, AL 36027	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - EUFAULA, AL (672)	-
RBALL FURNITURE NPR, LLC	3913 WINDCHIME LANE, LAKELAND, FL 33811	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - NEW PORT RICHEY, FL (766)	-
REED'S OF MELBOURNE, INC.	2744 SCHOOL DRIVE, PALM BAY, FL 32905	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MELBOURNE NORTH, FL (781)	-
R & E ENTERPRISES, LLC	9106 VICTORIA CIRCLE, GULFPORT, MS 39503	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - GULFPORT, MS (374)	-
REINHARDT ENTERPRISES, INC.	7708 SOUTH MCCANN ROAD, PANAMA CITY, FL 32409	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - PANAMA CALLAWAY, FL (687)	-
REINHARDT ENTERPRISES, INC.	7708 SOUTH MCCANN ROAD, PANAMA CITY, FL 32409	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - PANAMA CITY, FL (688)	-
RGMORGAN LIMITED LIABILITY COMPANY	19 JOHNSTON ROAD, GRIFFIN, GA 30224	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MCDONOUGH, GA (366)	-
R. GOODMAN ENTERPRISES	1206 CHIMERA LANE, FT WALTON BEACH, FL 32548	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - FORT WALTON BEACH, FL (641)	-
ROBERT ERIC ALEXANDER - SOLE PROPRIETOR	10850 LEE ROAD 379, VALLEY, AL 36854	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - VALLEY, AL (516)	-
ROBERT ERIC ALEXANDER - SOLE PROPRIETOR	10850 LEE ROAD 379, VALLEY, AL 36854	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ALEXANDER CITY, AL (882)	-
RS DEAN ENTERPRISES, LLC	88 WATERS EDGE DRIVE, AIKEN, SC 29803	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - NORTH AUGUSTA, SC (883)	-
RS DEAN ENTERPRISES, LLC	88 WATERS EDGE DRIVE, AIKEN, SC 29803	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - AIKEN, SC (314)	-
RS DEAN ENTERPRISES, LLC	88 WATERS EDGE DRIVE, AIKEN, SC 29803	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ORANGEBURG, SC (161)	-
RS DEAN ENTERPRISES, LLC	88 WATERS EDGE DRIVE, AIKEN, SC 29803	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - THOMSON, GA (121)	-
RS DEAN ENTERPRISES, LLC	88 WATERS EDGE DRIVE, AIKEN, SC 29803	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - WASHINGTON, GA (139)	-
RUDOLPH OF TITUSVILLE, INC.	4545 FERNWOOD DR, MIMS, FL 32754	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - TITUSVILLE, FL (820)	-
SAL OF THE SUNCOAST, INC.	2118 N WATERSEDGE DRIVE, CRYSTAL RIVER, FL 34429	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BELLEVIEW, FL (755)	-
SARA FURNITURE INC	5524 SADDLEBACK CT, LADY LAKE, FL 32159	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - LABELLE, FL (806)	-
SCARBOROUGH FURNITURE COMPANY, INC.	3968 GERBER DAIRY RD, WINTER HAVEN, FL 33880	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - FROSTPROOF, FL (752)	-
SCHRENKERS, INC.	2901 CHASE WAY, MARIANNA, FL 32446	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - DEFUNIAK SPRINGS, FL (640)	-
SCHRENKERS, INC.	2901 CHASE WAY, MARIANNA, FL 32446	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MARIANA, FL (679)	-
SDL LIMITED CORPORATION, INC.	750 DANIA COURT, PUNTA GORDA, FL 33950	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - SEBRING WEST, FL (783)	-
SHAWN ELROD, INC.	808 WEST CENTRAL AVENUE, FITZGERALD, GA 31750	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - FITZGERALD, GA (664)	-

Project Blue Schedule A - Executory Contracts (Additions) All $ in Actual

$-
COUNTERPARTY NAME	COUNTERPARTY ADDRESS	DESCRIPTION OF CONTRACT	CURE AMOUNT ($)
SHORT PUTT ENTERPRISES, INC.	234 SPANTON CRESCENT, POOLER, GA 31322	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - STATESBORO, GA (126)	-
SIDES OF TILLARY, INC.	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MOCKSVILLE, NC (828)	-
SIDES OF TILLERY, INC.	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CONCORD, NC (125)	-
SIDES OF TILLERY, INC.	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MONROE, NC (473)	-
SIDES OF TILLERY, INC.	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - TROY, NC (476)	-
SIDES OF TILLERY, INC.	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - SALISBURY, NC (842)	-
SIDES TRADING COMPANY	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - SELMA, NC (896)	-
SIDES TRADING COMPANY	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - KING , NC (815)	-
SIDES TRADING COMPANY	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MOUNT AIRY, NC (833)	-
SIDES TRADING COMPANY	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ABERDEEN, NC (717)	-
SIDES TRADING COMPANY	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - SANFORD, NC (728)	-
SKG FURNITURE AY 302, L.L.C.	31331 OAKBRIDGE DR, SPANISH FORT, AL 36527	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BAY MINETTE, AL (302)	-
STOCKS TRADING COMPANY, LLC	280 HAYFIELD ST, ELIZABETHTOWN, NC 28337	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - LUMBERTON, NC (481)	-
SUMARPARK LLC	1015 SAINT AUGUSTINE PKWY, LOCUST GROVE, GA 30248	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - GRIFFIN, GA (451)	-
SUMARPARK LLC	1015 SAINT AUGUSTINE PKWY, LOCUST GROVE, GA 30248	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - JACKSON , GA (494)	-
SUMMERS FURNITURE, INC.	340 SW BEASLEY COURT, LAKE CITY, FL 32024	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - LAKE BUTLER, FL (625)	-
SUMMERS FURNITURE, INC.	340 SW BEASLEY COURT, LAKE CITY, FL 32024	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - STARKE, FL (628)	-
SUMMERS FURNITURE, INC.	340 SW BEASLEY COURT, LAKE CITY, FL 32024	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - HIGH SPRINGS, FL (612)	-
TAHL FURNITURE	8201 KERRYBROOK CIRLCE, CHARLOTTE, NC 28214	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MOORESVILLE, NC (854)	-
T. ALLEN, INC.	1026 PRIM AVE, GRACEVILLE, FL 32440	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - GRACEVILLE, FL (693)	-
TCM & RA ENTERPRISES, INC.	902 WEST LAKE OTIS DRIVE, WINTER HAVEN, FL 33880	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - HAINES CITY, FL (787)	-
TEESHOT, INC	2411 OLD LEXINGTON HWY, CHAPIN, SC 29036	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - COLUMBIA, SC (332)	-
TEESHOT, INC.	2411 OLD LEXINGTON HWY, CHAPIN, SC 29036	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - COLUMBIA EAST, SC (846)	-
TEESHOT, INC.	2411 OLD LEXINGTON HWY, CHAPIN, SC 29036	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - LEXINGTON, SC (868)	-
TEESHOT, INC.	2411 OLD LEXINGTON HWY, CHAPIN, SC 29036	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - NEWBERRY, SC (855)	-
TEESHOT, INC.	2411 OLD LEXINGTON HWY, CHAPIN, SC 29036	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - LAURENS, SC (866)	-
T. HALL INVESTMENTS, LLC	113 LUCY LANE, DOTHAN, AL 36301	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ANDALUSIA , AL (691)	-
T. HALL INVESTMENTS, LLC	113 LUCY LANE, DOTHAN, AL 36301	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - DOTHAN, AL (673)	-
T. HALL INVESTMENTS, LLC	113 LUCY LANE, DOTHAN, AL 36301	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BLAKELY, GA (662)	-
T. HALL PROPERTIES, LLC	113 LUCY LANE, DOTHAN, AL 36301	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - GREENVILLE, AL (712)	-
T. HALL PROPERTIES, LLC	113 LUCY LANE, DOTHAN, AL 36301	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - TROY, AL (675)	-
T. HALL RENTALS, LC	113 LUCY LANE, DOTHAN, AL 36301	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - OZARK, AL (674)	-
THE MIMS ORGANIZATION, LLC	6154 WILSON CT, SATSUMA, AL 36572	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - LEAKESVILLE, MS (322)	-
THE SULCER WOOD CORPORATION	7289 DAVIS LANE, SPANISH FORT, AL 26527	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - DAPHNE, AL (637)	-
TONY BURCH HARNAGE	1501 LACKEY STREET, SHELBY, NC 28152	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - SHELBY, NC (509)	-
UP IN SMOKE FURNITURE VENTURES LLC	3552 ROGERS AVE, SARALAND, AL 36571	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - THOMASVILLE, AL (160)	-
UWHARRIE HOME FUNISHINGS, INC.	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MIDWAY , NC (831)	-
UWHARRIE HOME FURNISHINGS, INC	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ASHEBORO , NC (739)	-
UWHARRIE HOME FURNISHINGS, INC	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BURLINGTON, NC (740)	-
UWHARRIE HOME FURNISHINGS, INC.	196 WOODYARD ROAD, MT. GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - HIGH POINT, NC (353)	-
UWHARRIE HOME FURNISHINGS, INC.	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - WINSTON SALEM SOUTH, NC (213)	-
UWHARRIE HOME FURNISHINGS, INC.	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - WINSTON SALEM WEST, NC (211)	-
VALICH VENTURES, LLC	5811 TROPHY LOOP, LAKELAND, FL 33811	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BUSHNELL, FL (757)	-
WADE'S OF ABBEVILLE, INC.	122 KING CIRCLE, GREENWOOD, SC 29649	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - ABBEVILLE, SC (499)	-

Project Blue Schedule A - Executory Contracts (Additions) All $ in Actual

$-
COUNTERPARTY NAME	COUNTERPARTY ADDRESS	DESCRIPTION OF CONTRACT	CURE AMOUNT ($)
WADE'S OF ABBEVILLE, INC.	122 KING CIRCLE, GREENWOOD, SC 29649	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - GREENWOOD, SC (501)	-
WADE'S OF FRANKLIN, INC.	122 KING CIRCLE, GREENWOOD, SC 29649	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - FRANKLIN, NC (726)	-
WALK & RUN LOGISTICS LLC	301 SUNNYBROOK LANE, GREER, SC 29650	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - COVINGTON, GA (122)	-
WALK & RUN LOGISTICS LLC	301 SUNNYBROOK LANE, GREER, SC 29650	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CONYERS, GA (134)	-
W.A. SUMNER, LLC	1927 US HWY 441, DUBLIN, GA 31021	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - DUBLIN, GA (602)	-
WAYCAR CORP	8173 WACOBEE DRIVE, MYRTLE BEACH, SC 29579	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - CONWAY, SC (525)	-
WAYCAR CORP	8173 WACOBEE DRIVE, MYRTLE BEACH, SC 29579	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MYRTLE BEACH , SC (838)	-
WAYNE WEEKS - SOLE PROPRIETOR	504 PEARL AVE, OPP, AL 36467	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - GENEVA, AL (692)	-
WDS HOLDINGS, LLC	993 SHOCKNEY DRIVE, ORMOND BEACH, FL 32174	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - DAYTONA BEACH, FL (808)	-
WDS HOLDINGS, LLC	993 SHOCKNEY DRIVE, ORMOND BEACH, FL 32174	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - PORT ORANGE, FL (873)	-
WDS HOLDINGS, LLC	993 SHOCKNEY DRIVE, ORMOND BEACH, FL 32174	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - EDGEWATER, FL (232)	-
WES FURNITURE, INC.	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - GOLDSBORO, NC (819)	-
WES FURNITURE, INC	371 TRADITION DRIVE, MT GILEAD, NC 27306	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - WILSON, NC (738)	-
WISE ENDEAVORS, INC.	20365 SW SHERRY AVE, BLOUNTSTOWN, FL 32424	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BLOUNTSTOWN, FL (681)	-
WISE ENDEAVORS, INC.	20365 SW SHERRY AVE, BLOUNTSTOWN, FL 32424	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - EASTPOINT, FL (686)	-
WISE ENDEAVORS, INC.	20365 SW SHERRY AVE, BLOUNTSTOWN, FL 32424	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - PORT SAINT JOE, FL (690)	-
W. WHALEY, INC.	495 COBBLESTONE DR, INMAN, SC 29349	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - MARION, NC (508)	-
YOUNG & PATE BROOKSVILLE, INC.	425 LAKE NED ROAD, WINTER HAVEN, FL 33884	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BROOKSVILLE, FL (360)	-
YOUNG & PATE EUSTIS INC	425 LAKE NED ROAD, WINTER HAVEN, FL 33884	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - EUSTIS , FL (818)	-
YOUNG & PATE III, INC.	425 LAKE NED ROAD, WINTER HAVEN, FL 33884	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - LIVE OAK, FL (329)	-
YOUNG & PATE, INC.	425 LAKE NED ROAD, WINTER HAVEN, FL 33884	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - OCALA, FL (618)	-
YOUNG & PATE INVERNESS, INC.	425 LAKE NED ROAD, WINTER HAVEN, FL 33884	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - INVERNESS, FL (758)	-
YOUNG & PATE JACKSONVILLE SOUTH, INC.	425 LAKE NED ROAD, WINTER HAVEN, FL 33884	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - JACKSONVILLE SOUTH, FL (631)	-
YOUNG & PATE ST. CLOUD, INC.	425 LAKE NED ROAD, WINTER HAVEN, FL 33884	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - SAINT CLOUD, FL (791)	-
YOUNG & PATE VI, INC.	425 LAKE NED ROAD, WINTER HAVEN, FL 33884	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - WILDWOOD, FL (759)	-
YOUNG & PATE V, INC.	425 LAKE NED ROAD, WINTER HAVEN, FL 33884	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - KISSIMMEE, FL (898)	-
YOUNG & PATE WHN, INC.	425 LAKE NED ROAD, WINTER HAVEN, FL 33884	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - WINTER HAVEN NORTH, FL (219)	-
YOUNG & YOUNG II, INC.	425 LAKE NED ROAD, WINTER HAVEN, FL 33884	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - BARTOW , FL (750)	-
YOUNG & YOUNG, INC.	425 LAKE NED ROAD, WINTER HAVEN, FL 33884	BADCOCK HOME FURNITURE & MORE DEALERSHIP AGREEMENT - WINTER HAVEN SOUTH, FL (789)	-
ASSURANT	260 INTERSTATE NORTH CIRCLE, SE ATLANTA, GA 30339-2210	AUTHORIZED SERVICER AGREEMENT	-
ASSURANT	261 INTERSTATE NORTH CIRCLE, SE ATLANTA, GA 30339-2210	SERVICE EXPENSE REIMBURSEMENT AGREEMENT	-
ASSURANT	262 INTERSTATE NORTH CIRCLE, SE ATLANTA, GA 30339-2210	ADMINISTRATION AGREEMENT (CONSUMER PRODUCTS)	-
ASSURANT	263 INTERSTATE NORTH CIRCLE, SE ATLANTA, GA 30339-2210	ADMINISTRATION AGREEMENT (AFTERMARKET SERVICE CONTRACTS – CONSUMER PRODUCTS)	-
ASSURANT	264 INTERSTATE NORTH CIRCLE, SE ATLANTA, GA 30339-2210	PROFIT SHARE ADDENDUM TO ADMINISTRATION AGREEMENT	-
ASSURANT	265 INTERSTATE NORTH CIRCLE, SE ATLANTA, GA 30339-2210	ASSUMPTION AGREEMENT (FURNITURE SERVICE CONTRACTS)	-
ASSURANT	266 INTERSTATE NORTH CIRCLE, SE ATLANTA, GA 30339-2210	CLAIMS SERVICES AGREEMENT	-

Exhibit C

Removals from Potentially Assigned Agreements

Project Blue Schedule A - Leases (Removals) All $ in Actual

$-
Store #	LANDLORD NAME	LANDLORD ADDRESS	ADDRESS OF SUBJECT PROPERTY	CURE AMOUNT ($)
WSB-818	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	400 N GROVE STREET, EUSTIS FL, 32726	-
WSB-329	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	1429 OHIO AVE NORTH LIVE OAK FL 32064	-
WSB-618	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	2211 SW 19TH AVE RD., OCALA FL, 34471	-
WSB-791	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	1750 E IRLO BRONSON MEM ST CLOUD FL, 34785	-
WSB-789	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	1515 HIGHWAY 17 N WINTER HAVEN SOUTH FL., 34785	-
WSB-759	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	350 SHOPPING CENTER DR., WILDWOOD, FL, 34785	-
WSB-758	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	3690 E GULF TO LAKE INVERNESS, FL, 34453	-
WSB-750	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	1350 N BROADWAY (US 98) BARTOW, FL, 33830	-
WSB-633	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	1762 TREE BOULEVARD ST., AUGUSTINE, FL, 32084	-
WSB-631	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	10965 BEACH BLVD., JACKSONVILLE SOUTH, FL, 32246	-
WSB-219	YOUNG & PATE GROUP	329 PARK AVENUE NORTH, SECOND FLOOR, WINTER PARK, FL 32789 c/o WINDERWEEDLE, HAINES, WARD & WOODMAN, P.A.	1399 6TH ST., NW WINTER HAVEN NORTH, FL 33881	-

Annex 4.3(b)(3)

Docket 693 (Second Supplemental Assignment and Assumption List)

[See attached]

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

In re:	Chapter 11

CONN’S, INC., et al.[1]	Case No. 24-33357 (ARP)

Debtors.	(Jointly Administered)

SECOND AMENDED NOTICE OF (I) POTENTIAL
ASSUMPTION AND ASSIGNMENT OF EXECUTORY

CONTRACTS AND UNEXPIRED LEASES AND (II) CURE AMOUNTS

You are receiving this notice because you may be a counterparty to a contract or lease with Conn’s, Inc or one of its affiliates or subsidiaries. Please read this notice carefully as your rights may be affected by the transactions described herein.

PLEASE TAKE NOTICE OF THE FOLLOWING:

1.            On July 23, 2024, Conn’s, Inc. and its debtor affiliates, as debtors and debtors in possession (collectively, the “Debtors”), each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Court”). The Debtors are authorized to continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

2.            On July 26, 2024, the Debtors filed a motion seeking approval of certain procedures for the sale of some or all of the Debtors’ assets (the “Bidding Procedures”).2 The Court entered an order approving the Bidding Procedures on August 20, 2024 [Docket No. 370] (the “Bid Procedures Order”).

3.            On August 30, 2024 the Debtors filed the Notice of (I) Potential Assumption and Assignment of Executory Contracts and Unexpired Leases and (II) Cure Amounts [Docket No. 459] (the “Assumption Notice”). Attached thereto as Schedule A was an initial list of those executory contracts and unexpired leases listed (collectively, the “Potentially Assigned Agreements” and each, a “Potentially Assigned Agreement”), which the Debtors may potentially assume and assign to the Successful Bidder, along with the cure amounts, if any, that the Debtors believe must be paid to cure any prepetition defaults and pay all amounts accrued under the Potentially Assigned Agreements (the “Initial Cure Amounts”).

[1]	The Debtors in these chapter 11 cases, together with the last four digits of each of the Debtor’s federal tax identification number, are: Conn’s, Inc. (2840), Conn Appliances, Inc. (0706), CAI Holding, LLC (2675), Conn Lending, LLC (9857), Conn Credit I, LP (0545), Conn Credit Corporation, Inc. (9273), CAI Credit Insurance Agency, Inc. (5846), New RTO, LLC (6400), W.S. Badcock LLC (2010), W.S. Badcock Credit LLC (5990), and W.S. Badcock Credit I LLC (6422). The Debtor’s service address is 2445 Technology Forest Blvd., Suite 800, The Woodlands, TX 77381.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Bidding Procedures.

4.            On September 17, 2024, after receiving certain formal and informal objections related to the Initial Cure Amounts and the inclusion or omission of certain Potentially Assigned Agreements, the Debtors filed the Amended Notice of (I) Potential Assumption and Assignment of Executory Contracts and Unexpired Leases and (II) Cure Amounts [Docket No. 644] (the “Amended Assumption Notice”), which amended certain Initial Cure Amounts and modified the list of Potentially Assigned Agreements.

5.            The Debtors have continued to receive certain formal and informal objections related to the Initial Cure Amounts and the inclusion or omission of certain Potentially Assigned Agreements. The Debtors, in consultation with the applicable counterparties to the Potentially Assigned Agreements, hereby file this notice (this “Second Amended Assumption Notice”) setting forth (i) amended cure amounts (the “Amended Cure Amounts”) related to the Potentially Assigned Agreements listed on Exhibit A attached hereto; (ii) in Exhibit B attached hereto, a list of certain of those executory contracts to be added to the list of Potentially Assigned Agreements set forth in Schedule A of the Original Assumption Notice; and (iii) in Exhibit C attached hereto, a list of certain of those executory contracts to be removed from the list of Potentially Assigned Agreements set forth in Schedule A of the Original Assumption Notice. For the sake of clarity, the Amended Cure Amounts amend and supersede the Initial Cure Amounts with respect only to the Potentially Assigned Agreements identified on Exhibit A attached hereto.

6.            Per the Debtors’ Second Notice of Extended Bid Deadline [Docket No. 668] (the “Extension Notice”), and pursuant to the Assumption Notice, any party seeking to object to the validity of the Initial Cure Amounts (as amended by the Amended Cure Amounts), and the inclusion or omission of any of the Potentially Assignment Agreements (as amended by this Amended Assumption Notice), or otherwise assert that any other amounts, defaults, conditions or pecuniary losses must be cured or satisfied under any of the Potentially Assigned Agreements in order for such contract or lease to be assumed and assigned, must file an objection that (a) is in writing, (b) sets forth the specific monetary amount the objector asserts to be due, and the specific types of the alleged defaults, pecuniary losses, accrued amounts and conditions to assignment and the support therefor, (c) is filed with the Clerk of the Bankruptcy Court and (d) is served on (i) counsel to the Debtor, Sidley Austin LLP, 1000 Louisiana St., Houston, TX 77002 (Attn.: Duston McFaul (dmcfaul@sidley.com), Jackson Garvey (jgarvey@sidley.com), Jeri Leigh Miller (jeri.miller@sidley.com), Maegan Quejada (mquejada@sidley.com), Michael Sabino (msabino@sidley.com), and Sean Nuernberger (sean.nuernberger@sidley.com)); (ii) the Office of the United States Trustee for the Southern District of Texas, 515 Rusk St., Suite 3516, Houston, Texas 77002 (Attn.: Jayson B. Ruff (jayson.b.ruff@usdoj.gov)); and (iii) counsel to the Official Committee of Unsecured Creditors, Pachulski Stang, Ziehl & Jones LLP, 780 Third Avenue, New York, New York 10017 (Attn: Bradford J. Sandler (bsandler@pszjlaw.com), Robert J. Feinstein (rfeinstein@pszjlaw.com), and Paul J. Labov (plabov@pszjlaw.com)) by no later than 4:00 p.m. (prevailing Central Time) on October 14, 2024.

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7.            For the avoidance of doubt, except as explicitly set forth herein, nothing in this Second Amended Assumption Notice shall alter, modify or affect anything set forth in the Assumption Notice, the Amended Assumption Notice, or the Extension Notice, including any requirements and deadlines set forth therein.

Dated: September 26, 2024
Houston, Texas

/s/ Jeri Leigh Miller
SIDLEY AUSTIN LLP
Duston McFaul (TX Bar No. 24003309) Jeri Leigh Miller (TX Bar No. 24102176) Maegan Quejada (TX Bar No. 24105999) 1000 Louisiana Street, Suite 5900
Houston, Texas 77002
Telephone:	(713) 495-4500
Facsimile:	(713) 495-7799
Email:	dmcfaul@sidley.com
jeri.miller@sidley.com mquejada@sidley.com
William E. Curtin (admitted pro hac vice)
Michael Sabino (admitted pro hac vice)
787 Seventh Avenue
New York, New York 10019
Telephone:	(212) 839-5300
Facsimile:	(212) 839-5599
Email:	wcurtin@sidley.com msabino@sidley.com

Jackson T. Garvey (admitted pro hac vice)
One South Dearborn
Chicago, Illinois 60603
Telephone:	(312) 853-7000
Facsimile:	(312) 853-7036
Email:	jgarvey@sidley.com

Counsel to the Debtors and Debtors in Possession

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Certificate of Service

I certify that on September 26, 2024, I caused a copy of the foregoing document to be served by the Electronic Case Filing System for the United States Bankruptcy Court for the Southern District of Texas.

/s/ Jeri Leigh Miller
Jeri Leigh Miller

Exhibit A

Amended Cure Amounts

Project Blue Revisions All $ in Actual

				$410,903
Store #	LANDLORD NAME	LANDLORD ADDRESS	ADDRESS OF SUBJECT PROPERTY	CURE AMOUNT ($)
284	HIGHLAND LAKES PROPERTY LLC	341 N MAITLAND AVE, STE 115, MAITLAND, FL, 32751	7407 WEST COLONIAL DRIVE, ORLANDO, FL 32818	66,774.3
305	MANCHESTER VILLAGE SC LLC	4201 CONGRESS ST, STE 170, CHARLOTTE, NC, 28209	548 JOHN ROSS PARKWAY, ROCK HILL, SC 29730	2,046.9
183	GOLDTHORN LLC	2733 E PARLEYS WAY, STE 300, SALT LAKE CITY, UT, 84109	550 E 102ND AVE, DENVER, CO 80229	84,835.7
26	BRIXMOR HOLDINGS 12 SPE LLC	3636 NOBEL DR, SAN DIEGO, CA, 92122	13337 I-H 10, HOUSTON, TX 77015	2,738.2
143	CHANDLER FESTIVAL SPE, LLC	2820 W. CHANDLER BLVD, CHANDLER, AZ, 85224	2820 W. CHANDLER BLVD, CHANDLER, AZ 85224	43,678.2
295	CAPITAL HWY 35 LTD	4200 N LAMAR BLVD, STE 200, AUSTIN, TX, 78703	5431 N INTERSTATE 35, AUSTIN, TX 78723	150,364.4
297	GRE ALTAMONTE LP	201 E LAS OLAS BLVD, STE 1200, FORT LAUDERDALE, FL, 33301	130 E.ALTAMONTE DRIVE, ALTAMONTE SPG, FL 32701	60,465.2

Exhibit B

Additions to Potentially Assigned Agreements

2

Project Blue

Additions

All $ in Actual

$749,092.3
COUNTERPARTY NAME	COUNTERPARTY ADDRESS	DESCRIPTION OF CONTRACT	CURE AMOUNT ($)
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION	480 WASHINGTON BOULEVARD. JERSEY CITY, NJ 07310	SERVICING AGREEMENT - CONN’S RECEIVABLES FUNDING 2024-A	-
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION	480 WASHINGTON BOULEVARD. JERSEY CITY, NJ 07310	SERVICING AGREEMENT - CONN’S RECEIVABLES FUNDING 2023-A	-
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION	480 WASHINGTON BOULEVARD. JERSEY CITY, NJ 07310	SERVICING AGREEMENT - CONN’S RECEIVABLES FUNDING 2022-A	-
B. RILEY RECEIVABLES, LLC	11100 SANTA MONICA BLVD. SUITE 800. LOS ANGELES, CA 90025	SERVICING AGREEMENT - BRR I - W.S. BADCOCK CORPORATION AND B. RILEY RECEIVABLES I, LLC (12/20/21)	-
B. RILEY RECEIVABLES II, LLC	11100 SANTA MONICA BLVD. SUITE 800. LOS ANGELES, CA 90025	SERVICING AGREEMENT - BRR II - W.S. BADCOCK CORPORATION AND B. RILEY RECEIVABLES II, LLC (9/23/22)	-
FRANCHISE GROUP NEWCO BHF, LLC	109 INNOVATION COURT , SUITE J. DELAWARE , OHIO 43015	SERVICING AGREEMENT - W.S. BADCOCK CORPORATION AND FRANCHISE GROUP NEWCO BHF, LLC (12/18/23)	-
CARF COL LLC	2445 TECHNOLOGY FOREST BLVD., SUITE 800, THE WOODLANDS, TX 77381	SERVICING AGREEMENT - CONN'S - CARF COL LLC (MOTUS) (4/9/24)	-
AR FREEDOM RECIEVABLE PURCHASER 2, LLC	519 RXR PLAZA, UNIONDALE, NY 11556	SERVICING AGREEMENT - W.S. BADCOCK - AR FREEDOM RECIEVABLE PURCHASER 2, LLC	-
TRANSWORLD SYSTEMS INC	TWO SUN CT, STE 215 PEACHTREE CORNERS, GA 30092	COLLECTION SERVICES THIRD PARTY AGREEMENT DATED AUGUST 3, 2018	-
TRANSWORLD SYSTEMS INC	TWO SUN CT, STE 215 PEACHTREE CORNERS, GA 30092	STATEMENT OF WORK DATED AUGUST 3, 2018	749,092.3
TRANSWORLD SYSTEMS INC	TWO SUN CT, STE 215 PEACHTREE CORNERS, GA 30092	STATEMENT OF WORK DATED NOVEMBER 27, 2019	-
TRANSWORLD SYSTEMS INC	TWO SUN CT, STE 215 PEACHTREE CORNERS, GA 30092	AMENDMENT TO THE COLLECTION SERVICES THIRD PARTY AGREEMENT DATED MAY 1, 2024	-

Exhibit C

Removals from Potentially Assigned Agreements

3

Project Blue

Removals

All $ in Actual

			$1,947,991
COUNTERPARTY NAME	COUNTERPARTY ADDRESS	DESCRIPTION OF CONTRACT	CURE AMOUNT ($)
TRANSWORLD SYSTEMS INC	TWO SUN CT, STE 215 PEACHTREE CORNERS, GA 30092	STATEMENT OF WORK TO COLLECTION SERVICES AGREEMENT	1,947,991

Exhibit C

Stalking Horse Approval Order

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

In re:	Chapter 11

CONN’S, INC., et al.[1]	Case No. 24-33357 (ARP)

Debtors.	(Jointly Administered)

ORDER (I) APPROVING (A) DESIGNATION

OF STALKING HORSE AND (B) STALKING HORSE

BID PROTECTIONS AND (II) GRANTING RELATED RELIEF

Upon consideration of the motion (the “Motion”),2 of Conn’s, Inc., and its debtor affiliates, as debtors and debtors in possession (collectively, the “Debtors”) in the above-captioned chapter 11 cases (these “Chapter 11 Cases”), seeking, pursuant to sections 105 and 363 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”), Rules 2002, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), and the Procedures for Complex Cases in in the Southern District of Texas (the “Complex Case Rules”), an order (this “Order”) approving the Debtors’ designation of Jefferson Capital Systems, LLC (the “Stalking Horse Bidder”) as the stalking horse bidder and the Asset Purchase Agreement, attached hereto as Exhibit 1 (the “Stalking Horse APA”), as the stalking horse bid (the “Stalking Horse Bid”) for the assets included as Transferred Assets in the Stalking Horse APA (as defined therein); and this Court having reviewed the Motion, the Notice of Filing of Stalking Horse Supplement (the “Stalking Horse Supplement”), and any objections filed thereto; and due and proper notice of the Motion and Stalking Horse Supplement having been provided; and such notice having been adequate and appropriate under the circumstances, and it appearing that no other or further notice need be provided; and the Court having reviewed the Motion and the Stalking Horse Supplement; and the Court having determined that the legal and factual bases set forth in the Motion and the Stalking Horse Supplement establish just cause for the relief granted herein; and this Court having considered the statements of counsel, the First Day Declaration, the Sale Declaration filed in support of the Motion and Stalking Horse Bid; and it appearing that the relief granted herein is in the best interests of the Debtors, their estates, their creditors, and all parties in interest; and upon all the proceedings had before the Court and after due deliberation and sufficient cause appearing therefor,

1	The Debtors in these chapter 11 cases, together with the last four digits of each Debtor’s federal tax identification number, are: Conn’s, Inc. (2840), Conn Appliances, Inc. (0706), CAI Holding, LLC (2675), Conn Lending, LLC (9857), Conn Credit I, LP (0545), Conn Credit Corporation, Inc. (9273), CAI Credit Insurance Agency, Inc. (5846), New RTO, LLC (6400), W.S. Badcock LLC (2010), W.S. Badcock Credit LLC (5990), and W.S. Badcock Credit I LLC (6422). The Debtors’ service address is 2445 Technology Forest Blvd., Suite 800, The Woodlands, TX 77381.

[2]	Capitalized terms not otherwise defined in this Order shall have the meanings given to them in the Debtors’ Motion for Entry of (I) An Order (A) Approving Certain Bidding Procedures and the Form and Manner of Notice Thereof, (B) Scheduling an Auction and a Hearing on the Approval of the Sale of All or Substantially All of the Debtors’ Assets, (C) Establishing Certain Assumption and Assignment Procedures and Approving the Manner of Notice Thereof, and (D) Granting Related Relief; and (II) an Order (A) Authorizing the Sale of All or Substantially All of the Debtors’ Assets Free and Clear of All Encumbrances, (B) Approving the Assumption and Assignment of the Assumed Contracts, and (C) Granting Related Relief [Docket No. 121] (the “Motion”) or the Bidding Procedures Order (defined below), as applicable.

IT IS HEREBY FOUND AND DETERMINED THAT:3

A.            Jurisdiction and Venue. This Court has jurisdiction over this matter and over the property of the Debtors and their bankruptcy estates pursuant to 28 U.S.C. §§ 157(a) and 1334. This matter is a core proceeding pursuant to 28 U.S.C. § 157(b)(2)(A), (M), (N), and (O). The statutory predicates for the relief sought herein are sections 105 and 363 of the Bankruptcy Code and Bankruptcy Rules 2002, 6004 and 9014. Venue of these Chapter 11 Cases and this matter is proper pursuant to 28 U.S.C. §§ 1408 and 1409.

[3]	The findings and conclusions set forth herein constitute the Court’s findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent that any of the following findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such. All findings of fact and conclusions of law announced by the Court at the hearing on approval of the Bid Procedures Order (as defined below) are hereby incorporated herein to the extent not inconsistent herewith.

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B.            Designation and Bid Protections Generally. Pursuant to the Order (A) Approving Certain Bidding Procedures and the Form and Manner of Notice Thereof, (B) Scheduling an Auction and a Hearing on the Approval of the Sale of All or Substantially All of the Debtors’ Assets, (C) Establishing Certain Assumption and Assignment Procedures and Approving the Manner of Notice Thereof, and (D) Granting Related Relief (Docket No. 370) (the “Bid Procedures Order”), the Debtors are authorized, in the exercise of their reasonable business judgment, in consultation with the Consultation Parties, and subject to the consent (not to be unreasonably withheld) of JP Morgan Chase Bank, N.A., to (i) designate a stalking horse bidder, (ii) enter into a stalking horse asset purchase agreement in accordance with the Bidding Procedures, and (iii) agree to any break-up fee and/or expense reimbursement, subject to further Court approval, in each case at any time prior to the Auction and in accordance with the Bidding Procedures.

C.            Stalking Horse Bidder and Bid Protections. Pursuant to the Stalking Horse APA, the Debtors have agreed to (i) pay to the Stalking Horse Bidder (a) a break-up fee in an amount equal to $10,800,000 (the “Break-Up Fee”) plus (b) the amount of reasonable, out-of-pocket and documented expenses the Stalking Horse Bidder incurred in connection with the contemplated sale transaction up to an aggregate amount of $1,250,000 (such expense reimbursement, the “Expense Reimbursement Amount” and, together with the Break-Up Fee, the “Bid Protections”) and (ii) return the Deposit Escrow Amount (as defined in the Stalking Horse APA) to the Stalking Horse Bidder upon the terms and conditions set forth in the Stalking Horse APA. The Stalking Horse APA further provides that the obligations of the Debtors to pay the Bid Protections and return the Deposit Escrow Amount shall be (x) entitled to superpriority administrative expense status with priority over any and all administrative expenses of the kind specified in sections 503(b)(1) and 507(a) of the Bankruptcy Code, which shall rank junior and subordinate to the DIP Superpriority Claims, the Prepetition 507(b) Claims (each as defined in and provided for under the DIP Order), and all other superpriority claims set forth in the DIP Order; and (y) if triggered, shall be payable in accordance with section 4.2(c) of the Stalking Horse APA free and clear of all liens.

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D.            Stalking Horse Supplement. On October 2, 2024, the Debtors (i) filed the Stalking Horse Supplement disclosing its designation of Jefferson Capital Systems, LLC as the Stalking Horse Bidder for the Transferred Assets in accordance with the Bid Procedures Order, (ii) served the Stalking Horse Supplement to the Stalking Horse Notice Parties as defined in the Bid Procedures Order), and (iii) caused the Stalking Horse Supplement to be published on the website maintained by the Debtors’ claims and noticing agent in these Chapter 11 Cases in accordance with the Bid Procedures Order. No other or further notice of the relief granted herein is required.

E.            Adequate Notice. Notice of the designation of the Stalking Horse Bidder and the Bid Protections was (i) appropriate and reasonably calculated to provide all interested parties with timely and proper notice, (ii) in accordance with all applicable requirements of the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, and the Bid Procedures Order, and (iii) adequate and sufficient under the circumstances of these Chapter 11 Cases, such that no other or further notice is required. A reasonable opportunity to object or be heard regarding the relief granted herein has been afforded to all parties in interest in these Chapter 11 Cases.

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F.            Relief is Warranted. Good and sufficient business reasons exist for the Court to authorize the Debtors to enter into the Stalking Horse APA, to designate Jefferson Capital Systems, LLC as the Stalking Horse Bidder for the Transferred Assets, and to approve the Bid Protections set forth in the Staling Horse Agreement, including:

•	Jefferson Capital Systems, LLC would not have entered into the Stalking Horse APA or agreed to act as a Stalking Horse Bidder without the Bid Protections negotiated as part of the Stalking Horse APA;

•	The Bid Protections are the product of negotiations between the Debtors and the Stalking Horse Bidder conducted in good faith and at arm’s length;

•	The Bid Protections are actual and necessary costs and expenses of preserving the Debtors’ estates and commensurate to the real and substantial benefits conferred upon the Debtors’ estates by having the Stalking Horse Bidder; and

•	The Bid Protections are fair, reasonable, and appropriate in light of, among other things, the size and nature of the proposed sale transaction under the Stalking Horse APA, the substantial efforts that will have and will be expended by the Staking Horse Bidder notwithstanding that the proposed sale is subject to higher or better offers, and the substantial benefits the Stalking Horse Bidder has provided to the Debtors, their estates, their creditors, and all parties in interest herein, including, among other things, by increasing the likelihood that the best possible price for the Transferred assets will be received.

G.            The Debtors have properly filed and noticed the approval of the Stalking Horse Bidder. The issuance and immediate effectiveness of this Order as of the date hereof is supported by evidence of compelling business justifications and other circumstances demonstrating that the relief granted by this Order is necessary to prevent immediate and irreparable harm to the Debtors and their estates.

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NOW, THEREFORE, IT IS HEREBY ORDERED THAT:

1.             The Debtors are authorized to designate the Stalking Horse Bidder on the terms set forth in the Stalking Horse Bid.

2.             The Debtors are authorized, pursuant to sections 105(a) and 363(b) of the Bankruptcy Code, to enter into and perform under the Stalking Horse APA, subject to the solicitation of higher or otherwise better offers and the entry of the Sale Order. The Stalking Horse APA is authorized and approved, substantially in the form attached hereto as Exhibit 1, as the Stalking Horse Bid. The Stalking Horse Bidder shall be deemed a Qualified Bidder, and the Stalking Horse Bid shall be deemed a Qualified Bid, for all purposes under the Bidding Procedures Order.

3.             The Stalking Horse APA shall be binding and enforceable on the parties thereto in accordance with its terms and subject to entry of the Sale Order. The failure to describe specifically or include any provision of the Stalking Horse APA in the Stalking Horse Supplement or herein shall not diminish or impair the effectiveness of such provision as to such parties.

4.             Pursuant to sections 105, 363, 364, 503, and 507 of the Bankruptcy Code, the Bid Protections, as set forth in section 4.2(c) of the Stalking Horse APA, are hereby approved, and the Debtors are authorized and directed to promptly pay, as they become due pursuant to the terms of the Stalking Horse APA, any amounts owed to the Stalking Horse Bidder on account of the Bid Protections in accordance with the Stalking Horse APA.

5.             The obligation of the Debtors to (i) pay the Break-Up Fee and the Expense Reimbursement Amount in accordance with the Stalking Horse APA and (ii) return the Deposit Escrow Amount (as defined in the Stalking Horse APA) to the Stalking Horse Bidder shall, in each case, be (a) entitled to superpriority administrative expense status with priority over any and all administrative expenses of the kind specified in sections 503(b)(1) and 507(a) of the Bankruptcy Code, which shall rank junior and subordinate to the DIP Superpriority Claims, the Prepetition 507(b) Claims (each as defined in and provided for under the DIP Order), and all other superpriority claims set forth in the DIP Order; and (b) if triggered by, payable in accordance with section 4.2(c) of the Stalking Horse APA free and clear of all liens.

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6.             Absent further order of the Court, no person or entity (other than the Stalking Horse Bidder) shall be entitled to any expense reimbursement or break-up, “topping,” termination, or other similar fee or payment by the Debtors for submitting a bid for the Transferred Assets, or in any way participating in an Auction or the Debtors’ sale process.

7.             Notwithstanding anything to the contrary in this Order, including the authorizations in paragraph 2 above, the approval of the Sale of the Transferred Assets (whether to the Stalking Horse Bidder or any other party) remains subject to the Court’s approval of the Sale and entry of the Sale Order. All parties’ rights related to the Sale and entry of the Sale Order are fully preserved.

8.             All objections to the entry of this Order or to the relief granted herein that have not been withdrawn, waived, resolved, or settled are hereby denied and overruled.

9.             The requirements set forth in the Bankruptcy Rules and the Complex Case Rules are hereby satisfied, modified, or waived.

10.           Notwithstanding any applicability of Bankruptcy Rule 6004(h), 6006(d), 7052 or 9014, or any applicable provisions of the Bankruptcy Local Rules or Complex Case Rules or otherwise, this Order shall be immediately effective and enforceable upon its entry, and no automatic stay of execution shall apply to this Order. All time periods set forth in this Order shall be calculated in accordance with Bankruptcy Rule 9006(a).

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11.           The Debtors are authorized to take all actions necessary or appropriate to effectuate the relief granted in this Order.

12.           This Court shall retain jurisdiction to hear and determine all matters arising from or related to the implementation, interpretation, or enforcement of this Order.

Dated: ______________, 2024

Alfredo R Pérez
United States Bankruptcy Judge

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Exhibit 1

Stalking Horse APA

[Filed as Exhibit B to Stalking Horse Supplement]